   [LOGO OF NEW ENGLAND FINANCIAL APPEARS HERE]

    -------------------------------------------------------------------------

    ZENITH FUND
    VARIABLE PRODUCTS




                                                         ANNUAL REPORTS
                                                         DECEMBER 31, 1997

                               TABLE OF CONTENTS

Loomis Sayles Avanti Growth Series Supplement..........................        I
Loomis Sayles Small Cap Series.........................................        1
Morgan Stanley International Magnum Equity Series......................        7
Alger Equity Growth Series.............................................       15
Capital Growth Series..................................................       21
Loomis Sayles Avanti Growth Series.....................................       26
Davis Venture Value Series.............................................       32
Westpeak Growth & Income Series........................................       39
Westpeak Stock Index Series............................................       46
Loomis Sayles Balanced Series..........................................       56
Back Bay Advisors Managed Series.......................................       64
Salomon Brothers Strategic Bond Opportunities Series...................       72
Back Bay Advisors Bond Income Series...................................       81
Salomon Brothers U.S. Government Series................................       87
Back Bay Advisors Money Market Series..................................       91
Notes to Financial Statements..........................................       96
Footnotes to Portfolio Manager Commentary..............................      107
New England Variable Life Separate Account.............................      109
Fidelity VIP Overseas Portfolio Supplement.............................  VIP-OVE
Fidelity VIP Equity-Income Portfolio Supplement........................   VIP-EI
Fidelity VIP High Income Portfolio Supplement..........................   VIP-HI
Fidelity VIPII Asset Manager Portfolio Supplement...................... VIPII-AM
Fidelity VIP Overseas Portfolio........................................
Fidelity VIP Equity-Income Portfolio...................................
Fidelity VIP High Income Portfolio.....................................
Fidelity VIPII Asset Manager Portfolio.................................

                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable life product.

                                                                 February, 1998

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 1997 Annual Report for the Zenith variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of December 31, 1997, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

The 1997 Annual Report also contains important information pertaining to one or more funds that may be available under your variable life or variable annuity product. An explanation of the changes affecting these funds can be found in the Supplement(s) included in this Annual Report. Please refer to the Table of Contents to find the locations of the Supplement(s).

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith Variable product.

Sincerely,
/s/ David L. Allen                        /s/ Bruce Long

David Allen                               Bruce Long
Senior Vice President                     President
New England Life Insurance Company        New England Annuities
                                          (A business unit of New England Life
                                          Insurance Company)

* Variable products are offered through New England Securities Corporation.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.


                                                    [PRINTED ON RECYCLED PAPER]

                            NEW ENGLAND ZENITH FUND

                       LOOMIS SAYLES AVANTI GROWTH SERIES

                       Supplement dated February 5, 1998
                                       to
                         Prospectus dated May 1, 1997,
                 as supplemented August 1 and December 1, 1997

  On January 28, 1998, the Board of Trustees of New England Zenith Fund (the "Fund") approved new advisory and subadvisory agreements (the "New Agreements") relating to the Fund's Loomis Sayles Avanti Growth Series (the "Series") between TNE Advisers, Inc.("TNE Advisers") and the Fund on behalf of the Series, and between TNE Advisers and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis, Sayles & Company, L.P. ("Loomis Sayles"), and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs, One New York Plaza, New York, New York 10004, is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

  The transition from Loomis Sayles to Goldman Sachs as subadviser of the Series will involve certain portfolio transaction costs as Goldman Sachs restructures the Series' portfolio to reflect a change in the Series' investment objective and strategy, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected that such costs will exceed 1.00% of the Series' net asset value.

  The management fee payable by the Series to TNE Advisers under the new advisory agreement will be at an annual rate of 0.75% of the Series' average daily net assets. The subadvisory fee payable by TNE Advisers to Goldman Sachs under the new subadvisory agreement will be at the annual rate of 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. In connection with the new advisory agreement, it is expected that the Voluntary Expense Agreement described in the prospectus between TNE Advisers and the Fund with respect to the Series would be terminated, and TNE Advisers would enter into an Expense Deferral Arrangement with the Fund with respect to the Series. The terms of such arrangement would be similar to those of the Expense Deferral Arrangements described in the prospectus with respect to several other series of the Fund, with an annual expense limit of 0.90% of net assets.

  The current investment objective of the Series is long-term capital growth. Assuming shareholder approval of the New Agreements, the Series will continue to invest primarily in common stocks after Goldman Sachs becomes subadviser; however, the Series' investment objective will be long-term capital appreciation. The change in investment objective is subject to shareholder approval. In managing the Series, Goldman Sachs will invest, under normal circumstances, substantially all of the Series' assets in equity securities and at least 65% of the Series' total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $10 billion at the time of investment. If the capitalization of an issuer increases above or decreases below this range after purchase of such issuer's securities, the Series may, but is not required to, sell the securities. Dividend income, if any, will be an incidental consideration. The Series may invest up to 35% of its total assets in fixed income securities. In addition, although the Series will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including issuers in emerging markets and securities quoted in foreign currencies.

  Ronald E. Gutfleish, Managing Director of Goldman Sachs, G. Lee Anderson, Vice President of Goldman Sachs and Lawrence S. Sibley, Vice President of Goldman Sachs will serve as portfolio managers of the Series. Mr. Gutfleish joined Goldman Sachs in 1993. Prior to that, he was a principal of Sanford C. Bernstein & Co. in its Investment Research Department. Mr. Anderson joined Goldman Sachs in 1992. Mr. Sibley joined Goldman Sachs in 1997. Prior to that he was Vice President at J.P. Morgan Securities and before that he was a partner in Institutional Sales at Sanford C. Bernstein & Co.

VL-119-98

LOOMIS SAYLES SMALL CAP SERIES
PORTFOLIO MANAGERS: JEFFREY PETHERICK AND MARY CHAMPAGNE
LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO OF JEFFREY PETHERICK APPEARS HERE]

[PHOTO OF MARY CHAMPAGNE APPEARS HERE]

Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Series posted a total return 24.9% (based on net asset value) for the year. This compares favorably to the Lipper Variable Products Small Cap Fund/15/ average return of 19.6%. The Series also outpaced the Russell 2000 Index/18/, the Series' benchmark, which returned 22.4% over the same period.

Q. WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE SERIES' PERFORMANCE OVER THE YEAR?

A. Increased investor interest in smaller companies' performance bolstered performance in mid-year, enabling the segment to stay ahead of its benchmark for 1997. But the interest was short-lived due to the financial problems in Asia and the resulting market downturn, which drove investors back to the com-fort of better-known, large-company names. As a result, the portfolio lagged the larger-company market indices during the year.

Q. HOW DID YOU MANAGE THE SERIES DURING 1997?

A. Careful stock selection was the key to keeping performance positive in the face of uneasy conditions for smaller companies. For instance, we found select opportunities in both health care and technology, two otherwise stormy sectors in 1997. Meanwhile, we emphasized financial services stocks, which have risen significantly, driven by a growing economy and falling interest rates. We have also added several utilities for their yields and which may also benefit from continuing deregulation.

Toward the end of 1997, we were finding some good values in technology which had suffered from the Asian financial difficulties. We've increased these holdings from about 7% to 10% of the portfolio, being careful to select firms that we believe to have minimal exposure to Asia. A good example is National Computer Systems, a company that depends mostly on the school-testing market rather than overseas customers for its business. The portfolio also benefited in 1997 from financial holdings such as Commercial Federal Corp. and First Fi-nancial.

Q. WHAT IS YOUR CURRENT OUTLOOK FOR 1998?

A. We remain cautiously optimistic that the market has absorbed most of its Asian worries. If so, market performance in general should be solid throughout 1998, and the smaller-company investments that the portfolio favors could do better because their earnings depend less on the international economy than those of some larger firms.

              A $10,000 Investment Compared to a Russell 2000/18/

                           [LINE GRAPH APPEARS HERE]


                                   Small Cap
                                     Series             Russel 2000
                                   ---------            -----------
            5/1/94                   10,000                10,000
            12/31/94                  9,676                10,026
            12/31/95                 12,471                12,879
            12/31/96                 16,295                15,003
            12/31/97                 20,344                18,358

[X] FUND FACTS

GOAL: Long-term growth from investment in common stocks or their equivalent.

START DATE: May 2, 1994

SIZE: $200 million as of December 31, 1997

MANAGERS: Jeffrey Petherick and Mary Champagne. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Series in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Value Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sayles in 1990. Ms. Champagne joined Loomis Sayles in 1993.
Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--86.8% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
         AEROSPACE--2.0%
  31,200 Alliant TechSystem, Inc. ...............................   $  1,739,400
  59,200 Gencorp, Inc. ..........................................      1,480,000
  33,500 Nichols Research Corp. .................................        837,500
                                                                    ------------
                                                                       4,056,900
                                                                    ------------
         AUTOMOBILE & RELATED--2.4%
  77,200 Aftermarket Technology Corp. ...........................      1,399,250
  19,300 Borg Warner Automotive, Inc. ...........................      1,003,600
  37,000 Echlin, Inc. ...........................................      1,338,937
  58,500 Intermet Corp. .........................................      1,023,750
                                                                    ------------
                                                                       4,765,537
                                                                    ------------
         BANKS--SAVINGS & LOAN--4.6%
  33,277 Associated Banc Corp. ..................................      1,834,395
  23,300 Bank Utd. Corp. ........................................      1,140,244
  30,200 City National Corp. ....................................      1,115,512
  10,600 CNB Bancshares Inc. ....................................        510,787
  44,212 Commercial Federal Corp. ...............................      1,572,289
  50,500 Downey Financial Corp. .................................      1,436,094
  28,500 UST Corp. ..............................................        790,875
   8,700 Westamerica Bancorporation..............................        889,575
                                                                    ------------
                                                                       9,289,771
                                                                    ------------
         BUILDING & RELATED--3.6%
  52,000 Champion Enterprises, Inc. .............................      1,069,250
  38,350 Crossman Communities, Inc.(c)...........................      1,059,419
 116,100 Furniture Brands International, Inc. ...................      2,380,050
  45,200 Giant Cement Holdings, Inc.(c)..........................      1,045,250
 147,500 Shaw Industries, Inc. ..................................      1,714,687
                                                                    ------------
                                                                       7,268,656
                                                                    ------------
         BUSINESS SERVICES--3.4%
  38,400 Alternative Resources Corp. ............................        885,600
 107,600 Apac Teleservices, Inc. ................................      1,452,600
  24,200 CDI Corp.(c)............................................      1,107,150
  31,500 Cort Business Services Corp.(c).........................      1,254,094
   8,300 Team America Corp. .....................................         87,150
 103,400 Viad Corp. .............................................      1,996,912
                                                                    ------------
                                                                       6,783,506
                                                                    ------------
         CAPTIVE FINANCE--0.9%
  93,300 Franchise Mortgage Acceptance Corp. ....................      1,714,387
                                                                    ------------
         CELLULAR--WIRELESS COMMUNICATION--0.3%
  54,900 Vanguard Cellular Systems, Inc. ........................        699,975
                                                                    ------------
         COMMUNICATION EQUIPMENT--0.3%
  36,200 California Microwave....................................        701,375
                                                                    ------------

 SHARES                                                               VALUE (A)
         CHEMICALS--SPECIALTY--3.1%
  42,300 Amcol International Corp. ...............................   $   671,512
  56,600 Cuno, Inc. ..............................................       863,150
  19,700 Dexter Corp. ............................................       850,794
  27,000 Fuller H.B. Co. .........................................     1,336,500
  32,500 General Chemical Group, Inc. ............................       869,375
  45,300 Hanna M.A. Co. ..........................................     1,143,825
  27,200 Mississippi Chemical Corp. ..............................       496,400
                                                                     -----------
                                                                       6,231,556
                                                                     -----------
         COMPUTER HARDWARE--1.4%
  64,700 Digi International, Inc. ................................     1,099,900
  51,000 Komag, Inc. .............................................       758,625
  40,100 Telxon Corp. ............................................       957,387
                                                                     -----------
                                                                       2,815,912
                                                                     -----------
         COMPUTER SOFTWARE & SERVICES--4.0%
  42,000 American Management Systems, Inc. .......................       819,000
  53,400 Filenet Corp. ...........................................     1,608,675
  71,700 Platinum Technology, Inc. ...............................     2,025,525
  36,600 Sterling Software, Inc. .................................     1,500,600
  56,000 Structural Dynamics Research Corp. ......................     1,260,000
  21,800 WMS Industries, Inc. ....................................       460,525
  27,600 Wonderware Corp. ........................................       389,850
                                                                     -----------
                                                                       8,064,175
                                                                     -----------
         CONSUMER--JEWELRY/NOVELTIES/GIFTS--0.7%
  21,600 Gibson Greetings, Inc. ..................................       472,500
  41,000 Zale Corp. ..............................................       943,000
                                                                     -----------
                                                                       1,415,500
                                                                     -----------
         CONTAINERS--METALS/GLASS--0.6%
  65,350 US Can Corp.(c)..........................................     1,102,781
                                                                     -----------
         ELECTRICAL EQUIPMENT--1.2%
  37,300 Alpha Industries, Inc. ..................................       601,462
 109,600 Sensormatic Electronics Corp. ...........................     1,801,550
                                                                     -----------
                                                                       2,403,012
                                                                     -----------
         ELECTRONICS--2.0%
  64,700 BMC Industries, Inc. ....................................     1,043,287
  43,800 Cypress Semiconductor Corp. .............................       372,300
  34,600 Exar Corp. ..............................................       570,900
 109,400 Integrated Device Technology.............................     1,032,462
  68,000 International Rectifier Corp. ...........................       803,250
  51,300 Xicor, Inc. .............................................       153,900
                                                                     -----------
                                                                       3,976,099
                                                                     -----------

                See accompanying notes to financial statements.
2

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                VALUE (A)
         FINANCIAL--CONSUMER/DIVERSIFIED--9.9%
         American General
  60,900 Hospitality Corp. ......................................   $  1,629,075
  55,300 Brandywine Realty Trust.................................      1,389,412
  24,100 Capmac Holdings, Inc. ..................................        837,475
  56,500 Capstone Capital Corp. .................................      1,444,281
  54,450 Financial Federal Corp. ................................      1,286,381
         Health Care Property
  51,100  Investments, Inc. .....................................      1,932,219
 164,400 Imperial Credit
          Commercial Mortgage
          Investment Corp. ......................................      2,404,350
  90,100 Koger Equity, Inc. .....................................      1,976,569
  51,500 Liberty Property........................................      1,470,969
  48,800 Mack CA Realty Corp. ...................................      2,000,800
  35,600 Sun Communities, Inc. ..................................      1,279,375
         Sunstone Hotel Investors
  90,700  Inc. ..................................................      1,564,575
  44,880 WFS Financial, Inc.(c)..................................        504,900
                                                                   -------------
                                                                      19,720,381
                                                                   -------------
         FOOD PACKAGING & MISCELLANEOUS--1.7%
  13,400 International Home Foods................................        375,200
  39,200 International Multifoods Corp...........................      1,109,850
  53,800 Lance, Inc. ............................................      1,415,612
  24,400 Michaels Foods..........................................        594,750
                                                                   -------------
                                                                       3,495,412
                                                                   -------------
         FREIGHT TRANSPORTATION--2.1%

  43,400 Circle International Group, Inc.........................        995,488
  64,300 Pittston Burlington Group ..............................      1,687,875
  49,300 US Freightways Corp.....................................      1,602,250
                                                                   -------------
                                                                       4,285,613
                                                                   -------------
         HEALTH CARE--DRUGS--0.4%

  63,400 Weider Nutrition International, Inc.....................        788,537
                                                                   -------------

         HEALTH CARE--MEDICAL PROPERTY/SUPPLIES--0.8%
  42,500 DVI, Inc.(c)............................................        786,250
  24,200 Gulf South Medical Supply, Inc. ........................        901,450
                                                                   -------------
                                                                       1,687,700
                                                                   -------------
         HEALTH CARE--MEDICAL TECHNOLOGY--3.0%
  62,000 Conmed Corp.(c).........................................      1,627,500
  54,900 C. R. Bard, Inc. .......................................      1,719,056
  57,100 Hologic, Inc. ..........................................      1,181,256
  34,500 Invacare Corp. .........................................        750,375
  23,500 Sola International, Inc. ...............................        763,750
                                                                   -------------
                                                                       6,041,937
                                                                   -------------
         HEALTH CARE--SERVICES--5.4%
  47,500 Compdent Corp. .........................................        963,359
  41,500 Genesis Health Ventures, Inc. ..........................      1,094,562
  61,700 Healthplan Services  Corp. .............................      1,295,700

 SHARES                                                              VALUE (A)
        HEALTH CARE--SERVICES--(CONTINUED)
 77,372 Integrated Health Services, Inc. ........................   $  2,413,039
 43,500 Pharmerica Inc. .........................................        451,312
 30,900 Phymatrix Corp. .........................................        486,675
 57,400 Sierra Health Services, Inc. ............................      1,930,075
 47,900 Trigon Healthcare Inc. ..................................      1,251,387
 42,043 Vitalink Pharmacy Services, Inc. ........................      1,014,287
                                                                    ------------
                                                                      10,900,396
                                                                    ------------
        HOUSEHOLD PRODUCTS--1.0%
 99,500 Dial Corp. New...........................................      2,070,844
                                                                    ------------
        INSURANCE--5.8%
 64,125 Allied Group, Inc. ......................................      1,835,578
 37,100 Capital Re Corp. ........................................      2,302,519
 54,000 Everest Reinsurance Holdings.............................      2,227,500
 46,000 Protective Life Corp. ...................................      2,748,500
 57,800 Reinsurance Group of America, Inc. ......................      2,460,112
                                                                    ------------
                                                                      11,574,209
                                                                    ------------
        MANUFACTURING--DIVERSIFIED--2.9%
 99,700 Apogee Enterprises, Inc. ................................      1,183,937
 79,500 Griffon Corp.(c).........................................      1,162,687
 52,100 Premark International, Inc. .............................      1,510,900
 55,000 Trimas Corp. ............................................      1,890,625
                                                                    ------------
                                                                       5,748,149
                                                                    ------------
        MANUFACTURING--SPECIAL--1.4%
 41,800 Federal Signal Corp. ....................................        903,925
 64,300 Regal Beloit Corp. ......................................      1,900,869
                                                                    ------------
                                                                       2,804,794
                                                                    ------------
        METALS & MINING--2.1%
 65,100 Agnico Eagle Mines Ltd. .................................        353,981
 53,500 Chart Industries, Inc. ..................................      1,220,469
 54,900 Imco Recycling, Inc. ....................................        881,831
 70,500 Oregon Steel Mills, Inc. ................................      1,502,531
 59,600 Rohn Industries, Inc. ...................................        307,312
                                                                    ------------
                                                                       4,266,124
                                                                    ------------
        NATURAL GAS PIPELINES--1.5%
 52,900 Eastern Enterprises......................................      2,380,500
 25,900 Public Service Co. N.C., Inc. ...........................        592,462
                                                                    ------------
                                                                       2,972,962
                                                                    ------------
        OFFICE EQUIPMENT--1.2%
 76,000 Kimball International, Inc...............................      1,401,250
 26,300 National Computer Systems, Inc. .........................        927,075
                                                                    ------------
                                                                       2,328,325
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)


 SHARES                                                              VALUE (A)
         OIL & GAS--DRILLING EQUIPMENT--2.9%
  20,600 Atwood Oceanics, Inc. ..................................   $    975,925
  33,100 Offshore Logistics, Inc. ...............................        707,512
  65,100 Pride International, Inc. ..............................      1,643,775
  42,800 Seitel, Inc.(c).........................................        732,950
  39,900 Weatherford Enterra, Inc.(c)............................      1,745,925
                                                                    ------------
                                                                       5,806,087
                                                                    ------------
         OIL & GAS--EXPLORATION PRODUCTS--2.4%
  65,400 Forcenergy, Inc. .......................................      1,712,662
  59,800 Lomak Petroleum, Inc....................................        971,750
  28,500 Plains Resources, Inc.(c)...............................        489,844
  87,100 Vintage Petroleum, Inc..................................      1,654,900
                                                                    ------------
                                                                       4,829,156
                                                                    ------------
         PAPER & FOREST PRODUCTS--0.9%
  55,400 Boise Cascade Corp .....................................      1,675,850
   5,700 Wausau Paper Mills, Inc. ...............................        114,712
                                                                    ------------
                                                                       1,790,562
                                                                    ------------
         PUBLISHING--0.5%
  24,500 Houghton Mifflin Co. ...................................        940,187
                                                                    ------------
         RESTAURANTS--1.4%
  85,600 Buffets, Inc. ..........................................        802,500
  18,700 Cracker Barrel Old Country Store........................        624,112
  20,600 Cooker Restaurant Corp. ................................        196,987
  97,100 Darden Restaurants, Inc. ...............................      1,213,750
                                                                    ------------
                                                                       2,837,349
                                                                    ------------
         RETAIL--FOOD CHAINS--0.9%
  39,700 Hannaford Bros. Co. ....................................      1,724,469
                                                                    ------------
         RETAIL--GENERAL MERCHANDISE--0.5%
  44,100 Saks Holdings, Inc. ....................................        912,319
                                                                    ------------
         RETAIL--SPECIALTY--2.4%
  32,800 Family Dollar Stores, Inc. .............................        961,450
 101,000 Heilig Meyers Co. ......................................      1,212,000
  22,300 Office Max Inc. ........................................        317,775
  36,600 Tandycrafts, Inc. ......................................        166,700
  70,800 United Auto Group, Inc. ................................      1,283,250
  27,900 Wet Seal Inc. ..........................................        823,050
                                                                    ------------
                                                                       4,764,225
                                                                    ------------
         SPECIALTY PRINTING--1.2%
  53,100 Banta Corp. ............................................      1,433,700
  43,300 Cadmus Communications Corp. ............................        887,650
                                                                    ------------
                                                                       2,321,350
                                                                    ------------

 SHARES                                                              VALUE (A)
        TELEPHONE--0.6%
 72,000 Antec Corp. .............................................   $  1,125,000
                                                                    ------------
        TEXTILE & APPAREL--1.3%
 98,000 Stride Rite Corp. .......................................      1,176,000
  6,900 Timberland Co. ..........................................        400,631
 22,700 Westpoint Stevens, Inc. .................................      1,072,575
                                                                    ------------
                                                                       2,649,206
                                                                    ------------
        UTILITIES--ELECTRIC--1.4%
 45,400 Calpine Corp. ...........................................        675,325
  9,200 Commonwealth Energy Systems..............................        305,900
 34,500 Rochester Gas & Electric Corp. ..........................      1,173,000
 17,100 WPS Resource Corp. ......................................        578,194
                                                                    ------------
                                                                       2,732,419
                                                                    ------------
        WASTE MANAGEMENT--0.7%
 62,250 World Fuel Services Corp. ...............................      1,307,250
                                                                    ------------
        Total Common Stocks
         (Identified Cost $157,526,364)..........................    173,714,104
                                                                    ------------

SHORT-TERM INVESTMENTS--14.2%

    FACE
   AMOUNT
 $9,600,000 Chevron Oil Finance Co.
             5.350%, 1/02/98....................................      9,600,000
  9,200,000 Exxon Asset Management
             6.250%, 1/02/98....................................      9,200,000
  9,600,000 General Electric
             5.500%, 1/02/98....................................      9,600,000
                                                                   ------------
            Short-Term Investments
             (Identified Cost $28,400,000)......................     28,400,000
                                                                   ------------
            Total Investments--101.0%
             (Identified Cost $185,926,364)(b)..................    202,114,104
            Other assets less liabilities.......................     (2,008,650)
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $200,105,454
                                                                   ============

(a) See Note 1A.
(b) Federal Tax Information:
  At December 31,1997 the net unrealized appreciation on investments based on cost of $186,027,269 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there
  is an excess of value over tax cost...........................   $ 25,092,827
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value................    (9,005,992)
                                                                   ------------
 Net unrealized appreciation.....................................  $ 16,086,835
                                                                   ============

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
DECEMBER 31, 1997                         YEAR ENDED DECEMBER 31, 1997

ASSETS
 Investments at value.................................             $202,114,104
 Cash.................................................                   28,550
 Receivable for:
 Fund shares sold.....................................                  851,935
 Securities sold......................................                1,024,975
 Dividends and interest...............................                  267,737
                                                                   ------------
                                                                    204,287,301
LIABILITIES
 Payable for:
 Securities purchased.................................  $3,812,135
 Fund shares redeemed.................................     199,368
 Accrued expenses:
 Management fees......................................     151,462
 Deferred trustees' fees..............................       2,640
 Other................................................      16,242
                                                        ----------
                                                                      4,181,847
                                                                   ------------
                                                                   $200,105,454
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in......................................             $181,986,241
 Undistributed net investment income..................                   35,427
 Accumulated net realized gains.......................                1,896,046
 Unrealized appreciation on investments...............               16,187,740
                                                                   ------------
NET ASSETS............................................             $200,105,454
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($200,105,454 divided by 1,259,130 shares of
 beneficial interest).................................             $     158.92
                                                                   ============
Identified cost of investments........................             $185,926,364
                                                                   ============

INVESTMENT INCOME
 Dividends..........................................              $ 1,624,425(a)
 Interest...........................................                1,142,688
                                                                  -----------
                                                                    2,767,113
EXPENSES
 Management fees....................................  $1,404,831
 Trustees' fees and expenses........................      20,331
 Custodian..........................................      86,945
 Audit and tax services.............................       7,591
 Legal..............................................      22,022
 Printing...........................................      55,598
 Miscellaneous......................................       3,231
                                                      ----------
 Total expenses.....................................   1,600,549
 Less expenses assumed by the investment adviser....    (195,718)   1,404,831
                                                      ----------  -----------
NET INVESTMENT INCOME...............................                1,362,282
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net...................................               22,598,381
 Unrealized appreciation on:
 Investments--net...................................                5,981,132
                                                                  -----------
Net gain on investment transactions.................               28,579,513
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........              $29,941,795
                                                                  ===========

(a) Net of foreign taxes of: $161.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    591,899  $  1,362,282
 Net realized gain on investments..................     5,566,031    22,598,381
 Unrealized appreciation on investments............     7,966,226     5,981,132
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    14,124,156    29,941,795
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (597,412)   (1,336,197)
 Net realized gain on investments..................    (5,269,235)  (21,404,296)
                                                     ------------  ------------
                                                       (5,866,647)  (22,740,493)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    66,168,269   117,472,557
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       597,412     1,336,197
 Distributions from net realized gain..............     5,269,235    21,404,296
                                                     ------------  ------------
                                                       72,034,916   140,213,050
 Cost of shares redeemed...........................   (18,839,546)  (36,502,923)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    53,195,370   103,710,127
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    61,452,879   110,911,429
NET ASSETS
 Beginning of the year.............................    27,741,146    89,194,025
                                                     ------------  ------------
 End of the year...................................  $ 89,194,025  $200,105,454
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $     14,855  $      9,342
                                                     ============  ============
 End of the year...................................  $      9,342  $     35,427
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       482,269       721,830
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         7,195         8,598
 Distributions from net realized gain..............        34,411       137,451
                                                     ------------  ------------
                                                          523,875       867,879
 Redeemed..........................................      (139,206)     (226,920)
                                                     ------------  ------------
 Net change........................................       384,669       640,959
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                   MAY 2, 1994(A)
                                      THROUGH       YEAR     YEAR      YEAR
                                    DECEMBER 31,    ENDED    ENDED    ENDED
                                        1994        1995     1996      1997
                                   --------------  -------  -------  --------
Net Asset Value, Beginning of
 Year.............................    $100.00      $ 96.61  $118.80  $ 144.29
                                      -------      -------  -------  --------
Income From Investment Operations
 Net Investment Income............       0.14         0.85     1.05      1.22
 Net Realized and Unrealized Gain
  (Loss) on Investments...........      (3.38)       26.93    35.03     34.11
                                      -------      -------  -------  --------
 Total From Investment Operations.      (3.24)       27.78    36.08     35.33
                                      -------      -------  -------  --------
Less Distributions
 Distributions From Net Investment
  Income..........................      (0.15)       (0.78)   (1.03)    (1.21)
 Distributions From Net Realized
  Capital Gains...................       0.00        (4.81)   (9.56)   (19.49)
                                      -------      -------  -------  --------
 Total Distributions..............      (0.15)       (5.59)  (10.59)   (20.70)
                                      -------      -------  -------  --------
Net Asset Value, End of Year......    $ 96.61      $118.80  $144.29  $ 158.92
                                      =======      =======  =======  ========
TOTAL RETURN (%)..................      (3.23)(c)    28.88    30.67     24.85
Ratio of Operating Expenses to
 Average Net Assets (%)...........       1.00 (b)     1.00     1.00      1.00
Ratio of Net Investment Income to
 Average Net Assets (%)...........       0.32 (b)     1.26     1.15      0.97
Portfolio Turnover Rate (%).......         80 (b)       98       62        87
Average Commission Rate(d)........         --           --  $0.0568  $ 0.0534
Net Assets, End of Year (000).....    $ 3,105      $27,741  $89,194  $200,105
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)....................       2.31 (b)     1.91     1.29      1.14

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY SERIES)
PORTFOLIO MANAGER: FRANCINE J. BOVICH
MORGAN STANLEY ASSET MANAGEMENT INC.

[PICTURE OF FRANCINE J. BOVICH
  APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE YEAR?

A. The Series posted a -1.30% total return (based on net asset value) during the period. The Lipper Variable Products International Funds average returned 5.11%. The Series underperformed the EAFE Index, which returned 1.8% over the same period.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. Morgan Stanley took over the Series in May 1997, and spent the first few weeks restructuring to take advantage of the best ideas of our global research team. Shortly after we finished restructuring the portfolio, the Asian currency crisis began with the devaluation of the Thai baht on July 2. The crisis quickly spread throughout the Pacific Rim, causing markets in the region to plummet. In response to the crisis, we significantly reduced our holdings in Asia and Japan, increased exposure to Europe and temporarily boosted our cash position. We also hedged our exposure to the Japanese yen, Singapore dollar and, through the fall, certain European currencies, to protect investors from the depreciation of these currencies versus the U. S. dollar.

Overall stock selection in the portfolio was positive, particularly in Japan, where we have continued to avoid banks altogether, and instead have focused on companies such as Sony that have strong franchises, managements and balance sheets. In Europe, our stocks include cyclical companies and should benefit from continuing economic improvement across the continent. Unfortunately, the turmoil in Asia caused a "flight to quality" which caused some of our holdings to underperform compared to the largest, most liquid names. Our underweight po-sition in European banking stocks, which have become rather expensive, also held back performance as the financial sector experienced a significant amount of merger activity near year-end.

Q. WHAT IS YOUR CURRENT OUTLOOK IN 1998?

Looking ahead, we expect the beginning of 1998 to continue to be volatile, par-ticularly as the Asian crisis plays itself out. The financial sectors in both Asia and Japan are in fragile shape, and the world will be watching very care-fully to see how these difficulties are resolved. The wildcard in Asia will be whether or not China and in turn Hong Kong allow their currencies to devalue in light of the competitive devaluations sweeping the region. Although we do not believe such a devaluation is likely in the near term, the possibility nonethe-less makes us cautious about the outlook for the Hong Kong market and the re-gion overall, as another round of devaluations would likely ensue. We are cur-rently underweighted in Asia relative to the benchmark EAFE Index, with a ma-jority of our Asian holdings in Australia.

In Japan, we believe that the government will come under increasing pressure to implement policies to stimulate the domestic economy and reform the banking sectors. Thus far, however, the government's anti-deficit stance has precluded any government spending package or meaningful tax cut, and no approach has been announced to deal with the weakest banks or the huge amount of bad debt on bank balance sheets. Therefore, despite valuations that have become increasingly at-tractive, we will remain wary and underweight with regard to the Japanese mar-ket until we see signs of change. Because of our bearishness regarding these two markets, we have been holding a higher-than-average amount of cash--some-thing we view as a temporary defensive measure.

Of the developed international regions, we believe Europe offers the most in-vestment potential throughout 1998. As a result, Europe currently represents our largest weighting, with about 65% (at the time of writing) of the portfolio invested there. Restructuring, consolidation and deregulation should continue as European Monetary Union (EMU) approaches, with companies jockeying for bet-ter strategic position in the new pan-European world. Additionally, with the introduction of the new euro currency scheduled for 1999, interest rates should continue to converge with rates falling in the peripheral nations and rising in the core countries. Although we expect growth to slow as exports of European luxury and capital goods moderate due to lower Asian demand, overall the envi-ronment is benign for European equities. In particular, we are finding new in-vestment opportunities in the UK in companies offering the attractive combina-tion of strong business franchises with low capital requirements and manage-ments focused on shareholder value.

Overall, we will continue to monitor conditions around the world, seeking the best investment opportunities available. With valuations in both Japan and Asia looking more compelling, we hope that we will see positive change at the margin that will signal our re-entry into these markets and be the catalyst that will cause the market to rise. We strive to remain agile regarding stock selection, and will put cash to work as soon as we find suitable opportunities to do so.

              A $10,000 Investment Compared to the EAFE Index/2/

                           [LINE GRAPH APPEARS HERE]

                                  International
                                  Equity Series             EAFE
                                  -------------             ----
            10/31/94                 10,000                10,000
            10/31/94                 10,260                 9,554
            10/31/95                 10,879                10,454
            10/31/96                 11,627                10,914
            10/31/97                 11,476                11,497

[X] FUND FACTS

GOAL: Total return from long-term growth of capital

START DATE: October 31, 1994

SIZE: $53 million as of December 31, 1997

MANAGER: Francine J. Bovich manages the Morgan Stanley International Magnum Equity Series. Ms. Bovich is also a Managing Director of Morgan Stanley Asset Management.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--85.6% OF TOTAL NET ASSETS

 SHARES                                                               VALUE (A)
         AUSTRIA--0.5%
   4,200 Bochler Uddeholm.........................................   $   246,218
                                                                     -----------
         AUSTRALIA--1.9%
  22,000 Australia & New Zealand Bank.............................       145,392
  15,500 Commonwealth Bank........................................       177,798
   8,400 Lend Lease Corp..........................................       164,241
  12,700 National Australia Bank, Ltd.............................       177,381
  39,000 News Corp., Ltd. ........................................       215,293
  61,800 Telstra Corp. ...........................................       130,501
   8,000 Telstra Corp. ...........................................        16,893
                                                                     -----------
                                                                       1,027,499
                                                                     -----------
         BELGIUM--0.7%
   7,100 GB Inno..................................................       344,930
                                                                     -----------
         DENMARK--1.3%
   5,300 BG Bank AS...............................................       356,587
   4,700 Unidanmark...............................................       345,029
                                                                     -----------
                                                                         701,616
                                                                     -----------
         FINLAND--3.2%
  10,000 Amer-Yhtymae Series A....................................       191,710
   6,480 Huhtamaki OY "I' Free....................................       267,476
   1,670 Kone OY Series B.........................................       202,203
  52,800 Merita Ltd Series A......................................       288,654
   6,650 Merita Ltd Series B......................................       156,156
     358 Rauma OY.................................................         5,583
  42,100 Rautaruukki OY...........................................       339,831
  17,280 Valmet OY................................................       238,391
                                                                     -----------
                                                                       1,690,004
                                                                     -----------
         FRANCE--7.8%
   1,500 Alcatel Alsthom..........................................       190,662
     640 Bongrain S.A. ...........................................       270,101
   3,251 Cie de St. Gobain........................................       461,843
   2,300 Cie General des Eaux.....................................         1,563
   6,500 France Telecommunication.................................       235,765
   2,470 Groupe Danone............................................       441,181
   4,560 Elf Aquitaine............................................       530,365
   5,100 Lafarge-Coppee...........................................       334,633
  10,200 Legris...................................................       354,208
   3,200 Scor.....................................................       153,021
   2,000 SGS Thomson Microelectronics.............................       123,785
   1,800 SGS Thomson Microelectronics.............................       111,407
   5,100 Total SA Series B........................................       555,039
  26,190 Usinor...................................................       378,152
                                                                     -----------
                                                                       4,141,725
                                                                     -----------
         GERMANY--9.1%
  10,910 Basf AG..................................................       386,621
   8,300 Bayer AG.................................................       310,048

 SHARES                                                               VALUE (A)
     750 Buderus AG...............................................   $   336,029
   1,000 Dyckerhoff AG Preferred..................................       264,043
  13,100 Gerresheimer Glas........................................       182,415
   3,700 Hornbach Hldg AG Preferred...............................       256,066
  15,450 Lufthansa AG.............................................       296,298
   4,300 Metro AG.................................................       154,173
     600 Philipp Holzmann.........................................       153,423
   2,440 Plettac AG...............................................       337,730
     580 Sudzucker AG Preferred...................................       283,721
  10,310 Veba AG..................................................       702,062
   1,220 Viag AG..................................................       657,150
   1,000 Volkswagen...............................................       562,551
                                                                     -----------
                                                                       4,882,330
                                                                     -----------
         GREAT BRITAIN--18.0%
  58,200 Aggreko..................................................       149,126
   2,600 Associated British Foods.................................        22,634
  26,800 Bank of Ireland..........................................       411,582
  38,072 Bank of Scotland.........................................       345,809
  11,300 Bass PLC.................................................       175,773
  17,200 Bat Industries PLC.......................................       156,850
  40,005 BG PLC...................................................       180,040
  34,900 Booker PLC...............................................       183,434
  63,200 British Telecom PLC......................................       497,988
  41,800 Bunzl PLC................................................       162,373
  29,800 Burmah Castrol...........................................       519,812
  30,400 Charter PLC..............................................       373,991
  12,900 Commercial Union PLC.....................................       179,888
   8,400 Danka Business Systems...................................        32,699
  52,600 Diageo PLC...............................................       481,223
   8,900 Glynwed International....................................        37,861
  51,600 Great Universal Stores PLC...............................       650,056
  84,800 Imperial Tobacco Group...................................       533,458
  53,800 Kwik Save Group..........................................       258,914
  80,300 Medeva...................................................       213,666
  32,500 P and O Steam Navigation Co..............................       369,665
  26,000 Premier Farnell..........................................       187,048
 129,700 Premier Cons Oilfields LTD...............................       112,907
  42,800 Racal Electronics PLC....................................       187,698
  41,600 Reckitt and Colman.......................................       652,532
  59,154 Royal Sun Alliance Insurance.............................       595,594
  61,900 Salveson Christian.......................................        99,637
  93,200 Scapa Group..............................................       356,679
  33,300 Tate and Lyle PLC........................................       274,023
  38,000 Unilever PLC.............................................       326,867
  35,700 Westminster Health Care Holdings.........................       214,026
 131,000 WPP Group PLC............................................       583,104
                                                                     -----------
                                                                       9,526,957
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
         HONG KONG--1.5%
  34,000 Cheung Kong Holdings.....................................   $   222,674
  15,000 China Light & Power Co. .................................        83,237
  15,000 Dao Heng Bank Group......................................        37,456
  28,000 Hong Kong Telecommunications.............................        57,633
   5,400 HSBC Holdings............................................       133,101
  17,000 Hutchison Whampoa........................................       106,620
  24,000 NG Fung Hong.............................................        25,242
  11,000 Shanghai Industrial Holdings.............................        40,883
   9,000 Sun Hung Kai Properties..................................        62,718
   5,000 Swire Pacific............................................        27,423
                                                                     -----------
                                                                         796,987
                                                                     -----------
         ITALY--2.8%
  89,000 Magneti Marelli Spa......................................       152,190
   4,350 Marzotto & Figli.........................................        54,344
  43,450 Mediaset.................................................       213,443
  86,000 Sogefi...................................................       218,768
 192,812 Telecom Italia Spa.......................................       850,161
                                                                     -----------
                                                                       1,488,906
                                                                     -----------
         JAPAN--16.5%
  20,000 Amada, Ltd...............................................        74,290
  24,000 Asahi Tech Corp..........................................        38,049
  14,000 Canon....................................................       325,955
   9,000 Dai Nippon Printing......................................       168,875
  51,000 Daicel Chemical..........................................        66,401
  19,000 Daifuku..................................................        92,403
  27,000 Daikin Industries........................................       101,739
   3,000 Familymart Co., Ltd. ....................................       107,529
  10,000 Fuji Machine Manufacturing...............................       241,250
   7,000 Fuji Photo Film, Ltd.....................................       268,055
  28,000 Fujitsu, Ltd. ...........................................       300,222
  18,000 Fujitec Co. .............................................        99,257
  45,000 Furukawa Electric Co. ...................................       192,655
  10,000 Hitachi Credit Corp. ....................................       164,663
  39,000 Hitachi, Ltd.............................................       277,782
  15,000 Inabata and Co...........................................        47,101
  31,000 Kaneka Corp. ............................................       139,841
   9,000 Kurita Water Industries..................................        91,675
   3,000 Kyocera..................................................       136,019
  10,000 Kyudenko Corp............................................        50,471
   8,000 Lintec Corp..............................................       123,765
  18,000 Matsushita Electric Industries...........................       263,307
  53,000 Mitsubishi Chemical Industries...........................        75,906
  15,000 Mitsubishi Estate........................................       163,131
  48,000 Mitsubishi Heavy Industries..............................       199,985
  14,000 Mitsumi Electric.........................................       199,433
   5,000 Murata Manufacturing.....................................       125,603
  29,000 NEC Corp. ...............................................       308,723
  10,000 Nifco, Inc...............................................        65,099

 SHARES                                                               VALUE (A)
   4,000 Nintendo, Ltd. ..........................................   $   392,127
  34,000 Nissan Motors............................................       140,614
  13,000 Nissha Printing Co.......................................        78,257
      38 NTT......................................................       325,955
  26,000 Ricoh....................................................       322,586
   8,000 Rinnai Corp. ............................................       120,702
   5,000 Sangetsu.................................................        51,313
   9,000 Sankyo Company...........................................       203,339
  19,000 Sanwa Shutter Corp.......................................        95,458
  15,000 Sekisui Chemical.........................................        76,166
  16,000 Sekisui House............................................       102,811
   5,000 Shimamura, Ltd...........................................        86,926
  25,000 Shin-Estu Polymer Co. ...................................        82,331
   4,500 Sony Corporation.........................................       399,785
   9,000 Sumitomo Marine and Fire.................................        47,561
  16,000 Suzuki Motor.............................................       144,597
   4,000 TDK......................................................       301,447
   5,000 Tokyo Electron, Ltd......................................       160,067
  74,000 Toshiba Corporation......................................       307,743
     300 Toto.....................................................         1,916
  12,000 Toyota Motor Corp........................................       343,724
  38,000 Tsubakimoto Chain........................................       136,785
  10,000 Yamaha Corp..............................................       113,349
  11,000 Yamanouchi Pharm. .......................................       235,889
                                                                     -----------
                                                                       8,780,632
                                                                     -----------
         MALAYSIA--0.3%
  40,000 Tenaga Nasional BHD......................................        85,358
                                                                     -----------
         NETHERLANDS--5.4%
  13,000 ABN Amro Holdings........................................       253,249
   3,700 Akzo Nobel NV............................................       637,940
   2,100 Benckiser Series B NLG...................................        86,894
  13,020 Ing Groep NV.............................................       548,373
   4,900 KLM Royal Dutch Air......................................       181,244
   3,600 Koninklijke KNP, BT......................................       225,483
  15,700 Koninklijke KNP..........................................       361,596
   4,000 Koninklijke Van Ommeren..................................       134,145
   6,350 Philips Electronics......................................       380,815
                                                                     -----------
                                                                       2,809,739
                                                                     -----------
         NEW ZEALAND--0.0%
  36,000 AMP Office Trust.........................................        21,530
   2,000 Fletcher Challenge Forests Division......................         1,661
                                                                     -----------
                                                                          23,191
                                                                     -----------
         NORWAY--0.9%
  23,600 Saga Petroleum Series B..................................       357,876
   3,900 Sparebanken Primary Cap..................................       138,874
                                                                     -----------
                                                                         496,750
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
         SINGAPORE--0.9%
   3,800 Creative Technology......................................   $    77,105
     550 Creative Technology Ltd. ................................        12,031
   6,000 Development Bank of Singapore............................        51,261
   3,000 Electronic Res., Ltd.....................................         3,044
  26,000 Natsteel Electronics, Ltd................................        33,319
  18,400 Overseas Chinese Bank....................................       106,983
  13,000 Parkway Holdings.........................................        29,309
   3,000 Singapore Press..........................................        37,556
  77,000 Small Summit Holdings, Ltd. .............................        16,218
  17,000 United Overseas Bank.....................................        94,304
  13,000 Venture Manufacturing....................................        36,250
                                                                     -----------
                                                                         497,380
                                                                     -----------
         SPAIN--3.3%
  12,700 Banco Bilboa Vizcaya.....................................       410,968
  47,700 Iberdrola S.A. ..........................................       627,755
  12,200 Telefonica de Espana.....................................       348,343
  34,000 Uralita..................................................       388,316
                                                                     -----------
                                                                       1,775,382
                                                                     -----------
         SWEDEN--4.4%
  16,600 Esselte AB Series B......................................       336,604
   7,000 Foreningssparbanken AB...................................       159,133
 129,500 Nordbanken AS............................................       732,320
  10,100 Pharmacia and Upjohn.....................................       371,440
     533 Pricer AB Series B.......................................         9,868
   6,000 SKF AB...................................................       127,709
  13,800 Spectra Physics AB.......................................       261,578
  10,200 Svenska Handelsbk........................................       352,637
                                                                     -----------
                                                                       2,351,289
                                                                     -----------
         SWITZERLAND--7.0%
     283 Ascom Holding AG.........................................       364,112
     245 Bobst AG.................................................       360,491
   1,120 Forbo Holdings...........................................       457,597
     520 Holderbk Financiere Glarus...............................       424,199

   SHARES                                                            VALUE (A)
        500 Nestle S.A...........................................   $   749,042
         77 Novartis AG..........................................       124,891
        140 Schindler Holding AG.................................       150,328
        172 Schindler Holding Ptg. AG............................       179,157
        210 Sig Schweiz Industry Holding AG......................       286,716
        366 Sulzer AG............................................       231,944
      1,820 Valora Holding AG....................................       383,630
                                                                    -----------
                                                                      3,712,107
                                                                    -----------
            Total Common Stocks
             (Identified Cost $45,927,695).......................    45,379,000
                                                                    -----------

BOND & NOTES--0.0%

    FACE
   AMOUNT
            NEW ZEALAND
 $   36,000 AMP Office Trust, 7.500%, 6/30/03....................        21,530
                                                                    -----------
            Total Bonds
             (Identified Cost $21,310)...........................        21,530
                                                                    -----------

SHORT-TERM INVESTMENT--13.9%

  7,355,000 Repurchase agreement with State Street Bank & Trust
             Company dated 12/31/97 at 5% to be repurchased at
             $7,357,043 on 1/02/98 collateralized by $7,315,000
             U.S. Treasury Note 5.875% due 1/31/99 with a value
             of $7,506,251.......................................     7,355,000
                                                                    -----------
            Total Short-Term Investment
             (Identified Cost $7,355,000)                             7,355,000
                                                                    -----------
            Total Investments--99.5%
             (Identified Cost $53,304,005)(b)....................    52,755,530
            Other assets less liabilities(c).....................       279,023
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $53,034,553
                                                                    ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 1997

                                  LOCAL    AGGREGATE               UNREALIZED
                      DELIVERY  CURRENCY      FACE      TOTAL    APPRECIATION/
                        DATE     AMOUNT      VALUE      VALUE    (DEPRECIATION)
Japanese Yen (sold).  01/29/98 254,381,600 $2,110,000 $1,956,439    $153,561
Japanese Yen (sold).  01/29/98 129,237,500  1,055,000    993,961      61,039
Japanese Yen (sold).  02/05/98 248,315,350  2,110,000  1,911,770     198,230
Japanese Yen (sold).  02/05/98 129,100,350  1,055,000    993,938      61,062
Singapore Dollar
 (sold).............  03/05/98     599,905    371,343    355,921      15,422
Singapore Dollar
 (bought)...........  03/05/98     599,905    373,377    355,921     (17,456)
Singapore Dollar
 (sold).............  03/18/98     383,040    224,000    225,370      (1,370)
                                                                    --------
                                                                    $470,488
                                                                    ========

TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1997 (UNAUDITED)

     1 Banks                            8.24%
     2 Industrial Machinery             6.64%
     3 Food & Beverages                 5.80%
     4 Electronics                      4.23%
     5 Telephone                        4.03%
     6 Construction Materials           3.98%
     7 Chemicals                        3.86%
     8 Drugs & Health Care              3.27%
     9 Automobiles                      3.19%
    10 Conglomerates                    3.03%

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31,1997 the net unrealized depreciation on investments based on cost of $53,552,454 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost........   $ 3,884,677
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value........    (4,681,601)
                                                                   -----------
     Net unrealized depreciation................................   $  (796,924)
                                                                   ===========

(c) Including deposits in foreign denominated currencies with a value of $597,018 and a cost of $603,942.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997


ASSETS
 Investments at value..................................             $52,755,530
 Cash..................................................                     878
 Foreign cash at value (Cost $603,942).................                 597,018
 Receivable for:
 Fund shares sold......................................                 285,902
 Securities sold.......................................                 270,587
 Open forward currency contracts--net..................                 470,488
 Dividends and interest................................                 107,288
 Foreign taxes.........................................                  40,517
 Unamortized organization..............................                   3,677
                                                                    -----------
                                                                     54,531,885
LIABILITIES
 Payable for:
 Securities purchased..................................  $1,186,949
 Fund shares redeemed..................................     237,470
 Withholding taxes.....................................      12,133
 Accrued expenses:
 Management fees.......................................      32,547
 Deferred trustees' fees...............................       3,727
 Other.................................................      24,506
                                                         ----------
                                                                      1,497,332
                                                                    -----------
                                                                    $53,034,553
                                                                    ===========
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $53,639,990
 Overdistributed net investment income.................                (116,715)
 Accumulated net realized losses.......................                (412,258)
 Unrealized depreciation on investments, forward
  contracts and foreign currency.......................                 (76,464)
                                                                    -----------
NET ASSETS.............................................             $53,034,553
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($53,034,553 divided by 4,885,124 shares of beneficial
 interest).............................................
                                                                    $     10.86
                                                                    ===========
Identified cost of investments.........................             $53,304,005
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.........................................               $   859,777(a)
 Interest..........................................                   202,728
                                                                  -----------
                                                                    1,062,505
EXPENSES
 Management fees...................................  $   422,850
 Trustees' fees and expenses.......................       14,151
 Custodian.........................................      198,448
 Audit and tax services............................       17,252
 Legal.............................................       42,472
 Printing..........................................       46,353
 Amortization of organization expenses.............        2,011
 Miscellaneous.....................................        2,990
                                                     -----------
  Total expenses...................................      746,527
  Less expenses assumed by the investment adviser..     (135,743)     610,784
                                                     -----------  -----------
NET INVESTMENT INCOME..............................                   451,721
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
 Investments--net..................................      489,183
 Foreign currency transactions--net................      (97,103)
                                                     -----------
 Total realized gain on investments and foreign
  currency transactions............................      392,080
                                                     -----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................   (2,449,032)
 Foreign currency transactions--net................      464,257
                                                     -----------
 Total unrealized depreciation on investments and
  foreign currency transactions....................   (1,984,775)
                                                     -----------
Net loss on investment transactions................                (1,592,695)
                                                                  -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS.........               $(1,140,974)
                                                                  ===========

(a) Net of foreign taxes of: $124,405.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

STATEMENT OF CHANGES IN NET ASSETS


                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $   191,479   $   451,721
 Net realized gain on investments and foreign
  currency transactions.............................      536,541       392,080
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions.....    1,051,280    (1,984,775)
                                                      -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..    1,779,300    (1,140,974)
                                                      -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................      (50,813)     (401,271)
 Net realized gain on investments...................     (542,008)     (937,720)
                                                      -----------   -----------
                                                         (592,821)   (1,338,991)
                                                      -----------   -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   30,118,413    31,343,810
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........       50,813       401,271
 Distributions from net realized gain...............      542,008       937,720
                                                      -----------   -----------
                                                       30,711,234    32,682,801
 Cost of shares redeemed............................   (8,773,034)  (16,560,469)
                                                      -----------   -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   21,938,200    16,122,332
                                                      -----------   -----------
 TOTAL INCREASE IN NET ASSETS.......................   23,124,679    13,642,367
NET ASSETS
 Beginning of the year..............................   16,267,507    39,392,186
                                                      -----------   -----------
 End of the year....................................  $39,392,186   $53,034,553
                                                      ===========   ===========
OVERDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $    (6,800)  $   (55,074)
                                                      ===========   ===========
 End of the year....................................  $   (55,074)  $  (116,715)
                                                      ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................    2,705,127     2,737,081
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........        4,565        36,467
 Distributions from net realized gain...............       48,698        86,482
                                                      -----------   -----------
                                                        2,758,390     2,860,030
 Redeemed...........................................     (784,531)   (1,465,482)
                                                      -----------   -----------
 Net change.........................................    1,973,859     1,394,548
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

                                 OCTOBER 31, 1994(A)
                                       THROUGH        YEAR     YEAR     YEAR
                                    DECEMBER 31,      ENDED    ENDED    ENDED
                                        1994          1995     1996     1997
                                 ------------------- -------  -------  -------
Net Asset Value, Beginning of
 Year...........................       $10.00        $ 10.23  $ 10.73  $ 11.29
                                       ------        -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..........         0.03           0.09     0.06     0.08
 Net Realized and Unrealized
  Gain (Loss) on Investments....         0.23           0.53     0.68    (0.23)
                                       ------        -------  -------  -------
 Total From Investment
  Operations....................         0.26           0.62     0.74    (0.15)
                                       ------        -------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.............        (0.02)         (0.09)   (0.02)   (0.09)
 Distributions in Excess of Net
  Investment Income.............         0.00          (0.03)    0.00     0.00
 Distributions From Net Realized
  Capital Gains.................         0.00           0.00    (0.16)   (0.08)
 Distributions in Excess of Net
  Realized Capital Gains........         0.00           0.00     0.00    (0.11)
 Distributions From Paid-in
  Capital.......................        (0.01)          0.00     0.00     0.00
                                       ------        -------  -------  -------
 Total Distributions............        (0.03)         (0.12)   (0.18)   (0.28)
                                       ------        -------  -------  -------
Net Asset Value, End of Year....       $10.23        $ 10.73  $ 11.29  $ 10.86
                                       ======        =======  =======  =======
TOTAL RETURN (%)................         2.60(c)        6.03     6.67    (1.30)
Ratio of Operating Expenses to
 Average Net Assets (%).........         1.30(b)        1.30     1.30     1.30
Ratio of Net Investment Income
 to Average Net Assets (%)......         2.56(b)        1.29     0.67     0.96
Portfolio Turnover Rate (%).....            4(b)          89       64      115
Average Commission Rate(d)......          --             --   $0.0204  $0.0123
Net Assets, End of Year (000)...       $2,989        $16,268  $39,392  $53,035
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%).         5.38(b)        3.12     1.66     1.59

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGER: DAVID D. ALGER
FRED ALGER MANAGEMENT, INC.

[PICTURE OF DAVID D. ALGER
   APPEARS HERE]
Q. HOW DID THE PORTFOLIO PERFORM IN 1997?

A. While 1997 resulted in strong overall performance for the U.S. stock market in general, the year was less smooth for growth stocks. During the first quar-ter, investors shunned growth stocks amid speculation that the Federal Reserve would find it necessary to raise interest rates. As these fears subsided and investor confidence increased, the favorable relative multiples of growth stocks attracted investors during the second quarter. This trend continued, be-coming even more pronounced during the third quarter as a non-inflationary, low interest rate environment further boosted investor confidence and increased the amount of risk they were willing to assume. Despite the unemployment rate reaching a twenty-four year low of 4.7%, inflation dropped throughout the year. This phenomenon led to the theory that there was a new economic paradigm, which allowed for rapid economic expansion without inflation due to improved produc-tivity. Although promptly rebutted by Federal Reserve Chairman Alan Greenspan, this highly publicized viewpoint helped foster the optimistic investor psychol-ogy that fueled the rise in growth stocks.

During the fourth quarter, incidents of international economic turbulence led to a heightened sense of domestic uncertainty, which in turn triggered an abrupt return to defensive equity investing. A dramatic sell-off in Hong Kong preceded an historic 554-point drop in the Dow on October 27th. Currency col-lapses and subsequent banking failures throughout the Pacific Rim caused in-vestors to question the ability of U.S. companies dependent on this region for revenue to meet future earnings expectations. Technology stocks with consider-able business in Asia, particularly semiconductors, were among the hardest hit. Although the broad market recovered from the late October sell-off, the rebound was dominated by blue-chip stocks and interest-rate sensitive stocks such as utilities, causing the S&P 500 to outdistance other market indices and growth stocks in general.

The Series posted an annual return of 25.6% in 1997. Although we are pleased with this result in absolute terms, the Series did underperform its benchmark, the S&P 500 Index, which returned 33.2% for the year.

Q. HOW DID YOU MANAGE THE SERIES?

A. Although there were shifts within the portfolio, our strategy remained con-sistent, emphasizing the individual selection of quality growth stocks through in-depth, internal research conducted by talented analysts. At no time during the course of the year did we stray from the philosophy and process that have driven our long-term success as an investment manager.

One sector that drove performance throughout the entire year was pharmaceuti-cals. Drug stocks such as Warner-Lambert, Bristol Myers and Pfizer were held throughout the entire year, returning 54.5%, 73.6%, and 79.5%, respectively.

During the third quarter, a large technology position drove performance. The position was drastically reduced the following quarter, as we sold off those stocks we felt would be most impacted by the Asian crisis. Despite their liqui-dation, technology holdings negatively impacted fourth quarter performance.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Looking ahead, low inflation and the fear that a stronger dollar may further hurt debilitated Asian nations will likely prevent the Federal Reserve from raising interest rates in the near future. Additionally, we feel the economy will slow, leading to modest earnings growth in 1998. Price to earnings ratios, however, could reach very high levels because of the lack of inflation and lower interest rates. Assuming our bottom-up forecast of Dow earnings of $486 a share is accurate, and the Dow trades at a multiple of 18.5 times earnings, the Dow could rise to around the 9000 level during the year. Given this, we are still bullish on stocks and given their favorable valuations, we are especially bullish on domestic growth stocks.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                     Alger
                                     Equity
                                     Growth               S&P 500
                                     ------               -------
            10/31/94                 10,000                10,000
            12/31/94                  9,580                 9,793
            12/31/95                 14,256                13,461
            12/31/96                 16,122                16,543
            12/31/97                 20,254                22,055


[X] FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: October 31, 1994

SIZE: $205 million as of December 31, 1997

MANAGER: David D. Alger, President and Chief Financial Officer, since 1975. Executive Vice President, Portfolio Manager and Director of Research since 1971, Fred Alger Management, Inc. Portfolio Manager, The Alger Growth Portfolio since 1986, The Alger American Fund Growth Portfolio since 1989 and the Alger Retirement Fund since 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--91.1% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
         AEROSPACE--3.2%
  43,700 AMR Corp.(c)............................................   $  5,615,450
  31,500 Gulfstream Aerospace Corp.(c)...........................        921,375
                                                                    ------------
                                                                       6,536,825
                                                                    ------------
         BANKS--6.6%
  31,271 Banc One Corp. .........................................      1,698,406
  80,300 Bank of New York........................................      4,642,344
  54,500 BankAmerica Corp........................................      3,978,500
  14,700 CoreStates Financial....................................      1,176,919
  38,800 First Union Corp. ......................................      1,988,500
                                                                    ------------
                                                                      13,484,669
                                                                    ------------
         BROADCASTING--3.0%
 209,000 CBS Corp. ..............................................      6,152,437
                                                                    ------------
         CASINOS & RESORTS--2.4%
  80,500 Carnival Corp. .........................................      4,457,687
  24,300 Mirage Resorts, Inc.(c).................................        552,825
                                                                    ------------
                                                                       5,010,512
                                                                    ------------
         COMMUNICATIONS--1.2%
  80,600 Worldcom, Inc.(c).......................................      2,438,150
                                                                    ------------
         COMMUNICATIONS EQUIPMENT--2.7%
  67,950 Cisco Systems, Inc.(c)..................................      3,788,212
  31,000 Tellabs, Inc.(c)........................................      1,639,125
                                                                    ------------
                                                                       5,427,337
                                                                    ------------
         COMPUTER RELATED & BUSINESS EQUIPMENT--3.1%
  46,600 America Online(c).......................................      4,156,138
  86,600 Bay Networks, Inc.(c)...................................      2,213,713
                                                                    ------------
                                                                       6,369,851
                                                                    ------------
         COMPUTER SOFTWARE--3.1%
  49,900 HBO & Co. ..............................................      2,395,200
  30,400 Microsoft Corp. ........................................      3,929,200
                                                                    ------------
                                                                       6,324,400
                                                                    ------------
         CONSUMER PRODUCTS--10.2%
  27,000 Fortune Brands..........................................      1,000,688
  43,000 Masco Corp. ............................................      2,187,625
 103,500 Mattel, Inc. ...........................................      3,855,375
  20,000 McKesson Corp. .........................................      2,163,750
 128,700 Sunbeam Corp. ..........................................      5,421,487
 139,340 Tyco International, Ltd. ...............................      6,279,009
                                                                    ------------
                                                                      20,907,934
                                                                    ------------
         CONSUMER SERVICES--3.5%
 209,950 Cendant Corp............................................      7,217,031
                                                                    ------------

 SHARES                                                              VALUE (A)
         ENERGY & ENERGY SERVICES--1.0%
  38,000 Halliburton Co. ........................................   $  1,973,625
                                                                    ------------
         FINANCIAL SERVICES--7.5%
  41,550 Charles Schwab Corp. ...................................      1,742,503
  56,400 Federal Home Loan Mortgage Corp. .......................      2,365,275
  13,400 Household International.................................      1,709,338
   2,600 Money Store, Inc. ......................................         54,600
  73,450 Morgan Stanley Dean Witter..............................      4,342,731
  32,100 Paine Webber Group, Inc. ...............................      1,109,456
  76,300 Travelers Group.........................................      4,110,663
                                                                    ------------
                                                                      15,434,566
                                                                    ------------
         FOOD & BEVERAGE--0.8%
  42,600 PepsiCo, Inc. ..........................................      1,552,237
                                                                    ------------
         HEALTH CARE--2.8%
  40,800 AmeriSource Health, Class A(c)..........................      2,376,600
  24,500 Bergen Brunswig, Class A................................      1,032,063
  32,200 Cardinal Health.........................................      2,419,025
                                                                    ------------
                                                                       5,827,688
                                                                    ------------
         INSURANCE--2.3%
  32,000 American International Group............................      3,480,000
  20,000 MGIC Investment Corp. ..................................      1,330,000
                                                                    ------------
                                                                       4,810,000
                                                                    ------------
         LEISURE & ENTERTAINMENT--2.5%
 201,000 International Game Technology...........................      5,075,250
                                                                    ------------
         MEDICAL EQUIPMENT--2.4%
  79,500 Guidant Corp. ..........................................      4,948,875
                                                                    ------------
         MINING--0.7%
  31,600 Diamond Offshore Drilling, Inc. ........................      1,520,750
                                                                    ------------
         PHARMACEUTICALS--10.8%
  52,900 Bristol-Myers Squibb Co. ...............................      5,005,663
  50,200 Eli Lilly & Co. ........................................      3,495,175
  30,500 Omnicare, Inc. .........................................        945,500
  20,400 Pfizer, Inc. ...........................................      1,521,075
  91,900 Schering-Plough.........................................      5,709,287
  44,000 Warner-Lambert Co. .....................................      5,456,000
                                                                    ------------
                                                                      22,132,700
                                                                    ------------
         POLLUTION CONTROL--2.1%
 109,700 USA Waste Services, Inc.(c).............................      4,305,725
                                                                    ------------
         RAILROAD--1.9%
  42,800 Burlington Northern Santa Fe............................      3,977,725
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)                SHORT-TERM INVESTMENTS--9.6%

 SHARES                                                              VALUE (A)
         RETAIL--10.3%
  25,100 CVS Corp. ..............................................   $  1,607,969
  42,500 General Nutrition(c)....................................      1,445,000
 107,600 Home Depot, Inc. .......................................      6,334,950
  25,000 Rite Aid Corp. .........................................      1,467,188
  40,000 Safeway, Inc.(c)........................................      2,530,000
  72,200 Staples, Inc.(c)........................................      2,003,550
 145,000 Wal-Mart Stores, Inc. ..................................      5,718,437
                                                                    ------------
                                                                      21,107,094
                                                                    ------------
         REAL ESTATE INVESTMENT TRUST--0.8%
  28,000 Starwood Lodging Trust..................................      1,620,500
                                                                    ------------
         SEMI-CONDUCTORS/CAPITAL
          EQUIPMENT--2.0%
  62,400 Altera Corp.(c).........................................      2,067,000
  36,000 Linear Technology Corp. ................................      2,074,500
                                                                    ------------
                                                                       4,141,500
                                                                    ------------
         TECHNICAL SERVICES--1.5%
  69,700 Cognizant Corp. ........................................      3,106,006
                                                                    ------------
         TELECOM NETWORKS--2.7%
  33,800 AT&T Corp. .............................................      2,070,250
  57,800 CIENA Corp.(c)..........................................      3,533,025
                                                                    ------------
                                                                       5,603,275
                                                                    ------------
         Total Common Stocks
          (Identified Cost $157,592,892).........................    187,006,662
                                                                    ------------

    FACE
   AMOUNT                                                          VALUE (A)
 $ 4,000,000 International Lease Finance Corp., 5.950%,
              1/02/98..........................................   $  3,999,339
   4,000,000 Brooklyn Union Gas, 6.050%, 1/06/98...............      3,996,639
  11,805,937 Street Street Global Advisors Money Market Fund...     11,805,937
                                                                  ------------
             Total Short-Term Investments
              (Identified Cost $19,801,915)....................     19,801,915
                                                                  ------------
             Total Investments--100.7%
              (Identified cost $178,117,853)(b)................    206,808,577
             Other assets less liabilities.....................     (1,490,142)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $205,318,435
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $178,337,803 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 31,344,609
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value..........    (2,873,835)
                                                                   ------------
    Net unrealized appreciation..................................  $ 28,470,774
                                                                   ============

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value.................................             $206,808,577
 Receivable for:
 Fund shares sold.....................................                  441,523
 Securities sold......................................                3,098,523
 Dividends and interest...............................                  147,778
 Foreign taxes........................................                    1,708
 Unamortized organization.............................                    3,677
                                                                   ------------
                                                                    210,501,786
LIABILITIES
 Payable for:
 Securities purchased.................................  $4,833,070
 Fund shares redeemed.................................     202,416
 Accrued expenses:
 Management fees......................................     127,111
 Deferred trustees' fees..............................       3,303
 Other................................................      17,451
                                                        ----------
                                                                      5,183,351
                                                                   ------------
                                                                   $205,318,435
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in......................................             $176,847,661
 Accumulated net realized losses......................                 (219,950)
 Unrealized appreciation on investments...............               28,690,724
                                                                   ------------
NET ASSETS............................................             $205,318,435
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($205,318,435 divided by 11,653,426 shares of
 beneficial interest).................................             $      17.62
                                                                   ============
Identified cost of investments........................             $178,117,853
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends...........................................             $ 1,131,303(a)
 Interest............................................                 531,296
                                                                  -----------
                                                                    1,662,599
EXPENSES
 Management fees.....................................  $1,246,269
 Trustees' fees and expenses.........................      25,963
 Custodian...........................................      65,704
 Audit and tax services..............................      12,422
 Legal...............................................      22,022
 Printing............................................      70,722
 Amortization of organization expenses...............       2,011
 Miscellaneous.......................................       3,375
                                                       ----------
  Total expenses.....................................               1,448,488
                                                                  -----------
NET INVESTMENT INCOME................................                 214,111

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net....................................              19,818,623
 Unrealized appreciation on:
 Investments--net....................................              14,830,675
                                                                  -----------
Net gain on investment transactions..................              34,649,298
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........             $34,863,409
                                                                  ===========

(a)Net of foreign taxes of: $4,944

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    204,002  $    214,111
 Net realized gain on investments..................       965,295    19,818,623
 Unrealized appreciation on investments............     9,359,159    14,830,675
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    10,528,456    34,863,409
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (206,060)     (155,793)
 Net realized gain on investments..................             0   (19,679,801)
                                                     ------------  ------------
                                                         (206,060)  (19,835,594)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    92,225,724    86,896,157
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       206,060       155,793
 Distributions from net realized gain..............             0    19,679,801
                                                     ------------  ------------
                                                       92,431,784   106,731,751
 Cost of shares redeemed...........................   (28,685,075)  (36,896,638)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    63,746,709    69,835,113
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    74,069,105    84,862,928
NET ASSETS
 Beginning of the year.............................    46,386,402   120,455,507
                                                     ------------  ------------
 End of the year...................................  $120,455,507  $205,318,435
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $      1,354  $      2,272
                                                     ============  ============
 End of the year...................................  $      2,272  $          0
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................     6,311,990     4,818,140
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        13,117         9,023
 Distributions from net realized gain..............             0     1,146,276
                                                     ------------  ------------
                                                        6,325,107     5,973,439
 Redeemed..........................................    (1,954,136)   (2,053,180)
                                                     ------------  ------------
 Net change........................................     4,370,971     3,920,259
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                OCTOBER 31, 1994(A)
                                      THROUGH        YEAR      YEAR      YEAR
                                   DECEMBER 31,      ENDED    ENDED     ENDED
                                       1994          1995      1996      1997
                                ------------------- -------  --------  --------
Net Asset Value, Beginning of
 Year.........................        $10.00        $  9.56  $  13.80  $  15.58
                                      ------        -------  --------  --------
Income From Investment
 Operations
 Net Investment Income........          0.02           0.01      0.04      0.02
 Net Realized and Unrealized
  Gain (Loss) on Investments..         (0.44)          4.65      1.78      3.92
                                      ------        -------  --------  --------
 Total From Investment
  Operations..................         (0.42)          4.66      1.82      3.94
                                      ------        -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income...........         (0.02)         (0.01)    (0.04)    (0.02)
 Distributions From Net
  Realized Capital Gains......          0.00          (0.41)     0.00     (1.88)
                                      ------        -------  --------  --------
 Total Distributions..........         (0.02)         (0.42)    (0.04)    (1.90)
                                      ------        -------  --------  --------
Net Asset Value, End of Year..        $ 9.56        $ 13.80  $  15.58  $  17.62
                                      ======        =======  ========  ========
TOTAL RETURN (%)..............         (4.20)(c)      48.80     13.17     25.63
Ratio of Operating Expenses to
 Average Net Assets (%).......          0.85 (b)       0.85      0.90      0.87
Ratio of Net Investment Income
 to Average Net Assets (%)....          1.07 (b)       0.14      0.24      0.12
Portfolio Turnover Rate (%)...            32 (b)        107        78       137
Average Commission Rate(d)....            --             --  $ 0.0716  $ 0.0723
Net Assets, End of Year (000).        $1,917        $46,386  $120,456  $205,318
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)................          2.74 (b)       2.45      0.90        --

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP

[PICTURE OF G. KENNETH HEEBNER
   APPEARS HERE]

Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Series performed well in a year during which the stock market--in my opinion--enjoyed the best of all worlds. A strong economy, low inflation and a benign interest rate environment provided a favorable investment climate for equities--many of which delivered double-digit returns for the year.

Against this backdrop, the Capital Growth Series posted a return of 23.48% (at net asset value) for the 12 months ended December 31, 1997. This one-year per-formance is in line with that of similar growth funds underlying variable in-surance products, which delivered an average return of 25.31%, as tracked by Lipper Analytical Services, yet trails that of the S&P 500 Index, which re-turned 33.2%. Although the overall market was strong in 1997, the bulk of re-turns came from the largest stocks, which dominated the market for much of the year. Most of the market--including the more aggressive, growth-oriented is-sues in which I invest--posted modest returns.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. During 1997, I kept the Series fully invested to capitalize on--in my view--a near-perfect investment environment. Throughout the year, I remained committed to my stock selection discipline of choosing well-managed, moderate growth companies that are attractively valued.

Some of my favorites over the past 12 months included Allstate Insurance, Eli Lily, Warner Lambert and Pfizer. I also maintained a substantial weighting in oil services stocks but eliminated positions late in the year in the face of falling oil prices.

In addition, the technology sector provided attractive investment opportuni-ties--as well as several disappointments. Compaq Computer was a significant contributor to performance, while a handful of other holdings failed to live up to expectations.

Finally, over the course of the year, I shied away from many sectors including utilities, biotechnology and basic industries such as steel, paper, chemicals and aluminum. I failed to find issues that met my demanding investment crite-ria--specifically, the potential to produce greater-than-average increases in earnings.

Q. HOW DO YOU DESCRIBE YOUR STOCK SELECTION PROCESS?

A. When selecting stocks for the Series, I combine a top-down and bottom-up approach. I first look at the overall economic picture, including the level and direction of interest rates, the pace of economic growth as well as the potential impact of inflation. I then conduct a thorough analysis of indus-tries and companies--evaluating the fundamentals of each on a case-by-case ba-sis.

The end result is a carefully selected portfolio of 20 to 30 stocks that I be-lieve will deliver earnings growth in excess of investor expectations--at rea-sonable prices. Why focus on earnings? Because I believe, over time, a stock's price will follow the direction of earnings.

Q. WHAT FACTORS HELPED OR HURT SERIES PERFORMANCE DURING THE YEAR?

A. The Series' emphasis on oil services, insurance and drug and health care-related stocks contributed positively to performance while several of the Se-ries' technology issues lagged.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. Looking ahead, I expect a continuation of moderate economic growth and low inflation--an environment favorable for equities. Growth in production capac-ity remains vigorous--welcome news amidst an unemployment rate that's near a 25-year low. This growth in capacity can allow production to expand while keeping inflation under control.

Surprisingly, economic problems in Asia could prove beneficial to our economy here in the United States. Lower-priced Asian imports could help keep infla-tion pressures in check, offsetting the potential inflationary impact of ex-tremely high employment levels.

As always, I continue to focus on well-established, reasonably priced compa-nies in industries that appear to offer the greatest potential for growth.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]


                                 Zenith Capital
                                     Growth               S&P 500
                                 --------------           -------
            12/31/87                 10,000                10,000
            12/31/88                  9,121                11,649
            12/31/89                 11,927                15,329
            12/31/90                 11,511                14,852
            12/31/91                 17,726                19,358
            12/31/92                 16,654                20,831
            12/31/93                 19,149                22,921
            12/31/94                 17,794                23,232
            12/31/95                 24,561                31,931
            12/31/96                 29,737                39,243
            12/31/97                 36,719                52,317




[X] FUND FACTS

GOAL: Long-term growth of capital.

START DATE: August 26, 1983

SIZE: $1.4 billion as of December 31, 1997

MANAGER: G. Kenneth Heebner, since 1983; portfolio manager of New England Growth Fund since 1976, CGM Capital Development Fund since 1976, CGM Mutual Fund since 1981, CGM Realty Fund since May 1994 and CGM Fixed Income Fund since June 1993. CGM Focus Fund since May 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--99.6% OF TOTAL NET ASSETS

  SHARES                                                             VALUE (A)
           AIRLINES--14.3%
   653,400 AMR Corp.(c)..........................................   $ 83,961,900
   630,000 Delta Air Lines.......................................     74,970,000
   492,200 UAL Corp.(c)..........................................     45,528,500
                                                                    ------------
                                                                     204,460,400
                                                                    ------------
           AUTOMOTIVE & RELATED--5.0%
   635,000 Volkswagen AG (ADR)(d)................................     70,961,250
                                                                    ------------
           BANKS--9.9%
 1,215,000 Bank of New York......................................     70,242,188
   967,000 BankAmerica Corp. ....................................     70,591,000
                                                                    ------------
                                                                     140,833,188
                                                                    ------------
           BANKS--MONEY CENTER--10.2%
   665,000 Chase Manhattan.......................................     72,817,500
   570,000 Citicorp..............................................     72,069,375
                                                                    ------------
                                                                     144,886,875
                                                                    ------------
           BEVERAGE & TOBACCO--6.0%
 1,900,000 Philip Morris Companies...............................     86,093,750
                                                                    ------------
           COMPUTER SOFTWARE & SERVICES--15.4%
 1,280,000 Compaq Computer Corp..................................     72,240,000
   889,000 Computer Sciences Corp.(c)............................     74,231,500
   877,500 Dell Computer Corp.(c)................................     73,710,000
                                                                    ------------
                                                                     220,181,500
                                                                    ------------
           DRUGS--15.7%
 1,090,000 Eli Lilly.............................................     75,891,250
   960,000 Pfizer, Inc...........................................     71,580,000
   616,000 Warner Lambert Co. ...................................     76,384,000
                                                                    ------------
                                                                     223,855,250
                                                                    ------------
           ELECTRONICS--3.8%
   895,000 Philips Electronics NV (ADR)(d).......................     54,147,500
                                                                    ------------

  SHARES                                                            VALUE (A)
           FOOD--RETAILERS/
            WHOLESALERS--6.1%
 1,408,000 Hershey Foods Corp..................................   $   87,208,000
                                                                  --------------
           INSURANCE--9.2%
   741,275 American International Group, Inc. .................       80,613,656
   649,000 Jefferson Pilot.....................................       50,540,875
                                                                  --------------
                                                                     131,154,531
                                                                  --------------
           MACHINERY--4.0%
   970,000 Deere & Co. ........................................       56,563,125
                                                                  --------------
           Total Common Stock
            (Identified Cost $1,272,820,990)...................    1,420,345,369
                                                                  --------------

SHORT-TERM INVESTMENT--0.6%

    FACE
   AMOUNT
 $7,975,000 Chevron Oil Finance Co.,
             6.750%, 1/02/98.................................        7,975,000
                                                                --------------
            Total Short-Term Investment
             (Identified Cost $7,975,000)....................        7,975,000
                                                                --------------
            Total Investments--100.2%
             (Identified Cost $1,280,795,990)(b).............    1,428,320,369
            Other assets less liabilities....................      (2,601,281)
                                                                --------------
            TOTAL NET ASSETS--100%...........................   $1,425,719,088
                                                                ==============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $1,284,903,823 for federal income tax purposes was as follows:
            Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost...................................   $  195,619,085
            Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax
             cost over value.................................      (52,202,539)
                                                                --------------
            Net unrealized appreciation .....................   $  143,416,546
                                                                ==============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value...............................              $1,428,320,369
 Cash...............................................                       1,152
 Receivable for:
 Fund shares sold...................................                     607,979
 Securities sold....................................                   9,892,123
 Dividends and interest.............................                   1,037,671
 Foreign taxes......................................                      41,232
                                                                  --------------
                                                                   1,439,900,526
LIABILITIES
 Payable for:
 Securities purchased...............................  $12,261,420
 Fund shares redeemed...............................    1,075,077
 Accrued expenses:
 Management fees....................................      744,190
 Deferred trustees' fees............................       72,941
 Other..............................................       27,810
                                                      -----------
                                                                      14,181,438
                                                                  --------------
                                                                  $1,425,719,088
                                                                  ==============
NET ASSETS
 Net Assets consist of:
 Capital paid in....................................              $1,223,547,466
 Undistributed net investment income................                      70,406
 Accumulated net realized gains.....................                  54,576,837
 Unrealized appreciation on investments.............                 147,524,379
                                                                  --------------
NET ASSETS..........................................              $1,425,719,088
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,425,719,088 divided by 3,567,853 shares of
 beneficial interest)...............................              $       399.60
                                                                  ==============
Identified cost of investments......................              $1,280,795,990
                                                                  ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.........................................             $  15,597,895(a)
 Interest..........................................                   370,163
                                                                -------------
                                                                   15,968,058
EXPENSES
 Management fees...................................  $8,434,722
 Trustees' fees and expenses.......................      55,844
 Custodian.........................................     178,897
 Audit and tax services............................       9,661
 Legal.............................................      22,022
 Printing..........................................     277,450
 Miscellaneous.....................................      11,866
                                                     ----------
 Total expenses....................................                 8,990,462
                                                                -------------
NET INVESTMENT INCOME..............................                 6,977,596
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Realized gain on:
 Investments--net..................................               362,271,018
 Unrealized depreciation on:
 Investments--net..................................              (100,549,025)
                                                                -------------
Net gain on investment transactions................               261,721,993
                                                                -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........             $ 268,699,589
                                                                =============

(a)Net of foreign taxes of: $121,501.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1996            1997
                                                 --------------  --------------
FROM OPERATIONS
 Net investment income.........................  $    7,929,365  $    6,977,596
 Net realized gain on investments..............      68,632,360     362,271,018
 Unrealized appreciation (depreciation) on
  investments..................................     121,815,567    (100,549,025)
                                                 --------------  --------------
 INCREASE IN NET ASSETS FROM OPERATIONS........     198,377,292     268,699,589
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................      (7,921,505)     (6,943,584)
 Net realized gain on investments..............     (57,069,463)   (339,035,607)
                                                 --------------  --------------
                                                    (64,990,968)   (345,979,191)
                                                 --------------  --------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares..................     236,084,630     281,227,370
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income......       7,921,505       6,943,584
 Distributions from net realized gain..........      57,069,463     339,035,607
                                                 --------------  --------------
                                                    301,075,598     627,206,561
 Cost of shares redeemed.......................    (213,245,567)   (266,868,046)
                                                 --------------  --------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS...........................      87,830,031     360,338,515
                                                 --------------  --------------
 TOTAL INCREASE IN NET ASSETS..................     221,216,355     283,058,913
NET ASSETS
 Beginning of the year.........................     921,443,820   1,142,660,175
                                                 --------------  --------------
 End of the year...............................  $1,142,660,175  $1,425,719,088
                                                 ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.........................  $       28,556  $       36,394
                                                 ==============  ==============
 End of the year...............................  $       36,394  $       70,406
                                                 ==============  ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................         647,661         569,332
 Issued in connection with the reinvestment of:
 Distributions from net investment income......          18,320          17,731
 Distributions from net realized gain..........          83,188         845,144
                                                 --------------  --------------
                                                        749,169       1,432,207
 Redeemed......................................        (533,320)       (539,860)
                                                 --------------  --------------
 Net change....................................         215,849         892,347
                                                 ==============  ==============

FINANCIAL HIGHLIGHTS

                                      YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------
                            1993      1994      1995       1996        1997
                          --------  --------  --------  ----------  ----------
Net Asset Value,
 Beginning of Year....... $ 322.23  $ 351.63  $ 312.30  $   374.62  $   427.08
                          --------  --------  --------  ----------  ----------
Income From Investment
 Operations
 Net Investment Income...     2.12      5.28      3.47        3.08        2.52
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........    46.21    (30.54)   114.91       74.80       95.67
                          --------  --------  --------  ----------  ----------
 Total From Investment
  Operations.............    48.33    (25.26)   118.38       77.88       98.19
                          --------  --------  --------  ----------  ----------
Less Distributions
 Distributions From Net
  Investment Income......    (2.18)    (5.15)    (3.48)      (3.08)      (2.52)
 Distributions From Net
  Realized Capital Gains.   (16.75)    (8.92)   (52.58)     (22.34)    (123.15)
                          --------  --------  --------  ----------  ----------
 Total Distributions.....   (18.93)   (14.07)   (56.06)     (25.42)    (125.67)
                          --------  --------  --------  ----------  ----------
Net Asset Value, End of
 Year.................... $ 351.63  $ 312.30  $ 374.62  $   427.08  $   399.60
                          ========  ========  ========  ==========  ==========
TOTAL RETURN (%).........    14.97     (7.07)    38.03       21.08       23.48
Ratio of Operating
 Expenses to Average Net
 Assets (%)..............     0.68      0.67      0.71        0.69        0.67
Ratio of Net Investment
 Income to Average Net
 Assets (%)..............     0.67      1.61      0.92        0.79        0.52
Portfolio Turnover Rate
 (%).....................      169       140       242         207         214
Average Commission
 Rate(a).................       --        --        --  $   0.0669  $   0.0691
Net Assets, End of Year
 (000)................... $644,384  $667,127  $921,444  $1,142,660  $1,425,719

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

LOOMIS SAYLES AVANTI GROWTH SERIES*
PORTFOLIO MANAGERS: SCOTT PAPE AND BRUCE EBEL
LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO OF SCOTT PAPE AND BRUCE EBEL
   APPEARS HERE]

Q. PLEASE COMMENT ON THE SERIES' 1997 PERFORMANCE.

A. We were somewhat disappointed in the Series' 1997 results. The Loomis Sayles Avanti Growth Series' total return for the year (based on net asset value) was 17.35%, compared to 33.2% for the S&P 500 Index, an unmanaged in-dex. The Series' return reflects an $12.71 per share gain in net asset value to $170.59 and the reinvestment of $14.41 per share in capital gains distributions.

While major market indicators like the S&P 500 and the Dow Jones Industrial Average surged ahead again this year, the bulk of their gains came from a lim-ited number of large-capitalization companies. The broader market, including smaller- and mid-cap companies, like those to which we have committed a por-tion of the Series' portfolio, produced more modest gains. For example, the Russell 2000, a small-cap index, rose 22.4%, while the NASDAQ Industrial In-dex, which represents the non-financial stocks in the broad-based NASDAQ In-dex, added only 22.0%.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT?

A. America's "Goldilocks" economy--neither too hot nor too cold--has inspired continued investor confidence for several years. Inflation figures have re-peatedly come in below many forecasts, fueling rises in both fixed-income and equity markets. Adding to investor comfort, the Federal Reserve Board was dis-inclined to rock the economic boat by raising interest rates. And corporate profits exceeded expectations in every quarter of the year. The effect on in-vestors was clear, as the flow of cash into financial assets continued at a vigorous pace.

Market activity went through three distinct phases in 1997. During the first quarter, investors favored large-capitalization companies, just as they had in 1996, both because of greater earnings visibility and for defensive reasons. From April through October, a wider range of stocks attracted attention, and many averages overtook the blue-chip indicators temporarily. Then, as the looming currency crisis in Southeast Asia spread to the region's equity markets, investors once again fled to the relative safety of the very largest companies, reinstating the performance gap between the major indicators and the rest of the market.

We were encouraged through the middle part of the year by the strong rally in the broader market, a trend that we believe would have persisted but for the instability in Asia.

-------
* Please refer to prospectus supplement included with this Annual Report for information concerning change in subadviser for this Series effective May 1, 1998.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY DURING THE COURSE OF THE
YEAR?

A. Throughout 1997, we pursued the strategy that we had followed for the pre-vious 18 months, slightly over-weighting smaller and mid-sized companies. We believe that these companies represent the area of greatest earnings growth potential combined with attractive valuations. Recent turbulence in interna-tional markets reinforces our conviction, since these small- and mid-cap firms are generally focused on growing their businesses in markets here in the United States. While America's economic fundamentals remain strong, inflated prices of multi-national enterprises represent the primary threat to the mar-ket, in our opinion.

Therefore, during the second half of the year, we increased exposure to compa-nies that focus on the United States and moved away from those that focus on overseas economies. In that context, we note that all of the Series' holdings are based in the United States.

Q. WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE, BOTH POSITIVELY AND NEGATIVELY?

A. Stock performance depended principally on company size. The Series' hold-ings that fit the market's demand for large, defensive companies with strong earnings did well. Among these were General Electric, Microsoft, Disney, John-son & Johnson, and Schlumberger (a major provider of oil drilling services).

A second group of companies also turned in strong earnings, but since they fell outside the large-cap pattern, share prices did not always keep up. Some examples: consumer-focused Starbucks, Cendank Corp.--a marketing services com-pany, Healthsouth--a manager of rehabilitation hospitals, and Fiserv, which provides data processing services.

Two notable disappointments were PETsMART, a chain of pet supply superstores and Ascend Communications, a developer and marketer of network communications products. Ascend experienced difficulties digesting its acquisition of Cascade Communications, while PETsMART's management scaled back expansion plans, hav-ing previously overextended the company's infrastructure and systems capabili-ties.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND ITS IMPLICATIONS FOR THE SERIES?

A. We think the array of good economic news--low inflation, moderate growth, low interest rates--will continue. However, the current recovery is now seven years old--and a moderate slowdown in 1998 would not surprise us. Contributing to this view are persistently high consumer debt levels and some indications of weakness in the closely watched automobile sector. Also, constrained Asian economies could weaken U.S.-based companies' exports into the region. A slump might also grow out of any Federal Reserve Board action or from simple exhaus-tion; either way, profits would come under pressure. In this scenario, the market would assess earnings prospects more closely, focusing on companies with the potential to produce consistent, predictable financial results.

The search for these opportunities is the foundation of our research-intensive management process. We seek to build a portfolio of America's premier compa-nies, those operating in dynamic growth markets, that are dominant in their industries and that have the potential to deliver real (inflation-adjusted) earnings growth over time.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                  Avanti Growth            S&P 500
                                  -------------            -------
             4/30/93                 10,000                10,000
            12/31/93                 11,474                10,819
            12/31/94                 11,443                10,966
            12/31/95                 14,916                15,072
            12/31/96                 17,538                18,524
            12/31/97                 20,581                24,695


[X] FUND FACTS

GOAL: Long-term growth of capital.

START DATE: April 30, 1993

SIZE: $115 million as of December 31, 1997

MANAGERS: Scott Pape has co-managed the Series since 1993; Bruce Ebel began co-managing the Series in June 1996. They also both manage the New England Capital Growth Fund. Mr. Pape joined Loomis Sayles in 1991 and Mr. Ebel joined Loomis Sayles in 1994.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--97.8% OF NET ASSETS

 SHARES                                                              VALUE (A)

        AEROSPACE--1.2%
 28,500 Boeing Co. ..............................................   $  1,394,719
                                                                    ------------
        AIRLINES--1.5%
 67,800 Southwest Airlines Co. ..................................      1,669,575
                                                                    ------------
        BANKS--2.1%
  5,700 Star Banc Corp. .........................................        327,037
 18,200 US Bancorp ..............................................      2,037,262
                                                                    ------------
                                                                       2,364,299
                                                                    ------------
        BEVERAGES--0.9%
 16,100 Coca-Cola Co. ...........................................      1,072,662
                                                                    ------------
        BUSINESS SERVICES--15.2%
 58,000 ABR Information Services, Inc.(c)........................      1,384,750
 35,500 Automatic Data Processing................................      2,178,812
 12,000 Cambridge Technology Partners............................        499,500
 44,200 Checkfree Corp. .........................................      1,193,400
 53,400 Cintas Corp. ............................................      2,082,600
 24,700 Corrections Corp. America................................        915,444
 12,500 Danka Business Systems ADR(d)............................        199,219
 45,400 First Data Corp. ........................................      1,327,950
 49,750 Fiserv, Inc.(c)..........................................      2,443,969
 40,850 Paychex, Inc. ...........................................      2,068,031
 11,400 Stewart Enterprises, Inc. ...............................        531,525
 63,100 Sun Guard Data Systems ..................................      1,956,100
 31,950 Sykes Enterprises, Inc.(c)...............................        623,025
                                                                    ------------
                                                                      17,404,325
                                                                    ------------
        CHEMICALS--1.5%
  4,500 EI du Pont de Nemours & Co. .............................        270,281
 34,100 Monsanto Co. ............................................      1,432,200
                                                                    ------------
                                                                       1,702,481
                                                                    ------------
        COMPUTERS & BUSINESS EQUIPMENT--1.2%
 11,100 Diebold, Inc. ...........................................        561,937
 29,400 EMC Corp. ...............................................        806,662
                                                                    ------------
                                                                       1,368,599
                                                                    ------------
        COMPUTER SOFTWARE & SERVICES--12.9%
 16,700 America Online, Inc. ....................................      1,489,431
 41,100 Cisco Systems, Inc.(c)...................................      2,291,325
 13,800 Computer Associates International, Inc. .................        729,675
 27,400 Compuware Corp. .........................................        876,800
 51,700 HBO & Co. ...............................................      2,481,600
 30,500 HNC Software, Inc.(c)....................................      1,311,500
 14,200 Microsoft Corp.(c).......................................      1,835,350
 22,600 Networks Associates, Inc. ...............................      1,194,975
 47,500 Parametric Technology Corp.(c)...........................      2,250,312
 10,000 Security Dynamics Technologies...........................        357,500
                                                                    ------------
                                                                      14,818,468
                                                                    ------------

 SHARES                                                            VALUE (A)

         CONGLOMERATES--1.1%
  29,400 Thermo Electron Corp.(c)..............................   $  1,308,300
                                                                  ------------
         CONSTRUCTION MATERIALS--0.8%
  24,100 Fastenal Co. .........................................        921,825
                                                                  ------------
         ELECTRICAL EQUIPMENT--2.7%
  42,200 General Electric Co. .................................      3,096,425
                                                                  ------------
         ELECTRONIC COMPONENTS--6.3%
  26,600 Altera Corp. .........................................        881,125
  49,200 Cymer, Inc. ..........................................        738,000
  20,500 Intel Corp. ..........................................      1,440,125
  60,281 Molex, Inc. Class A...................................      1,733,079
  42,000 Solectron Corp.(c)....................................      1,745,625
  14,800 Texas Instruments, Inc. ..............................        666,000
                                                                  ------------
                                                                     7,203,954
                                                                  ------------
         FINANCIAL SERVICES--3.7%
  32,450 Charles Schwab Corp., New.............................      1,360,872
  12,400 Federal National Mortgage Association.................        707,575
  33,100 MGIC Investment Corp. Wisconsin.......................      2,201,150
                                                                  ------------
                                                                     4,269,597
                                                                  ------------
         FOODS--0.5%
   8,500 Hershey Foods Corp....................................        526,469
                                                                  ------------
         HEALTH CARE--MEDICAL TECHNOLOGY--3.7%
  13,000 Arterial Vascular Engineering, Inc. ..................        845,000
  15,500 Boston Scientific Corp.(c)............................        711,062
  37,300 Cardiothoracic Systems, Inc. .........................        205,150
  36,300 Idexx Laboratories, Inc.(c)...........................        578,531
  29,200 Medtronic, Inc. ......................................      1,527,525
  17,000 Perclose, Inc. .......................................        327,250
                                                                  ------------
                                                                     4,194,518
                                                                  ------------
         HEALTH CARE--DRUGS--8.5%
  18,600 Abbott Laboratories...................................      1,219,462
  29,000 Amgen, Inc.(c)........................................      1,569,625
   7,100 Eli Lilly & Co. ......................................        494,337
  16,900 Johnson & Johnson.....................................      1,113,287
  14,600 Merck & Co. ..........................................      1,551,250
  22,100 Omnicare, Inc. .......................................        685,100
 107,000 Oncor, Inc.(c)........................................        494,875
  15,500 Pfizer, Inc. .........................................      1,155,719
  23,000 Somatogen, Inc.(c)....................................        102,062
  10,400 Warner Lambert Co. ...................................      1,289,600
                                                                  ------------
                                                                     9,675,317
                                                                  ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)

         HEALTH CARE--SERVICES--2.9%
  40,000 American Physician Partners, Inc. ......................   $    425,000
  77,700 Healthsouth Corp.(c)....................................      2,156,175
  26,900 Phycor, Inc.(c).........................................        726,300
                                                                    ------------
                                                                       3,307,475
                                                                    ------------
         HOTELS & RESTAURANTS--2.4%
  38,000 Einstein Noah Bagel Corp.(c)............................        211,375
  67,000 Starbucks Corp.(c)......................................      2,571,125
                                                                    ------------
                                                                       2,782,500
                                                                    ------------
         HOUSEHOLD PRODUCTS--3.6%
   5,700 Corning, Inc. ..........................................        211,612
  27,268 Gillette Co.............................................      2,738,730
  27,500 Newell Co...............................................      1,168,750
                                                                    ------------
                                                                       4,119,092
                                                                    ------------
         INSURANCE--2.4%
  18,900 American International Group, Inc. .....................      2,055,375
   3,200 General Re Corp. .......................................        678,400
                                                                    ------------
                                                                       2,733,775
                                                                    ------------
         LEISURE TIME--1.1%
  13,000 Walt Disney Co. ........................................      1,287,812
                                                                    ------------
         MACHINERY--1.7%
  33,200 Illinois Tool Works, Inc................................      1,996,150
                                                                    ------------
         OFFICE EQUIPMENT & SUPPLIES--0.3%
  10,325 3Com Corp...............................................        360,730
                                                                    ------------
         OIL--INDEPENDENT PRODUCERS--1.4%
  20,000 Anadarko Petroleum Corp.................................      1,213,750
   4,300 Ocean Energy, Inc.......................................        212,044
  20,000 Unit Corp. .............................................        192,500
                                                                    ------------
                                                                       1,618,294
                                                                    ------------
         OIL--MAJOR INTEGRATED--0.4%
   5,400 Amoco Corp. ............................................        459,675
                                                                    ------------
         OIL SERVICES--2.1%
   8,900 Baker Hughes, Inc. .....................................        388,262
   7,700 Nabors Industries, Inc. ................................        242,069
  10,100 Rowan Companies(c)......................................        308,050
  18,900 Schlumberger, Ltd. .....................................      1,521,457
                                                                    ------------
                                                                       2,459,838
                                                                    ------------
         RETAIL--2.5%
   6,000 Kohls Corp..............................................        408,750
   6,500 Nordstrom, Inc. ........................................        392,437
  42,500 Walgreen Co.............................................      1,333,437
  16,800 Wal-Mart Stores, Inc. ..................................        662,550
                                                                    ------------
                                                                       2,797,174
                                                                    ------------
         RETAIL SPECIALTY--4.7%
  73,125 Cendant Corp. ..........................................      2,513,672
  32,650 Home Depot, Inc. .......................................      1,922,269
 135,000 PETsMART, Inc.(c).......................................        978,750
                                                                    ------------
                                                                       5,414,691
                                                                    ------------

   SHARES                                                          VALUE (A)

            TELECOMMUNICATION EQUIPMENT--6.4%
     32,100 Andrew Corp........................................   $    770,400
     25,970 Ascend Communications, Inc.........................        636,265
     22,700 Ciena Corp. .......................................      1,387,537
      3,200 Lucent Technologies, Inc. .........................        255,600
     46,800 PairGain Technologies, Inc.(c).....................        906,750
     22,900 QUALCOMM, Inc.(c)..................................      1,156,450
     41,300 Tellabs, Inc.(c)...................................      2,183,737
                                                                  ------------
                                                                     7,296,739
                                                                  ------------
            TELECOMMUNICATION SERVICES--0.8%
      7,000 Ameritech Corp.....................................        563,500
     10,100 Cox Communications, Inc. ..........................        404,631
                                                                  ------------
                                                                       968,131
                                                                  ------------
            TOBACCO--1.3%
     33,500 Philip Morris Companies, Inc.......................      1,517,969
                                                                  ------------
            Total Common Stocks (Identified Cost $92,806,572)..    112,111,578
                                                                  ------------

SHORT TERM INVESTMENT--3.7%
    FACE
   AMOUNT
 $4,270,000 Repurchase Agreement with State Street Bank & Trust dated 12/31/97 at 5.000% to be repurchased at
             $4,276,186 on 1/02/98 collateralized by $4,275,000
             U.S. Treasury Note 6.375% due 4/30/99 with a value
             of $4,356,995.....................................      4,270,000
                                                                  ------------
            Total Short-Term Investment
             (Identified cost $4,270,000)......................      4,270,000
                                                                  ------------
            Total Investments 101.5%
             (Identified cost $97,076,572)(b)..................    116,381,578
            Other assets less liabilities......................    (1,764,999)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $114,616,579
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $97,214,888 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 26,256,306
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value..........   (7,089,616)
                                                                    ------------
     Net unrealized appreciation..................................  $ 19,166,690
                                                                    ============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a US bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $116,381,578
 Cash..................................................                      613
 Receivable for:
 Fund shares sold......................................                  256,123
 Securities sold.......................................                  265,940
 Dividends and interest................................                   60,406
                                                                    ------------
                                                                     116,964,660
LIABILITIES
 Payable for:
 Securities purchased..................................  $1,971,204
 Fund shares redeemed..................................     291,076
 Withholding taxes.....................................         440
 Miscellaneous.........................................         474
 Accrued expenses:
 Management fees.......................................      66,154
 Deferred trustees' fees...............................       3,464
 Other.................................................      15,269
                                                         ----------
                                                                       2,348,081
                                                                    ------------
                                                                    $114,616,579
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $ 93,693,284
 Accumulated net realized gains........................                1,618,289
 Unrealized appreciation on investments................               19,305,006
                                                                    ------------
NET ASSETS.............................................             $114,616,579
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($114,616,579 divided by 671,881 shares of beneficial
 interest).............................................             $     170.59
                                                                    ============
Identified cost of investments.........................             $ 97,076,572
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends............................................            $   533,739(a)
 Interest.............................................                166,344
                                                                  -----------
                                                                      700,083
EXPENSES
 Management fees......................................  $711,667
 Trustees' fees and expenses..........................    20,257
 Custodian............................................    55,641
 Audit and tax services...............................     7,591
 Legal................................................    24,112
 Printing.............................................    49,010
 Miscellaneous........................................     3,181
                                                        --------
  Total expenses......................................   871,459
  Less expenses assumed by the investment adviser.....    (7,292)     864,167
                                                        --------  -----------
NET INVESTMENT LOSS...................................               (164,084)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net.....................................              9,407,484
 Unrealized appreciation on:
 Investments--net.....................................              6,733,998
                                                                  -----------
Net gain on investment transactions...................             16,141,482
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS............            $15,977,398
                                                                  ===========

(a) Net of foreign taxes of: $861.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income (loss).......................  $    49,436   $   (164,084)
 Net realized gain on investments...................    4,796,759      9,407,484
 Unrealized appreciation on investments.............    5,241,031      6,733,998
                                                      -----------   ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.............   10,087,226     15,977,398
                                                      -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................      (56,514)             0
 Net realized gain on investments...................   (4,542,510)    (8,951,638)
                                                      -----------   ------------
                                                       (4,599,024)    (8,951,638)
                                                      -----------   ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   40,573,027     43,452,563
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........       56,514              0
 Distributions from net realized gain...............    4,542,510      8,951,638
                                                      -----------   ------------
                                                       45,172,051     52,404,201
 Cost of shares redeemed............................  (16,825,278)   (27,480,727)
                                                      -----------   ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   28,346,773     24,923,474
                                                      -----------   ------------
 TOTAL INCREASE IN NET ASSETS.......................   33,834,975     31,949,234
NET ASSETS
 Beginning of the year..............................   48,832,370     82,667,345
                                                      -----------   ------------
 End of the year....................................  $82,667,345   $114,616,579
                                                      ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $     6,362   $          0
                                                      ===========   ============
 End of the year....................................  $         0   $          0
                                                      ===========   ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................      265,834        255,355
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........          313              0
 Distributions from net realized gain...............       22,968         52,904
                                                      -----------   ------------
                                                          289,115        308,259
 Redeemed...........................................     (108,338)      (159,978)
                                                      -----------   ------------
 Net change.........................................      180,777        148,281
                                                      ===========   ============

FINANCIAL HIGHLIGHTS

                          APRIL 30, 1993(A)
                               THROUGH       YEAR     YEAR     YEAR      YEAR
                            DECEMBER 31,     ENDED    ENDED    ENDED    ENDED
                                1993         1994     1995     1996      1997
                          ----------------- -------  -------  -------  --------
Net Asset Value,
 Beginning of Year......       $100.00      $113.67  $112.77  $142.44  $ 157.88
                               -------      -------  -------  -------  --------
Income From Investment
 Operations
 Net Investment Income..          0.18         0.59     0.42     0.11         0
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         14.56        (0.89)   33.80    24.88     27.12
                               -------      -------  -------  -------  --------
 Total From Investment
  Operations............         14.74        (0.30)   34.22    24.99     27.12
                               -------      -------  -------  -------  --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.18)       (0.60)   (0.40)   (0.13)     0.00
 Distributions From Net
  Realized Capital
  Gains.................         (0.67)        0.00    (4.15)   (9.42)   (14.41)
 Distributions From
  Paid-in Capital.......         (0.22)        0.00     0.00     0.00      0.00
                               -------      -------  -------  -------  --------
 Total Distributions....         (1.07)       (0.60)   (4.55)   (9.55)   (14.41)
                               -------      -------  -------  -------  --------
Net Asset Value, End of
 Year...................       $113.67      $112.77  $142.44  $157.88  $ 170.59
                               =======      =======  =======  =======  ========
TOTAL RETURN (%)........         14.74(c)     (0.27)   30.35    17.58     17.35
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85(b)      0.84     0.85     0.85      0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          0.46(b)      0.67     0.37     0.08     (0.16)
Portfolio Turnover Rate
 (%)....................            21(b)        67       58       65        49
Average Commission
 Rate(d)................            --           --       --  $0.0508  $ 0.0504
Net Assets, End of Year
 (000)..................       $11,972      $25,622  $48,832  $82,667  $114,617
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          0.89(b)      0.84     1.06     0.92      0.86

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGER: CHRISTOPHER C. DAVIS
DAVIS SELECTED ADVISERS, L.P.


[PHOTO OF CHRISTOPHER C. DAVIS
   APPEARS HERE]

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. The Davis Venture Value Series performed well this year. The Series had six month and one year total returns of 12.4% and 33.5%, respectively for the peri-ods ended 12/31/97. These numbers compare favorably to the Lipper Variable Products Growth Fund/11/ average of 10.4% and 25.3%, over the same periods.

Q. HOW DID YOU MANAGE THE SERIES?

A. In general 1997 delivered strong returns to equity investors, and by remain-ing true to our investment discipline, we continued to find opportunities to purchase good stocks with strong long-term growth potential when they were tem-porarily out of favor in the market.

Our investments in financial services companies, energy-related companies and technology companies continued to drive our performance. Currently, Travelers, American Express and General Re are among our top holdings in the financial services sector.

IBM, one of the portfolio's largest holdings, and Intel are two technology com-panies that we expect to generate solid returns over the long-term, and the en-ergy sector continues to be a focus for the portfolio. Schlumberger and Haliburton are two energy-related holdings that we believe offer investors long-term growth opportunity.

Overall, stocks of financial services, technology and energy- related companies comprise approximately 22% of the portfolio's total holdings.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We believe the long-term case for investing in equities remains strong. But we have already enjoyed a long bull market with a lack of major corrections, and we are now entering a period when investors' expectations should be lower.

From our perspective, the way to get a bargain at this stage in a bull market is to take advantage of volatility on the downside. By knowing companies well through careful research, we can move quickly and act with conviction when there is inevitable rotation out of one industry group into another.

Assuming a starting level of 8,000 for the Dow and compounding that figure at 7% annually, the Dow would be at 64,000 in three decades. Even assuming a starting level of 6,000 and compounding that amount at 7% a year, the Dow would reach 48,000 in 30 years. Either figure is so far ahead of where the market is today that we tend not to worry about the next 2,000 points on the Dow. This compelling, long-term potential is why we intend to remain committed owners of equities in 1998, investing in shares of strong companies when they are out of favor in the market.

               A $10,000 Investment Compared to the S&P 500/19/

                           [LINE GRAPH APPEARS HERE]


                                 Davis Venture
                                      Value               S&P 500
                                 -------------            -------
            10/31/94                 10,000                10,000
            12/31/94                  9,650                 9,793
            12/31/95                 13,441                13,461
            12/31/96                 16,914                16,544
            12/31/97                 22,580                22,055

[X] FUND FACTS

GOAL: Growth of capital

START DATE: October 31, 1994

SIZE: $280 million as of December 31, 1997

MANAGER: Christopher C. Davis has been the manager of the Series since February 1997. Previously, he was co-portfolio manager with Shelby M.C. Davis from October 1995 to February 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--87.6% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
         AEROSPACE--0.8%
  46,700 Boeing Co. .............................................   $  2,285,381
                                                                    ------------
         AGRICULTURE--1.1%
 140,222 Archer-Daniels-Midland Co. .............................      3,041,065
                                                                    ------------
         BANKS AND SAVINGS & LOANS--12.0%
  62,560 Banc One Corp. .........................................      3,397,790
  90,200 BankAmerica Corp. ......................................      6,584,600
     600 Barnett Banks, Inc. ....................................         43,125
  47,480 Citicorp................................................      6,003,253
   8,000 First Union Corp. ......................................        410,000
  16,700 Golden West Financial Corp. ............................      1,633,469
  36,400 State Street Corp. .....................................      2,118,025
  30,000 U.S. Bancorp............................................      3,358,125
  29,800 Wells Fargo & Co. ......................................     10,115,237
                                                                    ------------
                                                                      33,663,624
                                                                    ------------
         BUILDING MATERIALS--3.1%
 122,900 Masco Corp. ............................................      6,252,538
  71,300 Martin Marietta Materials, Inc. ........................      2,606,906
                                                                    ------------
                                                                       8,859,444
                                                                    ------------
         COMMUNICATION SERVICES--0.6%
  29,900 Qwest Communications(c).................................      1,779,050
                                                                    ------------
         CONSUMER PRODUCTS--5.6%
  14,200 American Home Products Corp. ...........................      1,086,300
   2,700 Coca-Cola Co. ..........................................        179,888
     900 Fortune Brands, Inc. ...................................         33,356
     900 Gallaher Group (ADR)(c)(d)..............................         19,237
   2,800 General Electric Co. ...................................        205,450
  78,500 Nestle S.A. (ADR)(d)....................................      5,890,656
  67,900 NIKE, Inc., Class B.....................................      2,665,075
 129,000 Philip Morris Cos.......................................      5,845,312
                                                                    ------------
                                                                      15,925,274
                                                                    ------------
         DIVERSIFIED FINANCIAL SERVICES--4.6%
 100,800 American Express Co. ...................................      8,996,400
  77,500 Federal Home Loan Mortgage Corp. .......................      3,250,156
  20,200 TCF Financial Corp. ....................................        685,537
                                                                    ------------
                                                                      12,932,093
                                                                    ------------
         DRILLING--1.0%
  45,100 Smith International, Inc.(c)............................      2,768,013
                                                                    ------------
         ELECTRONIC EQUIPMENT--2.0%
  18,887 Molex, Inc. ............................................        606,745
 109,600 Texas Instruments.......................................      4,932,000
                                                                    ------------
                                                                       5,538,745
                                                                    ------------

 SHARES                                                              VALUE (A)
         ENERGY--8.5%
     400 Amerada Hess Corp. .....................................   $     21,950
     300 Amoco Corp. ............................................         25,537
   1,000 Atlantic Richfield Co. .................................         80,125
  18,730 British Petrol (ADR)(d).................................      1,492,547
  86,200 Burlington Resources, Inc. .............................      3,862,838
   1,700 Chevron Corp. ..........................................        130,900
  47,200 Cooper Cameron Corp.(c).................................      2,879,200
   5,600 Exxon Corp. ............................................        342,650
  41,600 EVI, Inc.(c)............................................      2,152,800
 115,200 Halliburton Co. ........................................      5,983,200
     600 Mobil Corp. ............................................         43,312
   9,900 Nabors Industries, Inc.(c)..............................        311,231
  56,664 Noble Affiliates, Inc. .................................      1,997,406
  41,800 Schlumberger, Ltd. .....................................      3,364,900
     500 Sonat, Inc. ............................................         22,875
  27,800 Tosco Corp. ............................................      1,051,188
                                                                    ------------
                                                                      23,762,659
                                                                    ------------
         FOOD & RESTAURANT--3.0%
 152,400 McDonald's Corp. .......................................      7,277,100
  63,450 Tyson Foods, Inc. ......................................      1,300,725
                                                                    ------------
                                                                       8,577,825
                                                                    ------------
         INFORMATION SERVICES--0.0%
     100 Cognizant Corp. ........................................          4,456
                                                                    ------------
         INTERNATIONAL CLOSED-END INVESTMENT COMPANY--0.3%
 106,934 Morgan Stanley Asia Pacific Fund, Inc. .................        795,322
                                                                    ------------
         INVESTMENT FIRMS--3.9%
  24,300 Donaldson, Lufkin & Jenrette............................      1,931,850
  18,700 J.P. Morgan & Co., Inc. ................................      2,110,763
 115,855 Morgan Stanley Dean Witter..............................      6,849,927
                                                                    ------------
                                                                      10,892,540
                                                                    ------------
         LIFE INSURANCE--1.4%
  90,950 SunAmerica, Inc. .......................................      3,888,112
                                                                    ------------
         MANUFACTURING--0.6%
  51,100 Applied Materials(c)....................................      1,539,388
     200 Dow Chemical Co. .......................................         20,300
     800 Maytag Corp. ...........................................         29,850
                                                                    ------------
                                                                       1,589,538
                                                                    ------------
         MARKETING--0.0%
      33 ACNeilson Corp.(c)......................................            804
                                                                    ------------
         OIL--0.8%
  15,700 J.Ray McDermott S.A.(c).................................        675,100
  11,200 McDermott International.................................        410,200
  38,800 Pioneer Natural Resources...............................      1,122,775
                                                                    ------------
                                                                       2,208,075
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)


 SHARES                                                              VALUE (A)
         PAPER PRODUCTS--0.0%
     300 International Paper Co. ................................   $     12,937
     400 Union Camp Corp.........................................         21,475
                                                                    ------------
                                                                          34,412
                                                                    ------------
         PHARMACEUTICAL & HEALTH CARE--5.1%
  11,700 Bristol-Myers Squibb Co. ...............................      1,107,112
  13,600 Eli Lilly & Co. ........................................        946,900
  12,700 Johnson & Johnson.......................................        836,613
   5,800 Merck & Co. ............................................        616,250
  28,800 Novartis AG (ADR)(d)....................................      2,343,600
  42,300 Pfizer, Inc. ...........................................      3,153,994
 102,600 SmithKline Beecham (ADR)(d).............................      5,277,487
                                                                    ------------
                                                                      14,281,956
                                                                    ------------
         PROPERTY/CASUALTY INSURANCE--10.9%
  41,481 Allstate Corp...........................................      3,769,586
  12,650 American International Group, Inc.......................      1,375,688
  40,700 W.R. Berkley Corp.......................................      1,785,713
  36,700 Chubb Corp..............................................      2,775,438
  36,074 General Re Corp.........................................      7,647,688
  20,400 Progressive Corp., Ohio.................................      2,445,450
  29,050 Transatlantic Holdings, Inc.............................      2,077,075
 134,187 Travelers Group.........................................      7,229,325
  29,300 20th Century Industries, Inc. ..........................        761,800
  11,200 UNUM Corp. .............................................        609,000
                                                                    ------------
                                                                      30,476,763
                                                                    ------------
         PUBLISHING--1.6%
     100 Dun & Bradstreet Corp. .................................          3,094
  43,100 Gannet Co., Inc. .......................................      2,664,119
  27,100 News Corp. Ltd. (ADR)(d)................................        604,669
  20,400 Tribune Co..............................................      1,269,900
                                                                    ------------
                                                                       4,541,782
                                                                    ------------
         RAILROAD--4.0%
  63,400 Burlington Northern Santa Fe Corp. .....................      5,892,237
  48,300 Illinois Central Corp. .................................      1,645,219
  58,400 Union Pacific Corp......................................      3,646,350
                                                                    ------------
                                                                      11,183,806
                                                                    ------------
         REAL ESTATE--3.8%
   9,880 Crescent Operations, Inc.(c)............................        242,060
 103,200 Crescent Real Estate Equities...........................      4,063,500
  10,900 Federal Realty Investment Trust.........................        280,675
  52,200 General Growth Properties...............................      1,885,725
   2,400 Kimco Realty Corp.......................................         84,600
  63,500 Rouse Co................................................      2,079,625
     200 Simon DeBartolo Group...................................          6,537
  12,000 United Dominion Realty Trust............................        167,250

 SHARES                                                              VALUE (A)
  36,900 Vornado Realty Trust....................................   $  1,731,993
   3,300 Weingarten Realty SBI...................................        147,881
                                                                    ------------
                                                                      10,689,846
                                                                    ------------
         RETAIL--0.7%
  34,300 Harcourt General........................................      1,877,925
                                                                    ------------
         TECHNOLOGY--8.5%
 146,400 Hewlett-Packard Co. ....................................      9,150,000
  35,900 Intel Corp. ............................................      2,521,975
  93,700 International Business Machines.........................      9,797,506
  70,600 Novellus Systems, Inc.(c)...............................      2,281,262
                                                                    ------------
                                                                      23,750,743
                                                                    ------------
         TELECOMMUNICATIONS--3.7%
  94,500 Airtouch Communications, Inc.(c)........................      3,927,656
   4,852 Globalstar Telecommunications(c)........................        238,355
  18,900 Loral Space Communications(c)...........................        405,169
  78,700 Motorola, Inc. .........................................      4,490,819
     300 SBC Communications, Inc. ...............................         21,975
  68,200 360 Communications Co.(c)...............................      1,376,787
                                                                    ------------
                                                                      10,460,761
                                                                    ------------
         UTILITIES--0.0%
     300 Carolina Power & Light Co. .............................         12,731
     300 Duke Energy Co. ........................................         16,613
     200 Edison International....................................          5,437
     100 Enova Corp. ............................................          2,706
     200 New England Elecricial Systems..........................          8,550
     600 Southern Co.............................................         15,525
     200 Wisconsin Energy Corp. .................................          5,750
                                                                    ------------
                                                                          67,312
                                                                    ------------
         WASTE MANAGMENT--0.0%
     400 Waste Managment, Inc....................................         11,000
                                                                    ------------
         Total Common Stocks
          (Identified Cost $186,427,972).........................    245,888,326
                                                                    ------------


CONVERTIBLE PREFERRED STOCKS--0.4%

   5,696 Airtouch Communications, Inc.,
          Class C, 4.250%........................................        354,932
   1,700 Banc One Corp., $3.50, Series C.........................        178,713
   7,000 Devon Financing Trust, 6.500%...........................        519,750
   2,200 Rouse Co., Series B.....................................        111,100
   2,000 Vornada Realty Trust, 6.500%............................        132,000
                                                                    ------------
         Total Preferred Stocks
          (Identified Cost $1,101,074)...........................      1,296,495
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

SHORT TERM INVESTMENTS--12.0%


    FACE
   AMOUNT                                                            VALUE (A)
 $10,675,000 Federal Home Loan Bank,
              5.700%, 1/02/98....................................   $ 10,673,310
  10,295,000 Federal Home Loan Bank,
              5.720%, 1/05/98....................................     10,288,457
  12,640,000 Federal Home Loan Bank,
              4.900%, 1/08/98....................................     12,627,957
                                                                    ------------
             Total Short-Term Investments
              (Identified Cost $33,589,724)......................     33,589,724
                                                                    ------------
             Total Investments--100.1%
              (Identified Cost $221,118,770)(b)..................    280,774,545
             Other assets less liabilities(e)....................      (326,468)
                                                                    ------------
             TOTAL NET ASSETS--100%..............................   $280,448,077
                                                                    ============

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $221,121,585 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $64,013,745
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (4,360,785)
                                                                     -----------
     Net unrealized appreciation...................................  $59,652,960
                                                                     ===========

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a US bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Including deposits in foreign denominated currencies with a value of $25,561 and a cost of $24,985.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $280,774,545
 Cash..................................................                   15,726
 Foreign cash at value (Cost $24,985)..................                   25,561
 Receivable for:
 Fund shares sold......................................                  816,935
 Dividends and interest................................                  333,554
 Foreign taxes.........................................                    3,157
 Unamortized organization..............................                    3,678
                                                                    ------------
LIABILITIES                                                          281,973,156
 Payable for:
 Securities purchased..................................  $1,052,309
 Fund shares redeemed..................................     232,453
 Accrued expenses:
 Management fees.......................................     215,187
 Deferred trustees' fees...............................       3,307
 Other.................................................      21,823
                                                         ----------
                                                                       1,525,079
                                                                    ------------
                                                                    $280,448,077
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $220,341,787
 Accumulated net realized gains........................                  449,896
 Unrealized appreciation on investments and foreign
  currency.............................................               59,656,394
                                                                    ------------
NET ASSETS.............................................             $280,448,077
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($280,448,077 divided by 13,483,556 shares of
 beneficial interest)..................................             $      20.80
                                                                    ============
Identified cost of investments.........................             $221,118,770
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.........................................               $ 2,362,524(a)
 Interest..........................................                 1,125,427
                                                                  -----------
                                                                    3,487,951
EXPENSES
 Management fees...................................  $ 1,425,245
 Deferred expense reimbursement....................       96,162
 Trustees' fees and expenses.......................       25,786
 Custodian.........................................       64,879
 Audit and tax services............................       12,421
 Legal.............................................       22,022
 Printing..........................................       58,400
 Amortization of organization expenses.............        2,011
 Miscellaneous.....................................        3,365
                                                     -----------
  Total expenses...................................                 1,710,291
                                                                  -----------
NET INVESTMENT INCOME..............................                 1,777,660
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain on:
 Investments--net..................................    6,969,133
                                                     -----------
 Unrealized appreciation
  (depreciation) on:
 Investments--net..................................   41,444,987
 Foreign currency transactions--net................         (573)
                                                     -----------
  Total unrealized appreciation on investments and
   foreign currency transactions...................   41,444,414
                                                     -----------
 Net gain on investment transactions...............                48,413,547
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........               $50,191,207
                                                                  ===========

(a)Net of foreign taxes of: $11,295.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    833,527  $  1,777,660
 Net realized gain on investments..................     1,885,474     6,969,133
 Unrealized appreciation on investments and foreign
  currency transactions............................    14,269,167    41,444,414
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    16,988,168    50,191,207
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (818,557)   (1,734,376)
 Net realized gain on investments..................    (1,709,985)   (6,838,667)
                                                     ------------  ------------
                                                       (2,528,542)   (8,573,043)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    73,335,902   161,182,195
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       818,557     1,734,376
 Distributions from net realized gain..............     1,709,985     6,838,667
                                                     ------------  ------------
                                                       75,864,444   169,755,238
 Cost of shares redeemed...........................   (17,180,011)  (39,114,351)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    58,684,433   130,640,887
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    73,144,059   172,259,051
NET ASSETS
 Beginning of the year.............................    35,044,967   108,189,026
                                                     ------------  ------------
 End of the year...................................  $108,189,026  $280,448,077
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $      3,911  $     17,317
                                                     ============  ============
 End of the year...................................  $     17,317  $          0
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................     5,082,303     8,370,050
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        49,916        85,008
 Distributions from net realized gain..............       106,943       335,095
                                                     ------------  ------------
                                                        5,239,162     8,790,153
 Redeemed..........................................    (1,190,115)   (2,030,066)
                                                     ------------  ------------
 Net change........................................     4,049,047     6,760,087
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                OCTOBER 31, 1994(A)
                                      THROUGH        YEAR      YEAR      YEAR
                                   DECEMBER 31,      ENDED    ENDED     ENDED
                                       1994          1995      1996      1997
                                ------------------- -------  --------  --------
Net Asset Value, Beginning of
 Year.........................        $10.00        $  9.62  $  13.10  $  16.09
                                      ------        -------  --------  --------
Income From Investment
 Operations
 Net Investment Income........          0.03           0.10      0.13      0.18
 Net Realized and Unrealized
  Gain (Loss) on Investments..         (0.38)          3.68      3.26      5.20
                                      ------        -------  --------  --------
 Total From Investment
  Operations..................         (0.35)          3.78      3.39      5.38
                                      ------        -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income...........         (0.03)         (0.10)    (0.13)    (0.14)
 Distributions From Net
  Realized Capital Gains......          0.00          (0.20)    (0.27)    (0.53)
                                      ------        -------  --------  --------
 Total Distributions..........         (0.03)         (0.30)    (0.40)    (0.67)
                                      ------        -------  --------  --------
Net Asset Value, End of Year..        $ 9.62        $ 13.10  $  16.09  $  20.80
                                      ======        =======  ========  ========
TOTAL RETURN (%)..............         (3.50)(c)      39.28     25.84     33.50
Ratio of Operating Expenses to
 Average Net Assets (%).......          0.90 (b)       0.90      0.90      0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....          2.54 (b)       1.39      1.25      0.94
Portfolio Turnover Rate (%)...             1 (b)         20        18        17
Average Commission Rate(d)....            --             --  $ 0.0599  $ 0.0600
Net Assets, End of Year (000).        $3,371        $35,045  $108,189  $280,448
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)................          3.97 (b)       1.51      0.96      0.90

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGERS: GERALD H. SCRIVER AND PHILIP J. COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTO OF GERALD H. SCRIVER        [PHOTO OF PHILIP J. COOPER
   APPEARS HERE]                      APPEARS HERE]


Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Series produced a total return for 1997 of 33.5% (based on net asset value), significantly better than the average 27.2% return of the Series' peers in the Lipper Variable Products Growth and Income Fund category. This return reflects a $28.21 per share gain in net asset value and the reinvestment of $20.57 per share in capital gains and $1.35 in net income distributions.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

A. The growing economy that greeted 1997 provided an ideal environment for eq-uities. As more and more corporations reported earnings above analysts' expec-tations, the markets gathered momentum and moved higher. But as institutional investors looked ahead, they grew wary that the Federal Reserve Board might un-dertake a series of interest rate increases aimed at forestalling possible in-flation by restraining the economy's rate of expansion. Therefore, investors concentrated on a limited number of large-capitalization companies that seemed positioned to do well in a slower economy. In reality, prices rose only mod-estly and the Fed boosted rates just once, a quarter-percentage point increase in March.

Fears of a downturn abated by mid-year, prompting investors to cast a wider, more aggressive net. Smaller- and mid-sized growth stocks began to move up, and many small-company market averages outperformed the large-company-dominated
S&P 500--at least for a time. Then, when the currency crisis in Southeast Asia unsettled the region's equity markets, investors changed focus again, backing away from the smaller- and mid-sized segments to return to the largest, most liquid companies.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY DURING THE YEAR?

A. In the first half of the year, we established a portfolio structure that was more oriented toward value than the S&P 500. We emphasized large-company stocks with low price-to-earnings ratios, a measure of a stock's price relative to the issuing company's earning power.

In the third quarter we tilted the Series' portfolio mix a little more toward growth stocks, paring back the percentage of the portfolio devoted to companies with low price/earnings ratios. We also increased the Series' orientation to-ward smaller companies.

In terms of specific sectors, the portfolio's technology exposure, which was about equal to the S&P 500's allocation at the end of 1996, was slightly under-weight by the end of 1997. Also at year-end, we were over-represented in utili-ties, relative to the S&P 500.

Q. WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A. The conservative structure we created early in the year rewarded sharehold-ers, as stocks with modest valuations outperformed the usual growth sectors of the market. We also took advantage of the market's second and third quarter shift toward growth, and to smaller- and mid-sized growth companies in particu-lar.

Performance might have been even stronger had we taken a larger position in the top tier of large-cap issues, the group that accounted for a disproportionate part of the market's rise during the first half of the year.

The portfolio benefited from positions in some of the regional Bells, NationsBank, where we took profits early, and IBM. On the other hand, Loewe's Corporation did poorly because of its association with the tobacco industry, although the company is also involved in other businesses.

Q. WHAT IS YOUR MARKET OUTLOOK, AND WHAT DOES IT IMPLY FOR THE SERIES?

A. Earnings surprises--corporate earnings reports that come in lower or higher than analysts' expectations--are one of the elements in our stock evaluation model. Whereas in the first half of 1997 surprises were predominantly positive, later in the year we began to see results coming in below Wall Street's projec-tions. That trend could continue in 1998, especially if our expectation of slower growth for the economy is accurate. But we also think that continued low inflation and further declines in interest rates will dampen the effect that lower corporate profits have on the stock market. Historically, most market de-clines have been driven by higher interest rates; a market decline during a pe-riod of falling interest rates is an unlikely prospect, in our opinion. In part, we believe that inflation will be held in check by faltering economies in Southeast Asia, where weak local currencies and the strong dollar could drive down prices on the billions of dollars in goods that American companies import each year. A deflationary price trend would build sentiment for a possible easing of short-term interest rates by the Federal Reserve Board, which in turn could be a stimulus to stock prices.

We plan to stay fully invested, with the goal of adding value through our pro-prietary value/growth research and stock selection discipline.


            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                   Growth and
                                     Income               S&P 500
                                   ----------             -------
             4/30/93                 10,000                10,000
            12/31/93                 11,424                10,819
            12/31/94                 11,286                10,966
            12/31/95                 15,402                15,072
            12/31/96                 18,189                18,524
            12/31/97                 24,278                24,695


[X] FUND FACTS

GOAL: Long-term total return through investment in equity securities.

START DATE: April 30, 1993

SIZE: $153 million as of December 31, 1997

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series from its inception in 1993; they also have managed the Westpeak Stock Index Series since August 1993 and New England Growth Opportunities Fund since May 1995. Mr. Scriver joined Westpeak in July, 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--97.4% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
        AEROSPACE--1.4%
  2,800 Thiokol Corp.............................................   $    227,500
 25,600 United Technologies Corp.................................      1,864,000
                                                                    ------------
                                                                       2,091,500
                                                                    ------------
        AIRLINES--2.4%
 12,100 AMR, Corp.(c)............................................      1,554,850
 15,300 UAL, Inc.(c).............................................      1,415,250
 12,100 US Airways Group, Inc.(c)................................        756,250
                                                                    ------------
                                                                       3,726,350
                                                                    ------------
        APPAREL & TEXTILES--0.2%
  6,000 Jones Apparel Group, Inc.(c).............................        258,000
                                                                    ------------
        AUTOMOTIVE & RELATED--5.6%
 83,600 Ford Motor Co. ..........................................      4,070,275
 60,500 General Motors Corp......................................      3,667,812
 10,700 Lear Corp.(c)............................................        508,250
 11,200 Navistar International Corp.(c)..........................        277,900
                                                                    ------------
                                                                       8,524,237
                                                                    ------------
        BANKS--5.9%
 13,000 BankAmerica Corp. .......................................        949,000
  3,900 Bankers Trust New York Corp. ............................        438,506
 27,900 Barnett Banks, Inc. .....................................      2,005,312
 13,500 Comerica, Inc. ..........................................      1,218,375
 13,500 NationsBank Corp. .......................................        820,969
 28,100 Popular, Inc. ...........................................      1,390,950
  5,800 Republic New York Corp. .................................        662,288
 20,500 SunTrust Banks, Inc. ....................................      1,463,187
                                                                    ------------
                                                                       8,948,587
                                                                    ------------
        BUSINESS SERVICES--0.9%
  2,300 Pittston Brinks Group....................................         92,575
 30,300 Robert Half International, Inc.(c).......................      1,212,000
                                                                    ------------
                                                                       1,304,575
                                                                    ------------
        CHEMICALS--1.2%
  4,600 Albemarle Corp. .........................................        109,825
  4,200 Dow Chemical Co. ........................................        426,300
 21,800 Lubrizol Corp. ..........................................        803,875
  5,800 Rohm & Haas Co. .........................................        555,350
                                                                    ------------
                                                                       1,895,350
                                                                    ------------
        COMPUTER SOFTWARE & SERVICES--2.1%
 20,800 Cadence Design Systems, Inc.(c)..........................        509,600
 17,600 Microsoft Corp.(c).......................................      2,274,800
 17,500 Symantec Corp.(c)........................................        383,906
                                                                    ------------
                                                                       3,168,306
                                                                    ------------

 SHARES                                                              VALUE (A)
        COMPUTERS & BUSINESS EQUIPMENT--4.5%
 19,750 Compaq Computer Corp.....................................   $  1,114,641
 48,400 Digital Equipment Corp., Rights(c).......................      1,790,800
 14,600 EMC Corp.(c).............................................        400,588
 18,000 International Business Machines..........................      1,882,125
 13,800 Iomega Corp.(c)..........................................        171,638
 16,900 Lexmark International Group, Inc.(c).....................        642,200
 12,200 Sun Microsystems, Inc.(c)................................        486,475
  5,200 Xerox Corp. .............................................        383,825
                                                                    ------------
                                                                       6,872,292
                                                                    ------------
        CONSTRUCTION--0.4%
 10,300 Centex Corp..............................................        648,256
                                                                    ------------
        CONSUMER DURABLES--0.1%
  2,400 HON Industries, Inc......................................        141,600
                                                                    ------------
        DRUGS--6.7%
  1,700 Amgen, Inc. .............................................         92,013
 14,500 Bristol-Myers Squibb Co. ................................      1,372,062
 25,400 Cardinal Health, Inc.....................................      1,908,175
 16,100 Dura Pharmaceuticals, Inc.(c)............................        738,588
 13,800 Merck & Co...............................................      1,466,250
 30,300 Mylan Labs, Inc..........................................        634,406
 29,672 PharMerica, Inc.(c)......................................        307,847
 59,700 Schering-Plough Corp.....................................      3,708,862
                                                                    ------------
                                                                      10,228,203
                                                                    ------------
        ELECTRIC UTILITIES--3.1%
 29,700 AES Corp.(c).............................................      1,384,762
  8,700 IPALCO Enterprises.......................................        364,856
 69,000 Pinnacle West Capital Corp...............................      2,923,875
                                                                    ------------
                                                                       4,673,493
                                                                    ------------
        ELECTRONICS--1.4%
  8,600 Motorola, Inc. ..........................................        490,738
 18,700 National Semiconductor Corp.(c)..........................        485,031
  7,400 Raychem Corp. ...........................................        318,663
  3,858 Raytheon Co. ............................................        190,247
 11,600 SCI Systems, Inc.(c).....................................        505,325
  2,400 Tellabs, Inc.(c).........................................        126,900
                                                                    ------------
                                                                       2,116,904
                                                                    ------------
        FINANCE--4.2%
  8,300 American Express Co......................................        740,775
 27,700 Bear Stearns Companies, Inc..............................      1,315,750
  6,100 Donaldson, Lufkin & Jenrette, Inc........................        484,950
  9,100 Franklin Resources, Inc..................................        791,131
 24,200 Lehman Brothers Holdings, Inc. ..........................      1,234,200
  3,800 Merrill Lynch & Company, Inc. ...........................        277,163
 12,600 Morgan Stanley Dean Witter...............................        744,975

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        FINANCE--(CONTINUED)
 15,600 Travelers Group, Inc. ...................................   $    840,450
                                                                    ------------
                                                                       6,429,394
                                                                    ------------
        FOOD & BEVERAGES--5.3%
 45,045 Archer-Daniels-Midland Co. ..............................        976,913
 15,000 Dean Foods Co. ..........................................        892,500
 21,400 Interstate Bakeries......................................        799,825
 18,600 Kellogg Co. .............................................        923,025
 33,900 Quaker Oats Co. .........................................      1,788,225
 18,850 Tyson Foods, Inc.........................................        386,425
 37,200 Unilever N.V.............................................      2,322,675
                                                                    ------------
                                                                       8,089,588
                                                                    ------------
        GAS & PIPELINE UTILITIES--2.1%
 41,700 Columbia Gas Systems, Inc. ..............................      3,276,056
                                                                    ------------
        HEALTH CARE--2.3%
 14,500 Beckman Instruments, Inc. ...............................        580,000
 65,200 Beverly Enterprises, Inc.(c).............................        847,600
 14,800 Johnson & Johnson........................................        974,950
 25,700 Wellpoint Health Networks, Inc.(c).......................      1,085,825
                                                                    ------------
                                                                       3,488,375
                                                                    ------------
        HOTELS & RESTAURANTS--0.3%
  9,417 Promus Hotel Corp.(c)....................................        395,514
                                                                    ------------
        INSURANCE--5.1%
 23,400 Allstate Corp. ..........................................      2,126,475
  8,600 AMBAC, Inc. .............................................        395,600
  5,600 American National Insurance Co. .........................        520,800
 13,100 CIGNA Corp. .............................................      2,267,119
 23,900 Everest Reinsurance Holdings, Inc. ......................        985,875
 12,400 MGIC Investment Corp. ...................................        824,600
 16,250 Old Republic International Corp. ........................        604,297
                                                                    ------------
                                                                       7,724,766
                                                                    ------------
        INTERNATIONAL OIL--3.5%
 19,300 Chevron Corp. ...........................................      1,486,100
 49,300 Exxon Corp. .............................................      3,016,544
 10,900 Mobil Corp., Rights......................................        786,844
                                                                    ------------
                                                                       5,289,488
                                                                    ------------
        MEDIA & ENTERTAINMENT--4.1%
 15,800 Chancellor Media Corp.(c)................................      1,179,075
 24,400 Clear Channel Communications(c)..........................      1,938,275
 41,000 Jacor Communications, Inc.(c)............................      2,178,125
 16,400 Time Warner, Inc. .......................................      1,016,800
                                                                    ------------
                                                                       6,312,275
                                                                    ------------
        METAL--0.4%
 10,500 Phelps Dodge Corp. ......................................        653,625
                                                                    ------------

 SHARES                                                              VALUE (A)
        MORTGAGE--0.4%
 11,200 Federal National Mortgage Association....................   $    639,100
                                                                    ------------
        OIL--REFINING & DISTRIBUTION--0.7%
 16,700 Coastal Corp. ...........................................      1,034,356
                                                                    ------------
        OIL SERVICES--2.4%
  8,000 BJ Services Co.(c).......................................        575,500
  5,800 ENSCO International, Inc. ...............................        194,300
 20,200 Global Marine, Inc.(c)...................................        494,900
  4,800 Rowan Companies, Inc.(c).................................        146,400
 18,100 Smith International, Inc.(c).............................      1,110,887
  9,200 Tidewater, Inc., Rights..................................        507,150
 30,000 Union Texas Petroleum Holdings, Inc. ....................        624,375
                                                                    ------------
                                                                       3,653,512
                                                                    ------------
        PAPER & FOREST PRODUCTS--1.2%
  4,600 Bowater, Inc. ...........................................        204,413
 15,700 Champion International Corp. ............................        711,406
 14,600 Fort James Corp. ........................................        558,450
  8,000 Rayonier, Inc. ..........................................        340,500
                                                                    ------------
                                                                       1,814,769
                                                                    ------------
        PRODUCER GOODS--6.9%
 49,000 Caterpillar, Inc. .......................................      2,379,562
 13,000 Cummins Engine, Inc. ....................................        767,813
  4,700 Illinois Tool Works, Inc. ...............................        282,588
 58,500 Ingersoll-Rand Co. ......................................      2,369,250
 13,400 Litton Industries, Inc.(c)...............................        770,500
 23,200 Lucent Technologies, Inc. ...............................      1,853,100
 16,600 Precision Castparts Corp. ...............................      1,001,187
 24,500 Premark International, Inc. .............................        710,500
 14,400 Timken Co. ..............................................        495,000
                                                                    ------------
                                                                      10,629,500
                                                                    ------------
        PUBLISHING--2.0%
 13,600 Gannett Co. .............................................        840,650
 29,000 McGraw-Hill Companies, Inc. .............................      2,146,000
                                                                    ------------
                                                                       2,986,650
                                                                    ------------
        RAILROAD & EQUIPMENT--0.5%
 26,100 Kansas City Southern Industries, Inc. ...................        828,675
                                                                    ------------
        RETAIL--6.3%
 30,900 Borders Group, Inc.(c)...................................        967,556
 10,900 CompUSA, Inc.(c).........................................        337,900
  8,600 Consolidated Stores Corp.(c).............................        377,863
 19,000 Dayton Hudson Corp. .....................................      1,282,500
  6,500 Federated Department Stores, Inc.(c).....................        279,906
 15,600 Fred Meyer, Inc.(c)......................................        567,450
 28,000 General Nutrition Companies, Inc.(c).....................        952,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)                SHORT-TERM INVESTMENT--2.5%

 SHARES                                                               VALUE (A)
        RETAIL--(CONTINUED)
 32,800 Home Depot, Inc. .........................................   $ 1,931,100
 13,500 Neiman Marcus Group, Inc.(c)..............................       408,375
 24,200 Payless ShoeSource, Inc.(c)...............................     1,624,425
 17,300 TJX Companies, Inc. ......................................       594,688
  6,500 Wal-Mart Stores, Inc. ....................................       256,344
                                                                     -----------
                                                                       9,580,107
                                                                     -----------
        RETAIL--FOOD & DRUG--0.5%
 11,400 Safeway, Inc.(c)..........................................       721,050
                                                                     -----------
        SAVINGS & LOAN--1.1%
 56,700 Dime Bancorp., Inc. ......................................     1,715,175
                                                                     -----------
        SERVICES--0.3%
 13,900 Cendant Corp.(c)..........................................       477,813
                                                                     -----------
        STEEL--1.2%
 56,300 USX-U.S. Steel Group......................................     1,759,375
                                                                     -----------
        TELECOMMUNCIATION--10.0%
 80,900 AirTouch Communications, Inc.(c)..........................     3,362,406
  3,600 ALLTEL Corp. .............................................       147,825
 53,100 Ameritech Corp. ..........................................     4,274,550
 28,700 Bell Atlantic Corp. ......................................     2,611,700
 46,200 BellSouth Corp. ..........................................     2,601,637
 22,100 MCI Communications Corp. .................................       946,156
 24,800 United States Cellular Corp.(c)...........................       768,800
 14,300 U.S. West, Inc. ..........................................       645,288
                                                                     -----------
                                                                      15,358,362
                                                                     -----------
        TOBACCO--0.9%
 32,700 Universal Corp. ..........................................     1,344,788
                                                                     -----------
        Total Common Stocks
         (Identified Cost $125,892,263)...........................   148,799,966
                                                                     -----------

    FACE
   AMOUNT                                                           VALUE (A)
 $3,780,000 Repurchase agreement with State Street Bank & Trust
             Company dated 12/31/97 at 5.000% to be repurchased
             at $3,781,050 on 1/02/98 collaterized by $3,760,000
             U.S. Treasury Note 5.875% due 01/31/99 with a value
             of $3,858,305......................................   $  3,780,000
                                                                   ------------
            Total Short-Term Investment
             (Identified cost $3,780,000).......................      3,780,000
                                                                   ------------
            Total Investments--99.9%
             (Identified cost $129,672,263)(b)..................    152,579,966
            Other assets less liabilities.......................        158,412
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $152,738,378
                                                                   ============

(a) See Note 1A.
(b) Federal Tax Information:
    At December 31,1997 the net unrealized appreciation on investments based on cost of $129,677,784 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $25,062,385
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (2,160,203)
                                                                     -----------
     Net unrealized appreciation...................................  $22,902,182
                                                                     ===========

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $152,579,966
 Cash....................................................                    856
 Receivable for:
 Fund shares sold........................................                288,448
 Dividends and interest..................................                131,129
                                                                    ------------
                                                                     153,000,399
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $154,721
 Withholding taxes.......................................       880
 Accrued expenses:
 Management fees.........................................    87,861
 Deferred trustees' fees.................................     3,767
 Other...................................................    14,792
                                                           --------
                                                                         262,021
                                                                    ------------
                                                                    $152,738,378
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $125,096,920
 Undistributed net investment income.....................                 14,579
 Accumulated net realized gains..........................              4,719,176
 Unrealized appreciation on investments..................             22,907,703
                                                                    ------------
NET ASSETS...............................................           $152,738,378
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($152,738,378 divided by 848,644 shares of beneficial
 interest)...............................................           $     179.98
                                                                    ============
Identified cost of investments...........................           $129,672,263
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.............................................           $ 1,812,884(a)
 Interest..............................................               185,375
                                                                  -----------
                                                                    1,998,259
EXPENSES
 Management fees.......................................  $808,891
 Trustees' fees and expenses...........................    20,540
 Custodian.............................................    49,591
 Audit and tax services................................     7,591
 Legal.................................................    22,022
 Printing..............................................    39,060
 Miscellaneous.........................................     3,201
                                                         --------
  Total expenses.......................................               950,896
                                                                  -----------
NET INVESTMENT INCOME..................................             1,047,363
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net......................................            17,943,986
 Unrealized appreciation on:
 Investments--net......................................            12,979,433
                                                                  -----------
Net gain on investment transactions....................            30,923,419
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............           $31,970,782
                                                                  ===========

(a) Net of foreign taxes of: $17,611.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    890,831  $  1,047,363
 Net realized gain on investments..................     8,163,321    17,943,986
 Unrealized appreciation on investments............     2,277,386    12,979,433
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    11,331,538    31,970,782
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (904,227)   (1,033,253)
 Net realized gain on investments..................    (6,507,691)  (15,362,335)
                                                     ------------  ------------
                                                       (7,411,918)  (16,395,588)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    35,852,491    64,665,884
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       904,227     1,033,253
 Distributions from net realized gain..............     6,507,691    15,362,335
                                                     ------------  ------------
                                                       43,264,409    81,061,472
 Cost of shares redeemed...........................   (12,982,923)  (26,228,431)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    30,281,486    54,833,041
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    34,201,106    70,408,235
NET ASSETS
 Beginning of the year.............................    48,129,037    82,330,143
                                                     ------------  ------------
 End of the year...................................  $ 82,330,143  $152,738,378
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $     13,865  $        469
                                                     ============  ============
 End of the year...................................  $        469  $     14,579
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       239,114       362,661
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         5,851         5,886
 Distributions from net realized gain..............        42,976        86,752
                                                     ------------  ------------
                                                          287,941       455,299
 Redeemed..........................................       (86,095)     (149,104)
                                                     ------------  ------------
 Net change........................................       201,846       306,195
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                          APRIL 30, 1993(A)
                               THROUGH       YEAR     YEAR     YEAR      YEAR
                            DECEMBER 31,     ENDED    ENDED    ENDED    ENDED
                                1993         1994     1995     1996      1997
                          ----------------- -------  -------  -------  --------
Net Asset Value,
 Beginning of Year......       $100.00      $112.32  $109.03  $141.31  $ 151.77
                               -------      -------  -------  -------  --------
Income From Investment
 Operations
Net Investment Income...          0.92         1.90     1.77     1.78      1.37
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........         13.33        (3.25)   37.91    23.69     48.76
                               -------      -------  -------  -------  --------
Total From Investment
 Operations.............         14.25        (1.35)   39.68    25.47     50.13
                               -------      -------  -------  -------  --------
Less Distributions
Distributions From Net
 Investment Income......         (0.92)       (1.92)   (1.71)   (1.82)    (1.35)
Distributions From Net
 Realized Capital Gains.         (1.00)        0.00    (5.69)  (13.19)   (20.57)
Distributions in Excess
 of Net Realized Capital
 Gains..................         (0.01)        0.00     0.00     0.00      0.00
Distributions From Paid-
 in Capital.............          0.00        (0.02)    0.00     0.00      0.00
                               -------      -------  -------  -------  --------
Total Distributions.....         (1.93)       (1.94)   (7.40)  (15.01)   (21.92)
                               -------      -------  -------  -------  --------
Net Asset Value, End of
 Year...................       $112.32      $109.03  $141.31  $151.77  $ 179.98
                               =======      =======  =======  =======  ========
TOTAL RETURN (%)........         14.24(c)     (1.21)   36.46    18.10     33.48
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85(b)      0.85     0.85     0.85      0.82
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.16(b)      2.30     1.63     1.40      0.91
Portfolio Turnover Rate
 (%)....................            49(b)       133       92      104        93
Average Commission
 Rate(d)................            --           --       --  $0.0344  $ 0.0334
Net Assets, End of Year
 (000)..................       $ 9,082      $22,934  $48,129  $82,330  $152,738
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          0.94(b)      0.86     1.06     0.91        --

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGERS: GERALD H. SCRIVER AND PHILIP J. COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTOGRAPH OF GERALD H. SCRIVER APPEARS HERE]

[PHOTOGRAPH OF PHILIP J. COOPER]

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. The Westpeak Stock Index Series returned 32.5% for 1997, while the unman-aged S&P 500 Index returned 33.2%. The Series remained fully participated in the 500 stocks which make up the Index, weighting the portfolio virtually in the same proportion as the Index. This strategy is designed to reduce tracking error.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. As we enter 1998, U.S. economic activity is likely to slow. A slowdown in domestic demand will most likely coincide with a significant slowdown in external trade. Inflation will not be a problem in 1998, and the next move by the Fed is likely to be a reduction in the Fed Funds rate.

The slowdown we see will most likely result in weaker sales growth and declining margins for corporate America in general. However, declining long-term interest rates should provide support for the stock market. Long-term rates could decline to the 5.25% - 5.50% range in 1998. The U.S. dollar should remain firm throughout the year.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                  Stock Index
                                     Series               S&P 500
                                  -----------             -------
            12/31/87                 10,000                10,000
            12/31/88                 11,634                11,649
            12/31/89                 15,142                15,329
            12/31/90                 14,514                14,852
            12/31/91                 18,923                19,357
            12/31/92                 20,304                20,830
            12/31/93                 22,278                22,920
            12/31/94                 22,532                23,231
            12/31/95                 30,842                31,931
            12/31/96                 37,771                39,243
            12/31/97                 50,045                52,317


[X] FUND FACTS

GOAL: Investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

START DATE: March 30, 1987

SIZE: $127 million as of December 31, 1997

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series since 1993; they have also managed Westpeak Growth and Income Series since August 1993 and New England Growth Opportunities Fund since May 1995. Mr. Scriver joined Westpeak in July 1991, and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--98.4% OF TOTAL NET ASSETS

 SHARES                                                               VALUE (A)
        AEROSPACE--1.6%
  9,500 Allied Signal, Inc. ......................................   $   369,906
    800 B.F. Goodrich Co. ........................................        33,150
 16,554 Boeing Co. ...............................................       810,111
    900 General Dynamics Corp. ...................................        77,794
  3,115 Lockheed Martin Corp. ....................................       306,828
  1,100 Northrop Grumman Corp. ...................................       126,500
  4,000 United Technologies Corp. ................................       291,250
                                                                     -----------
                                                                       2,015,539
                                                                     -----------
        AIRLINES--0.5%
  1,400 AMR Corp.(c)..............................................       179,900
  1,100 Delta Air Lines...........................................       130,900
  1,900 Federal Express Corp.(c)..................................       116,019
  3,600 Southwest Airlines........................................        88,650
  1,500 US Airways Group, Inc.(c).................................        93,750
                                                                     -----------
                                                                         609,219
                                                                     -----------
        ALUMINUM--0.3%
  3,800 Alcan Aluminum, Ltd. .....................................       104,975
  2,800 Aluminum Company of America...............................       197,050
  1,100 Reynolds Metals Co. ......................................        66,000
                                                                     -----------
                                                                         368,025
                                                                     -----------
        APPAREL & TEXTILES--0.3%
  1,100 Fruit of the Loom, Inc.(c)................................        28,187
  1,100 Liz Claiborne, Inc. ......................................        45,994
  4,900 NIKE, Inc., Class B.......................................       192,325
    800 Reebok International, Ltd.(c).............................        23,050
    600 Russell Corp. ............................................        15,938
    300 Springs Industries, Inc. .................................        15,600
  2,100 VF Corp. .................................................        96,469
                                                                     -----------
                                                                         417,563
                                                                     -----------
        AUTOMOTIVE--1.9%
 11,300 Chrysler Corp. ...........................................       397,619
  1,700 Dana Corp. ...............................................        80,750
  1,100 Echlin, Inc. .............................................        39,806
    500 Fleetwood Enterprises, Inc. ..............................        21,219
 19,900 Ford Motor Co. ...........................................       968,881
 12,000 General Motors Corp. .....................................       727,500
  1,120 Navistar International Corp.(c)...........................        27,790
  1,290 PACCAR, Inc. .............................................        67,725
  2,100 TRW, Inc. ................................................       112,087
                                                                     -----------
                                                                       2,443,377
                                                                     -----------
        BANKS--8.4%
  9,775 Banc One Corp. ...........................................       530,905
  6,300 Bank of New York..........................................       364,219
 11,556 BankAmerica Corp. ........................................       843,588
  2,300 BankBoston Corp. .........................................       216,056
  1,700 Bankers Trust New York Corp. .............................       191,144

 SHARES                                                               VALUE (A)
  3,200 Barnett Banks, Inc. ......................................   $   230,000
  2,300 BB&T Corp. ...............................................       147,344
  6,970 Chase Manhattan...........................................       763,215
  7,600 Citicorp..................................................       960,925
  1,800 Comerica, Inc. ...........................................       162,450
  3,500 CoreStates Financial Corp. ...............................       280,219
  2,600 Fifth Third Bancorp.......................................       212,550
  4,910 First Chicago Corp. ......................................       409,985
 10,300 First Union Corp. ........................................       527,875
  4,162 Fleet Financial Group, Inc. ..............................       311,890
  3,200 Huntington Bancshares, Inc. ..............................       115,200
  3,000 J.P. Morgan & Company, Inc. ..............................       338,625
  3,600 Keycorp...................................................       254,925
  4,100 Mellon Bank Corp. ........................................       248,562
  3,500 National City Corp. ......................................       230,125
 11,842 NationsBank Corp. ........................................       720,142
 12,300 Norwest Corp. ............................................       475,087
  5,200 PNC Bank Corp. ...........................................       296,725
    800 Republic New York Corp. ..................................        91,350
  2,600 State Street Corp. .......................................       151,287
  3,500 SunTrust Banks, Inc. .....................................       249,812
  2,900 Synovus Financial Corp. ..................................        94,975
  3,936 U.S. Bancorp..............................................       440,586
  3,400 Wachovia Corp. ...........................................       275,825
  1,433 Wells Fargo & Co. ........................................       486,414
                                                                     -----------
                                                                      10,622,005
                                                                     -----------
        BUSINESS SERVICES--0.8%
  1,400 Deluxe Corp. .............................................        48,300
  1,600 Dow Jones & Company, Inc. ................................        85,900
  2,720 Dun & Bradstreet Corp. ...................................        84,150
    700 EG & G, Inc. .............................................        14,569
  2,500 Equifax, Inc. ............................................        88,593
  7,500 First Data Corp. .........................................       219,375
  2,200 Ikon Office Solutions, Inc. ..............................        61,875
  2,000 Interpublic Group Companies, Inc. ........................        99,625
  2,800 Marsh & McLennan Companies, Inc. .........................       208,775
  1,400 Omnicom Group.............................................        59,325
  1,200 Ryder Systems, Inc. ......................................        39,300
  2,800 Unisys Corp.(c)...........................................        38,850
                                                                     -----------
                                                                       1,048,637
                                                                     -----------
        CHEMICALS--2.6%
  1,700 Air Products & Chemicals, Inc. ...........................       139,825
  1,600 Avery Dennison Corp. .....................................        71,600
  3,650 Dow Chemical Co. .........................................       370,475
  1,200 Eastman Chemical Co. .....................................        71,475
 18,700 El duPont deNemours & Co. ................................     1,123,169
  2,325 Engelhard Corp. ..........................................        40,397
    600 FMC Corp.(c)..............................................        40,387
    900 Great Lakes Chemical Corp. ...............................        40,388
  1,700 Hercules, Inc. ...........................................        85,106

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        CHEMICALS--(CONTINUED)
  9,900 Monsanto Co. .............................................   $   415,800
  2,300 Morton International, Inc. ...............................        79,062
  1,000 Nalco Chemical Co. .......................................        39,563
  5,500 Occidental Petroleum Corp. ...............................       161,219
  2,900 PPG Industries, Inc. .....................................       165,662
  2,700 Praxair, Inc. ............................................       121,500
  1,000 Rohm & Haas Co. ..........................................        95,750
  1,700 Sigma-Aldrich.............................................        67,575
  2,100 Union Carbide Corp. ......................................        90,169
  1,100 W.R. Grace & Co. .........................................        88,481
                                                                     -----------
                                                                       3,307,603
                                                                     -----------
        COMPUTER SOFTWARE & SERVICES--3.6%
  1,100 Adobe Systems, Inc. ......................................        45,375
    700 Autodesk, Inc. ...........................................        25,900
  4,700 Automatic Data Processing, Inc. ..........................       288,462
  1,200 Ceridian Corp.(c).........................................        54,975
  2,720 Cognizant Corp. ..........................................       121,210
  9,000 Computer Associates International, Inc. ..................       475,875
  1,300 Computer Sciences Corp.(c)................................       108,550
  3,300 HBO & Co., Rights.........................................       158,400
 19,800 Microsoft Corp.(c)........................................     2,559,150
  5,900 Novell, Inc.(c)...........................................        44,250
 16,437 Oracle Systems Corp.(c)...................................       366,751
  2,100 Parametric Technology Corp.(c)............................        99,488
    400 Shared Medical System.....................................        26,400
                                                                     -----------
                                                                       4,374,786
                                                                     -----------
        COMPUTERS & BUSINESS EQUIPMENT--5.2%
  5,800 3Com Corp.(c).............................................       202,637
  2,100 Apple Computer(c).........................................        27,563
  3,500 Bay Networks, Inc.(c).....................................        89,469
  2,500 Cabletron Systems, Inc.(c)................................        37,500
 16,650 Cisco Systems, Inc.(c)....................................       928,237
 12,495 Compaq Computer Corp. ....................................       705,187
    800 Data General Corp.(c).....................................        13,950
  5,400 Dell Computer Corp.(c)....................................       453,600
  2,600 Digital Equipment Corp., Rights(c)........................        96,200
  8,200 EMC Corp.(c)..............................................       224,987
 17,100 Hewlett-Packard Co. ......................................     1,068,750
 16,300 International Business Machines...........................     1,704,369
  2,400 Pitney Bowes, Inc. .......................................       215,850
  4,000 Seagate Technology(c).....................................        77,000
  2,900 Silicon Graphics, Inc.(c).................................        36,069
  6,100 Sun Microsystems, Inc.(c).................................       243,237
  5,500 Xerox Corp. ..............................................       405,969
                                                                     -----------
                                                                       6,530,574
                                                                     -----------
        CONSTRUCTION--0.3%
    600 Armstrong World Industries, Inc. .........................        44,850
    400 Centex Corp. .............................................        25,175

 SHARES                                                               VALUE (A)
  1,300 Fluor Corp. ..............................................   $    48,588
    600 Kaufman & Broad Home Corp. ...............................        13,463
  2,700 Masco Corp. ..............................................       137,362
  2,800 Sherwin Williams Co. .....................................        77,700
                                                                     -----------
                                                                         347,138
                                                                     -----------
        CONSUMER GOODS & SERVICES--0.3%
  1,600 Black & Decker Corp. .....................................        62,500
  1,700 Maytag Corp. .............................................        63,431
  4,100 Service Corp. International...............................       151,444
  1,300 Whirlpool Corp. ..........................................        71,500
                                                                     -----------
                                                                         348,875
                                                                     -----------
        CONTAINERS & GLASS--0.2%
    500 Ball Corp. ...............................................        17,656
    800 Bemis, Inc. ..............................................        35,250
  2,100 Crown Cork & Seal Co., Inc. ..............................       105,262
  2,400 Owens Illinois, Inc.(c)...................................        91,050
  1,000 Temple-Inland, Inc. ......................................        52,313
                                                                     -----------
                                                                         301,531
                                                                     -----------
        COSMETICS & TOILETRIES--0.1%
    800 Alberto Culver Co. .......................................        25,650
  2,200 Avon Products, Inc. ......................................       135,025
                                                                     -----------
                                                                         160,675
                                                                     -----------
        DOMESTIC OIL--1.4%
  8,100 Amoco Corp. ..............................................       689,512
    900 Anadarko Petroleum Corp. .................................        54,619
  1,400 Apache Corp. .............................................        49,088
  5,400 Atlantic Richfield Co. ...................................       432,675
  2,962 Burlington Resources, Inc. ...............................       132,735
    700 Pennzoil Co. .............................................        46,769
  4,300 Phillips Petroleum Co. ...................................       209,087
  1,300 Sonat, Inc. ..............................................        59,475
  4,164 Union Pacific Resources Group, Inc. ......................       100,977
                                                                     -----------
                                                                       1,774,937
                                                                     -----------
        DRUGS--8.1%
 12,700 Abbott Laboratories.......................................       832,644
  1,000 Allergan, Inc. ...........................................        33,563
  1,300 Alza Corp.(c).............................................        41,356
 10,600 American Home Products Corp. .............................       810,900
  4,400 Amgen, Inc. ..............................................       238,150
 16,480 Bristol-Myers Squibb Co. .................................     1,559,420
  1,700 Cardinal Health, Inc. ....................................       127,713
 18,300 Eli Lilly.................................................     1,274,137
 19,800 Merck & Co. ..............................................     2,103,750
 21,300 Pfizer, Inc. .............................................     1,588,181
  8,380 Pharmacia & Upjohn, Inc. .................................       306,917
 12,200 Schering-Plough Corp. ....................................       757,925
  4,500 Warner-Lambert Co. .......................................       558,000
                                                                     -----------
                                                                      10,232,656
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        ELECTRIC UTILITIES--2.7%
  3,200 American Electric Power, Inc. ............................   $   165,200
  2,400 Baltimore Gas & Electric Co. .............................        81,750
  2,500 Carolina Power & Light Co. ...............................       106,094
  3,600 Central & South West Corp. ...............................        97,425
  2,611 Cinergy Corp. ............................................       100,034
  3,900 Consolidated Edison Co. New York, Inc. ...................       159,900
  3,050 Dominion Resources, Inc. .................................       129,816
  2,400 DTE Energy Co. ...........................................        83,250
  5,827 Duke Power Co. ...........................................       322,670
  6,700 Edison International......................................       182,156
  4,100 Entergy Corp. ............................................       122,744
  3,900 FirstEnergy Corp.(c)......................................       113,100
  3,000 FPL Group, Inc. ..........................................       177,562
  2,000 GPU, Inc. ................................................        84,250
  4,648 Houston Industries, Inc. .................................       124,044
  2,400 Niagara Mohawk Power Corp.(c).............................        25,200
  1,200 Northern States Power Co. ................................        69,900
  7,400 Pacific Gas & Electric Corp. .............................       225,237
  5,000 Pacificorp................................................       136,562
  3,700 PECO Energy Co. ..........................................        89,725
  2,800 PP&L Resources, Inc. .....................................        67,025
  3,800 Public Service Enterprise Group...........................       120,413
 11,500 Southern Co. .............................................       297,562
  4,025 Texas Utilities Co. ......................................       167,289
  3,600 Unicom Corp. .............................................       110,700
  1,700 Union Electric Co. .......................................        73,525
                                                                     -----------
                                                                       3,433,133
                                                                     -----------
        ELECTRONICS--3.7%
  2,400 Advanced Micro Devices, Inc.(c)...........................        43,050
  3,656 AMP, Inc. ................................................       153,552
  1,530 Andrew Corp.(c)...........................................        36,720
  2,000 Cooper Industries, Inc. ..................................        98,000
  1,200 Harris Corp. .............................................        55,050
  2,100 Honeywell, Inc. ..........................................       143,850
 26,900 Intel Corp. ..............................................     1,889,725
  1,300 KLA Instruments Corp.(c)..................................        50,213
  2,300 LSI Logic Corp.(c)........................................        45,425
  3,500 Micron Technology, Inc. ..................................        91,000
 10,000 Motorola, Inc. ...........................................       570,625
  2,600 National Semiconductor Corp.(c)...........................        67,437
  4,300 Northern Telecom, Ltd. ...................................       382,700
  1,400 Raychem Corp. ............................................        60,288
    765 Raytheon Co. .............................................        37,724
  3,900 Raytheon Co., Class B.....................................       196,950
  3,500 Rockwell International Corp. .............................       182,875
  1,300 Scientific Atlanta, Inc. .................................        21,775
    750 Tektronix, Inc. ..........................................        29,766
  2,900 Tellabs, Inc.(c)..........................................       153,337
  6,400 Texas Instruments, Inc. ..................................       288,000
    800 Thomas & Betts Corp. .....................................        37,800
                                                                     -----------
                                                                       4,635,862
                                                                     -----------

 SHARES                                                               VALUE (A)
        FINANCE--2.6%
  7,700 American Express Co. .....................................   $   687,225
    800 Beneficial Corp. .........................................        66,500
  4,350 Charles Schwab Corp. .....................................       182,428
  1,700 Household International, Inc. ............................       216,856
  8,380 MBNA Corp. ...............................................       228,879
  5,400 Merrill Lynch & Company, Inc. ............................       393,863
  9,899 Morgan Stanley Dean Witter................................       585,278
  1,600 Providian Financial Corp. ................................        72,300
 18,953 Travelers Group, Inc. ....................................     1,021,093
                                                                     -----------
                                                                       3,454,422
                                                                     -----------
        FOOD & BEVERAGES--5.8%
  9,446 Archer-Daniels-Midland Co. ...............................       204,860
  7,600 Campbell Soup Co. ........................................       441,750
 41,000 Coca-Cola Co. ............................................     2,731,625
  7,700 ConAgra, Inc. ............................................       252,656
  2,400 CPC International, Inc. ..................................       258,600
  2,600 General Mills, Inc. ......................................       186,225
  6,100 H.J. Heinz Co. ...........................................       309,956
  2,300 Hershey Foods.............................................       142,456
  6,700 Kellogg Co. ..............................................       332,488
 25,300 PepsiCo, Inc. ............................................       921,869
  1,400 Pioneer Hi-Bred International, Inc. ......................       150,150
  2,200 Quaker Oats Co. ..........................................       116,050
  8,000 Sara Lee Corp. ...........................................       450,500
 10,600 Unilever NV ..............................................       661,838
  1,700 Whitman Corp. ............................................        44,306
  2,000 William Wrigley Jr. Co. ..................................       159,125
                                                                     -----------
                                                                       7,364,454
                                                                     -----------
        GAS & PIPELINE UTILITIES--0.5%
    800 Columbia Gas Systems, Inc. ...............................        62,850
  1,600 Consolidated Natural Gas Co. .............................        96,800
    300 Eastern Enterprises.......................................        13,500
  5,100 Enron Corp. ..............................................       211,969
    700 Nicor, Inc. ..............................................        29,531
    400 ONEOK, Inc., New..........................................        16,150
  1,300 Pacific Enterprises, Ltd. ................................        48,912
    500 Peoples Energy Corp. .....................................        19,688
  5,200 Williams Companies, Inc. .................................       147,550
                                                                     -----------
                                                                         646,950
                                                                     -----------
        HEALTH CARE--2.9%
    800 Bausch & Lomb, Inc. ......................................        31,700
  4,600 Baxter International, Inc. ...............................       232,012
  2,000 Becton, Dickinson & Co. ..................................       100,000
  1,900 Biomet, Inc. .............................................        48,688
  3,300 Boston Scientific Corp.(c)................................       151,387
  1,000 C.R. Bard, Inc. ..........................................        31,313
 10,786 Columbia/HCA Healthcare Corp. ............................       319,535
  2,400 Guidant Corp. ............................................       149,400

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        HEALTH CARE--(CONTINUED)
  6,500 HEALTHSOUTH Corp.(c)......................................   $   180,375
  2,600 Humana, Inc.(c)...........................................        53,950
 22,000 Johnson & Johnson.........................................     1,449,250
  1,100 Mallinckrodt, Inc. .......................................        41,800
  1,100 Manor Care, Inc. .........................................        38,500
  7,900 Medtronic, Inc. ..........................................       413,269
  1,400 St. Jude Medical, Inc.(c).................................        42,700
  5,100 Tenet Healthcare Corp.(c).................................       168,937
  3,100 United Healthcare Corp. ..................................       154,031
  1,100 United States Surgical Corp. .............................        32,244
                                                                     -----------
                                                                       3,639,091
                                                                     -----------
        HOTELS & RESTAURANTS--1.0%
  2,600 Darden Restaurants, Inc. .................................        32,500
  1,550 Harrahs Entertainment, Inc.(c)............................        29,256
  4,200 Hilton Hotels Corp. ......................................       124,950
  1,900 ITT Corp. ................................................       157,463
  2,100 Marriott International, Inc. .............................       145,425
 11,500 McDonald's Corp. .........................................       549,125
  3,000 Mirage Resorts, Inc.(c)...................................        68,250
  2,420 Tricon Global Restaurants, Inc.(c)........................        70,331
  2,100 Wendy's International, Inc. ..............................        50,531
                                                                     -----------
                                                                       1,227,831
                                                                     -----------
        INSURANCE--3.1%
  7,286 Allstate Corp. ...........................................       662,115
 11,618 American International Group, Inc. .......................     1,263,457
  2,800 Aon Corp. ................................................       164,150
  2,800 Chubb Corp. ..............................................       211,750
  1,100 CIGNA Corp. ..............................................       190,369
    900 Cincinnati Financial Corp. ...............................       126,675
  1,200 General Re Corp. .........................................       254,400
  2,000 Hartford Financial Services Group.........................       187,125
  1,900 Loews Corp. ..............................................       201,637
  1,500 MBIA, Inc. ...............................................       100,219
  1,800 MGIC Investment Corp. ....................................       119,700
  1,100 Progressive Corp. ........................................       131,862
  2,300 Safeco Corp. .............................................       112,125
  1,400 St. Paul Companies, Inc. .................................       114,888
  2,300 Torchmark Corp. ..........................................        96,744
  2,200 UNUM Corp. ...............................................       119,625
  1,900 USF&G Corp. ..............................................        41,919
                                                                     -----------
                                                                       4,098,760
                                                                     -----------
        INTERNATIONAL OIL--3.9%
 10,900 Chevron Corp. ............................................       839,300
 40,900 Exxon Corp. ..............................................     2,502,569
 13,000 Mobil Corp., Rights.......................................       938,437
  1,800 Oryx Energy Corp.(c)......................................        45,900
  8,700 Texaco, Inc. .............................................       473,063
  4,000 Unocal Corp. .............................................       155,250
                                                                     -----------
                                                                       4,954,519
                                                                     -----------

 SHARES                                                               VALUE (A)
        LEISURE TIME--0.2%
  1,700 Brunswick Corp. ..........................................   $    51,531
  2,150 Hasbro, Inc. .............................................        67,725
  4,850 Mattel, Inc. .............................................       180,663
                                                                     -----------
                                                                         299,919
                                                                     -----------
        LIFE INSURANCE--0.8%
  2,483 Aetna, Inc. ..............................................       175,207
  4,098 American General Corp. ...................................       221,548
  3,100 Conseco, Inc. ............................................       140,856
  1,225 Jefferson Pilot...........................................        95,397
  1,600 Lincoln National Corp., Inc. .............................       125,000
  3,200 SunAmerica, Inc. .........................................       136,800
  1,000 Transamerica Corp. .......................................       106,500
                                                                     -----------
                                                                       1,001,308
                                                                     -----------
        LIQUOR--0.6%
    600 Adolph Coors Co. .........................................        19,950
  8,100 Anheuser-Busch Companies, Inc. ...........................       356,400
  1,200 Brown-Forman Corp., Class B...............................        66,300
  2,800 Fortune Brands, Inc. .....................................       103,775
  6,200 Seagram Co., Ltd. ........................................       200,338
                                                                     -----------
                                                                         746,763
                                                                     -----------
        MEDIA & ENTERTAINMENT--2.5%
 11,900 CBS Corp. ................................................       350,306
  1,600 Clear Channel Communications(c)...........................       127,100
  5,900 Comcast Corp. ............................................       186,219
    550 King World Productions, Inc.(c)...........................        31,762
  8,500 Tele-Communications, Inc.(c)..............................       237,469
  9,400 Time Warner, Inc. ........................................       582,800
 10,200 U.S. West Media Group(c)..................................       294,525
  5,957 Viacom, Inc.(c)...........................................       246,843
 11,098 Walt Disney Co. ..........................................     1,099,396
                                                                     -----------
                                                                       3,156,420
                                                                     -----------
        METAL--0.1%
    600 ASARCO, Inc. .............................................        13,463
  2,700 Inco, Ltd. ...............................................        45,900
  1,000 Phelps Dodge Corp. .......................................        62,250
                                                                     -----------
                                                                         121,613
                                                                     -----------
        MINING--0.0%
  1,550 Cyprus Amax Minerals Co. .................................        23,831
                                                                     -----------
        MORTGAGE--1.3%
  1,800 Countrywide Credit Industries, Inc. ......................        77,175
 11,600 Federal Home Loan Mortgage Corp. .........................       486,475
 17,700 Federal National Mortgage Association.....................     1,010,006
  2,300 Green Tree Financial Corp. ...............................        60,231
                                                                     -----------
                                                                       1,633,887
                                                                     -----------
        OIL--FOREIGN--0.0%
    700 Kerr-McGee Corp. .........................................        44,319
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        OIL--REFINING & DISTRIBUTION--1.9%
  1,400 Amerada Hess Corp. .......................................   $    76,825
  1,300 Ashland, Inc. ............................................        69,794
  1,800 Coastal Corp. ............................................       111,487
 35,300 Royal Dutch Petroleum Co. ................................     1,912,819
  1,100 Sun, Inc. ................................................        46,269
  4,700 USX-Marathon Group........................................       158,625
                                                                     -----------
                                                                       2,375,819
                                                                     -----------
        OIL SERVICES--0.9%
  2,800 Baker Hughes, Inc. .......................................       122,150
  4,200 Halliburton Co. ..........................................       218,137
    400 Helmerich & Payne, Inc. ..................................        27,150
    800 McDermott International, Inc. ............................        29,300
  1,500 Rowan Companies, Inc.(c)..................................        45,750
  8,300 Schlumberger, Ltd. .......................................       668,150
    800 Western Atlas, Inc.(c)....................................        59,200
                                                                     -----------
                                                                       1,169,837
                                                                     -----------
        PAPER & FOREST PRODUCTS--1.1%
    933 Boise Cascade Corp., Rights...............................        28,223
  1,600 Champion International Corp. .............................        72,500
  3,100 Fort James Corp. .........................................       118,575
  1,400 Georgia Pacific Corp. ....................................        85,050
  5,110 International Paper Co. ..................................       220,369
  9,112 Kimberly-Clark Corp. .....................................       449,335
  1,800 Louisiana Pacific Corp. ..................................        34,200
  1,800 Mead Corp. ...............................................        50,400
    400 Potlatch Corp. ...........................................        17,200
  1,700 Stone Container Corp., Rights.............................        17,744
  1,200 Union Camp Corp. .........................................        64,425
  1,575 Westvaco Corp. ...........................................        49,514
  3,200 Weyerhaeuser Co. .........................................       157,000
  1,800 Willamette Industries, Inc. ..............................        57,938
                                                                     -----------
                                                                       1,422,473
                                                                     -----------
        PHOTOGRAPHY--0.3%
  5,250 Eastman Kodak Co. ........................................       319,266
    700 Polaroid Corp. ...........................................        34,081
                                                                     -----------
                                                                         353,347
                                                                     -----------
        POLLUTION CONTROL--0.3%
  3,400 Browning-Ferris Industries, Inc. .........................       125,800
    900 Safety-Kleen Corp. .......................................        24,694
  7,600 Waste Management, Inc. ...................................       209,000
                                                                     -----------
                                                                         359,494
                                                                     -----------
        PRECIOUS METAL--0.3%
  6,200 Barrick Gold Corp. .......................................       115,475
  3,800 Battle Mountain Gold Co. .................................        22,325
  2,300 Echo Bay Mines, Ltd.(c)...................................         5,606
  3,300 Freeport McMoran Copper & Gold............................        51,975

 SHARES                                                               VALUE (A)
  2,400 Homestake Mining Co. .....................................   $    21,300
  2,541 Newmont Mining Corp. .....................................        74,642
  4,000 Placer Dome, Inc. ........................................        50,750
                                                                     -----------
                                                                         342,073
                                                                     -----------
        PRODUCER GOODS--7.3%
    400 Aeroquip-Vickers, Inc. ...................................        19,625
  6,000 Applied Materials, Inc.(c)................................       180,750
    400 Briggs & Stratton Corp. ..................................        19,425
  1,300 Case Corp. ...............................................        78,569
  6,200 Caterpillar, Inc. ........................................       301,087
    600 Cincinnati Milacron, Inc. ................................        15,563
    700 Crane Co. ................................................        30,363
    600 Cummins Engine, Inc. .....................................        35,438
  4,200 Deere & Co. ..............................................       244,912
  3,800 Dover Corp. ..............................................       137,275
  2,800 Dresser Industries, Inc. .................................       117,425
  1,900 DSC Communications Corp.(c)...............................        45,600
  1,300 Eaton Corp. ..............................................       116,025
  7,500 Emerson Electric Co. .....................................       423,281
    600 Foster Wheeler Corp., Rights..............................        16,238
 54,000 General Electric Co. .....................................     3,962,250
    700 General Signal Corp. .....................................        29,531
  3,000 Genuine Parts Co. ........................................       101,812
    700 Harnischfeger Industries, Inc. ...........................        24,719
  4,000 Illinois Tool Works, Inc. ................................       240,500
  2,800 Ingersoll-Rand Co. .......................................       113,400
  2,000 ITT Industries, Inc. .....................................        62,750
  1,400 Johnson Controls, Inc. ...................................        66,850
 10,606 Lucent Technologies, Inc. ................................       847,154
    600 Millipore Corp. ..........................................        20,363
  7,000 Minnesota Mining & Manufacturing Co. .....................       574,437
    700 National Service Industries, Inc. ........................        34,694
  2,400 Nextlevel Systems, Inc.(c)................................        42,900
    800 Owens-Corning.............................................        27,300
  2,100 Pall Corp. ...............................................        43,444
  1,850 Parker Hannifin Corp. ....................................        84,869
    600 Perkin Elmer Corp. .......................................        42,637
  1,050 Snap-On, Inc. ............................................        45,806
  1,500 Stanley Works, Rights.....................................        70,781
  2,800 Tenneco, Inc. ............................................       110,600
  2,800 Textron, Inc. ............................................       175,000
  2,400 Thermo Electron Corp.(c)..................................       106,800
  1,000 Timken Co. ...............................................        34,375
  9,000 TYCO International, Ltd. .................................       405,562
    800 W.W. Grainger, Inc. ......................................        77,750
                                                                     -----------
                                                                       9,127,860
                                                                     -----------
        PUBLISHING--0.8%
  1,300 American Greetings Corp. .................................        50,862
  4,600 Gannett Co. ..............................................       284,337
    500 John H. Harland Co., Rights...............................        10,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        PUBLISHING--(CONTINUED)
    600 Jostens, Inc. ............................................   $    13,838
  1,400 Knight-Ridder, Inc. ......................................        72,800
  1,700 McGraw-Hill Companies, Inc. ..............................       125,800
    800 Meredith Corp. ...........................................        28,550
  1,500 Moore Corporation, Ltd. ..................................        22,688
  1,600 New York Times Co. .......................................       105,800
  2,500 R.R. Donnelley & Sons Co. ................................        93,125
  1,500 Times Mirror Co. .........................................        92,250
  2,000 Tribune Co. ..............................................       124,500
                                                                     -----------
                                                                       1,025,050
                                                                     -----------
        RAILROADS & EQUIPMENT--0.8%
  2,522 Burlington Northern Santa Fe..............................       234,388
  3,600 CSX Corp. ................................................       194,400
  5,500 Laidlaw, Inc. ............................................        74,938
  6,200 Norfolk Southern Corp. ...................................       191,037
  4,100 Union Pacific Corp. ......................................       255,994
                                                                     -----------
                                                                         950,757
                                                                     -----------
        REAL ESTATE--0.0%
    300 Pulte Corp. ..............................................        12,544
                                                                     -----------
        RETAIL--4.3%
  2,500 Autozone, Inc.(c).........................................        72,500
  1,800 Charming Shoppes, Inc.(c).................................         8,438
  1,700 Circuit City Stores, Inc. ................................        60,456
  3,539 Costco Companies, Inc.(c).................................       157,928
  2,800 CVS Corp. ................................................       179,375
  3,600 Dayton Hudson Corp. ......................................       243,000
  1,900 Dillard's, Inc. ..........................................        66,975
  3,500 Federated Department Stores, Inc.(c)......................       150,719
  6,450 The Gap, Inc. ............................................       228,572
  1,100 Harcourt General, Inc. ...................................        60,225
 12,173 Home Depot, Inc. .........................................       716,685
  4,000 J.C. Penney, Inc. ........................................       241,250
  8,200 Kmart Corp.(c)............................................        94,812
  4,493 The Limited, Inc. ........................................       114,571
    600 Longs Drug Stores Corp. ..................................        19,275
  2,800 Lowe's Companies..........................................       133,525
  3,900 May Department Stores Co. ................................       205,481
    550 Mercantile Stores, Inc. ..................................        33,481
  1,200 Nordstrom, Inc. ..........................................        72,450
  1,100 Pep Boys-Manny, Moe & Jack, Rights........................        26,263
  2,000 Rite Aid Corp. ...........................................       117,375
  6,600 Sears, Roebuck & Co. .....................................       298,650
  1,800 Tandy Corp. ..............................................        69,413
  2,700 TJX Companies, Inc. ......................................        92,813
  4,675 Toys R Us, Inc.(c)........................................       146,970
 37,300 Wal-Mart Stores, Inc. ....................................     1,471,019
  8,300 Walgreen Co. .............................................       260,412
  2,200 Woolworth Corp.(c)........................................        44,825
                                                                     -----------
                                                                       5,387,458
                                                                     -----------

 SHARES                                                               VALUE (A)
        RETAIL--FOOD & DRUG--0.6%
  4,000 Albertson's, Inc. ........................................   $   189,500
  4,600 American Stores Co. ......................................        94,587
    900 Giant Foods, Inc. ........................................        30,319
    600 Great Atlantic & Pacific Tea, Inc. .......................        17,813
  4,200 The Kroger Co.(c).........................................       155,137
  1,000 Supervalu, Inc. ..........................................        41,875
  2,900 Sysco Corp. ..............................................       132,131
  2,400 Winn-Dixie Stores Inc. ...................................       104,850
                                                                     -----------
                                                                         766,212
                                                                     -----------
        SERVICES--0.4%
 12,848 Cendant Corp.(c)..........................................       441,650
  1,700 H & R Block, Inc. ........................................        76,181
                                                                     -----------
                                                                         517,831
                                                                     -----------
        SOAPS--3.0%
  1,600 Clorox Co. ...............................................       126,500
  4,800 Colgate Palmolive Co. ....................................       352,800
  3,800 Corning, Inc. ............................................       141,075
  1,000 Ecolab, Inc. .............................................        55,437
  9,200 Gillette Co. .............................................       924,025
  1,800 International Flavours & Fragrances, Inc. ................        92,700
    100 Nacco Industries, Inc. ...................................        10,719
  2,600 Newell Co. ...............................................       110,500
 22,220 Procter & Gamble Co. .....................................     1,773,434
  1,800 Ralston Purina Co. .......................................       167,287
  2,400 Rubbermaid, Inc. .........................................        60,000
    900 Tupperware Corp. .........................................        25,088
                                                                     -----------
                                                                       3,839,565
                                                                     -----------
        STEEL--0.2%
  2,832 Allegheny Teldyne, Inc. ..................................        73,278
  1,800 Armco, Inc.(c)............................................         8,888
  1,900 Bethlehem Steel Corp.(c)..................................        16,387
    700 Inland Steel Industries, Inc. ............................        11,987
  1,500 Nucor Corp. ..............................................        72,469
  1,420 USX-U.S. Steel Group......................................        44,375
  1,600 Worthington Industries, Inc. .............................        26,400
                                                                     -----------
                                                                         253,784
                                                                     -----------
        TELECOMMUNICATION--6.8%
  8,300 AirTouch Communications, Inc.(c)..........................       344,969
  3,000 ALLTEL Corp. .............................................       123,188
  9,000 Ameritech Corp. ..........................................       724,500
 26,835 AT&T Corp. ...............................................     1,643,644
 12,876 Bell Atlantic Corp. ......................................     1,171,716
 16,400 BellSouth Corp. ..........................................       923,525
  2,800 Frontier Corp. ...........................................        67,375
 15,800 GTE Corp. ................................................       825,550
 11,500 MCI Communications Corp. .................................       492,344
 15,108 SBC Communications, Inc. .................................     1,106,661

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        TELECOMMUNICATION--(CONTINUED)
  7,100 Sprint Corp. ............................................   $    416,237
  7,900 U.S. West Communications Group...........................        356,487
 15,100 WorldCom, Inc.(c)........................................        456,775
                                                                    ------------
                                                                       8,652,971
                                                                    ------------
        THRIFT--0.4%
    900 Golden West Financial Corp. .............................         88,031
  1,600 H F Ahmanson & Co. ......................................        107,100
  4,145 Washington Mutual, Inc. .................................        264,503
                                                                    ------------
                                                                         459,634
                                                                    ------------
        TIRES & RUBBER--0.2%
  1,200 Cooper Tire & Rubber Co. ................................         29,250
  2,500 Goodyear Tire & Rubber...................................        159,063
                                                                    ------------
                                                                         188,313
                                                                    ------------
        TOBACCO--1.5%
 39,900 Philip Morris Companies..................................      1,807,969
  3,000 UST, Inc. ...............................................        110,812
                                                                    ------------
                                                                       1,918,781
                                                                    ------------
        TRUCKING & FREIGHT FORWARDING--0.0%
    600 Caliber Systems, Inc.....................................         29,213
                                                                    ------------
        Total Common Stocks
         (Identified Cost $70,900,354)...........................    124,539,238
                                                                    ------------

SHORT-TERM INVESTMENT--1.5%

    FACE
   AMOUNT                                                          VALUE (A)
 $1,883,000 Repurchase Agreement with State Street Bank & Trust
             Co. dated 12/31/97 at 5.00% to be repurchased at
             $1,883,523 on 1/02/98 collateralized by $1,875,000
             U.S. Treasury Note 5.875% due 1/31/99 with a value
             of $1,924,022.....................................   $  1,883,000
                                                                  ------------
            Total Short Term Investment
             (Identified Cost $1,883,000)......................      1,883,000
                                                                  ------------
            Total Investments--99.9%
             (Identified Cost $72,783,354)(b)..................    126,422,238
            Other assets less liabilities......................        161,290
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $126,583,528
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $72,912,578 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 54,811,495
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value..........    (1,301,835)
                                                                   ------------
    Net unrealized appreciation..................................  $ 53,509,660
                                                                   ============

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997


ASSETS
 Investments at value....................................          $126,422,238
 Cash....................................................                   389
 Receivable for:
 Fund shares sold........................................               169,408
 Securities sold.........................................                41,697
 Dividends and interest..................................               170,152
 Foreign taxes...........................................                   290
                                                                   ------------
                                                                    126,804,174
LIABILITIES
 Payable for:
 Securities purchased....................................  $56,655
 Fund shares redeemed....................................   61,296
 Withholding taxes.......................................       53
 Accrued expenses:
 Management fees.........................................   30,795
 Deferred trustees' fees.................................   57,250
 Other...................................................   14,597
                                                           -------
                                                                        220,646
                                                                   ------------
                                                                   $126,583,528
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................          $ 73,054,715
 Undistributed net investment income.....................                 7,372
 Accumulated net realized losses.........................              (117,443)
 Unrealized appreciation on investments..................            53,638,884
                                                                   ------------
NET ASSETS...............................................          $126,583,528
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($126,583,528 divided by 812,689 shares of beneficial
 interest)...............................................          $     155.76
                                                                   ============
Identified cost of investments...........................          $ 72,783,354
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends............................................            $ 1,828,124(a)
 Interest.............................................                 64,871
                                                                  -----------
                                                                    1,892,995
EXPENSES
 Management fees......................................  $261,396
 Trustees' fees and expenses..........................    32,870
 Custodian............................................    79,575
 Audit and tax services...............................     7,591
 Legal................................................    22,022
 Printing.............................................    38,542
 Miscellaneous........................................     3,180
                                                        --------
  Total expenses......................................   445,176
  Less expenses assumed by the investment adviser.....   (26,941)     418,235
                                                        --------  -----------
NET INVESTMENT INCOME.................................              1,474,760
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net.....................................                327,190
 Unrealized appreciation on:
 Investments--net.....................................             26,442,859
                                                                  -----------
Net gain on investment transactions...................             26,770,049
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS............            $28,244,809
                                                                  ===========

(a) Net of foreign taxes of: $10,784

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $ 1,258,557   $  1,474,760
 Net realized gain on investments...................      995,215        327,190
 Unrealized appreciation on investments.............   11,760,936     26,442,859
                                                      -----------   ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.............   14,014,708     28,244,809
                                                      -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................   (1,270,368)    (1,486,184)
 Net realized gain on investments...................     (675,238)      (619,246)
                                                      -----------   ------------
                                                       (1,945,606)    (2,105,430)
                                                      -----------   ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   21,863,034     41,747,560
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........    1,270,368      1,486,184
 Distributions from net realized gain...............      675,238        619,246
                                                      -----------   ------------
                                                       23,808,640     43,852,990
 Cost of shares redeemed............................  (13,784,516)   (24,172,689)
                                                      -----------   ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   10,024,124     19,680,301
                                                      -----------   ------------
 TOTAL INCREASE IN NET ASSETS.......................   22,093,226     45,819,680
NET ASSETS
 Beginning of the year..............................   58,670,622     80,763,848
                                                      -----------   ------------
 End of the year....................................  $80,763,848   $126,583,528
                                                      ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $    20,255   $      8,445
                                                      ===========   ============
 End of the year....................................  $     8,445   $      7,372
                                                      ===========   ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................      198,327        294,863
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........       10,371          9,711
 Distributions from net realized gain...............        5,855          4,056
                                                      -----------   ------------
                                                          214,553        308,630
 Redeemed...........................................     (125,580)      (171,087)
                                                      -----------   ------------
 Net change.........................................       88,973        137,543
                                                      ===========   ============

FINANCIAL HIGHLIGHTS

                                               YEAR ENDED DECEMBER 31,
                                   --------------------------------------------
                                    1993     1994     1995     1996      1997
                                   -------  -------  -------  -------  --------
Net Asset Value, Beginning of
 Year............................  $ 72.00  $ 76.48  $ 75.35  $100.09  $ 119.62
                                   -------  -------  -------  -------  --------
Income From Investment Operations
 Net Investment Income...........     1.54     1.80     1.88     1.91      1.86
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     5.18    (0.92)   25.89    20.58     36.95
                                   -------  -------  -------  -------  --------
 Total From Investment
  Operations.....................     6.72     0.88    27.77    22.49     38.81
                                   -------  -------  -------  -------  --------
Less Distributions
 Distributions From Net
  Investment Income..............    (1.36)   (1.82)   (1.85)   (1.93)    (1.86)
 Distributions in Excess of Net
  Investment Income..............    (0.18)    0.00     0.00     0.00      0.00
 Distributions From Net Realized
  Capital Gains..................    (0.55)   (0.16)   (1.18)   (1.03)    (0.67)
 Distributions in Excess of Net
  Realized Capital Gains.........    (0.15)    0.00     0.00     0.00     (0.14)
 Distributions From Paid-in
  Capital........................     0.00    (0.03)    0.00     0.00      0.00
                                   -------  -------  -------  -------  --------
 Total Distributions.............    (2.24)   (2.01)   (3.03)   (2.96)    (2.67)
                                   -------  -------  -------  -------  --------
Net Asset Value, End of Year.....  $ 76.48  $ 75.35  $100.09  $119.62  $ 155.76
                                   =======  =======  =======  =======  ========
TOTAL RETURN (%).................     9.72     1.14    36.88    22.47     32.50
Ratio of Operating Expenses to
 Average Net Assets (%)..........     0.34     0.33     0.40     0.40      0.40
Ratio of Net Investment Income to
 Average Net Assets (%)..........     2.52     2.59     2.20     1.84      1.41
Portfolio Turnover Rate (%)......       12        2        5        4         3
Average Commission Rate(a).......       --       --       --  $0.0309  $ 0.0322
Net Assets, End of Year (000)....  $28,817  $37,164  $58,671  $80,764  $126,584
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)...................       --       --     0.54     0.50      0.43

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

LOOMIS SAYLES BALANCED SERIES
PORTFOLIO MANAGERS: CAROL C. MCMURTRIE, TRICIA H. MILLS,
MERI ANNE BECK, RODERIC DILLON, BARR SEGAL AND
JOHN HYLL-LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO OF CAROL C. MCMURTRIE    [PHOTO OF TRICIA H. MILLS
   APPEARS HERE]                   APPEARS HERE]

[PHOTO OF MERI ANNE BECK        [PHOTO OF RODERIC DILLON
   APPEARS HERE]                   APPEARS HERE]

[PHOTO OF BARR SEGAL            [PHOTO OF JOHN HYLL
   APPEARS HERE]                   APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING 1997?

A. For the year ended December 31, 1997, the Loomis Sayles Balanced Series shares had a total return (based on net asset value) of 16.18%, compared to an average return of 18.75% for the Lipper Variable Products Balanced Fund/8/ av-erage. Both the equity and fixed-income portions of the portfolio contributed to the Series' return, which reflected an $1.31 gain in net asset value to $14.86 per share and the reinvestment of $0.87 in distributions.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?


A. Early in 1997, investors concentrated on a few very large companies ex-pected to do well despite the economic slowdown that many foresaw. This large-capitalization bias fed sharp rises in the major market indicators--the S&P 500 and the Dow Jones Industrial Average.


But instead of slowing, the economy kept expanding, shifting institutional fo-cus to large-capitalization cyclical companies that might benefit from an up-turn. In March, the Federal Reserve Board raised short-term interest rates a one-quarter percentage point, the only increase in 1997, despite the growing economy.

Sustained economic vigor and low inflation encouraged investors to seek wider opportunities. Consequently, in the second and third quarters, value stocks and mid-sized companies, categories that the Series emphasized, outperformed the large-cap sector. Then, as the Asian economic crisis began to unsettle the region's markets, capital once again poured into big, highly liquid holdings with defensive characteristics.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY DURING THE YEAR?

A. During the market's rise, the portfolio's equity exposure reached 67%. Bonds, meanwhile, were weak (due to fears of inflation and higher interest rates) keeping the fixed-income portion of the Series below its usual 35% to 40% range.

When stocks began to look overvalued, we eased back our equity commitment to the lower end of our 60% to 65% target range. We ended 1997 slightly below that range, having found more "sell" candidates than "buy" ideas in the waning weeks of the year.

Q. WHAT WERE SOME OF THE FACTORS THAT AFFECTED EQUITY PERFORMANCE, EITHER POSITIVELY OR NEGATIVELY?

A. The Series benefited from its emphasis on banks and its underweighting in utilities. The economic background--low inflation and declining interest rates--favored earnings growth for banks. Meanwhile, the new, competitive op-erating environment introduced uncertainty into earnings estimates for utili-ties and held back their dividend growth. Elsewhere, the portfolio's telecom-munications holdings lagged until late in the fourth quarter, while stocks in the healthcare services sector were disappointing. Our commitment to technol-ogy stocks, while small, served the Series well.

Because we emphasize value-based stock selection, the Series was underexposed to the large-cap growth stocks that the market favored. The Series benefited from the summer rally in mid-cap stocks, especially those with lower price- /earnings ratios that more closely fit our value-investing mission.

Q. WHAT WAS THE FIXED-INCOME ENVIRONMENT LIKE, AND HOW DID YOU RESPOND?

A. After rising early in the year, interest rates declined as inflation con-cerns dwindled, moving bond prices higher. By August, economic instability in Southeast Asia led investors to the safer harbor of U.S. Treasury securities, driving prices up and yields down further.

Over the spring and summer, we extended the portfolio's duration--a measure of its overall sensitivity to interest rate changes--to capture more of the price rises we anticipated. We also increased holdings of U.S. agency mortgage passthroughs when that sector presented the opportunity to add yield at at-tractive valuations.

Our commitment to corporate bonds paid off, as corporates outperformed for most of the year. After the Fed raised short-term rates, we invested in Sprint Spectrum and Loewen Group to take advantage of wider spreads (the difference between the yields of corporate bonds and Treasury securities of similar matu-rities). We also purchased bonds of Saga Petroleum and SKF. We eliminated our bond position in Columbia HCA opportunistically, and took profits in Federated Department Stores.

As the year ended, the average quality of the bonds in the portfolio was AA, with a few carefully selected high-yield bonds. There has been no exposure to Southeast Asia; at year-end, all foreign holdings were Yankee bonds, which are foreign issues that are insulated from currency fluctuations because they are denominated in U.S. dollars.

Q. WHAT DO YOU SEE AHEAD FOR THE BOND AND STOCK MARKETS, AND WHAT DOES IT IMPLY FOR THE SERIES?

A. Given our favorable outlook for bonds--slower growth with low inflation--we continue to extend duration. Prolonged turmoil in Southeast Asia could limit pricing power for U.S. companies, dampening inflation further--another posi-tive for bond prices.

On the equity side, we will continue to focus on areas where Loomis Sayles' analysts expect above-market growth rates. The Series started 1998 with a portfolio priced below the market's average price/earnings ratio while having an overall better earnings growth outlook. We believe valuations generally fa-vor mid-cap stocks over large companies, particularly those mid-cap firms with above-average growth prospects, an area in which the Series is well-posi-tioned.

As in the past, we will rely on the extensive proprietary research capability of Loomis Sayles, focusing on sound value in selecting stocks and bonds for the portfolio.

             A $10,000 Investment Compared to the S&P 500/19/ and
                    Lehman Brothers Gov't/Corp./4/ Indices

                           [LINE GRAPH APPEARS HERE]

                            Balanced                       Leh/Gov't
                             Series         S&P 500           Corp.
                            --------        -------        ---------
           10/31/94          10,000          10,000          10,000
           12/31/94           9,990           9,794          10,048
           12/31/95          12,467          13,461          11,981
           12/31/96          14,575          16,552          12,328
           12/31/97          16,933          23,055          13,015


[X] FUND FACTS

GOAL: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

START DATE: October 31, 1994

SIZE: $137 million as of December 31, 1997

MANAGERS: Carol C. McMurtrie, Tricia H. Mills and Roderic Dillon are the portfolio managers of the equity portion, and Meri Anne Beck, John Hyll and Barr Segal are the portfolio management team of the fixed-income portion of the Loomis Sayles Balanced Series.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--55.5% OF TOTAL NET ASSETS

 SHARES                                                          VALUE (A)
        AEROSPACE--1.4%
 17,200 Northrop Grumman Corp. ..............................   $  1,978,000
                                                                ------------
        APPAREL & TEXTILES--1.6%
 22,100 Reebok International, Ltd............................        636,756
 48,600 Warnaco Group, Inc. .................................      1,524,825
                                                                ------------
                                                                   2,161,581
                                                                ------------
        BANKS--6.0%
 25,200 BankAmerica Corp.....................................      1,839,600
 12,600 Chase Manhattan Corp., New...........................      1,379,700
 28,700 Charter One Financial Inc............................      1,811,688
 11,700 Fleet Financial Group Inc. ..........................        876,769
 13,200 NationsBank Corp.....................................        802,725
 38,300 Norwest Corp.........................................      1,479,337
                                                                ------------
                                                                   8,189,819
                                                                ------------
        CHEMICALS--5.5%
 63,600 Crompton & Knowles Corp. ............................      1,685,400
 27,000 EI du Pont de Nemours & Co...........................      1,621,687
 50,700 IMC Global Inc.......................................      1,660,425
 13,800 PPG Industries, Inc..................................        788,325
 66,300 Solutia Inc..........................................      1,769,381
                                                                ------------
                                                                   7,525,218
                                                                ------------
        COMPUTERS & BUSINESS EQUIPMENT--1.9%
 48,900 Gateway 2000 Inc.(c).................................      1,595,362
 29,700 3Com Corp.(c)........................................      1,037,644
                                                                ------------
                                                                   2,633,006
                                                                ------------
        CONSUMER--JEWELRY/
         NOVELTIES/GIFTS--1.3%
 44,300 American Greetings Corp. ............................      1,733,237
                                                                ------------
        ELECTRIC COMPANIES--0.0%
  1,200 CMS Energy Corp......................................         52,875
                                                                ------------
        ELECTRONICS--1.2%
 32,100 Raytheon Co. ........................................      1,621,050
                                                                ------------
        FINANCIAL SERVICES--2.5%
 34,100 Federal Home Loan Mortgage Corp. ....................      1,430,069
 33,900 Federal National Mortgage Association................      1,934,419
                                                                ------------
                                                                   3,364,488
                                                                ------------
        FREIGHT TRANSPORTATION--1.9%
 56,400 Canadian Pacific, Ltd., New..........................      1,536,900
 18,000 Federal Express Corp.(c).............................      1,099,125
                                                                ------------
                                                                   2,636,025
                                                                ------------

 SHARES                                                              VALUE (A)
        HEALTH CARE--SERVICES--2.2%
  9,600 Aetna, Inc. .............................................   $    677,400
 49,500 Columbia/HCA Healthcare Corp. ...........................      1,466,438
 37,540 Foundation Health Corp.(c)...............................        839,957
                                                                    ------------
                                                                       2,983,795
                                                                    ------------
        HOUSING & BUILDING MATERIALS--4.5%
 23,100 Armstrong World Industries, Inc. ........................      1,726,725
 40,000 Leggett & Platt, Inc. ...................................      1,675,000
 38,100 Masco Corp...............................................      1,938,337
 14,400 Philips Electronics NV (ADR)(d)..........................        871,200
                                                                    ------------
                                                                       6,211,262
                                                                    ------------
        INSURANCE--5.1%
 17,100 ACE, Ltd. ...............................................      1,650,150
 15,100 Allstate Corp. ..........................................      1,372,212
 33,900 Everest Reinsurance Holdings, Inc........................      1,398,375
 12,400 Loews Corp. .............................................      1,315,950
 40,100 TIG Holdings, Inc. ......................................      1,330,819
                                                                    ------------
                                                                       7,067,506
                                                                    ------------
        LEISURE TIME--1.4%
 61,400 Hasbro Inc...............................................      1,934,100
                                                                    ------------
        MACHINERY--2.5%
 14,000 Case Corp................................................        846,125
 15,000 Deere & Co...............................................        874,687
 48,000 Dover Corp. .............................................      1,734,000
                                                                    ------------
                                                                       3,454,812
                                                                    ------------
        MANUFACTURING--DIVERSIFIED--1.2%
 43,600 Allied Signal, Inc.......................................      1,697,675
                                                                    ------------
        MANUFACTURING--SPECIAL--0.7%
 25,000 York International Corp., New............................        989,062
                                                                    ------------
        OIL & GAS--3.3%
 11,200 British Petroleum PLC....................................        892,500
 47,700 Tosco Corp. .............................................      1,803,656
 23,400 United Meridian Corp.....................................        658,125
 29,100 Unocal Corp..............................................      1,129,447
                                                                    ------------
                                                                       4,483,728
                                                                    ------------
        PAPER & FOREST PRODUSTS--0.5%
  5,400 Georgia Pacific Corp.....................................        328,050
  3,900 Georgia Pacific Timber Corp..............................         88,481
 10,200 Mead Corp. ..............................................        285,600
                                                                    ------------
                                                                         702,131
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)


   SHARES                                                            VALUE (A)
             RETAIL--2.6%
      46,000 Dillards Inc........................................   $  1,621,500
      83,400 Office Depot........................................      1,996,387
                                                                    ------------
                                                                       3,617,887
                                                                    ------------
             RETAIL--FOOD & DRUG--1.4%
      52,800 The Kroger Co.(c)...................................      1,950,300
                                                                    ------------
             TELEPHONE--5.4%
      24,300 Ameritech Corp......................................      1,956,150
      17,000 Bell Atlantic Corp. ................................      1,547,000
      36,000 BellSouth Corp. ....................................      2,027,250
      26,100 SBC Communications, Inc. ...........................      1,911,825
                                                                    ------------
                                                                       7,442,225
                                                                    ------------
             TOBACCO--1.4%
      50,400 UST, Inc............................................      1,861,650
                                                                    ------------
             Total Common Stocks
              (Identified Cost $66,574,519)......................     76,291,432
                                                                    ------------

MEDIUM & LONG TERM BONDS & NOTES--38.8%

    FACE
   AMOUNT
             BANKS--0.0%
 $    50,000 Norwest Corp., 7.650%, 3/15/05......................         53,657
                                                                    ------------
             CABLE & MEDIA--0.3%
     350,000 TCI Communications, Inc.,
              7.250%, 6/15/99....................................        354,014
                                                                    ------------
             COMPUTER--0.2%
     300,000 Comdisco, Inc., 5.760%, 1/19/99.....................        299,355
                                                                    ------------
             ENERGY--0.1%
     125,000 Coastal Corp., 8.125% 9/15/02.......................        133,127
                                                                    ------------
             FINANCE--2.2%
     125,000 Associates Corp. NA,
              8.350%, 12/22/98...................................        127,711
     115,000 Avalon Properties, Inc.,
              7.375%, 9/15/02....................................        119,132
     260,000 Dean Witter Discover & Co.,
              6.750%, 1/01/16....................................        257,434
     200,000 Ford Motor Credit Corp.,
              6.850%, 8/15/00....................................        203,790
     244,000 General Motors Acceptance Corp., 5.500%, 12/15/01...        237,080
     280,000 Oasis Residential, Inc.,
              7.000%, 11/15/03...................................        283,982

    FACE
   AMOUNT                                                           VALUE (A)
 $   520,000 Sears Roebuck Acceptance Corp.,
              6.95% 05/15/02....................................   $    532,605
     100,000 Secured Finance, 9.050%, 12/15/04..................        114,187
     575,000 Transamerica Finance Corp.,
              6.750%, 6/01/00...................................        581,727
     300,000 Western Financial Services,
              6.950%, 11/20/03..................................        304,455
     198,516 World Omni Automobile Lease Finance Corp., 6.550%,
              6/25/02...........................................        199,447
                                                                   ------------
                                                                      2,961,550
                                                                   ------------
             FOOD & BEVERAGES--0.6%
     720,000 Archer Daniels Midland Co.,
              7.500%, 03/15/27..................................        788,760
                                                                   ------------
             HEALTHCARE--0.3%
     440,000 National Health Investors, Inc.,
              7.300%, 07/16/07..................................        459,932
                                                                   ------------
             INDUSTRIALS--3.2%
     325,000 Amerco, 7.850%, 5/15/03............................        343,193
     535,000 Loewen Group International, Inc., 7.750%, 10/15/01.        557,331
     260,000 Philips Electronics NV,
              7.250%, 8/15/13...................................        266,932
   1,420,000 SKF AB, 7.125%, 07/01/07...........................      1,484,227
     700,000 Textron Inc., 6.625, 11/15/07......................        709,107
     200,000 Tektronix, Inc., 7.625%, 8/15/02...................        207,610
     740,000 USX Marathon, 8.500%, 3/01/23......................        855,151
                                                                   ------------
                                                                      4,423,551
                                                                   ------------
             INSURANCE--0.2%
     275,000 Travelers Aetna, 6.750%, 4/15/01...................        278,465
                                                                   ------------
             LEISURE & LODGING--1.7%
   1,100,000 Carnival Corp., 7.050%, 5/15/05....................      1,132,923
     300,000 La Quinta Inns, Inc.,
              7.400%, 9/15/05...................................        307,500
     760,000 Royal Caribbean Cruises Line,
              7.500%, 10/15/27..................................        773,938
                                                                   ------------
                                                                      2,214,361
                                                                   ------------
             MORTGAGE--1.7%
   1,076,032 Federal Home Loan Bank,
              6.000%, 8/15/22...................................      1,008,780
   1,390,000 Federal Home Loan Bank,
              6.000%, 12/01/27..................................      1,340,043
                                                                   ------------
                                                                      2,348,823
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

    FACE
   AMOUNT                                                           VALUE (A)
             MORTGAGED BACKED--2.0%
 $   331,194 Federal National Mortgage Association, 7.000%,
              12/01/11..........................................   $    336,506
     248,946 Federal National Mortgage Association, 7.000%,
              12/01/11..........................................        252,939
     550,000 Federal National Mortgage Association, 7.000%,
              1/01/13...........................................        558,074
   1,043,024 Federal National Mortgage Association, 7.000%,
              11/1/12...........................................      1,058,336
     620,000 Federal National Mortgage Association, 6.000%,
              2/25/24...........................................        580,165
                                                                   ------------
                                                                      2,786,020
                                                                   ------------
             OIL & GAS--1.4%
   1,040,000 Kerr McGee, 6.625%, 10/15/07.......................      1,071,918
     835,000 Saga Petroleum, 7.250%, 9/23/27....................        870,496
                                                                   ------------
                                                                      1,942,414
                                                                   ------------
             RAILROADS--0.4%
     460,000 Norfolk Southern Corp.,
              7.050%, 05/01/37..................................        488,262
                                                                   ------------
             SECURITIES--2.5%
     225,000 Bankers Trust N.Y. Corp.,
              7.625%, 08/15/05..................................        239,704
   1,040,000 Bear Stearns Cos., Inc.,
              6.750%, 12/15/07..................................      1,044,368
     200,000 Donaldson Lufkin & Jenrette, Inc., 6.875%,
              11/01/05..........................................        203,370
     100,000 Lehman Brothers Holdings, Inc.,
              5.750%, 11/15/98..................................         99,593
     200,000 Lehman Brothers Holdings, Inc.,
              7.360%, 12/15/03..................................        208,742
     100,000 Merrill Lynch & Co.,
              8.375%, 2/09/00...................................        104,298
     390,000 Salomon Brothers., Inc.,
              7.125%, 8/01/99...................................        395,347
     145,000 Salomon, Inc., 7.500%, 2/01/03.....................        151,560
     480,000 Salomon, Inc., 7.000%, 3/15/04.....................        493,430
     450,000 Van Kampen Merritt Companies, Inc., 9.750%,
              02/15/03..........................................        467,851
                                                                   ------------
                                                                      3,408,263
                                                                   ------------
             TECHNOLOGY--0.2%
     200,000 Digital Equipment Corp.,
              8.625%, 11/01/12..................................        219,066
                                                                   ------------
             TELECOMMUNICATION--0.5%
     950,000 Sprint Spectrum L.P.,
              Zero Coupon, 08/15/06.............................        736,250
                                                                   ------------

    FACE
   AMOUNT                                                           VALUE (A)
             TRANSPORTATION--0.5%
 $   100,000 American Airlines,
              10.290%, 03/08/21.................................   $    136,343
      25,000 American Airlines,
              10.180%, 1/02/13..................................         31,244
     600,000 Northwest Airlines,
              8.375%, 03/15/04..................................        617,724
                                                                   ------------
                                                                        785,311
                                                                   ------------
             U.S. GOVERNMENT & GOVERNMENT AGENCIES--20.1%
     350,000 Federal Home Loan Bank,
              7.151%, 9/13/05...................................        349,989
     600,000 United States Treasury Notes,
              7.250%, 5/15/04...................................        647,532
     330,000 United States Treasury Notes,
              7.875%, 11/15/04..................................        368,930
  13,010,000 United States Treasury Notes,
              6.500%, 8/15/05...................................     13,575,154
   2,200,000 United States Treasury Notes,
              5.625%, 2/15/06...................................      2,175,250
   5,270,000 United States Treasury Notes,
              7.000%, 7/15/06...................................      5,688,280
     500,000 United States Treasury Notes,
              6.625%, 5/15/07...................................        529,220
     800,000 United States Treasury Notes, Zero Coupon
              11/15/09..........................................        396,416
   1,300,000 United States Treasury
              Bonds, 10.375% 11/15/12...........................      1,727,375
   1,100,000 United States Treasury
              Bonds, 9.125% 5/15/18.............................      1,498,233
     605,000 United States Treasury
              Bonds, 6.625% 2/15/27.............................        656,800
                                                                   ------------
                                                                     27,613,179
                                                                   ------------
             UTILITIES--0.7%
     250,000 Cincinnati Gas & Electric Co.,
              7.375%, 11/01/01..................................        252,302
     520,000 Waterford 3 Funding
              Energy 8.090%, 01/01/17...........................        543,577
     195,000 Detroit Edison Co.,
              6.340%, 3/15/00...................................        195,696
                                                                   ------------
                                                                        991,575
                                                                   ------------
  51,346,712 Total Bonds & Notes
              (Identified Cost $51,882,393).....................     53,285,935
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

SHORT-TERM INVESTMENTS--5.2%

    FACE
   AMOUNT                                                          VALUE (A)
 $ 5,000,000 American Express Credit Corp,
              6.650%, 1/02/98..................................   $  5,000,000
   2,182,000 Repurchase agreement with State Street Bank &
              Trust Co. dated 12/31/97 at 5.000% to be
              repurchased at $2,182,606 on 1/02/98
              collateralized by $2,170,000 U.S Treasury Note
              5.875% due 1/31/99 with a value of $2,226,735....      2,182,000
                                                                  ------------
             Total Short-Term Investments
              (Identified Cost $7,182,000).....................      7,182,000
                                                                  ------------
             Total Investments--99.5%
              (Identified Cost $125,638,912)(b)................    136,759,367
             Other assets less liabilities.....................        683,759
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $137,443,126
                                                                  ============
(a) See Note 1a.
(b) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $125,761,823 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost..........    13,311,001
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value..........    (2,313,457)
                                                                  ------------
   Net unrealized appreciation..................................  $ 10,997,544
                                                                  ============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $136,759,367
 Cash....................................................                    577
 Receivable for:
 Fund shares sold........................................                625,442
 Securities sold.........................................                147,796
 Dividends and interest..................................              1,034,577
 Unamortized organization................................                  3,676
                                                                    ------------
LIABILITIES                                                          138,571,435
 Payable for:
 Securities purchased....................................  $729,743
 Fund shares redeemed....................................   302,808
 Withholding taxes.......................................     1,272
 Accrued expenses:
 Management fees.........................................    65,387
 Deferred trustees' fees.................................     2,489
 Other...................................................    26,610
                                                           --------
                                                                       1,128,309
                                                                    ------------
                                                                    $137,443,126
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $125,683,115
 Undistributed net investment income.....................                 51,774
 Accumulated net realized gains..........................                587,771
 Unrealized appreciation on investments..................             11,120,466
                                                                    ------------
NET ASSETS...............................................           $137,443,126
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($137,443,126 divided by 9,249,784 shares of beneficial
 interest)...............................................           $      14.86
                                                                    ============
Identified cost of investments...........................           $125,638,912
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends..........................................             $   695,570(a)
 Interest...........................................               2,465,423
                                                                 -----------
                                                                   3,160,993
EXPENSES
 Management fees.................................... $  607,641
 Trustees' fees and expenses........................     19,710
 Custodian..........................................     60,797
 Audit and tax services.............................     13,802
 Legal..............................................     22,022
 Printing...........................................     19,451
 Amortization of organization expenses..............      2,011
 Miscellaneous......................................      3,080
                                                     ----------
  Total expenses....................................    748,514
  Less expenses assumed by the investment adviser...    (10,668)     737,846
                                                     ----------  -----------
NET INVESTMENT INCOME...............................               2,423,147
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 Realized gain on:
 Investments--net...................................  5,050,034
                                                     ----------
  Total realized
   gain on investments..............................  5,050,034
                                                     ----------
 Unrealized appreciation on:
 Investments--net...................................  5,612,021
 Foreign currency transactions--net.................         11
                                                     ----------
  Total unrealized appreciation
   on investments and foreign
   currency transactions............................  5,612,032
                                                     ----------
Net gain on investment transactions.................  10,662,066
                                                     -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS.........................................  $13,085,213
                                                      ===========

(a) Net of foreign taxes of: $3,259

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $ 1,121,822   $  2,423,147
 Net realized gain on investments...................      940,791      5,050,034
 Unrealized appreciation on investments and foreign
  currency transactions.............................    4,480,648      5,612,032
                                                      -----------   ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.............    6,543,261     13,085,213
                                                      -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................   (1,114,677)    (2,381,795)
 Net realized gain on investments...................     (557,561)    (4,984,089)
                                                      -----------   ------------
                                                       (1,672,238)    (7,365,884)
                                                      -----------   ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   41,044,288     86,766,541
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........    1,114,677      2,381,795
 Distributions from net realized gain...............      557,561      4,984,089
                                                      -----------   ------------
                                                       42,716,526     94,132,425
 Cost of shares redeemed............................   (7,885,382)   (20,933,471)
                                                      -----------   ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   34,831,144     73,198,954
                                                      -----------   ------------
 TOTAL INCREASE IN NET ASSETS.......................   39,702,167     78,918,283
NET ASSETS
 Beginning of the year..............................   18,822,676     58,524,843
                                                      -----------   ------------
 End of the year....................................  $58,524,843   $137,443,126
                                                      ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $     1,050   $     10,566
                                                      ===========   ============
 End of the year....................................  $    10,566   $     51,774
                                                      ===========   ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................    3,250,311      5,865,131
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........       82,445        161,887
 Distributions from net realized gain...............       30,535        337,428
                                                      -----------   ------------
                                                        3,363,291      6,364,446
 Redeemed...........................................     (619,940)    (1,433,106)
                                                      -----------   ------------
 Net change.........................................    2,743,351      4,931,340
                                                      ===========   ============

FINANCIAL HIGHLIGHTS

                                OCTOBER 31, 1994(A)
                                      THROUGH        YEAR     YEAR      YEAR
                                   DECEMBER 31,      ENDED    ENDED    ENDED
                                       1994          1995     1996      1997
                                ------------------- -------  -------  --------
Net Asset Value, Beginning of
 Year..........................       $10.00        $  9.94  $ 11.95  $  13.55
                                      ------        -------  -------  --------
Income From Investment
 Operations
 Net Investment Income.........         0.05           0.26     0.27      0.28
 Net Realized and Unrealized
  Gain (Loss) on Investments...        (0.06)          2.20     1.73      1.90
                                      ------        -------  -------  --------
 Total From Investment
  Operations...................        (0.01)          2.46     2.00      2.18
                                      ------        -------  -------  --------
Less Distributions
 Distributions From Net
  Investment Income............        (0.05)         (0.26)   (0.27)    (0.27)
 Distributions From Net
  Realized Capital Gains.......         0.00          (0.19)   (0.13)    (0.60)
                                      ------        -------  -------  --------
 Total Distributions...........        (0.05)         (0.45)   (0.40)    (0.87)
                                      ------        -------  -------  --------
Net Asset Value, End of Year...       $ 9.94        $ 11.95  $ 13.55  $  14.86
                                      ======        =======  =======  ========
TOTAL RETURN (%)...............        (0.10)(c)      24.79    16.91     16.18
Ratio of Operating Expenses to
 Average Net Assets (%)........         0.85 (b)       0.85     0.85      0.85
Ratio of Net Investment Income
 to Average Net Assets (%).....         4.16 (b)       4.03     3.08      2.79
Portfolio Turnover Rate (%)....            0 (b)         72       59        60
Average Commission Rate(d).....           --             --  $0.0594  $ 0.0594
Net Assets, End of Year (000)..       $2,722        $18,823  $58,525  $137,443
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been
 (%)...........................         3.73 (b)       1.85     0.99      0.86

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES
PETER W. PALFREY, CFA
BACK BAY ADVISORS, L.P.

[PHOTOGRAPH OF PETER W. PALFREY APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE YEAR?

A. The Back Bay Advisors Managed Series continued its strong relative and abso-lute performance in 1997, returning 26.56% versus 19.05% for the median Lipper Variable Products Flexible Portfolio Fund/9/, an outperformance of 751 basis points. The Series also outpaced an unmanaged composite of 65% of the S&P 500 Index (33.2% in 1997) and 35% of the Lehman Government/Corporate Bond Index/4/ (9.76% in 1997) which returned 25.1% for the year on a blended basis. The Se-ries was ranked 1st of 83 funds in its peer group of Lipper Variable Products Flexible Portfolio Funds for the year, and is ranked in the top 5 for the three and five year periods.

Q. HOW DID YOU MANAGE THE SERIES DURING THE PAST YEAR?

A. The Back Bay Advisors Managed Series maintained an overweight allocation in stocks through most of 1997, given the favorable US financial market backdrop, ranging from 68% to 73% of total assets. This benefited overall Series perfor-mance, given the strong absolute performance of stocks during this period. Large-capitalization growth stocks, which are well-represented in the Series, also performed very well during 1997, relative to the broader market. However, with stock market technicals and fundamentals coming under pressure during the latter part of the year, spurred largely by the growing Asia crisis (weaker fund flows, increased price volatility and weakening year-over-year earnings growth), I rebalanced the portfolio on several occasions, taking advantage of periods of relative stock market strength to reduce equity exposure. Proceeds from stock sales were redirected to longer duration bonds, lengthening the av-erage maturity of the bond portfolio.

As uncertainty from the growing financial crisis in the Pacific Rim spread to global financial markets, investors scrambled to the safe haven of U.S. Trea-suries, pushing domestic interest rates sharply lower late in 1997. In addition to this "flight to quality" to the U.S. bond market, investors became more con-structive on the longer term outlook for interest rates. This was a function of slower anticipated US economic growth in 1998, coupled with decreased price pressures, as the currency devaluations and the sharp economic contraction of the Pacific Rim weighed on global economic growth. With the short-end of the Treasury yield curve anchored by a 5.5 percent Federal Funds Rate, investors stretched out the yield curve, driving 30-year bond yields nearly 50 basis points lower during the fourth quarter of 1997. The bond portfolio benefited from this pronounced drop in United States interest rates, actually outperforming stocks during the fourth quarter. A barbelled combination of higher-yielding United States and Yankee securities and long dated United States corporate and Canadian issues contributed to the Series' solid perfor-mance.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Even as the growing impact of the Asian crisis on the United States economy has started to become more apparent to United States investors--e.g. reduced US corporate export growth, lack of pricing power overseas and domestically, nar-rowing profit margins, etc.--analysts have been relatively slow to revise their 1998 earnings estimates lower. Accordingly, I took advantage of the year-end stock rally to trim the Series' equity position over a period of days, from 70% to 65% stocks, with the proceeds redirected to a combination of cash and bonds. Of particular note, this is the first time since early 1995 that our internal asset allocation model has shifted from an "overweight" to a "neutral" weight-ing in stocks.

The domestic United States economy has been quite robust for some time, and will likely be aided for the next several quarters by the recent decline in corporate and consumer borrowing costs. Additionally, the Federal Reserve is expected to maintain a neutral monetary policy stance over the near term, given the favorable inflation outlook in the United States and the likelihood that United States economic growth will slow to a more moderate pace in 1998. Howev-er, the current confidence crisis in the Pacific Rim could easily contaminate United States (and other Western) financial markets if the situation does not stabilize fairly soon. With stock prices remaining near their all-time highs, and with interest rates only modestly lower thus far in 1998, stock valuations remain very "full" by most historical measures. I expect to maintain a neutral weighting to stocks over the near term, but must see to what extent the United States economy is impacted by the events in the Pacific Rim over upcoming months.

               A $10,000 Investment Compared to the S&P 500 and
                  Lehman Brothers Government/Corporate Index

                           [LINE GRAPH APPEARS HERE]

                    Zenith Managed                     Leh Gov't/
                        Series         S&P 500           Corp.
                    --------------     -------         ---------
        12/31/87        10,000          10,000          10,000
        12/31/88        10,948          11,649          10,678
        12/31/89        13,037          15,329          12,041
        12/31/90        13,456          14,852          13,145
        12/31/91        16,171          19,357          15,068
        12/31/92        17,255          20,830          16,148
        12/31/93        19,092          22,920          17,567
        12/31/94        18,880          23,231          17,228
        12/31/95        24,782          31,931          19,886
        12/31/96        28,508          39,243          20,673
        12/31/97        36,078          52,317          23,994

[X] FUND FACTS

GOAL: A favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments.

START DATE: May 1, 1987

SIZE: $189 million as of December 31, 1997

MANAGER: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages several other fixed income and separate accounts.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--65.0% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
        AEROSPACE--1.0%
 11,276 Boeing Co. ..............................................   $    551,819
  5,400 Lockheed Martin Corp. ...................................        531,900
 14,600 Rockwell International Corp. ............................        762,850
                                                                    ------------
                                                                       1,846,569
                                                                    ------------
        AIR TRANSPORTATION--0.4%
  2,900 Delta Air Lines, Inc. ...................................        345,100
 15,150 Southwest Airlines Co. ..................................        373,069
                                                                    ------------
                                                                         718,169
                                                                    ------------
        AUTOMOBILE & RELATED--1.7%
 37,764 Chrysler Corp. ..........................................      1,328,821
 16,900 Ford Motor Co. ..........................................        822,819
 10,125 Genuine Parts Co. .......................................        343,617
  4,500 Goodyear Tire & Rubber Co. ..............................        286,313
  7,200 Paccar, Inc. ............................................        378,000
                                                                    ------------
                                                                       3,159,570
                                                                    ------------
        BANKS--5.6%
 15,186 Banc One Corp. ..........................................        824,790
  9,888 Bank America Corp. ......................................        721,824
 10,600 Bankers Trust New York Corp. ............................      1,191,837
  8,700 Chase Manhattan Corp. New................................        952,650
  9,400 Citicorp.................................................      1,188,513
  7,800 First Chicago Corp. .....................................        651,300
 10,900 J.P. Morgan & Co., Inc. .................................      1,230,337
 14,400 Nations Bank Corp. ......................................        875,700
 34,200 Norwest Corp. ...........................................      1,320,975
  5,000 Republic NY Corp. .......................................        570,938
  2,800 Wells Fargo & Co. .......................................        950,425
                                                                    ------------
                                                                      10,479,289
                                                                    ------------
        BEVERAGES--0.3%
 20,000 Whitman Corp. ...........................................        521,250
                                                                    ------------
        BUSINESS MACHINES--1.7%
  8,500 Apple Computer...........................................        111,563
 28,400 Digital Equipment Corp.(c)...............................      1,050,800
 19,800 International Business Machines Corp. ...................      2,070,337
                                                                    ------------
                                                                       3,232,700
                                                                    ------------
        BUSINESS SERVICES--0.8%
 28,500 Browning Ferris Industries, Inc. ........................      1,054,500
  9,200 H & R Block, Inc. .......................................        412,275
                                                                    ------------
                                                                       1,466,775
                                                                    ------------
        CHEMICALS--1.6%
 28,400 Allied-Signals, Inc. ....................................      1,105,825
 15,100 E.I. Du Pont de Nemours & Co. ...........................        906,944
 11,000 Great Lakes Chemical Corp. ..............................        493,625

 SHARES                                                              VALUE (A)
  3,900 Pitney Bowes, Inc. ......................................   $    350,756
  5,100 Union Carbide Corp. .....................................        218,981
                                                                    ------------
                                                                       3,076,131
                                                                    ------------
        COMMUNICATION--5.9%
 15,500 Airtouch Communications, Inc. ...........................        644,219
 13,100 Ameritech Corp. .........................................      1,054,550
 39,261 AT&T Co. ................................................      2,404,736
 11,212 Bell Atlantic Corp. .....................................      1,020,292
 16,200 BellSouth Corp. .........................................        912,263
 10,600 GTE Corp. ...............................................        553,850
 12,800 Harris Corp. ............................................        587,200
  8,834 Lucent Technologies, Inc. ...............................        705,616
 11,900 Northern Telecom LTD.....................................      1,059,100
 14,137 SBC Comunications, Inc. .................................      1,035,535
 23,900 US West, Inc. ...........................................      1,078,487
                                                                    ------------
                                                                      11,055,848
                                                                    ------------
        CONGLOMERATES--0.7%
 11,100 Frontier Corp. ..........................................        267,094
 13,800 Minnesota Mining & Manufacturing.........................      1,132,462
                                                                    ------------
                                                                       1,399,556
                                                                    ------------
        CONSTRUCTION--1.0%
 20,100 Home Depot, Inc. ........................................      1,183,388
 14,900 Masco Corp. .............................................        758,038
                                                                    ------------
                                                                       1,941,426
                                                                    ------------
        CONSUMER DURABLES--1.9%
  7,300 Black & Decker Corp. ....................................        285,156
 43,700 General Electric Co. ....................................      3,206,487
    800 Whirlpool Corp. .........................................         44,000
                                                                    ------------
                                                                       3,535,643
                                                                    ------------
        CONTAINERS--0.1%
  6,000 Bemis, Inc. .............................................        264,375
                                                                    ------------
        DATA PROCESSING--2.1%
 23,100 Intel Corp. .............................................      1,622,775
 17,900 Microsoft Corp. .........................................      2,313,575
    150 Oracle Systems Corp. ....................................          3,347
                                                                    ------------
                                                                       3,939,697
                                                                    ------------
        DOMESTIC OIL--1.2%
  4,300 Amerada Hess Corp. ......................................        235,963
  2,800 Amoco Corp. .............................................        238,350
  5,400 Atlantic Richfield Co. ..................................        432,675
  7,200 Halliburton Co. .........................................        373,950
  3,601 Sun, Inc. ...............................................        151,467

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        DOMESTIC OIL--(CONTINUED)
  6,200 Tenneco, Inc.............................................   $    244,900
 15,600 Unocal Corp..............................................        605,475
                                                                    ------------
                                                                       2,282,780
                                                                    ------------
        DRUGS & MEDICINE--5.3%
  8,800 Abbott Laboratories......................................        576,950
 12,800 Bausch & Lomb, Inc.......................................        507,200
 17,500 Baxter International, Inc................................        882,656
  9,600 Becton Dickerson & Co....................................        480,000
 17,000 C.R. Bard, Inc...........................................        532,312
 12,600 Corning, Inc.............................................        467,775
 15,800 Eli Lilly & Co. .........................................      1,100,075
 11,200 Mallinckrodt, Inc........................................        425,600
 19,500 Merck & Co., Inc.........................................      2,071,875
 20,800 Pfizer, Inc. ............................................      1,550,900
 21,600 Schering Plough Corp.....................................      1,341,900
                                                                    ------------
                                                                       9,937,243
                                                                    ------------
        ELECTRONICS--2.4%
 21,400 AMP, Inc.................................................        898,800
 18,800 Emerson Electric Co......................................      1,061,025
 20,000 Hewlett-Packard..........................................      1,250,000
 15,400 Raytheon Co. ............................................        777,700
 14,400 Tektronix, Inc. .........................................        571,500
                                                                    ------------
                                                                       4,559,025
                                                                    ------------
        ENERGY & UTILITIES--2.4%
 11,700 Consolidated Edison Co. .................................        479,700
 40,200 Edison International.....................................      1,092,937
 45,700 Pacific Gas & Electric Corp..............................      1,390,994
 10,700 Pepco Energy Co. ........................................        259,475
  7,700 Public Service Enterprise Group..........................        243,994
  8,900 Texas Utilities Co.......................................        369,906
 21,200 Unicom Corp. ............................................        651,900
                                                                    ------------
                                                                       4,488,906
                                                                    ------------
        ENERGY RAW MATERIALS--0.4%
 27,200 Occidental Petroleum Corp. ..............................        797,300
                                                                    ------------
        FINANCE--2.1%
 10,400 American Express Co......................................        928,200
 21,800 Federal Home Loan Mortgage Corp. ........................        914,238
 21,400 Federal National Mortgage Association....................      1,221,137
 14,508 Morgan Stanley, Dean Witter..............................        857,785
                                                                    ------------
                                                                       3,921,360
                                                                    ------------
        FOOD & AGRICULTURE--3.5%
 36,900 Coca Cola Co. ...........................................      2,458,462
 20,450 H. J. Heinz Co...........................................      1,039,116
 22,400 Kellogg Co. .............................................      1,111,600

 SHARES                                                              VALUE (A)
 30,700 PepsiCo, Inc.............................................   $  1,118,631
 16,000 Sara Lee Corp. ..........................................        901,000
                                                                    ------------
                                                                       6,628,809
                                                                    ------------
        GAS UTILITIES--0.3%
 14,200 Eastern Enterprises......................................        639,000
                                                                    ------------
        GOLD--0.1%
  8,900 Barrick Gold Corp........................................        165,763
                                                                    ------------
        INSURANCE--2.7%
 11,500 Aetna Life & Casualty Co. ...............................        811,469
 10,568 Allstate Corp. ..........................................        960,367
 14,400 American General Corp. ..................................        778,500
  9,702 American International Group, Inc........................      1,055,092
  2,700 Cigna Corp...............................................        467,269
  4,600 Loews Corp. .............................................        488,175
  8,444 Travelers Group, Inc.....................................        454,921
                                                                    ------------
                                                                       5,015,793
                                                                    ------------
        INTERNATIONAL OIL--3.7%
 11,000 Chevron Corp. ...........................................        847,000
 38,400 Exxon Corp. .............................................      2,349,600
 15,600 Mobil Corp. .............................................      1,126,125
 39,200 Royal Dutch Petroleum Co. (ADR)(g).......................      2,124,150
  9,600 Texaco, Inc. ............................................        522,000
                                                                    ------------
                                                                       6,968,875
                                                                    ------------
        LEISURE--0.3%
 17,000 Brunswick Corp...........................................        515,313
                                                                    ------------
        LIQUOR--0.4%
  6,600 Anheuser-Busch Companies, Inc. ..........................        290,400
 11,700 Seagram, Ltd. ...........................................        378,056
                                                                    ------------
                                                                         668,456
                                                                    ------------
        MEDIA--1.3%
 13,400 Cisco Systems, Inc.......................................        747,050
  6,000 Gannett Company, Inc.....................................        370,875
 15,200 Tele-Communications, Inc. ...............................        424,650
 13,200 Time Warner, Inc. .......................................        818,400
                                                                    ------------
                                                                       2,360,975
                                                                    ------------
        MISCELLANEOUS--0.9%
  8,000 American Greetings Corp. ................................        313,000
 10,000 Cognizant Corp. .........................................        445,625
 10,900 EG & G, Inc..............................................        226,856
  4,400 Nacco Industries, Inc. ..................................        471,625
  7,926 Newmont Mining Corp......................................        232,826
                                                                    ------------
                                                                       1,689,932
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        NON-FERROUS METALS--0.5%
 14,000 Aluminum Company of America..............................   $    985,250
                                                                    ------------
        OFFICE EQUIPMENT--0.9%
 24,000 Xerox Corp. .............................................      1,771,500
                                                                    ------------
        OPTICAL PHOTO, EQUIPMENT--0.1%
  3,600 Eastman Kodak Co. .......................................        218,925
                                                                    ------------
        PAPER & FOREST PRODUCTS--1.0%
  3,300 Burlington Northern Santa Fe.............................        306,694
  3,600 Georgia-Pacific Corp. ...................................        218,700
  3,600 Georgia-Pacific Corp. Timber Group.......................         81,675
 19,000 Kimberly Clark Corp. ....................................        936,937
  8,400 Westvaco Corp............................................        264,075
                                                                    ------------
                                                                       1,808,081
                                                                    ------------
        POLLUTION CONTROL--0.1%
  9,500 Waste Management, Inc....................................        261,250
                                                                    ------------
        PRODUCER OF GOODS--0.3%
 21,200 Cincinnati Milacron, Inc. ...............................        549,875
                                                                    ------------
        PUBLISHING--0.3%
 12,000 Knight Ridder, Inc. .....................................        624,000
                                                                    ------------
        RAILROADS & SHIPPING--0.4%
  5,100 CSX Corp. ...............................................        275,400
 13,500 Norfolk Southern Corp....................................        415,969
                                                                    ------------
                                                                         691,369
                                                                    ------------
        RESTAURANTS--0.0%
  3,070 Tricon Global Restaurants, Inc. .........................         89,222
                                                                    ------------
        RETAIL--3.7%
 19,000 Albertsons, Inc. ........................................        900,125
  5,000 J. C. Penney, Inc........................................        301,563
 38,900 Kmart Corp.(c)...........................................        449,781
 26,400 Mattel, Inc. ............................................        983,400
  7,800 May Department Stores Co. ...............................        410,963
 10,000 Mercantile Stores, Inc...................................        608,750
 11,600 Nike, Inc. ..............................................        455,300
 11,400 Sears Roebuck & Co. .....................................        515,850
 15,200 Supervalu, Inc...........................................        636,500
 44,900 Wal-Mart Stores, Inc. ...................................      1,770,744
                                                                    ------------
                                                                       7,032,976
                                                                    ------------
        SOAPS & COSMETICS--4.2%
 17,000 Alberto Culver Co........................................        545,062
  3,900 Avon Products, Inc.......................................        239,363
 26,920 Bristol-Myers Squibb Co. ................................      2,547,305
  3,800 Clorox Co................................................        300,438
  9,000 Gillette Co..............................................        903,937

   SHARES                                                            VALUE (A)
      26,100 Johnson & Johnson...................................   $  1,719,337
      20,600 Procter & Gamble Co.................................      1,644,137
                                                                    ------------
                                                                       7,899,579
                                                                    ------------
             STEEL--0.1%
       7,720 USX-US Steel Group..................................        241,250
                                                                    ------------
             TOBACCO--1.0%
      40,800 Philip Morris Companies, Inc. ......................      1,848,750
                                                                    ------------
             TRAVEL & RECREATION--0.7%
      13,235 Walt Disney Co. ....................................      1,311,092
                                                                    ------------
             Total Common Stock
              (Identified cost $69,647,086)......................    122,609,647
                                                                    ------------

BONDS & NOTES--30.5%

    FACE
   AMOUNT
             CORPORATE BONDS--12.6%
 $ 3,000,000 Cablevision Systems Corp.,
              7.875%, 12/15/07...................................      3,070,470
   5,000,000 Comcast Cable Communications,
              8.500%, 5/01/27....................................      5,874,300
   2,000,000 Comcast Cellular Holding, Inc,
              9.500%, 5/01/07....................................      2,080,000
   4,525,000 News America Holdings, Inc.,
              10.125%, 10/15/12..................................      5,254,023
   3,750,000 Norfolk Southern Corp.,
              7.050%, 5/01/37....................................      3,980,400
   2,000,000 Total Access Communication,
              8.375%, 11/04/06...................................      1,320,000
      30,000 Viacom, Inc.,
              8.000%, 7/07/06....................................         30,150
   2,000,000 Worldcom, Inc.,
              7.750%, 4/01/27....................................      2,201,300
                                                                    ------------
                                                                      23,810,643
                                                                    ------------
             FOREIGN--10.0%
   5,000,000 Government of Canada,
              Zero Coupon, 3/15/21(d)............................        874,401
  15,000,000 Government of Canada,
              Zero Coupon, 6/01/25(d)............................      2,055,999
   4,000,000 Government of Canada,
              10.250%, 3/15/14(d)................................      4,080,753
  30,000,000 Ontario Prov CTF Dep Book,
              Zero Coupon, 09/08/23(d)...........................      4,156,345
   3,000,000 Ontario Prov CDA,
              8.100%, 9/08/23(d).................................      2,588,433
  15,000,000 Quebec Prov Global Insurance Co., 1/16/23(d)........      2,032,119
   3,600,000 Quebec Prov CDA,
              8.500%, 04/01/26(d)................................      3,176,656
                                                                    ------------
                                                                      18,964,706
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

     FACE
    AMOUNT                                                       VALUE (A)
              YANKEE--7.4%
 $  2,000,000 Petroleos Mexicanos,
               9.500%, 9/15/27...............................   $ 1,999,860
      925,000 Pindo Deli Fin Mauritius,
               10.750%, 10/01/07, 144A(e)....................       795,500
    3,000,000 Republic of Argentina,
               11.375%, 1/30/17..............................     3,296,250
    3,000,000 Republic of Argentina PCT,
               11.375%, 1/30/17..............................     3,296,250
    4,958,000 Republic of Panama,
               8.875%, 9/30/27...............................     4,638,208
                                                                -----------
                                                                 14,026,068
                                                                -----------
              U.S. GOVERNMENT AGENCY BONDS--0.4%
      304,559 Government National Mortgage Association,
               10.000%, 9/15/18..............................       338,889
      413,300 Government National Mortgage Association,
               11.500% with various maturities to 2013.......       474,701
                                                                -----------
                                                                    813,590
                                                                -----------
  112,505,859 Total Bonds & Notes
               (Identified Cost $55,114,931).................    57,615,007
                                                                -----------

SHORT-TERM INVESTMENT--3.7%

    FACE
   AMOUNT                                                          VALUE (A)
 $7,034,000 Household Finance Corp.,
             6.500%, 1/02/98...................................   $  7,032,730
                                                                  ------------
            Short-Term Investment
             (Identified Cost $7,032,730)......................      7,032,730
                                                                  ------------
            Total Investments--99.2%
             (Identified Cost $131,794,747)(b).................    187,257,384
            Other assets less liabilities(f)...................      1,525,317
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $188,782,701
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
  At December 31, 1997 the net unrealized appreciation on investments based on cost of $131,794,747 for federal income tax purposes was as follows:

            Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost.....................................   $ 57,829,249
            Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax
             cost over value...................................     (2,366,612)
                                                                  ------------
            Net unrealized appreciation........................   $ 55,462,637
                                                                  ============

(c) Non-income producing security.
(d) Denominated in Canadian dollars.
(e) Securities exempt from registration under Rule 144A of the Securities Act of of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) Including deposits in foreign denominated currencies with a value of $507,349 and a cost of $519,251.
(g) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISERS MANAGED SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $187,257,384
 Cash....................................................                  3,443
 Foreign cash at value (Cost $519,251)...................                507,349
 Receivable for:
 Fund shares sold........................................                107,689
 Dividends and interest..................................              1,270,722
 Foreign taxes...........................................                    632
                                                                    ------------
                                                                     189,147,219
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $217,001
 Accrued expenses:
 Management fees.........................................    79,188
 Deferred trustees' fees.................................    47,527
 Other...................................................    20,802
                                                           --------
                                                                         364,518
                                                                    ------------
                                                                    $188,782,701
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $128,705,410
 Undistributed net investment income.....................                  5,466
 Accumulated net realized gains..........................              4,624,182
 Unrealized appreciation on investments and foreign
  currency...............................................             55,447,643
                                                                    ------------
NET ASSETS...............................................           $188,782,701
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($188,782,701 divided by 994,358 shares of beneficial
 interest)...............................................           $     189.85
                                                                    ============
Identified cost of investments...........................           $131,794,747
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends.........................................               $ 2,464,443(a)
 Interest..........................................                 4,245,701
                                                                  -----------
                                                                    6,710,144
EXPENSES
 Management fees...................................  $   878,632
 Trustees' fees and expenses.......................       35,273
 Custodian.........................................       91,179
 Audit and tax services............................       10,351
 Legal.............................................       22,022
 Printing..........................................       38,544
 Miscellaneous.....................................        3,525
                                                     -----------
  Total expenses...................................                 1,079,526
                                                                  -----------
NET INVESTMENT INCOME..............................                 5,630,618
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FUTURES CONTRACTS, AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
 Investments--net..................................   21,193,170
 Futures--net......................................       (5,005)
 Foreign currency transactions--net................     (129,917)
                                                     -----------
  Total realized gain on investments, futures
   contracts, and foreign currency transactions....   21,058,248
                                                     -----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................   14,249,294
 Foreign currency transactions--net................      (14,072)
                                                     -----------
  Total unrealized appreciation on investments and
   foreign currency transactions...................   14,235,222
                                                     -----------
Net gain on investment transactions................                35,293,470
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........               $40,924,088
                                                                  ===========

(a) Net of foreign taxes of: $11,038

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  5,527,070  $  5,630,618
 Net realized gain on investments, futures
  contracts, and foreign currency transactions.....     9,531,773    21,058,248
 Unrealized appreciation on investments and foreign
  currency transactions............................     6,443,761    14,235,222
                                                     ------------  ------------
 Increase in net assets from operations............    21,502,604    40,924,088
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................    (5,442,217)   (5,622,790)
 Net realized gain on investments..................    (9,837,965)  (16,617,273)
                                                     ------------  ------------
                                                      (15,280,182)  (22,240,063)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    20,225,126    22,338,847
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     5,442,217     5,622,790
 Distributions from net realized gain..............     9,837,965    16,617,273
                                                     ------------  ------------
                                                       35,505,308    44,578,910
 Cost of shares redeemed...........................   (28,375,038)  (35,368,662)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................     7,130,270     9,210,248
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    13,352,692    27,894,273
NET ASSETS
 Beginning of the year.............................   147,535,736   160,888,428
                                                     ------------  ------------
 End of the year...................................  $160,888,428  $188,782,701
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $     45,930  $     40,029
                                                     ============  ============
 End of the year...................................  $     40,029  $      5,466
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       120,220       115,122
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        31,471        30,044
 Distributions from net realized gain..............        55,351        88,778
                                                     ------------  ------------
                                                          207,042       233,944
 Redeemed..........................................      (164,939)     (183,956)
                                                     ------------  ------------
 Net change........................................        42,103        49,988
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1993      1994      1995      1996      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 130.26  $ 137.18  $ 130.30  $ 163.52  $ 170.37
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      4.35      5.42      6.34      6.43      6.38
 Net Realized and Unrealized
  Gain (Loss) on Investments.      9.58     (6.92)    34.33     18.21     38.47
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     13.93     (1.50)    40.67     24.64     44.85
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (4.36)    (5.38)    (6.34)    (6.34)    (6.42)
 Distributions in Excess of
  Net Investment Income......      0.00      0.00     (0.23)     0.00      0.00
 Distributions From Net
  Realized Capital Gains.....     (2.65)     0.00     (0.88)   (11.45)   (18.95)
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.01)    (5.38)    (7.45)   (17.79)   (25.37)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 137.18  $ 130.30  $ 163.52  $ 170.37  $ 189.85
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............     10.65     (1.11)    31.26     15.01     26.56
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.53      0.54      0.64      0.62      0.61
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      3.65      3.98      4.06      3.64      3.20
Portfolio Turnover Rate (%)..        22        76        51        72        65
Average Commission Rate(a)...       --        --        --   $ 0.0318  $ 0.0248
Net Assets, End of Year
 (000).......................  $121,339  $121,877  $147,536  $160,888  $188,783

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN, PETER WILBY AND DAVID SCOTT
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTOGRAPH OF STEVEN GUTERMAN APPEARS HERE]

[PHOTOGRAPH OF PETER WILBY APPEARS HERE]

[PHOTOGRAPH OF DAVID SCOTT APPEARS HERE]

Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Salomon Brothers Strategic Bond Opportunities Series returned 11.07% (based on net asset value) for 1997 versus 9.50% for the Lipper Variable Prod-ucts General Bond Fund category and 9.65% for the Lehman Brothers Aggregate Index.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. The U.S. economy grew moderately with low inflation and falling interest rates. Asian economies were mired in crisis for the latter part of 1997 with currencies and stock market values plummeting. That led to an increase of credit risk premiums globally and pressured the emerging markets and high yield sectors for most of the fourth quarter.


The Series lowered its allocation to the high yield and emerging markets sec-tors while raising the investment grade portion in the third quarter. The high yield allocation was lowered from 40% to 35%, emerging markets were lowered from 20% to 15% and investment grade was raised to 40%. The target allocation for non-U.S. dollar denominated bonds was left unchanged at 10%. The Series also extended duration in the third quarter and increased the commitment to the MBS sector.

The allocation to high yield and emerging markets was reduced in the third quarter as the sectors were viewed as fully valued, having tightened dramati-cally throughout the year. Duration was extended as a function of a positive inflation outlook and an improved technical situation in the government market as falling budget deficits and strong buying of Treasuries by foreigners por-tended further declines in interest rates.

Q. WHAT IS YOUR OUTLOOK FOR THE SERIES IN 1998?

A. Our outlook for the investment grade markets is positive given our sanguine inflation view and optimistic assumptions regarding the budget deficit. Al-though we are positive on the fundamentals for the emerging markets and high yield sectors, in the short run the market may experience some volatility as Asian countries continue to try and resolve their economic problems. The prob-lems will take years to correct, but what the markets are looking for is a long term, multi-year strategy combined with a refinancing of short term obli-gations into longer term obligations that would resolve the liquidity crisis in countries such as Indonesia and Korea.

Our current high yield and emerging markets allocations remain at 35% and 15% respectively, below our long term targets of 40% and 20%.

We will be monitoring the employment cost index for signs of rising inflation pressures, progress on the U.S. budget deficit, flows into bond mutual funds, Asian economic reforms and credit fundamentals in both the United States and emerging market economies.

 A $10,000 Investment Compared to the Lehman Brothers Aggregate Bond Index/3/

                           [LINE GRAPH APPEARS HERE]

                                  Stragic Bond       Lehman Aggregate
                                  Opp. Series               Bond
                                  ------------       ----------------
            10/31/94                 10,000                10,000
            12/31/94                  9,860                10,047
            12/31/95                 11,771                11,903
            12/31/96                 13,461                12,332
            12/31/97                 14,952                13,526


[X] FUND FACTS

GOAL: A high level of total return consistent with the preservation of capital.

START DATE: October 31, 1994

SIZE: $71 million as of December 31, 1997

MANAGERS: Peter Wilby, Steven Guterman and David Scott have managed the Series since its inception in October of 1994. Mr. Wilby and Mr. Scott also have managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995. They have also managed the North American Strategic Income Fund since November 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--95.0% OF TOTAL NET ASSETS

      FACE
     AMOUNT                                                         VALUE (A)
                APPAREL & TEXTILES--0.7%
 $      250,000 Collins & Aikman Floorcovering 10.000%, 1/15/07.   $    260,000
        200,000 Synthetic Industries, Inc.
                 9.250%, 2/15/07................................        212,000
                                                                   ------------
                                                                        472,000
                                                                   ------------
                AUTOMOTIVE & RELATED--0.7%
        200,000 Foamex L.P/Foamex Capital Corp. 9.875%, 6/15/07.        202,000
        250,000 Key Plastic, Inc. 10.250%, 3/15/07..............        265,625
                                                                   ------------
                                                                        467,625
                                                                   ------------
                BANKS--0.5%
        415,000 Malayan Banking Berhad
                 7.125%, 9/15/05................................        388,029
                                                                   ------------
                BROADCASTING--2.3%
        250,000 Adelphia Communications Corp. 10.500%, 7/15/04..        270,000
        150,000 American Media Operations 11.625%, 11/15/04.....        162,750
        150,000 Cablevision Systems Corp.
                 10.500%, 5/15/16...............................        174,750
        250,000 Fox Kids Worldwide, Inc., 0/10.250%,
                 11/01/07(l)....................................        148,750
        200,000 Jacor Communications Co.
                 9.750%, 12/15/06...............................        215,500
        350,000 Marcus Cable Co.
                 14.250%, 12/15/05..............................        303,625
        150,000 Rogers Cablesystems, Ltd.
                 10.000%, 3/15/05...............................        166,125
        150,000 SFX Broadcasting, Inc.
                 10.750%, 5/15/06...............................        164,625
                                                                   ------------
                                                                      1,606,125
                                                                   ------------
                BUILDING MATERIAL & CONSTRUCTION--0.2%
        125,000 Southdown, Inc. 10.000%, 3/01/06................        136,406
                                                                   ------------
                BUSINESS SERVICES--1.5%
        150,000 Borg-Warner Security Corp.
                 9.125% 5/01/03.................................        153,000
        250,000 Intertek Financial PLC
                 10.250%, 11/01/06..............................        261,875
        250,000 Iron Mountain, Inc.
                 10.125%, 10/01/06..............................        275,625
        200,000 Lamar Advertising Co.
                 9.625%, 12/01/06...............................        216,000
        125,000 Loomis Fargo & Co.
                 10.000%, 1/15/04...............................        125,938
                                                                   ------------
                                                                      1,032,438
                                                                   ------------

      FACE
     AMOUNT                                                         VALUE (A)
                CHEMICALS--0.4%
 $      250,000 Texas Petrochemicals Corp.
                 11.125%, 7/01/06...............................   $    273,437
                                                                   ------------
                COMPUTER SOFTWARE & SERVICES--0.7%
        200,000 DecisionOne Corp.
                 9.750%, 8/01/07................................        208,500
        250,000 Unisys Corp. 11.750%, 10/15/04..................        285,000
                                                                   ------------
                                                                        493,500
                                                                   ------------
                COSMETICS & TOILETRIES--0.5%
        125,000 French Fragrances, Inc.
                 10.375%, 5/15/07...............................        131,875
        350,000 Revlon Worldwide Corp.
                 Zero Coupon, 3/15/01...........................        241,500
                                                                   ------------
                                                                        373,375
                                                                   ------------
                ELECTRONICS--0.2%
        100,000 Exide Electronics Group, Inc. 11.500%,
                 3/15/06(j).....................................        118,750
                                                                   ------------
                ENERGY--2.1%
        250,000 AES Corp.
                 8.500%, 11/01/07 144A(n).......................        250,625
        250,000 Costilla Energy, Inc.
                 10.250%, 10/01/06..............................        260,625
        400,000 Occidental Petroleum Corp.
                 9.250%, 8/01/19................................        500,432
        250,000 Transamerican Energy Corp., 0/13.000%,
                 6/15/02(l).....................................        201,875
        250,000 United Refining Co.
                 10.750%, 6/15/07...............................        257,500
                                                                   ------------
                                                                      1,471,057
                                                                   ------------
                ENVIRONMENTAL CONTROL--0.8%
        400,000 Allied Waste Industries, Inc., 0/11.300%,
                 6/01/07(l).....................................        282,500
        250,000 Norcal Waste Systems, Inc.
                 13.500%, 11/15/05..............................        290,000
                                                                   ------------
                                                                        572,500
                                                                   ------------
                FINANCE--2.1%
        125,000 Airplane Pass Thru Trust,
                 10.875%, 3/15/19...............................        140,628
        575,000 Banc One Corp. 7.600%, 5/01/07..................        616,538
         50,000 Dollar Financial Group, Inc.
                 10.875%, 11/15/03..............................         53,563
        250,000 DVI, Inc. 9.875%, 2/01/04.......................        260,625
        450,000 Paine Webber Group, Inc.
                 7.000%, 3/01/00................................        456,556
                                                                   ------------
                                                                      1,527,910
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

      FACE
     AMOUNT                                                         VALUE (A)
                FOOD & BEVERAGES--2.1%
 $      250,000 AmeriServe Food Distributors, Inc. 10.125%,
                 7/15/07........................................   $    262,500
        125,000 B&G Foods, Inc. 9.625%, 8/01/07.................        126,250
        250,000 CFP Holdings, Inc.
                 11.625%, 1/15/04...............................        246,875
        250,000 Doane Products Co.
                 10.625%, 3/01/06...............................        267,187
        200,000 Dole Foods, Inc. 6.750%, 7/15/00................        202,534
        250,000 SC International Services, Inc. 9.250%, 9/01/07.        258,125
        150,000 Stroh Brewery Co.
                 11.100%, 7/01/06...............................        144,375
                                                                   ------------
                                                                      1,507,846
                                                                   ------------
                FOREIGN--6.1%
        200,000 Algoma Steel, Inc.,
                 12.375%, 7/15/05...............................        232,000
      1,820,000 Bundesrepublik Deutche
                 6.500%, 7/04/27................................      1,095,875
        250,000 Diamond Cable Communication, 0/11.750%,
                 12/15/05(l)....................................        195,000
        250,000 Doman Industries, Ltd.
                 8.750%, 3/15/04................................        247,500
        200,000 International Semi Tech.
                 0/11.500%, 8/15/03(e)(l).......................         76,000
        400,000 Korea Development Bank
                 9.600%, 12/01/00...............................        358,976
        250,000 Mexico Par Ser Acum VRR,
                 6.250%, 12/31/19...............................        208,750
        300,000 Midland Bank PLC
                 7.650%, 5/01/25................................        331,530
        250,000 Nextlink Communications, Ltd. 12.500%, 4/15/06..        285,937
        400,000 TFM, SA DE CV, 0/11.750%, 6/15/09(l)............        254,000
        490,000 Treuhandanstalt 7.375%, 12/02/02................        302,180
      1,100,000 Vnesheconombank USSR, 6.718%, 12/02/15(o).......        775,841
                                                                   ------------
                                                                      4,363,589
                                                                   ------------
                FOREIGN GOVERNMENT--20.9%
         40,000 Commonwealth of Australia
                 8.750%, 8/15/08(c).............................         31,422
      2,050,000 Federal Republic of Brazil
                 10.125%, 5/15/27...............................      1,955,187
      1,650,000 Federal Republic of Germany
                 5.250%, 10/20/98(f)............................        927,291
      1,150,000 Government of Canada
                 6.500%, 9/01/98(d).............................        812,247
        330,000 Government of Canada
                 7.500%, 9/01/00(d).............................        242,896

      FACE
     AMOUNT                                                         VALUE (A)
 $       60,000 Government of Canada
                 7.000%, 12/01/06(d)............................   $     45,856
        710,000 Kingdom of Denmark
                 8.000%, 3/15/06(e).............................        120,045
      3,790,000 Kingdom of Denmark
                 6.000%, 11/15/02(e)............................        574,427
      1,300,000 Kingdom of Morocco
                 6.656%, 1/01/09................................      1,118,000
      4,800,000 Kingdom of Sweden
                 11.000%, 1/21/99(i)............................        640,590
      1,500,000 Kingdom of Sweden
                 6.500%, 10/25/06(i)............................        196,439
      1,160,000 New Zealand 8.000%, 7/15/98(h)..................        671,857
      3,700,000 Republic of Argentina
                 5.250%, 3/31/23................................      2,710,250
        500,000 Republic of Ecuador
                 3.500%, 2/28/25................................        276,250
  1,200,000,000 Rupublic of Italy,
                 Zero Coupon, 7/31/98(g)........................        658,813
        500,000 Republic of Panama
                 3.500%, 7/17/14................................        381,875
      2,619,048 Republic of Venezuela
                 6.812%, 12/18/07...............................      2,304,893
        750,000 United Mexican States
                 6.250%, 12/31/19...............................        626,250
        500,000 United Mexican States
                 11.500%, 5/15/26...............................        590,625
                                                                   ------------
                                                                     14,885,213
                                                                   ------------
                GOVERNMENT AGENCIES--16.4%
        227,480 Federal Home Loan Mortgage 10.000%, 5/15/20.....        246,550
        800,000 Federal National Mortgage Association 7.500%,
                 12/01/99.......................................        818,744
      7,400,000 Federal National Mortgage Association 7.000%,
                 1/01/99........................................      7,453,132
      1,000,000 Federal National Mortgage Association 6.650%,
                 8/25/07........................................      1,022,812
         22,552 Federal National Mortgage Association 13.000%,
                 11/01/14.......................................         27,027
        500,000 Federal National Mortgage Association 7.000%,
                 11/18/15.......................................        508,240
         92,177 Federal National Mortgage Association 10.400%,
                 4/25/19........................................        101,172
      4,204,700 Federal National Mortgage Association 0.635%,
                 3/17/20(l).....................................        128,874
        968,386 Federal National Mortgage Association 6.500%,
                 3/01/26........................................        958,092
        139,428 Federal National Mortgage Association 7.000%,
                 5/01/26........................................        140,734
      8,591,000 Federal National Mortgage Association 0.560%,
                 10/17/36(l)....................................        268,469
                                                                   ------------
                                                                     11,673,846
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

      FACE
     AMOUNT                                                       VALUE (A)
                HEALTH CARE--0.8%
 $      250,000 Integrated Health Services, Inc. 9.250%,
                 1/15/08......................................   $    255,000
        150,000 Fresenius Medical Care Cap
                 9.000%, 12/01/06.............................        157,125
        150,000 Maxxim Medical, Inc.
                 10.500%, 8/01/06.............................        162,750
                                                                 ------------
                                                                      574,875
                                                                 ------------

                HEALTH CARE--MEDICAL TECHNOLOGY--0.3%
        250,000 Imagyn Medical Technologies, Inc. 12.500%,
                 4/01/04......................................        239,688
                                                                 ------------
                INDUSTRIAL GOODS & SERVICES--0.5%
        150,000 Alvey Systems, Inc.,
                 11.375%, 1/31/03.............................        156,750
        200,000 EnviroSource, Inc.
                 9.750%, 6/15/03..............................        203,250
                                                                 ------------
                                                                      360,000
                                                                 ------------
                INSURANCE--0.6%
        400,000 Aetna Services, Inc.
                 7.625%, 8/15/26..............................        436,480
                                                                 ------------
                LEASING--0.5%
        100,000 United States Leasing International, Inc.
                 8.450%, 1/25/05..............................        110,767
        250,000 William Scotsman, Inc.
                 9.875%, 6/01/07..............................        257,500
                                                                 ------------
                                                                      368,267
                                                                 ------------
                LEISURE TIME--1.4%
        250,000 Grand Casino 9.000%, 10/15/04.................        252,500
        150,000 Harvey's Casino Resorts
                 10.625%, 6/01/06.............................        163,313
        250,000 Prime Hospitality Corp.
                 9.750%, 4/01/07..............................        268,750
        100,000 Sun International, Ltd.
                 9.000%, 3/15/07..............................        103,500
        150,000 Wyndham Hotel Corp.
                 10.500%, 5/15/06.............................        173,250
                                                                 ------------
                                                                      961,313
                                                                 ------------
                METAL--0.8%
        250,000 Commonwealth Aluminum Corp. 10.750%, 10/1/06..        268,437
        250,000 Renco Metals, Inc.
                 11.500%, 7/01/03.............................        267,187
                                                                 ------------
                                                                      535,624
                                                                 ------------

      FACE
     AMOUNT                                                         VALUE (A)
                MANUFACTURING--2.5%
 $      250,000 Burke Industries, Inc.
                 10.000%, 8/15/07...............................   $    260,000
        150,000 Clark-Schwebel, Inc.
                 10.500%, 4/15/06...............................        163,313
        250,000 Insilco Corp. 10.250%, 8/15/07..................        262,187
        250,000 International Knife & Saw
                 11.375%, 11/15/06..............................        271,250
        250,000 Jordan Industries, Inc.
                 11.750% 4/01/09................................        147,645
        250,000 Packard Biosciences, Inc.
                 9.375%, 3/01/07................................        241,250
        150,000 Polymer Group, Inc.
                 9.000%, 7/01/07................................        150,000
        250,000 Talley Manufacturing & Technology, Inc. 10.750%,
                 10/15/03.......................................        272,500
                                                                   ------------
                                                                      1,768,145
                                                                   ------------
                MISCELLANEOUS--2.2%
      1,256,650 Mid State Trust VI
                 7.340%, 7/01/35................................      1,289,637
        250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
                 8/31/07........................................        250,000
                                                                   ------------
                                                                      1,539,637
                                                                   ------------
                MORTGAGE--2.4%
      1,690,960 Green Tree Financial Corp.
                 7.070%, 9/15/07................................      1,739,575
                                                                   ------------
                OIL & GAS--1.3%
        250,000 Bellwether Exploration Co.
                 10.875%, 4/01/07...............................        275,000
        150,000 Benton Oil & Gas Co.
                 11.625%, 5/01/03...............................        166,125
        150,000 Cross Timbers Oil Co.
                 9.250%, 4/01/07................................        156,750
        150,000 KCS Energy, Inc.
                 11.000%, 1/15/03...............................        164,438
        200,000 National Energy Group, Inc. 10.750%, 11/01/06...        210,000
                                                                   ------------
                                                                        972,313
                                                                   ------------
                PAPER--1.2%
        200,000 Crown Paper Co.
                 11.000%, 9/01/05...............................        210,500
        400,000 Harnischfeger Industries, Inc.
                 6.875%, 2/15/27................................        414,880
        250,000 Stone Container Corp.
                 12.250%, 4/01/02...............................        255,000
                                                                   ------------
                                                                        880,380
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

      FACE
     AMOUNT                                                         VALUE (A)
                PETROLEUM SERVICES--0.6%
 $      250,000 Dawson Production Services, Inc. 9.375%,
                 2/01/07........................................   $    262,500
        150,000 Parker Drilling Co.
                 9.750%, 11/15/06...............................        162,000
                                                                   ------------
                                                                        424,500
                                                                   ------------
                PHARMACEUTICALS--0.3%
        200,000 Alaris Medical Systems, Inc.
                 9.750%, 12/01/06...............................        209,250
                                                                   ------------
                PLASTICS & PACKAGING--1.5%
        150,000 Berry Plastics 12.250%, 4/15/04.................        164,625
        250,000 Huntsman Packaging Corp.
                 9.125%, 10/01/07...............................        258,125
        150,000 Printpack, Inc. 10.625%, 8/15/06................        159,750
        200,000 Radnor Holdings Corp.
                 10.000%, 12/01/03..............................        208,000
        250,000 Tekni-Plex, Inc. 11.250%, 4/01/07...............        270,000
                                                                   ------------
                                                                      1,060,500
                                                                   ------------
                PRODUCER OF GOODS--2.2%
        400,000 CLN Holdings, Inc.
                 Zero Coupon, 5/15/01...........................        266,000
        100,000 Herff Jones, Inc. 11.000%, 8/15/05..............        108,500
        150,000 Hines Horticulture, Inc.
                 11.750%, 10/15/05..............................        167,063
        250,000 North Atlantic Trading, Inc.
                 11.000%, 7/15/04...............................        262,500
        162,000 Rayovac Corp.
                 10.250%, 11/01/06..............................        176,580
        250,000 Riddell Sports, Inc.
                 10.500%, 7/15/07...............................        260,000
        150,000 Selmer Company, Inc.
                 11.000%, 5/15/05...............................        165,563
        150,000 Shop-Vac Corp. 10.625%, 9/01/03.................        163,313
                                                                   ------------
                                                                      1,569,519
                                                                   ------------
                PUBLISHING--0.6%
        250,000 Garden State Newspapers, Inc. 8.750%, 10/01/09..        251,250
        150,000 Hollinger International
                 9.250%, 2/01/06................................        158,250
                                                                   ------------
                                                                        409,500
                                                                   ------------
                RETAIL--FOOD & DRUG--0.9%
        150,000 Carr-Gottstein Foods Co.
                 12.000%, 11/15/05..............................        167,250
        250,000 Jitney-Jungle Stores
                 12.000%, 3/01/06...............................        283,750

      FACE
     AMOUNT                                                         VALUE (A)
 $      250,000 Pueblo Xtra International
                 9.500%, 8/01/03................................   $    238,125
                                                                   ------------
                                                                        689,125
                                                                   ------------
                RETAIL--1.6%
        250,000 Cole National Group, Inc.
                 9.875%, 12/31/06...............................        267,500
        200,000 Eye Care Centers of America, Inc. 12.000%,
                 10/01/03.......................................        217,500
        150,000 Hills Stores Co. 12.500%, 7/01/03...............        119,250
        500,000 Staples, Inc. 7.125%, 8/15/07...................        514,115
                                                                   ------------
                                                                      1,118,365
                                                                   ------------
                TELECOMMUNICATIONS--1.5%
        250,000 Comcast Cellular Holdings, Inc. 9.500%, 5/01/07.        261,875
        275,000 ICG Holdings, Inc.
                 13.500%, 9/15/05(l)............................        225,844
        200,000 Intermedia Communications
                 12.500%, 5/15/06...............................        158,000
        350,000 International CableTel, Inc.,
                 0/11.500%, 2/01/06(l)..........................        272,125
        200,000 Nextel Communications, Inc., 0/9.750%,
                 8/15/04(l).....................................        178,000
                                                                   ------------
                                                                      1,095,844
                                                                   ------------
                TRANSPORTATION--0.7%
        250,000 Atlantic Express Transportation Corp. 10.750%,
                 2/01/04........................................        265,625
        200,000 Ryder Transportation, Inc.
                 10.000%, 12/01/06..............................        201,000
                                                                   ------------
                                                                        466,625
                                                                   ------------
                U.S. GOVERNMENT--12.4%
      1,020,000 United States Treasury Bonds
                 6.375%, 8/15/27................................      1,076,987
        500,000 United States Treasury Notes
                 6.625%, 3/31/02................................        516,410
      2,500,000 United States Treasury Notes
                 6.250%, 8/31/02................................      2,552,300
      1,000,000 United States Treasury Notes
                 5.875%, 9/30/02................................      1,005,840
        213,925 United States Treasury Notes
                 3.375%, 1/15/07................................        208,442
      3,410,000 United States Treasury Notes
                 6.125%, 8/15/07(m).............................      3,505,719
                                                                   ------------
                                                                      8,865,698
                                                                   ------------
                Total Bonds & Notes
                 (Identified Cost $66,171,925)..................     67,648,869
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

WARRANT--0.0%

      FACE
     AMOUNT                                                          VALUE (A)
 $          250 Urohealth Systems, Inc...........................   $          8
                                                                    ------------
                Total Warrants
                 (Identified Cost $0)............................              8
                                                                    ------------

SHORT-TERM INVESTMENT--19.7%

      FACE
     AMOUNT                                                        VALUE (A)
 $   14,029,000 Repurchase agreement with State Street Bank &
                 Trust dated 12/31/97 at 6.00% to be
                 repurchased at $14,034,144 on 1/02/98
                 collateralized by $9,295,000 U.S. Treasury
                 Bond 10.625% due 8/15/15 with a value of
                 $14,311,419...................................   $ 14,029,000
                                                                  ------------
                Total Short-Term Investment
                 (Identified Cost $14,029,000).................     14,029,000
                                                                  ------------
                Total Investments--114.7%
                 (Identified Cost $80,200,925)(b)..............     81,677,877
                Other assets less liabilities(k)...............    (10,475,932)
                                                                  ------------
                TOTAL NET ASSETS--100%.........................   $ 71,201,945
                                                                  ============

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 1997

                                LOCAL     AGGREGATE               UNREALIZED
    CURRENCY       DELIVERY   CURRENCY       FACE      TOTAL    APPRECIATION/
    CONTRACT         DATE      AMOUNT       VALUE      VALUE    (DEPRECIATION)
Australian Dollar
 (sold)            02/11/98        33,827 $   22,314 $   22,067    $    247
Canadian Dollar
 (sold)            02/11/98     1,481,682  1,043,438  1,038,305       5,133
Deutsche Mark
 (sold)            02/11/98     5,244,691  2,989,621  2,922,607      67,014
Deutsche Mark
 (bought)          02/11/98       412,469    234,092    229,849      (4,243)
Deutsche Mark
 (bought)          02/11/98     1,200,000    679,771    668,700     (11,071)
Italian Lira
 (sold)            02/11/98 1,133,710,174    656,356    640,674      15,682
                                                                   --------
Total Appreciation on Forward Currency contracts..............     $ 72,762
                                                                   ========

(a) See Note 1A.
(b) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $80,202,621 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $1,984,803
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (509,547)
                                                                   ----------
   Net unrealized appreciation...................................  $1,475,256
                                                                   ==========

(c) Denominated in Australian dollars.
(d) Denominated in Canadian Dollars.
(e) Denominated in Danish Krone.
(f) Denominated in German Marks.
(g) Denominated in Italian Lira.
(h) Denominated in New Zealand Dollars.
(i) Denominated in Swedish Krona.
(j) Rights attached.
(k) Including deposits in foreign denominated currencies with a value of $219 and a cost of $223.
(l) Step Bond; Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date and rate.
(m) Portion of or entire principal amount delivered as collateral for reverse repurchase agreements.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(o) Variable or floating rate security. Rate disclosed is as of December 31, 1997.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $81,677,877
 Cash..................................................                      53
 Foreign cash at value (Cost $223).....................                     219
 Receivable for:
 Fund shares sold......................................                 154,503
 Open forward currency
  contracts--net.......................................                  72,762
 Dividends and interest................................               1,130,038
 Miscellaneous.........................................                     399
 Unamortized organization..............................                   3,687
                                                                    -----------
                                                                     83,039,538
LIABILITIES
 Payable for:
 Securities purchased..................................  $8,245,528
 Fund shares redeemed..................................      67,228
 Reverse repurchase agreement..........................   3,465,000
 Withholding taxes.....................................          86
 Interest payable......................................         578
 Accrued expenses:
 Management fees.......................................      34,312
 Deferred trustees' fees...............................       1,883
 Other.................................................      22,978
                                                         ----------
                                                                     11,837,593
                                                                    -----------
                                                                    $71,201,945
                                                                    ===========
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $69,581,546
 Overdistributed net investment income.................                 (14,223)
 Accumulated net realized gains........................                  87,409
 Unrealized appreciation on investments, forward
  contracts and foreign currency.......................               1,547,213
                                                                    -----------
NET ASSETS.............................................             $71,201,945
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($71,201,945 divided by 5,926,550 shares of beneficial
 interest).............................................             $     12.01
                                                                    ===========
Identified cost of investments.........................             $80,200,925
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends.............................................              $    2,187
 Interest..............................................               4,441,579
                                                                     ----------
                                                                      4,443,766
EXPENSES
 Management fees.......................................  $  353,611
 Trustees' fees and expenses...........................      14,258
 Custodian.............................................      57,110
 Audit and tax services................................      13,112
 Legal.................................................      22,022
 Printing..............................................       9,620
 Amortization of organization expenses.................       2,008
 Miscellaneous.........................................       2,971
                                                         ----------
  Total expenses.......................................     474,712
  Less expenses assumed by the
   investment adviser..................................     (12,296)    462,416
                                                         ----------  ----------
NET INVESTMENT INCOME..................................               3,981,350
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS, FORWARD CURRENCY
 CONTRACTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
   Investments--net....................................     888,717
 Foreign currency transactions--net....................     115,836
                                                         ----------
  Total realized gain on
   investments and foreign
   currency transactions...............................   1,004,553
                                                         ----------
 Unrealized appreciation on:
   Investments--net....................................     674,790
 Foreign currency transactions--net....................      99,728
                                                         ----------
  Total unrealized appreciation on
   investments and foreign
   currency transactions...............................     774,518
                                                         ----------
Net gain on investment transactions....................   1,779,071
                                                         ----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS............................................              $5,760,421
                                                                     ==========

(a) Net of foreign taxes of: $93

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $ 1,559,506   $ 3,981,350
 Net realized gain on investments and foreign
  currency transactions.............................      587,758     1,004,553
 Unrealized appreciation on investments, and foreign
  currency transactions.............................      619,201       774,518
                                                      -----------   -----------
 INCREASE IN NET ASSETS FROM OPERATIONS.............    2,766,465     5,760,421
                                                      -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................   (1,704,472)   (4,170,493)
 Net realized gain on investments...................     (518,385)     (739,272)
                                                      -----------   -----------
                                                       (2,222,857)   (4,909,765)
                                                      -----------   -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   29,554,662    45,476,971
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........    1,704,472     4,170,493
 Distributions from net realized gain...............      518,385       739,272
                                                      -----------   -----------
                                                       31,777,519    50,386,736
 Cost of shares redeemed............................   (5,997,600)  (15,843,098)
                                                      -----------   -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   25,779,919    34,543,638
                                                      -----------   -----------
 TOTAL INCREASE IN NET ASSETS.......................   26,323,527    35,394,294
NET ASSETS
 Beginning of the year..............................    9,484,124    35,807,651
                                                      -----------   -----------
 End of the year....................................  $35,807,651   $71,201,945
                                                      ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $    50,354   $    18,251
                                                      ===========   ===========
 End of the year....................................  $    18,251   $   (14,223)
                                                      ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................    2,532,646     3,727,495
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........      144,891       347,510
 Distributions from net realized gain...............       42,731        61,591
                                                      -----------   -----------
                                                        2,720,268     4,136,596
 Redeemed...........................................     (513,384)   (1,291,407)
                                                      -----------   -----------
 Net change.........................................    2,206,884     2,845,189
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

                                   OCTOBER 31, 1994(A)
                                         THROUGH        YEAR    YEAR     YEAR
                                      DECEMBER 31,     ENDED    ENDED    ENDED
                                          1994          1995    1996     1997
                                   ------------------- ------  -------  -------
Net Asset Value, Beginning of
 Year............................        $10.00        $ 9.74  $ 10.85  $ 11.62
                                         ------        ------  -------  -------
Income From Investment Operations
 Net Investment Income...........          0.12          0.58     0.51     0.75
 Net Realized and Unrealized Gain
  (Loss) on Investments..........         (0.26)         1.30     1.05     0.54
                                         ------        ------  -------  -------
 Total From Investment
  Operations.....................         (0.14)         1.88     1.56     1.29
                                         ------        ------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income..............         (0.12)        (0.55)   (0.60)   (0.76)
 Distributions From Net Realized
  Capital Gains..................          0.00         (0.22)   (0.19)   (0.14)
                                         ------        ------  -------  -------
 Total Distributions.............         (0.12)        (0.77)   (0.79)   (0.90)
                                         ------        ------  -------  -------
Net Asset Value, End of Year.....        $ 9.74        $10.85  $ 11.62  $ 12.01
                                         ======        ======  =======  =======
TOTAL RETURN (%).................         (1.40)(c)     19.38    14.36    11.07
Ratio of Operating Expenses to
 Average Net Assets (%)..........          0.85 (b)      0.85     0.85     0.85
Ratio of Net Investment Income to
 Average Net Assets (%)..........          7.05 (b)      8.39     7.79     7.32
Portfolio Turnover Rate (%)......           403 (b)       202      176      258
Net Assets, End of Year (000)....        $3,450        $9,484  $35,808  $71,202
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)...................          2.01 (b)      2.44     1.19     0.87

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
PORTFOLIO MANAGER: CATHERINE BUNTING
BACK BAY ADVISORS, L.P.

[PHOTOGRAPH OF CATHERINE BUNTING APPEARS HERE]

Q. HOW DID BACK BAY ADVISORS BOND INCOME SERIES PERFORM DURING THE LAST YEAR?

A. Very well--the Series finished the period with a total return of 10.90% based on net asset value, reflecting a $2.89 per share gain in net asset value to $108.52 and the reinvestment of distributions totalling $8.59 per share. By comparison, the Series' return exceeded its benchmark, the Lehman Intermediate Government/Corporate Index, which generated a 7.87% return for the same peri-od.

During the year, U.S. corporate bonds and Yankee bonds contributed strongly to the Series' impressive results. Yankee bonds are U.S. dollar-denominated secu-rities issued in the United States by foreign companies. Because these bonds are dollar based, investors have an opportunity to participate in global bond markets--without the currency risk.

Q. DID THE INVESTMENT ENVIRONMENT HELP OR HURT BONDS DURING THE YEAR?

A. The environment was hospitable for bonds. Economic growth was strong, in-terest rates were relatively stable, and inflation was contained--a positive combination for fixed-income investments. For the first nine months of the year, the negligible difference between yields on corporate bonds and on U.S. Treasury bonds translated into fewer attractive opportunities in the U.S. cor-porate market.

In July, several Asian countries devalued their currencies, which had a nega-tive impact on Yankee bonds--even though they are denominated in U.S. dollars. Asian financial troubles resulted in a flight to quality to the U.S. bond mar-ket, where yields declined and bond prices rose.

Q. HOW DID YOU STRUCTURE THE PORTFOLIO IN VIEW OF THESE CONDITIONS?

A. I maintained my strategy of investing in high-quality fixed-income securi-ties. On December 31, 1997, 49.1% of the portfolio was invested in domestic corporate bonds, with 34.6% of the portfolio in so-called defensive domestic industries such as cable, media, utilities and telecommunications. These bonds benefited from continued strong U.S. economic growth and a wave of corporate merger activity. For example, in the telecommunications sector, the Series in-vested in MFS Communications and WorldCom, Inc. These companies merged a few months ago and, soon afterward, bond rating agencies upgraded the credit qual-ity of the newly formed company's bonds.

At the end of the year, 20.5% of the portfolio was invested in U.S. Treasurys, agency bonds and mortgage-backed securities. When interest rates fall, under-lying mortgage holders tend to refinance their debt, forcing investors to re-invest the proceeds from prepaid loans, usually at lower prevailing rates. The mortgage holdings included lower-coupon GNMA securities with fixed interest payments of 7.0% to 9.0%. These securities performed well because they were less likely than higher-coupon securities to be prepaid when long-term inter-est rates fell.

Dollar-denominated Canadian bonds accounted for 7% of the Series' assets at year end. The Series held investments in emerging markets, including a 0.23% position in Pemex, the Mexican oil company, which was only mildly affected by problems in Asia. Overall, the Series' investments were well insulated from the Asian financial turmoil.

Q. WHAT STEPS DID YOU TAKE GIVEN THE DECLINING INTEREST RATE ENVIRONMENT?

A. Throughout the 12 months, I kept the portfolio's duration relatively long. Duration is a measure of a bond's sensitivity to interest rate changes. The longer a bond's duration, the more its price reacts to changes in rates--ris-ing when interest rates fall and declining when interest rates rise. I believe the portfolio's relatively long duration contributed to gains in the Series' share price.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. I am optimistic but cautious. The problems in Asia could brake U.S. eco-nomic growth, which would help keep inflation at relatively modest levels. These factors should foster relatively stable government and corporate bond markets. To capture the best possible yields, I am likely to emphasize longer-duration bonds. Meanwhile, to help manage price fluctuations, I am maintaining the Series emphasis on high-quality corporate bonds in defensive areas of the economy, those that I believe will be unaffected by any continuing problems in the Far East.

 A $10,000 Investment Compared to the Lehman Brothers Intermediate Government
                Corporate Bond Index/5/ and the Cost of Living

                          [LINE GRAPH APPEARS HERE]

                      Bond Income       Lehman        Lehman Cost
                        Series        Gov't/corp       of Living
                      -----------     ----------      -----------
        12/31/87        10,000          10,000          10,000
        12/31/88        10,837          10,678          10,442
        12/31/89        12,169          12,041          10,928
        12/31/90        13,153          13,145          11,595
        12/31/91        15,515          15,068          11,950
        12/31/92        16,785          16,148          12,297
        12/31/93        18,901          17,567          12,635
        12/31/94        18,266          17,228          12,972
        12/31/95        22,137          19,866          13,302
        12/31/96        23,158          20,673          13,743
        12/31/97        25,682          22,300          13,995

[X] FUND FACTS
    BACK BAY ADVISORS BOND INCOME SERIES

GOAL: A high level of current income consistent with the protection of capital and moderate investment risk.

START DATE: August 26, 1983

SIZE: $203 million as of December 31, 1997

MANAGER: Catherine Bunting has managed the Series since 1989. She has also acted as portfolio manager of New England Bond Income Fund since 1989. She joined Back Bay Advisors in April 1987.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--94.4% OF TOTAL NET ASSETS

    FACE
   AMOUNT                                                           VALUE (A)

             BROADCASTING--5.1%
 $ 1,500,000 Cablevision Systems Corp., 7.875%, 12/15/07........   $  1,535,235
   3,100,000 Continental Cablevision, Inc., 9.500%, 8/01/13.....      3,622,567
   1,500,000 Tele-Communications, Inc., 9.800%, 2/01/12.........      1,853,490
   2,935,000 Tele-Communications, Inc., 9.250%, 1/15/23.........      3,343,053
                                                                   ------------
                                                                     10,354,345
                                                                   ------------
             CONTAINERS--0.5%
   1,000,000 Owens Illinois, Inc., 8.100%, 5/15/07..............      1,073,060
                                                                   ------------
             ELECTRIC UTILITIES--6.5%
   5,800,000 Arizona Public Service Corp., 8.000%, 12/30/15.....      6,306,050
   1,500,000 CalEnergy, Inc., 9.500%, 9/15/06...................      1,635,000
   1,000,000 CalEnergy, Inc., 7.630%, 10/15/07..................      1,007,410
   1,250,000 Niagara Mohawk Power Corp., 5.875%, 9/01/02........      1,202,963
   1,000,000 Ohio Edison Corp., 8.680%, 6/01/17.................      1,089,790
   1,700,000 Texas Utilities Electric Co., 8.875%, 2/01/22......      1,892,967
                                                                   ------------
                                                                     13,134,180
                                                                   ------------
             FEDERAL AGENCIES--7.6%
      39,143 Federal Home Loan Bank,
              9.000%, with various maturities to 2001...........         40,661
   7,087,698 Government National Mortgage Association, 7.000%
              with various maturities to 2025...................      7,149,715
   6,017,794 Government National Mortgage Association, 7.500%
              with various maturities to 2025...................      6,170,104
   1,746,008 Government National Mortgage Association, 8.500%
              with various maturities to 2022...................      1,834,949
     218,606 Government National Mortgage Association, 9.000%,
              10/15/16..........................................        233,909
                                                                   ------------
                                                                     15,429,338
                                                                   ------------
             FINANCIAL--12.2%
   2,500,000 American General Financing, 8.450%, 10/15/09.......      2,876,325
   2,500,000 Associates Corporation of North America, 7.950%,
              2/15/10...........................................      2,791,425
   5,660,000 Associates Corporation of North America, 8.550%,
              7/15/09...........................................      6,621,011
   2,942,000 EIP Funding Corp., 10.250%, 10/01/12...............      3,440,139

    FACE
   AMOUNT                                                           VALUE (A)

 $ 3,000,000 Intermediate American Development Bank, 6.375%,
              10/22/07..........................................   $  3,053,190
   1,800,000 Pitney Bowes Credit Corp., 8.550%, 9/15/09.........      2,127,996
   3,750,000 Toronto Dominion Bank, 7.875%, 8/15/04.............      3,844,350
                                                                   ------------
                                                                     24,754,436
                                                                   ------------
             FOREIGN--6.3%
   4,500,000 British Columbia Province Canada, 7.750%,
              6/16/03(c)........................................      3,456,502
   7,665,000 Government of Canada, 8.000%, 6/01/23(c)...........      6,760,948
  15,000,000 Ontario Hydro, Zero Coupon, 11/27/20(c)............      2,454,472
   1,050,000 Ontario Hydro, Zero Coupon, 8/06/21(c).............        164,438
                                                                   ------------
                                                                     12,836,360
                                                                   ------------
             PAPER--0.8%
     501,844 Fort Howard Trust, 11.000%, 1/02/02................        525,054
   1,000,000 Pope and Talbot, Inc., 8.375%, 6/01/13.............      1,057,740
                                                                   ------------
                                                                      1,582,794
                                                                   ------------
             PUBLISHING--2.8%
   2,150,000 Golden Books Publishing, Inc., 7.650%, 9/15/02.....      2,074,750
   1,500,000 News America Holdings, Inc., 7.750%, 2/01/24.......      1,578,075
   1,300,000 News America Holdings, Inc., 8.250%, 8/10/18.......      1,434,823
     500,000 Time Warner, Inc. 9.150%, 2/01/23..................        615,095
                                                                   ------------
                                                                      5,702,743
                                                                   ------------
             RAILROADS--1.0%
   2,000,000 Norfolk Southern Corp., 7.050%, 5/01/37............      2,122,880
                                                                   ------------
             TELECOMMUNICATIONS--12.6%
   2,300,000 AT&T Corp., 8.350%, 1/15/25........................      2,539,268
   3,000,000 Bellsouth Telecomm, Inc., 5.850%, 11/15/45.........      3,008,310
   6,000,000 GTE Corp., 7.900%, 2/01/27.........................      6,303,840
   5,000,000 MCI Communications 7.500%, 8/20/04.................      5,275,000
   1,000,000 MCI Communications 7.750%, 3/15/24.................      1,035,340
   1,000,000 Total Access Communication, 8.375%, 11/04/06.......        620,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

    FACE
   AMOUNT                                                           VALUE (A)

             TELECOMMUNICATIONS--(CONTINUED)
 $ 3,761,000 WorldCom Inc., 8.875%, 1/15/06.....................   $  4,047,776
   2,500,000 WorldCom Inc., 7.750%, 4/01/07.....................      2,684,725
                                                                   ------------
                                                                     25,514,259
                                                                   ------------
             U.S. GOVERNMENT--20.5%
   5,000,000 U.S. Treasury Bonds, 6.375%, 8/15/27...............      5,279,350
  10,000,000 U.S. Treasury Notes, 5.750%, 8/15/03...............     10,008,700
   1,500,000 U.S. Treasury Notes, 6.375%, 7/15/99...............      1,517,055
   2,500,000 U.S. Treasury Notes, 6.500%, 8/15/05...............      2,609,450
   6,500,000 U.S. Treasury Notes, 6.875%, 7/30/99...............      6,618,365
   3,500,000 U.S. Treasury Notes, 8.000%, 5/15/01...............      3,739,925
   9,000,000 U.S. Treasury Notes, 8.500%, 11/15/00..............      9,662,310
   2,000,000 U.S. Treasury Notes, 6.125%, 8/15/07...............      2,056,140
                                                                   ------------
                                                                     41,491,295
                                                                   ------------
             UTILITIES--(DIVERSIFIED)--7.6%
   2,000,000 Long Island Lighting Co., 9.000%, 11/01/22.........      2,227,180
   4,400,000 Long Island Lighting Co., 8.200%, 3/15/23..........      4,761,416
   1,250,000 New York State Electric & Gas Co., 8.875%,
              11/01/21..........................................      1,376,775
   5,000,000 Tennessee Valley Authority, 6.125%, 7/15/03........      4,996,400
   2,000,000 Tennessee Valley Authority, 6.750%, 11/01/25.......      2,111,720
                                                                   ------------
                                                                     15,473,491
                                                                   ------------
             YANKEE--10.9%
     900,000 British Columbia Hydro & Power, 12.500%, 9/01/13...        969,894
   1,000,000 British Columbia Hydro & Power, 12.500%, 1/15/14...      1,098,330
   3,500,000 Hydro Quebec, 8.050%, 7/07/24......................      4,058,005
   3,500,000 Merita Bank, Ltd., 7.150%, 12/29/49................      3,552,115
     500,000 Pemex Petroleos Mexicanos, 8.625%, 12/01/23........        474,865
   3,500,000 Petroleos Mexicanos, 144A, 9.000%, 6/01/07 (d).....      3,506,475
   2,900,000 Petroleos Mexicanos, 144A, 8.625%, 12/01/23(d).....      2,754,217

    FACE
   AMOUNT                                                          VALUE (A)

 $   750,000 Republic of Argentina 11.375%, 1/30/17............   $    824,063
   2,900,000 Republic of Colombia, 8.660%, 10/07/16............      2,990,190
   2,000,000 Republic of Colombia, 7.250%, 2/23/04.............      1,899,500
                                                                  ------------
                                                                    22,127,654
                                                                  ------------
             Total Bonds and Notes
              (Identified Cost $185,872,907)...................    191,596,835
                                                                  ------------

SHORT-TERM INVESTMENTS--6.4%

   3,302,000 American Express Credit Corp., 5.750%, 1/02/98....      3,301,473
   9,589,000 Household Finance Corp., 6.500%, 1/02/98..........      9,587,269
                                                                  ------------
             Total Short-Term Investments (Identified Cost
              $12,888,742).....................................     12,888,742
                                                                  ------------
             Total Investments--100.8%
              (Identified Cost $198,761,649)(b)................    204,485,577
             Other assets less liabilities.....................     (1,597,594)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $202,887,983
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $198,815,054 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost....................................   $  7,072,232
             Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value..................................     (1,401,709)
                                                                  ------------
             Net unrealized appreciation.......................   $  5,670,523
                                                                  ============

(c) Denominated in Canadian Dollars.
(d) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value................................             $204,485,577
 Cash................................................                    5,107
 Receivable for:
 Fund shares sold....................................                  425,820
 Interest............................................                3,771,716
                                                                  ------------
                                                                   208,688,220
LIABILITIES
 Payable for:
 Securities purchased................................  $5,392,075
 Fund shares redeemed................................     276,799
 Accrued expenses:
 Management fees.....................................      67,887
 Deferred trustees' fees.............................      42,712
 Other...............................................      20,764
                                                       ----------
                                                                     5,800,237
                                                                  ------------
                                                                  $202,887,983
                                                                  ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.....................................             $196,844,831
 Overdistributed net investment income...............                     (939)
 Accumulated net realized gains......................                  320,163
 Unrealized appreciation on investments..............                5,723,928
                                                                  ------------
NET ASSETS...........................................             $202,887,983
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($202,887,983 divided by 1,869,650 shares of
 beneficial interest)................................             $     108.52
                                                                  ============
Identified cost of investments.......................             $198,761,649
                                                                  ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Interest...............................................             $13,994,029
EXPENSES
 Management fees........................................  $ 747,372
 Trustees' fees and expenses............................     30,258
 Custodian..............................................     92,350
 Audit and tax services.................................      9,661
 Legal..................................................     22,022
 Printing...............................................     58,902
 Miscellaneous..........................................      3,602
                                                          ---------
  Total expenses........................................                 964,167
                                                                     -----------
NET INVESTMENT INCOME...................................              13,029,862
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
 Realized gain (loss) on:
 Investments--net.......................................  1,701,423
 Foreign currency transactions--net.....................    (96,767)
                                                          ---------
  Total realized gain on investments and foreign
   currency transactions................................  1,604,656
                                                          ---------
 Unrealized appreciation on:
 Investments--net.......................................  4,839,400
 Foreign currency transactions--net.....................        180
                                                          ---------
  Total unrealized appreciation on investments and
   foreign currency transactions........................  4,839,580
                                                          ---------
Net gain on investment transactions.....................               6,444,236
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............             $19,474,098
                                                                     ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $ 12,169,158  $ 13,029,862
 Net realized gain on investments and foreign
  currency transactions............................     1,434,380     1,604,656
 Unrealized appreciation (depreciation) on
  investments, and foreign currency transactions...    (5,669,381)    4,839,580
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............     7,934,157    19,474,098
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................   (12,191,823)  (13,039,485)
 Net realized gain on investments..................      (496,515)   (1,850,904)
                                                     ------------  ------------
                                                      (12,688,338)  (14,890,389)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    53,162,089    54,067,705
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........    12,191,823    13,039,485
 Distributions from net realized gain..............       496,515     1,850,904
                                                     ------------  ------------
                                                       65,850,427    68,958,094
 Cost of shares redeemed...........................   (43,449,240)  (51,012,776)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    22,401,187    17,945,318
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    17,647,006    22,529,027
NET ASSETS
 Beginning of the year.............................   162,711,950   180,358,956
                                                     ------------  ------------
 End of the year...................................  $180,358,956  $202,887,983
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
 Beginning of the year.............................  $     53,292  $    146,994
                                                     ============  ============
 End of the year...................................  $    146,994  $       (939)
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       491,882       489,276
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........       114,880       120,361
 Distributions from net realized gain..............         4,700        16,902
                                                     ------------  ------------
                                                          611,462       626,539
 Redeemed..........................................      (401,180)     (464,412)
                                                     ------------  ------------
 Net change........................................       210,282       162,127
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1993      1994      1995      1996      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 103.47  $ 106.14  $  95.53  $ 108.67  $ 105.63
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      5.70      7.05      7.34      7.72      7.43
 Net Realized and Unrealized
  Gain (Loss) on Investments.      7.38    (10.61)    12.85     (2.70)     4.05
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     13.08     (3.56)    20.19      5.02     11.48
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (6.20)    (7.05)    (7.05)    (7.74)    (7.51)
 Distributions in Excess of
  Net Investment Income......     (0.05)     0.00      0.00      0.00      0.00
 Distributions From Net
  Realized Capital Gains.....     (4.16)     0.00      0.00     (0.32)    (1.08)
                               --------  --------  --------  --------  --------
 Total Distributions.........    (10.41)    (7.05)    (7.05)    (8.06)    (8.59)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 106.14  $  95.53  $ 108.67  $ 105.63  $ 108.52
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............     12.61     (3.36)    21.20      4.61     10.90
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.43      0.44      0.55      0.52      0.52
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      6.47      6.75      7.22      7.22      6.97
Portfolio Turnover Rate (%)..       177        82        73        98        40
Net Assets, End of Year
 (000).......................  $131,242  $126,234  $162,712  $180,359  $202,888

                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN AND ROGER LAVAN
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTOGRAPH OF STEVEN GUTERMAN APPEARS HERE]

[PHOTOGRAPH OF ROGER LAVAN APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING 1997?

A. The Salomon Brothers U.S. Government Series posted an 8.57% return (based on net asset value) in 1997. This performance compares favorably versus the Lehman Intermediate Government Index, the Series' benchmark, which returned 7.72% over the same period.

Economic conditions in the United States remained surprisingly favorable throughout 1997. The combination of moderate growth and low inflation sup-ported the financial markets. The Federal Reserve's decision to raise interest rates in March was widely anticipated, and since then, the market continued to be comforted by the fact that strong growth did not translate into higher in-flation readings. The turmoil in Asian markets reverberated throughout the world later in the year, and the resultant dampening effects are likely to keep the Fed on hold for the near term.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. Early in 1997, bonds sold off on the expectation that strong U.S. economic growth would begin to translate into higher inflation readings. Following the March tightening by the Fed-- when long bond yields were more than 7%--infla-tion unexpectedly continued to decline. This led to a rally in U.S. fixed-income securities, and yields fell some 75 basis points through the summer. The rally continued in the fall, when it was widely believed that the Asian crisis would slow economic growth in the United States to more sustainable levels. The Series' strong performance reflects the continued overweight posi-tion in mortgage-backed securities. Indeed, mortgages (as measured by the un-managed Salomon Brothers Mortgage Index) posted returns of 9.27% in 1997, which on a duration-adjusted basis outdistanced benchmark Treasurys by approx-imately 132 basis points. The Series' performance was also helped by the slightly longer duration position relative to the benchmark since midyear.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

A. As we move into 1998, the effects of the turmoil in Asia will continue. While we believe that the direct impact on the U.S. will be limited, the indi-rect effects could be larger. The weakness in Asia should dampen U.S. growth to sustainable levels, offsetting strength in housing and other consumer sec-tors. This should also serve to curb mounting pressure in the labor force. We believe that the inflation picture will improve going forward, as price compe-tition in commodities and produced goods from countries such as Korea and Ja-pan keep U.S. prices in check. This combination of slower growth and lower in-flation should benefit financial assets in 1998. Barring a significant decline in interest rates, we believe that additional spreads from mortgages will lead to higher returns versus Treasuries.

     A $10,000 Investment Compared to Lehman Intermediate Gov't. Index/5/

                           [LINE GRAPH APPEARS HERE]

                                   Salomon US       Lehman Intermediate
                                     Gov't               Government
                                   ----------       -------------------
            10/31/94                 10,000                10,000
            12/31/94                 10,060                 9,989
            12/31/95                 11,571                11,430
            12/31/96                 11,955                11,894
            12/31/97                 12,979                12,832


[X] FUND FACTS

GOAL: A high level of current income consistent with the preservation of capital and maintenance of liquidity.

START DATE: October 31, 1994

SIZE: $22 million as of December 31, 1997

MANAGERS: Steven Guterman and Roger Lavan have managed the Series since its inception in 1994. Mr. Guterman and Mr. Lavan have also managed the Salomon Brothers Investment Series--U.S. Government Income Fund since March 1995 and the North American U.S. Government Securities Fund since January 1992. They both joined Salomon Brothers Asset Management Inc in 1990.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--84.5% OF TOTAL NET ASSETS

    FACE
   AMOUNT                                                             VALUE (A)
            FEDERAL AGENCY--62.5%
 $  300,000 Federal Home Loan Banks
             5.940%, 6/13/00......................................   $   300,933
    281,016 Federal Home Loan Mortgage
             7.500%, 5/01/07......................................       286,636
     19,675 Federal Home Loan Mortgage
             6.000%, 10/01/10.....................................        19,367
    380,446 Federal Home Loan Mortgage
             7.000%, 7/01/11......................................       386,510
     64,618 Federal Home Loan Mortgage
             11.750%, 1/01/12.....................................        73,180
    378,368 Federal Home Loan Mortgage
             8.250%, 4/01/17......................................       397,279
    381,514 Federal Home Loan Mortgage
             8.000%, 12/01/19.....................................       391,288
  1,081,712 Federal Home Loan Mortgage
             8.000%, 7/01/20......................................     1,133,093
    246,477 Federal Home Loan Mortgage
             7.000%, 4/15/21......................................       249,250
     58,794 Federal Home Loan Mortgage
             6.500%, 5/01/26......................................        58,151
     55,948 Federal Home Loan Mortgage
             6.500%, 6/01/26......................................        55,336
    859,379 Federal Home Loan Mortgage
             6.500%, 7/01/26......................................       849,977
    500,000 Federal Home Loan Mortgage
             6.500%, 12/01/2099...................................       500,780
    750,000 Federal National Mortgage Association 6.740%, 8/25/07.       774,141
     27,411 Federal National Mortgage Association 14.500%,
             11/15/14.............................................        33,741
     15,791 Federal National Mortgage Association 12.500%,
             8/01/15..............................................        18,648
     76,962 Federal National Mortgage Association 12.500%,
             9/20/15..............................................        91,657
    658,378 Federal National Mortgage Association 12.000%,
             10/01/15.............................................       765,489
     74,100 Federal National Mortgage Association 13.000%,
             11/15/15.............................................        88,804
     39,635 Federal National Mortgage Association 12.000%,
             1/15/16..............................................        46,454
    363,056 Federal National Mortgage Association 12.500%,
             1/01/16..............................................       427,838
    600,000 Federal National Mortgage Association 6.909%, 6/25/16.       615,938
     25,593 Federal National Mortgage Association 11.500%,
             9/01/19..............................................        29,712
    417,382 Federal National Mortgage Association 6.500%, 3/01/26.       412,946
  1,830,000 Federal National Mortgage Association TBA 6.500%,
             1/01/99..............................................     1,832,288
    900,000 Federal National Mortgage Association TBA 6.500%,
             1/01/99..............................................       888,750
  2,350,000 Federal National Mortgage Association TBA 7.000%,
             1/01/99..............................................     2,366,873

    FACE
   AMOUNT                                                           VALUE (A)
 $  147,197 Government National Mortgage Association TBA 9.000%,
             10/20/16...........................................   $   159,109
    272,815 Government National Mortgage Association TBA 9.000%,
             12/15/16...........................................       294,316
    300,000 Student Loan Marketing Association 7.500%, 3/08/00..       310,716
                                                                   -----------
                                                                    13,859,200
                                                                   -----------
            U.S. TREASURY--22.0%
    100,000 U.S. Treasury Bonds 6.375%, 8/15/27.................       105,469
    200,000 U.S. Treasury Notes 6.500%, 5/31/01.................       204,824
    450,000 U.S. Treasury Notes 6.000%, 8/31/02.................       459,414
    500,000 U.S. Treasury Notes 5.875%, 9/30/02.................       502,920
  1,400,000 U.S. Treasury Notes 6.625%, 5/15/07.................     1,482,460
  2,050,000 U.S. Treasury Notes 6.125%, 8/15/07(c)..............     2,107,543
                                                                   -----------
                                                                     4,862,630
                                                                   -----------
            Total Bonds & Notes
             (Identified Cost $18,515,250)......................    18,721,830
                                                                   -----------

SHORT-TERM INVESTMENTS--49.4%

  5,466,000 Repurchase agreement with Merrill Lynch dated
             12/31/97 at 6.00% to be repurchased at $5,468,004
             on 1/02/98 collateralized by $5,330,000 U.S.
             Treasury Note 6.50% due 8/31/01 with a value of
             $5,576,513.........................................     5,466,000
  5,466,000 Repurchase agreement with State Street Bank & Trust dated 12/31/97 at 6.00% to be repurchased at
             $5,467,822 on 1/02/98 collateralized by $3,625,000
             U.S. Treasury Bond 10.625% due 8/15/15 with a value
             of $5,581,376......................................     5,466,000
                                                                   -----------
            Total Short-Term Investments
             (Identified Cost $10,932,000)......................    10,932,000
                                                                   -----------
            Total Investments--133.9%
             (Identified Cost $29,447,250)(b)...................    29,653,830
            Liabilities.........................................    (7,510,483)
                                                                   -----------
            TOTAL NET ASSETS--100%..............................   $22,143,347
                                                                   ===========

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $29,454,641 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................. $220,895
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value.................  (21,706)
                                                                     --------
   Net unrealized appreciation...................................... $199,189
                                                                     ========

  (c)Portion of or entire principal amount delivered as collateral for reverse repurchase agreement.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $29,653,830
 Cash..................................................                     386
 Receivable for:
 Fund shares sold......................................                  81,623
 Dividends and interest................................                 165,215
 Due from advisor......................................                   2,536
 Unamortized organization..............................                   3,687
                                                                    -----------
                                                                     29,907,277
LIABILITIES
 Payable for:
 Securities purchased..................................  $5,583,312
 Reverse repurchase agreement..........................   1,890,000
 Fund shares redeemed..................................     263,329
 Interest payable......................................         300
 Miscellaneous.........................................       1,573
 Accrued expenses:
 Management fees.......................................       5,774
 Deferred trustees' fees...............................       1,790
 Other.................................................      17,852
                                                         ----------
                                                                      7,763,930
                                                                    -----------
                                                                    $22,143,347
                                                                    ===========
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $21,939,786
 Accumulated net realized losses.......................                  (3,019)
 Unrealized appreciation on investments................                 206,580
                                                                    -----------
NET ASSETS.............................................             $22,143,347
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($22,143,347 divided by 1,988,617 shares of beneficial
 interest).............................................             $     11.14
                                                                    ===========
 Identified cost of investments........................             $29,447,250
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Interest..............................................            $1,201,589
                                                                   ----------
EXPENSES
 Management fees.......................................  $ 92,762
 Trustees' fees and expenses...........................    13,813
 Custodian.............................................    16,269
 Audit and tax services................................    12,421
 Legal.................................................    22,022
 Printing..............................................     2,547
 Amortization of organization expenses.................     2,008
 Miscellaneous.........................................     2,856
                                                         --------
  Total expenses.......................................   164,698
  Less expenses
   assumed by the
   investment
   adviser.............................................   (46,636)    118,062
                                                         --------  ----------
NET INVESTMENT
 INCOME................................................             1,083,527
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net......................................               78,575
 Unrealized appreciation on:
  Investments--net......................................              227,116
                                                                   ----------
Net gain on investment transactions.....................              305,691
                                                                   ----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS............................................            $1,389,218
                                                                   ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $   664,231   $ 1,083,527
 Net realized gain on investments...................        1,275        78,575
 Unrealized appreciation (depreciation) on
  investments.......................................     (214,900)      227,116
                                                      -----------   -----------
 INCREASE IN NET ASSETS FROM OPERATIONS.............      450,606     1,389,218
                                                      -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................     (639,626)   (1,038,280)
 Net realized gain on investments...................      (16,259)     (154,231)
                                                      -----------   -----------
                                                         (655,885)   (1,192,511)
                                                      -----------   -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................    9,363,646    14,986,752
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........      639,626     1,038,280
 Distributions from net realized gain...............       16,259       154,231
                                                      -----------   -----------
                                                       10,019,531    16,179,263
 Cost of shares redeemed............................   (4,145,624)   (7,443,287)
                                                      -----------   -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................    5,873,907     8,735,976
                                                      -----------   -----------
 TOTAL INCREASE IN NET ASSETS.......................    5,668,628     8,932,683
NET ASSETS
 Beginning of the year..............................    7,542,036    13,210,664
                                                      -----------   -----------
 End of the year....................................  $13,210,664   $22,143,347
                                                      ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $       735   $     6,776
                                                      ===========   ===========
 End of the year....................................  $     6,776   $         0
                                                      ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................      852,094     1,328,315
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........       58,698        93,361
 Distributions from net realized gain...............            0        13,834
                                                      -----------   -----------
                                                          910,792     1,435,510
 Redeemed...........................................     (374,295)     (666,852)
                                                      -----------   -----------
 Net change.........................................      536,497       768,658
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

                                   OCTOBER 31, 1994(A)
                                         THROUGH        YEAR    YEAR     YEAR
                                      DECEMBER 31,     ENDED    ENDED    ENDED
                                          1994          1995    1996     1997
                                   ------------------- ------  -------  -------
Net Asset Value, Beginning of
 Year............................        $10.00        $ 9.96  $ 11.04  $ 10.83
                                         ------        ------  -------  -------
Income From Investment Operations
 Net Investment Income...........          0.10          0.33     0.58     0.53
 Net Realized and Unrealized Gain
  (Loss) on Investments..........         (0.04)         1.16    (0.21)    0.40
                                         ------        ------  -------  -------
 Total From Investment
  Operations.....................          0.06          1.49     0.37     0.93
                                         ------        ------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income..............         (0.10)        (0.33)   (0.56)   (0.53)
 Distributions From Net Realized
  Capital Gains..................          0.00         (0.08)   (0.02)   (0.05)
 Distributions in Excess of net
  realized Capital Gain..........          0.00          0.00     0.00    (0.04)
                                         ------        ------  -------  -------
 Total Distributions.............         (0.10)        (0.41)   (0.58)   (0.62)
                                         ------        ------  -------  -------
Net Asset Value, End of Year.....        $ 9.96        $11.04  $ 10.83  $ 11.14
                                         ======        ======  =======  =======
TOTAL RETURN (%).................          0.60(c)      15.02     3.31     8.57
Ratio of Operating Expenses to
 Average Net Assets (%)..........          0.70(b)       0.70     0.70     0.70
Ratio of Net Investment Income to
 Average Net Assets (%)..........          5.70(b)       5.62     6.13     6.42
Portfolio Turnover Rate (%)......         1,409(b)        415      388      572
Net Assets, End of Year (000)....        $2,012        $7,542  $13,211  $22,143
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)...................          2.54(b)       2.90     1.37     0.98

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MONEY MARKET SERIES
PORTFOLIO MANAGER: JOHN MALONEY
BACK BAY ADVISORS, L.P.

[PHOTOGRAPH OF JOHN MALONEY APPEARS HERE]

Q. HOW DID THE BACK BAY ADVISORS MONEY MARKET SERIES PERFORM OVER THE LAST
YEAR?

A. Although long-term interest rates declined during the period, short-term rates remained relatively stable, as the Federal Reserve Board kept the Fed-eral Funds rate at 5.5%. The Federal Funds rate is the rate at which banks lend to each other overnight and is the benchmark for short-term interest rates.

In this environment, the Back Bay Advisors Money Market Series provided competitive money market yields while maintaining a constant $100* share price. For the year ended December 31, 1997, the Series provided a total return of 5.20%, which included the reinvestment of $5.08 per share in income distributions. The Series' seven-day yield at year-end was 5.27%.

Q. WHAT STRATEGIES DID YOU USE IN MANAGING THE PORTFOLIO DURING THAT TIME?

A. In a period when short-term interest rates remained in a fairly narrow range, we worked to maximize returns by managing the average maturity of the Money Market Series. We purchased securities with longer maturities when their yields rose in comparison to those of securities with shorter maturities, and invested in instruments with shorter maturities when they provided similar yields to those with longer maturities. This strategy helped us to lock in rates while they hovered near the top of their range during the period. As in the past, we concentrated on commercial paper, supplemented by the certifi-cates of deposit of both domestic and foreign banks. During the period, we held obligations of Japanese banks, which had matured by year-end. The Series' average maturity stood at 42.4 days, as of December 31, 1997.

Q. WHAT IS YOUR OUTLOOK FOR MONEY MARKET INSTRUMENTS FOR 1998?

A. With the economy continuing to grow at a rate in excess of 3% and unemploy-ment at historically low levels, we normally would anticipate the Federal Re-serve Board to raise interest rates. However, the events in Asia during the fourth quarter have clouded the economic outlook for 1998 and the direction of interest rates. The Federal Reserve will likely monitor the lingering effects of the Asian financial turmoil on the U.S. economy before adjusting monetary policy. Investors' attempts to anticipate the next Fed policy move may create some volatility in interest rates.

[X] FUND FACTS

GOAL: The highest possible level of current income consistent with the preservation of capital.

START DATE: August 26, 1983

SIZE: $111 million as of December 31, 1997

MANAGER: John Maloney has served as portfolio manager since 1996. Mr. Maloney also manages the New England Tax Exempt Money Market Trust.

*Money market funds are neither insured nor guaranteed by the U.S. Government. This Series seeks but cannot assure a stable share price of $100.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

INVESTMENTS--98.9% OF TOTAL NET ASSETS

    FACE                                         INTEREST MATURITY
   VALUE    DESCRIPTION                            RATE     DATE    VALUE (A)
            BANK NOTE--2.7%
 $3,000,000 Morgan Guaranty Trust New York....    5.365%  02/19/98 $  2,999,786
                                                                   ------------
            Total Bank Note (Cost $2,999,786).                        2,999,786
                                                                   ------------
            CERTIFICATES OF DEPOSIT--14.1%
  1,000,000 Svenska Handelsbank...............    5.780%  01/07/98    1,000,015
  1,300,000 Societe Generale New York.........    5.810%  02/03/98    1,299,899
  2,364,000 Canadian Imperial.................    5.685%  03/02/98    2,362,800
  2,000,000 Banque National De Paris..........    5.860%  03/09/98    2,000,210
  3,000,000 Societe Generale New York.........    5.970%  03/18/98    3,000,471
  5,000,000 Royal Bank of Canada..............    5.950%  03/24/98    5,000,547
  1,000,000 Societe Generale New York.........    6.190%  05/11/98    1,000,881
                                                                   ------------
            Total Certificates of Deposit
             (Cost $15,664,823)...............                       15,664,823
                                                                   ------------
            CERTIFICATES OF DEPOSIT--EURO
             DOLLAR--4.5%
  2,000,000 Sanwa Bank........................    5.680%  01/02/98    1,999,996
  3,000,000 Barclays Bank.....................    5.670%  02/10/98    2,999,692
                                                                   ------------
            Total Certificates of Deposit--
             Euro Dollar (Cost $4,999,688)....                        4,999,688
                                                                   ------------
            COMMERCIAL PAPER--77.6%
            ASSET BACKED--3.5%
  1,855,000 Clipper Receivables Corp. ........    5.620%  01/23/98    1,848,629
  2,000,000 Clipper Receivables Corp. ........    5.900%  01/29/98    1,990,822
                                                                   ------------
                                                                      3,839,451
                                                                   ------------
            AUTOMOTIVE--11.5%
    480,000 Ford Motor Credit Corp. ..........    5.600%  01/07/98      479,552
    705,000 American Honda Finance............    5.920%  01/09/98      704,073
  1,000,000 PACCAR Financial Corp. ...........    5.620%  01/12/98      998,283
  2,325,000 Ford Motor Credit Corp. ..........    5.510%  01/16/98    2,319,662
    800,000 Ford Motor Credit Corp. ..........    5.600%  01/16/98      798,133
    270,000 Ford Motor Credit Corp. ..........    5.600%  01/21/98      269,160
  1,500,000 Ford Motor Credit Corp. ..........    5.600%  01/22/98    1,495,100
    655,000 American Honda Finance............    5.850%  01/27/98      652,233
  1,700,000 General Motors Acceptance Corp. ..    5.570%  02/17/98    1,687,638
  1,500,000 General Motors Acceptance Corp. ..    5.580%  02/17/98    1,489,073
  1,000,000 General Motors Acceptance Corp. ..    5.710%  03/09/98      989,373
  1,000,000 General Motors Acceptance Corp. ..    5.620%  03/10/98      989,384
                                                                   ------------
                                                                     12,871,664
                                                                   ------------
            BANKING--13.4%
  2,310,000 UBS Finance Delaware, Inc. .......    6.500%  01/02/98    2,309,583
  4,000,000 Bankers Trust NY Corp. ...........    5.560%  01/12/98    3,993,204
  1,240,000 Banque National de Paris..........    5.700%  01/12/98    1,237,840
  1,000,000 Bankers Trust NY Corp. ...........    5.550%  01/13/98      998,150
  1,300,000 Svenska Handelsbanken, Inc. ......    5.580%  01/16/98    1,296,977
    100,000 Bankers Trust NY Corp. ...........    5.600%  02/17/98       99,269
  1,910,000 Svenska Handelsbanken, Inc. ......    5.750%  02/17/98    1,895,662
  1,255,000 Norwest Corp. ....................    5.730%  02/25/98    1,244,014
    500,000 Banque National de Paris..........    5.610%  03/02/98      495,325
  1,265,000 Banque National de Paris..........    5.750%  03/17/98    1,249,846
                                                                   ------------
                                                                     14,819,870
                                                                   ------------
            DRUGS--0.8%
    950,000 American Home Products Corp. .....    5.780%  02/26/98      941,458
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY
   VALUE    DESCRIPTION                            RATE     DATE    VALUE (A)
            FINANCE--21.4%
 $2,000,000 Heller Financial, Inc. ...........    5.650%  01/05/98 $  1,998,744
  2,500,000 Heller Financial, Inc. ...........    5.640%  01/06/98    2,498,042
    570,000 General Electric Capital Corp. ...    5.550%  01/20/98      568,330
  1,500,000 General Electric Capital Corp. ...    5.600%  01/22/98    1,495,100
  2,010,000 Household Finance Corp. ..........    5.540%  01/29/98    2,001,339
  4,475,000 Beneficial Corp. .................    5.630%  02/06/98    4,449,805
  1,125,000 Avco Financial Services, Inc. ....    5.610%  02/10/98    1,117,988
  1,500,000 Avco Financial Services, Inc. ....    5.560%  02/11/98    1,490,502
  2,000,000 General Electric Capital Corp. ...    5.600%  02/20/98    1,984,444
  1,190,000 Avco Financial Services, Inc. ....    5.680%  02/23/98    1,180,049
  3,000,000 Household Finance Corp. ..........    5.510%  02/27/98    2,973,828
  1,040,000 CIT Group Holdings, Inc. .........    5.540%  03/13/98    1,028,637
  1,070,000 General Electric Capital Corp. ...    5.680%  03/17/98    1,057,338
                                                                   ------------
                                                                     23,844,146
                                                                   ------------
            INSURANCE--4.5%
  2,000,000 Prudential Funding Corp. .........    5.680%  01/09/98    1,997,476
  1,500,000 Prudential Funding Corp. .........    5.550%  01/23/98    1,494,913
  1,500,000 Prudential Funding Corp. .........    5.510%  01/26/98    1,494,260
                                                                   ------------
                                                                      4,986,649
                                                                   ------------
            LEASING--3.9%
  3,395,000 PHH Corp. ........................    5.750%  02/26/98    3,364,634
    930,000 PHH Corp. ........................    5.750%  03/16/98      919,008
                                                                   ------------
                                                                      4,283,642
                                                                   ------------
            RETAIL--4.8%
  3,000,000 Sears Roebuck Acceptance Corp. ...    5.550%  01/14/98    2,993,987
  1,000,000 Sears Roebuck Acceptance Corp. ...    5.560%  02/10/98      993,822
  1,300,000 Sears Roebuck Acceptance Corp. ...    5.700%  03/11/98    1,285,798
                                                                   ------------
                                                                      5,273,607
                                                                   ------------
            SECURITIES--13.8%
    635,000 Merrill Lynch & Co., Inc. ........    5.550%  01/12/98      633,923
  1,265,000 Merrill Lynch & Co., Inc. ........    5.630%  01/16/98    1,262,033
  1,500,000 Lehman Brothers, Inc. ............    5.780%  01/21/98    1,495,183
  1,000,000 Lehman Brothers, Inc. ............    5.780%  01/28/98      995,665
    520,000 Merrill Lynch & Co., Inc. ........    5.560%  01/28/98      517,832
  2,000,000 Merrill Lynch & Co., Inc. ........    5.570%  02/02/98    1,990,098
    790,000 Merrill Lynch & Co., Inc. ........    5.530%  02/20/98      783,932
  1,000,000 Lehman Brothers, Inc. ............    5.870%  02/25/98      991,032
  1,500,000 Lehman Brothers, Inc. ............    5.800%  03/27/98    1,479,458
  2,250,000 Goldman Sachs Group...............    5.700%  05/06/98    2,205,469
  3,000,000 Goldman Sachs Group...............    5.700%  05/07/98    2,940,150
                                                                   ------------
                                                                     15,294,775
                                                                   ------------
            Total Commercial Paper (Cost
             $86,155,262).....................                       86,155,262
                                                                   ------------
            Total Investments--98.9% (Cost
             $109,819,559)(b).................                      109,819,559
            Other assets less liabilities.....                        1,188,966
                                                                   ------------
            TOTAL NET ASSETS--100%............                     $111,008,525
                                                                   ============

(a) See Note 1A.
(b) The aggregate cost for federal income tax purposes was $109,819,559.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $109,819,559
 Cash....................................................                  2,452
 Receivable for:
 Interest................................................                712,324
 Fund Shares sold........................................              1,621,233
                                                                    ------------
                                                                     112,155,568
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $591,568
 Dividends declared......................................   477,078
 Accrued expenses:
 Management fees.........................................    32,896
 Deferred trustees' fees.................................    33,404
 Other...................................................    12,097
                                                           --------
                                                                       1,147,043
                                                                    ------------
                                                                    $111,008,525
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $111,008,525
                                                                    ------------
NET ASSETS...............................................           $111,008,525
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($111,008,525 divided by 1,110,085 shares of beneficial
 interest)...............................................           $     100.00
                                                                    ============
Cost of investments......................................           $109,819,559
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Interest..................................................           $6,559,725
EXPENSES
 Management fees...........................................  $405,959
 Trustees' fees and expenses...............................    27,082
 Custodian.................................................    44,466
 Audit and tax services....................................     5,030
 Legal.....................................................    17,310
 Printing..................................................    21,413
 Miscellaneous.............................................       122
                                                             --------
  Total expenses...........................................              521,382
                                                                      ----------
 NET INVESTMENT INCOME.....................................            6,038,343
                                                                      ----------
 NET INCREASE IN NET ASSETS FROM OPERATIONS................           $6,038,343
                                                                      ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1996           1997
                                                   -------------  -------------
FROM OPERATIONS
 Net investment income...........................  $   5,024,507  $   6,038,343
                                                   -------------  -------------
 INCREASE IN NET ASSETS FROM OPERATIONS..........      5,024,507      6,038,343
                                                   -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income...........................     (5,024,507)    (6,038,343)
                                                   -------------  -------------
                                                      (5,024,507)    (6,038,343)
                                                   -------------  -------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares....................    234,677,851    314,876,956
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income........      4,966,805      6,003,198
                                                   -------------  -------------
                                                     239,644,656    320,880,154
 Cost of shares redeemed.........................   (212,794,096)  (326,870,348)
                                                   -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS.....................     26,850,560     (5,990,194)
                                                   -------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........     26,850,560     (5,990,194)
NET ASSETS
 Beginning of the year...........................     90,148,159    116,998,719
                                                   -------------  -------------
 End of the year.................................  $ 116,998,719  $ 111,008,525
                                                   =============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................      2,346,779      3,148,769
 Issued in connection with the reinvestment of:
 Distributions from net investment income........         49,668         60,032
                                                   -------------  -------------
                                                       2,396,447      3,208,801
 Redeemed........................................     (2,127,942)    (3,268,703)
                                                   -------------  -------------
 Net change......................................        268,505        (59,902)
                                                   =============  =============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------
                                  1993     1994     1995      1996      1997
                                 -------  -------  -------  --------  --------
Net Asset Value, Beginning of
 Year........................... $100.00  $100.00  $100.00  $ 100.00  $ 100.00
                                 -------  -------  -------  --------  --------
Income From Investment
 Operations
 Net Investment Income..........    2.93     3.89     5.50      4.99      5.08
                                 -------  -------  -------  --------  --------
 Total From Investment
  Operations....................    2.93     3.89     5.50      4.99      5.08
Distributions From Net
 Investment Income..............   (2.93)   (3.89)   (5.50)    (4.99)    (5.08)
                                 -------  -------  -------  --------  --------
 Total Distributions............   (2.93)   (3.89)   (5.50)    (4.99)    (5.08)
                                 -------  -------  -------  --------  --------
Net Asset Value, End of Year.... $100.00  $100.00  $100.00  $ 100.00  $ 100.00
                                 =======  =======  =======  ========  ========
TOTAL RETURN (%)................    2.97     4.01     5.64      5.11      5.20
Ratio of Operating Expenses to
 Average Net Assets (%).........    0.38     0.40     0.50      0.50      0.45
Ratio of Net Investment Income
 to Average Net Assets (%)......    2.93     3.89     5.50      4.99      5.21
Net Assets, End of Year (000)... $59,044  $73,960  $90,148  $116,999  $111,009
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%).      --       --     0.51      0.50        --

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1997

1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to certain separate accounts of Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("NELICO"), a subsidiary of MetLife, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate Series, with shares of each Series representing interests in a separate portfolio of assets. Each Series is separately managed and has its own investment objective and policies. Each Series (or their predecessors) commenced operations on the date set forth below:

Bond Income Series.................................... August 26, 1983
Capital Growth Series................................. August 26, 1983
Money Market Series................................... August 26, 1983
Stock Index Series.................................... March 30, 1987
Managed Series........................................ May 1, 1987
Avanti Growth Series.................................. April 30, 1993
Growth and Income Series.............................. April 30, 1993
Small Cap Series...................................... May 2, 1994
Balanced Series....................................... October 31, 1994
International Magnum
 Equity Series........................................ October 31, 1994
U.S. Government Series................................ October 31, 1994
Strategic Bond
 Opportunities Series................................. October 31, 1994
Venture Value Series.................................. October 31, 1994
Equity Growth Series.................................. October 31, 1994

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of the Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.SECURITY VALUATION

  MONEY MARKET SERIES--The Money Market Series employs the amortized cost method of security valuation which, in the opinion of the Board of Trustees, approximates the fair market value of the particular security. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  OTHER SERIES--FIXED INCOME SECURITIES--Debt securities (other than short term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by independent pricing services authorized by the Board of Trustees. Short term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by the Fund's advisers and subadvisers, under the supervision of the Board of Trustees.

  OTHER SERIES--EQUITY SECURITIES--Equity securities are valued using the last reported sale price for securities listed on a securities exchange or on the NASDAQ National Market System, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by the Fund's advisers and subadvisers, under the supervision of the Board of Trustees.

NEW ENGLAND ZENITH FUND

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

   Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

   All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FUTURES CONTRACTS--The Growth and Income, Stock Index, Managed, Balanced, International Magnum Equity, U.S. Government, Strategic Bond Opportunities and Venture Value Series each may enter into futures contracts on the S&P 500 Index or other indices of stocks or on interest-bearing securities or indices thereof, to hedge against changes in the values of securities the Series owns or expects to purchase. Upon entering into a futures contract, the Series is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Series each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial reporting purposes as unrealized gains or losses by the Series. When entering into a closing transaction, the Series will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued by or under the supervision of the Board of Trustees. Certain risks are associated with investments in futures contracts, including risk of imperfect correlation between the value of a position in futures contracts and the value of the stocks or bonds that the Series is attempting to hedge. In addition, there is a risk that the Series may not be able to close out its futures positions due to an illiquid secondary market.

NEW ENGLAND ZENITH FUND

E. REPURCHASE AGREEMENTS--The Series, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Series' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

F. SHORT SALES AGAINST THE BOX--The Equity Growth and International Magnum Equity Series may hedge against changes in the value of investments by engaging in short sales against the box. In a short sale against the box, the fund sells a borrowed security, while at the same time either owning an identical security or having the right to obtain such a security. By selling short against the box the equity underlying one of its convertible holdings, the Series would seek to offset the effect that a decline in the underlying equity might have on the value of the convertible security. While the short sale is outstanding, the Series will not dispose of the security hedged by the short sale. The Series is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Series instructs the custodian to maintain in a separate account securities having a value at least equal to the amount of the securities sold short. The Series had no such transactions during the year ended December 31, 1997.

G. REVERSE REPURCHASE AGREEMENTS--The U.S. Government and Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. The amount of reverse repurchase agreements outstanding at December 31, 1997 with maturities of less than 30 days was $1,890,000, which was 6.32% of total assets, for the Salomon Brothers U.S. Government Series, and $3,465,157, which was 4.17% of total assets for the Salomon Brothers Strategic Bond Opportunities Series.

H. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

J. OTHER--The Money Market Series invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories by a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The weighted average maturity of the Series is less than ninety days. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by foreign economic, political and legal developments in the case of foreign banks or of foreign branches or subsidiaries of U.S. banks or domestic economic developments in a specific industry, state or region.

NEW ENGLAND ZENITH FUND

2. At December 31, 1997, MetLife held 27,574,368 shares in separate investment accounts for annuity contracts issued by MetLife. NELICO held the remaining 30,746,978 shares then outstanding in separate investment accounts for life insurance and annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined by the Investment Company Act of 1940, as amended) of the Fund.

3. For the year ended December 31, 1997, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                    PURCHASES                        SALES
                          ------------------------------ ------------------------------
         SERIES           U.S. GOVERNMENT     OTHER      U.S. GOVERNMENT     OTHER
         ------           --------------- -------------- --------------- --------------
Back Bay Advisors Bond
 Income.................    $15,819,336   $   75,148,059   $ 4,701,086   $   67,149,684
Capital Growth..........        --         2,847,744,981       --         2,805,107,370
Westpeak Stock Index....        --            20,908,159       --             3,416,317
Back Bay Advisors
 Managed................        --           112,182,298       201,394      127,148,130
Loomis Sayles Avanti
 Growth.................        --            62,222,347       --            47,875,538
Westpeak Growth &
 Income.................        --           141,899,320       --           104,375,102
Loomis Sayles Small Cap.        --           171,517,975       --           104,812,615
Loomis Sayles Balanced..     41,148,270       70,864,853    19,949,624       29,436,940
Morgan Stanley
 International Magnum
 Equity.................        --            59,743,551       --            49,126,573
Salomon Brothers U.S.
 Government.............     88,316,866         --          82,626,054         --
Salomon Brothers
 Strategic Bond
 Opportunities..........     90,058,325       70,992,494    83,142,340       45,138,490
Davis Venture Value.....        --           129,204,886       --            29,037,006
Alger Equity Growth.....        --           252,610,526       --           213,638,794

Purchases and sales of corporate short-term obligations for the Back Bay Advisors Money Market Series aggregated $797,826,706 and $808,344,225, respectively.

NEW ENGLAND ZENITH FUND

4. MANAGEMENT FEES.

TNE Advisers, Inc. ("TNE Advisers") acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for fees as set forth below:

                                       FEES EARNED
                                   BY TNE ADVISERS FOR        MANAGEMENT FEE RATE PAYABLE
                                     THE YEAR ENDED            BY SERIES TO TNE ADVISERS
             SERIES                 DECEMBER 31, 1997     (BASED ON % OF AVERAGE NET ASSETS)
             ------                ------------------- ----------------------------------------
Loomis Sayles Small Cap Series...      $1,404,831      1.00% of all assets
Morgan Stanley International              422,850      0.90% of all assets
 Magnum Equity Series(a).........
Alger Equity Growth Series.......       1,246,269      0.75% of all assets
Loomis Sayles Avanti Growth               711,667      0.70% of the first $200 million
 Series..........................                      0.65% of the next $300 million
                                                       0.60% of amounts in excess of $500
                                                       million
Davis Venture Value Series.......       1,425,245      0.75% of all assets
Westpeak Growth and Income                808,891      0.70% of the first $200 million
 Series..........................                      0.65% of the next $300 million
                                                       0.60% of amounts in excess of $500
                                                       million
Westpeak Stock Index Series......         261,396      0.25% of all assets
Loomis Sayles Balanced Series....         607,641      0.70% of all assets
Back Bay Managed Series..........         878,632      0.50% of all assets
Salomon Brothers Strategic Bond           353,611      0.65% of all assets
 Opportunities Series............
Back Bay Advisors Bond Income             747,372      0.40% of the first $400 million
 Series..........................                      0.35% of the next $300 million
                                                       0.30% of the next $300 million
                                                       0.25% of amounts in excess of $1 billion
Salomon Brothers U.S. Government           92,762      0.55% of all assets
 Series..........................
Back Bay Advisors Money Market            405,959      0.35% of the first $500 million
 Series..........................                      0.30% of the next $500 million
                                                       0.25% of amounts in excess of $1 billion

-------
(a) Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND ZENITH FUND

  The Capital Growth Series pays its adviser, CGM, a management fee at an annual rate of 0.70% of the first $200 million of average net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. For advisory services rendered during the year ended December 31, 1997, CGM was paid at an average annual rate of 0.63% of the Capital Growth Series' average net assets, totaling $8,434,722.

  SUB-ADVISORY FEES. TNE Advisers has sub-contracted day-to-day portfolio management responsibilities for the Series to each of the following sub-advisers: Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Loomis Sayles Balanced Series, Draycott Partners, Ltd. for the Draycott International Equity Series (for the period January 1, 1997 through April 30, 1997) and Morgan Stanley Asset Management Inc. for the Morgan Stanley International Magnum Equity Series; Fred Alger Management, Inc. for the Alger Equity Growth Series; Davis Selected Advisers, L.P. for the Davis Venture Value Series; Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series; Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series and Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series. TNE Advisers pays each sub-adviser at the following rates for providing sub-advisory services to the Series:

                               FEES
                             EARNED BY       ANNUAL
                         SUB-ADVISER FROM  PERCENTAGE
                           TNE ADVISERS    RATES PAID               BASED ON
                          FOR YEAR ENDED    TO SUB-      SERIES AVERAGE DAILY NET ASSET
         SERIES          DECEMBER 31, 1997  ADVISER               VALUE LEVELS
         ------          ----------------- ---------- ------------------------------------
Loomis Sayles Small Cap      $694,375        0.55%    of the first $25 million
 Series.................
                                             0.50%    of the next $75 million
                                             0.45%    of the next $100 million
                                             0.40%    of amounts in excess of $200 million
Morgan Stanley                235,183        0.75%    of the first $30 million
 International Magnum
 Equity Series(a).......
 (Period May 1, 1997
 through December 31,
 1997)
                                             0.60%    of the next $40 million
                                             0.45%    of the next $30 million
                                             0.40%    of amounts in excess of $100 million
Draycott International         81,855        0.75%    of the first $10 million
 Equity Series(a).......
 (Period January 1, 1997
 through April 30, 1997)
                                             0.60%    of the next $40 million
                                             0.45%    of amounts in excess of $50 million
Alger Equity Growth           652,366(b)     0.45%    of the first $100 million
 Series.................
                                             0.40%    of the next $400 million
                                             0.35%    of amounts in excess of $500 million
Loomis Sayles Avanti          428,751        0.50%    of the first $25 million
 Growth Series..........
                                             0.40%    of the next $75 million
                                             0.35%    of the next $100 million
                                             0.30%    of amounts in excess of $200 million
Davis Venture Value           810,131        0.45%    of the first $100 million
 Series.................
                                             0.40%    of the next $400 million
                                             0.35%    of amounts in excess of $500 million

-------
(a) Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers and Morgan Stanley Asset Management Inc. went into effect, replacing the prior Sub-advisory agreement between TNE Advisers and Draycott Partners, Ltd. The Sub-advisory fees listed above reflect all agreements which were in place during the year ended December 31, 1997.
(b) Amount shown reflects a fee reduction of $77,254 pursuant to an agreement between TNE Advisers and Fred Alger Management, Inc. Effective May 1, 1996, Fred Alger Management, Inc. agreed with TNE Advisers that the sub-advisory fee payable by TNE Advisers to Fred Alger Management, Inc. would be reduced by 0.05% of the first $240 million of the excess of the Series' average daily net assets over $10 million, and by 0.10% of the excess of the Series' average daily net assets over $250 million. This fee reduction benefits TNE Advisers and does not reduce the management fee payable by the Series. The fee reduction agreement expired during October 1997.

NEW ENGLAND ZENITH FUND

                               FEES
                             EARNED BY       ANNUAL
                         SUB-ADVISER FROM  PERCENTAGE
                           TNE ADVISERS    RATES PAID               BASED ON
                          FOR YEAR ENDED    TO SUB-      SERIES AVERAGE DAILY NET ASSET
     SERIES              DECEMBER 31, 1997  ADVISER               VALUE LEVELS
     ------              ----------------- ---------- ------------------------------------
Westpeak Growth and
 Income Series..........     $477,928        0.50%    of the first $25 million
                                             0.40%    of the next $75 million
                                             0.35%    of the next $100 million
                                             0.30%    of amounts in excess of $200 million
Westpeak Stock Index
 Series.................      104,559        0.10%    of all assets
Loomis Sayles Balanced
 Series.................      369,658        0.50%    of the first $25 million
                                             0.40%    of the next $75 million
                                             0.30%    of amounts in excess of $100 million
Back Bay Advisors
 Managed Series.........      376,454        0.25%    of the first $50 million
                                             0.20%    of amounts in excess of $50 million
Salomon Brothers
 Strategic Bond
 Opportunities
 Series(c)..............      186,919        0.35%    of the first $50 million
                                             0.30%    of the next $150 million
                                             0.25%    of the next $300 million
                                             0.10%    of amounts in excess of $500 million
Back Bay Advisors Bond
 Income Series..........      398,687        0.25%    of the first $50 million
                                             0.20%    of the next $200 million
                                             0.15%    of amounts in excess of $250 million
Salomon Brothers U.S.
 Government Series(c)...       37,948        0.225%   of the first $200 million
                                             0.150%   of the next $300 million
                                             0.100%   of amounts in excess of $500 million
Back Bay Advisors Money
 Market Series..........      165,989        0.15%    of the first $100 million
                                             0.10%    of amounts in excess of $100 million

(c) From November 28, 1997 and until the New Sub-Advisory Agreement between Salomon Brothers Asset Management and TNE Advisors, Inc. for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series is approved by shareholders of the respective Series, the fees earned under the New Sub-Advisory Agreements have been and continue to be deposited into two interest-bearing escrow accounts, upon approval by such shareholders, the amounts held in each escrow account will be paid out in accordance with the terms and conditions set forth in the New Sub-Advisory Agreements. If either of the New Sub-Advisory Agreements are not approved by the respective shareholders, the New Sub-Advisory Agreement for that Series will be terminated and amounts held in the escrow account will be returned to that Series.

TNE Advisers, which acts as adviser to each Series except the Capital Growth Series, is a direct wholly-owned subsidiary of New England Life Holdings, Inc. which in turn is a wholly-owned subsidiary of NELICO. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of New England Investment Companies, L.P. ("NEIC") and NEIC Operating Partnership, L.P. ("NEICOP"). NEICOP owns the entire limited partnership interest in each of Loomis Sayles, Westpeak and Back Bay Advisors. The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of NEICOP. NEICOP's managing general partner and NEIC's general partner, New England Investment Companies, Inc., is an indirect wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns directly 46% (and in the aggregate, directly and indirectly, 47%) of the limited partnership interests in NEICOP. NEICOP's advising general partner, NEIC, is a publicly traded company listed on the New York Stock Exchange. NEICOP is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of eight Series of the Fund are currently wholly-owned subsidiaries of NEICOP and an additional Series is advised by a majority-owned subsidiary (CGM) of NEICOP. The sub-advisers of the remaining five Series are not affiliated with MetLife, NEIC or NEICOP.

VOLUNTARY EXPENSE LIMITATION AND EXPENSE DEFERRAL AGREEMENT.

Each Series except the Capital Growth Series is subject to one of two forms of expense limit. The first form of expense limit is a Voluntary Expense Limitation, which relates to the Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series, Westpeak Growth and Income Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Back Bay Advisors

NEW ENGLAND ZENITH FUND

Bond Income Series and Back Bay Advisors Money Market Series. Pursuant to this arrangement TNE Advisers bears all expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of each Series (except the Loomis Sayles Small Cap Series) in excess of 0.15% of average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears all expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.00% of the Series' average daily net assets. Similar Voluntary Expense Limitations with New England Mutual Life Insurance Company ("The New England") were in effect with respect to the Capital Growth Series from November 1, 1994 to April 30, 1996 and with respect to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed and Westpeak Stock Index Series from November 1, 1994 to April 30, 1995 and with respect to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Growth & Income Series from December 1, 1994 to April 30, 1995.

The second form of expense limit is an Expense Deferral Agreement, which has been in effect since November 1, 1994 and relates to the Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Davis Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series. Under this Agreement, which TNE Advisers can terminate at any time, TNE Advisers has agreed to pay expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of the Series' net assets set forth below, subject to the obligation of the Series to repay TNE Advisers such expenses in future years, if any, when the Series' expenses fall below that percentage; provided, however, that no Series is obligated to repay any expenses paid by TNE Advisers more than two years after the end of the fiscal year in which such expenses were incurred. The percentage applicable to each Series is shown below:

TNE Advisers may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the period January 1, 1997 to December 31, 1997, the effective expense ratio for each Series after giving effect to the foregoing arrangements and without giving effect to the foregoing arrangements, the amounts of expenses assumed by TNE Advisers for those Series to which the Voluntary Expense Limitation applies, and the amounts of expenses deferred for those Series to which the Expense Deferral Agreement applies, are as follows:

                        MAXIMUM EXPENSE    EXPENSE RATIO
                          RATIO UNDER     WITHOUT GIVING
                            CURRENT          EFFECT TO        EXPENSES ASSUMED
                       VOLUNTARY EXPENSE VOLUNTARY EXPENSE  BY TNE ADVISERS AS A   EXPENSES DEFERRED IN EXPENSES DEFERRED IN
                         LIMITATION OR     LIMITATION OR    RESULT OF THE SERIES     1996 (SUBJECT TO     1997 (SUBJECT TO
                       EXPENSE DEFERRAL  EXPENSE DEFERRAL       EXCEEDING THE        REPAYMENT UNTIL      REPAYMENT UNTIL
       SERIES              AGREEMENT         AGREEMENT     VOLUNTARY EXPENSE LIMIT  DECEMBER 31, 1998)   DECEMBER 31, 1999)
       ------          ----------------- ----------------- ----------------------- -------------------- --------------------
Back Bay Advisors
 Money Market Series.        0.50%             0.45%                 --               not applicable       not applicable
Back Bay Advisors
 Bond Income Series..        0.55%             0.52%                 --               not applicable       not applicable
Back Bay Advisors
 Managed Series......        0.65%             0.61%                 --               not applicable       not applicable
Westpeak Growth &
 Income Series.......        0.85%             0.82%                 --               not applicable       not applicable
Westpeak Stock Index
 Series..............        0.40%             0.43%               $26,941            not applicable       not applicable
Loomis Sayles Small
 Cap Series..........        1.00%             1.14%               195,718            not applicable       not applicable
Loomis Sayles Avanti
 Growth Series.......        0.85%             0.86%                 7,292            not applicable       not applicable
Morgan Stanley
 International Magnum
 Equity Series.......        1.30%             1.59%           not applicable            $102,652             $135,743
Alger Equity Growth
 Series..............        0.90%             0.87%           not applicable               --                   --
Davis Venture Value
 Series..............        0.90%             0.90%           not applicable              41,906                --
Loomis Sayles
 Balanced Series.....        0.85%             0.86%           not applicable              52,078               10,668
Salomon Brothers
 Strategic Bond
 Opportunities
 Series..............        0.85%             0.87%           not applicable              68,374               12,296
Salomon Brothers U.S.
 Government Series...        0.70%             0.98%           not applicable              72,404               46,636

NEW ENGLAND ZENITH FUND

For the year ended December 31, 1997 the amount of deferred expense recovered by TNE Advisers from each Series subject to the Expense Deferral Agreement is:

                                            DEFERRED EXPENSES DEFERRED EXPENSES
                                              RECOVERED BY      RECOVERED BY
                                              TNE ADVISERS      TNE ADVISERS
             SERIES                             FROM 1995         FROM 1996
             ------                         ----------------- -----------------
      Morgan Stanley International Magnum
       Equity Series.......................         None            None
      Alger Equity Growth Series*..........         None            None
      Davis Venture Value Series...........      $96,162            None
      Loomis Sayles Balanced Series........         None            None
      Salomon Brothers Strategic Bond
       Opportunities Series................         None            None
      Salomon Brothers U.S. Government
       Series..............................         None            None

* For the year ended December 31, 1997, the fee earned by Fred Alger Management, Inc. from TNE Advisers was reduced by $77,254 as a result of an agreement to reimburse TNE Advisers for certain expenses (generally those expenses borne by TNE Advisers under the Expense Deferral Arrangement prior to January 1, 1996 which were not recovered from the Series). This entire amount was retained by TNE Advisers as reimbursement for deferred expenses under the Expense Deferral Arrangement. For more information about this agreement, see Note 4 under Sub-Advisory Fees.

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, New England Funds, L.P. or their affiliates, other than affiliated registered investment companies. Each disinterested trustee (i.e. trustee not so affiliated) received for 1997 the following amounts of compensation from each Series:

                          BOND  CAPITAL MONEY  STOCK          AVANTI GROWTH AND SMALL
                         INCOME GROWTH  MARKET INDEX  MANAGED GROWTH   INCOME    CAP
                         ------ ------- ------ ------ ------- ------ ---------- ------
Annual Retainer......... $1,766 $3,183  $1,672 $1,119 $1,737  $1,122   $1,121   $1,131
Meeting Fee............. $  133 $  133  $  133 $  133 $  133  $  133   $  133   $  133
Committee Chairman
 Annual Retainer
 (Contract Review)...... $  228 $1,442  $  148 $  102 $  203  $  104   $  104   $  113
Committee Chairman
 Annual Retainer
 (Audit)................ $  152 $  962  $   98 $   68 $  135  $   70   $   69   $   75

                                                             STRATEGIC
                                  INTERNATIONAL    U.S.        BOND      VENTURE EQUITY
                         BALANCED MAGNUM EQUITY GOVERNMENT OPPORTUNITIES  VALUE  GROWTH
                         -------- ------------- ---------- ------------- ------- ------
Annual Retainer.........  $1,086      $558         $520        $553      $1,659  $1,677
Meeting Fee.............  $  133      $133         $133        $133      $  133  $  133
Committee Chairman
 Annual Retainer
 (Contract Review)......  $   74      $ 50         $ 17        $ 45      $  137  $  152
Committee Chairman
 Annual Retainer
 (Audit)................  $   49      $ 33         $ 11        $ 30      $   91  $  101

A deferred compensation plan is available to disinterested trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date.

6. SUBSEQUENT EVENT

On January 28, 1998, the Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers and the Fund on behalf of the Series, and between TNE Advisers and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis Sayles, and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND ZENITH FUND

7. SHAREHOLDER MEETING (UNAUDITED)

At a Special Meeting of shareholders of the Morgan Stanley International Magnum Equity Series (then called the Draycott International Equity Series) held on April 24, 1997, such shareholders voted for the following proposals:

                                              VOTED    VOTED            TOTAL
                                               FOR    AGAINST ABSTAIN   VOTES
                                            --------- ------- ------- ---------
1. That the proposed new Sub-Advisory
   Agreement (the "New Subadvisory
   Agreement") relating to the Series by
   and between TNE Advisers and Morgan
   Stanley Asset Management Inc. ("MSAM")
   is hereby approved.....................  2,998,542 211,020 198,843 3,408,405
2. That the proposed new Sub-Advisory
   Agreement relating to the Series by and
   between TNE Advisers, Inc. and MSAM to
   replace the New Sub-Advisory Agreement
   at the time of the merger of MSAM's
   parent company, Morgan Stanley Group
   Inc., with and into Dean Witter,
   Discover & Co. is hereby approved......  3,102,154 106,104 200,147 3,408,405

NEW ENGLAND ZENITH FUND

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of New England Zenith Fund:

We have audited the accompanying statements of assets and liabilities of New England Zenith Fund (the "Fund") (comprising, respectively, the Back Bay Advisors Bond Income Series, Capital Growth Series, Back Bay Advisors Money Market Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Loomis Sayles Avanti Growth Series, Westpeak Growth & Income Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series), Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, and Alger Equity Growth Series--the "Series"), including the portfolio of investments, as of December 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and financial highlights for other periods indicated herein were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on these statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as sell as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1998

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY

 (1) COL (Cost of Living) is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

 (2) EAFE - Morgan Stanley Capital International Europe, AustralAsia, Far East Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (3) Lehman Aggregate Bond Index is an unmanaged index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (4) Lehman Government/Corporate Bond Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Bond Index, an issuer must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher (investment grade) by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (5) Lehman Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (6) Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (7) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products International Funds Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Cap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market cap of $160 million. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

(19) Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the two years then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets of New England Variable Life Separate Account for the year ended December 31, 1995 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1997, and the results of their operations and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1998

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                                                                                     NEW ENGLAND ZENITH FUND
                        ------------------------------------------------------------------------------------
                                                                                                   GROWTH
                          CAPITAL       BOND        MONEY       STOCK                  AVANTI        AND
                           GROWTH      INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                            SUB-        SUB-        SUB-        SUB-        SUB-        SUB-        SUB-
                          ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT
                        ------------ ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
 Investments in New
  England Zenith Fund,
  Variable Insurance
  Products Fund, and
  Variable Insurance
  Products Fund II at
  value (Note 2)....... $761,342,931 $46,779,684 $36,990,546 $66,002,486 $42,839,748 $35,698,565 $36,701,292

                     SHARES        COST
                    --------- --------------
  Capital Growth
   Series.........  1,905,310 $  669,976,568
  Back Bay
   Advisors Bond
   Income Series..    431,109     45,887,625
  Back Bay
   Advisors Money
   Market Series..    369,905     36,990,546
  Westpeak Stock
   Index Series...    423,745     46,113,427
  Back Bay
   Advisors
   Managed Series.    225,651     33,392,311
  Loomis Sayles
   Avanti Growth
   Series.........    209,265     28,734,184
  Westpeak Growth
   and Income
   Series.........    203,930     29,842,628
  Loomis Sayles
   Small Cap
   Series.........    347,003     49,723,722
  Salomon Brothers
   U.S. Government
   Series.........     15,715        176,828
  Loomis Sayles
   Balanced
   Series.........    547,678      7,495,878
  Alger Equity
   Growth Series..  2,783,337     43,651,128
  Morgan Stanley
   International
   Magnum Equity
   Series.........    773,563      8,555,901
  Davis Venture
   Value Series...  2,875,094     49,085,168
  Salomon Brothers
   Bond
   Opportunities
   Series.........     52,710        635,304
  VIP Equity-
   Income
   Portfolio......  5,116,958     91,540,584
  VIP Overseas
   Portfolio......  4,049,703     66,617,006
  VIP High Income
   Portfolio......    622,056      7,482,998
  VIP II Asset
   Manager
   Portfolio......    350,236      5,336,650
                              --------------
  Total                       $1,221,238,456
                              ==============
 Amount due and accrued
  (payable) from policy-
  related transactions,
  net...................       101,231     159,544     897,289     107,549      48,961      (8,730)       9,824
 Dividends receivable...            --          --     165,664          --          --          --           --
                          ------------ ----------- ----------- ----------- ----------- -----------  -----------
  Total Assets..........   761,444,162  46,939,228  38,053,499  66,110,035  42,888,709  35,689,835   36,711,116
LIABILITIES
 Due New England Life
  Insurance Company.....    69,802,554   5,423,528   4,948,075   8,559,199   4,348,325   4,623,232    4,943,446
                          ------------ ----------- ----------- ----------- ----------- -----------  -----------
NET ASSETS FOR VARIABLE
 LIFE INSURANCE
 POLICIES...............  $691,641,608 $41,515,700 $33,105,424 $57,550,836 $38,540,384 $31,066,603  $31,767,670
                          ============ =========== =========== =========== =========== ===========  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                   PRODUCTS FUND
--------------------------------------------------------------------------------------- -----------------------------------
   SMALL        U.S.                 EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                   HIGH
    CAP      GOVERNMENT  BALANCED    GROWTH        EQUITY        VALUE    OPPORTUNITIES    INCOME     OVERSEAS     INCOME
   SUB-         SUB-       SUB-       SUB-          SUB-         SUB-         SUB-          SUB-        SUB-        SUB-
  ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT
-----------  ---------- ---------- -----------  ------------- ----------- ------------- ------------ ----------- ----------
$55,145,780   $174,912  $8,138,490 $49,042,395   $8,400,895   $59,801,951   $633,048    $124,239,747 $77,754,305 $8,447,518





    140,958     (1,259)      1,139     (20,153)     (30,340)      168,093       (525)        127,430      31,232     10,331
         --         --          --          --           --            --         --              --          --         --
-----------   --------  ---------- -----------   ----------   -----------   --------    ------------ ----------- ----------
 55,286,738    173,653   8,139,629  49,022,242    8,370,555    59,970,044    632,523     124,367,177  77,785,537  8,457,849
  7,776,303     12,470   1,264,381   7,085,182    1,237,518     8,553,311     44,786      17,035,856   9,960,217  1,277,576
-----------   --------  ---------- -----------   ----------   -----------   --------    ------------ ----------- ----------
$47,510,435   $161,183  $6,875,248 $41,937,060   $7,133,037   $51,416,733   $587,737    $107,331,321 $67,825,320 $7,180,273
===========   ========  ========== ===========   ==========   ===========   ========    ============ =========== ==========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
----------- --------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT        TOTAL
----------- --------------
$6,307,747  $1,424,442,040





    (2,214)      1,740,360
        --         165,664
----------- --------------
 6,305,533   1,426,348,064
   856,655     157,752,614
----------- --------------
$5,448,878  $1,268,595,450
=========== ==============

                       See Notes to Financial Statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                                                  NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL        BOND      MONEY       STOCK                 AVANTI      AND
                             GROWTH       INCOME     MARKET      INDEX     MANAGED     GROWTH     INCOME
                              SUB-         SUB-       SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
INCOME
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income..   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements



                                                                                        VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
--------------------------------------------------------------------------------- -------------------------------
  SMALL        U.S.               EQUITY   INTERNATIONAL  VENTURE       BOND        EQUITY-                HIGH
   CAP      GOVERNMENT BALANCED   GROWTH      EQUITY       VALUE    OPPORTUNITIES   INCOME     OVERSEAS   INCOME
   SUB-        SUB-      SUB-      SUB-        SUB-         SUB-        SUB-         SUB-        SUB-      SUB-
 ACCOUNT     ACCOUNT   ACCOUNT   ACCOUNT      ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT
----------  ---------- -------- ---------- ------------- ---------- ------------- ----------- ---------- --------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $1,822,395    $43,914    $ 8,872,794 $5,434,055 $393,295
   275,141     2,290     50,941    265,599      51,702      276,055      9,400        676,059    447,597   41,502
----------    ------   -------- ----------   ---------   ----------    -------    ----------- ---------- --------
 6,004,065     6,799    387,489  4,455,451     157,687    1,546,340     34,514      8,196,735  4,986,458  351,793
 3,059,565      (819)   236,625  2,084,389     136,191    2,398,023     (1,153)    16,409,989  9,502,216  362,600
 5,422,058    (1,916)   642,612  5,391,267    (155,006)  10,716,783     (2,256)    32,699,163 11,137,299  964,520
----------    ------   -------- ----------   ---------   ----------    -------    ----------- ---------- --------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)   8,318,760     (1,103)    16,289,174  1,635,083  601,920
    20,956         1     55,231     75,802       8,303       21,718        201        126,489     67,905   12,234
----------    ------   -------- ----------   ---------   ----------    -------    ----------- ---------- --------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)   8,340,478       (902)    16,415,663  1,702,988  614,154
----------    ------   -------- ----------   ---------   ----------    -------    ----------- ---------- --------
$8,387,514    $5,703   $848,707 $7,838,131   ($125,207)  $9,886,818    $33,612    $24,612,398 $6,689,446 $965,947
==========    ======   ======== ==========   =========   ==========    =======    =========== ========== ========
VARIABLE
INSURANCE
PRODUCTS
 FUND II
--------- ------------
  ASSET
 MANAGER
  SUB-
 ACCOUNT     TOTAL
--------- ------------
$528,401  $231,072,203
  33,135     7,755,657
--------  ------------
 495,266   223,316,546
 547,647   194,486,245
 971,097   203,203,584
--------  ------------
 423,450     8,717,339
   5,368     2,491,649
--------  ------------
 428,818    11,208,988
--------  ------------
$924,084  $234,525,534
========  ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------
                            CAPITAL      BOND       MONEY      STOCK                 AVANTI   GROWTH AND
                            GROWTH      INCOME      MARKET     INDEX     MANAGED     GROWTH     INCOME
                             SUB-        SUB-        SUB-       SUB-       SUB-       SUB-       SUB-
                            ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
INCOME
 Dividends..............  $32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
EXPENSE
 Mortality and expense
  risk charge (Note 3)..    2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
 Net investment income
  (loss)................   30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   71,963,590    997,195          --  2,853,587  5,216,548  2,881,100  2,105,777
 End of year............  138,009,405     40,519          --  7,633,013  6,137,629  4,823,316  3,107,090
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   66,045,815   (956,676)         --  4,779,426    921,081  1,942,216  1,001,313
 Net realized gain
  (loss) on investments.      985,421        299          --      1,808     69,775     27,429     18,964
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   67,031,236   (956,377)         --  4,781,234    990,856  1,969,645  1,020,277
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          =========== ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.



                       See Notes to Financial Statements



                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
---------------------------------------------------------------------------------- ------------------------------
  SMALL        U.S.               EQUITY    INTERNATIONAL  VENTURE       BOND       EQUITY-                HIGH
   CAP      GOVERNMENT BALANCED   GROWTH       EQUITY       VALUE    OPPORTUNITIES   INCOME    OVERSEAS   INCOME
   SUB-        SUB-      SUB-      SUB-         SUB-         SUB-        SUB-         SUB-       SUB-      SUB-
 ACCOUNT     ACCOUNT*  ACCOUNT   ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT*     ACCOUNT    ACCOUNT   ACCOUNT
----------  ---------- -------- ----------  ------------- ---------- ------------- ---------- ---------- --------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $1,218     $2,662,990 $1,164,550 $199,463
    90,146       28      11,713    104,685      19,385        64,656        40        428,473    325,346   19,551
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- --------
 1,534,562      674      93,226    (59,822)     51,962       379,356     1,178      2,234,517    839,204  179,912
   768,552       --       3,769     65,901      24,089       171,931        --      9,642,454  4,022,725  167,043
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023    (1,153)    16,409,989  9,502,216  362,600
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- --------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092    (1,153)     6,767,535  5,479,491  195,557
    31,570       --       2,318     11,723         159         4,907        --         27,750     44,049    1,942
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- --------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999    (1,153)     6,795,285  5,523,540  197,499
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- --------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $   25     $9,029,802 $6,362,744 $377,411
==========    =====    ======== ==========    ========    ==========    ======     ========== ========== ========
VARIABLE
INSURANCE
PRODUCTS
 FUND II
--------- ------------

  ASSET
 MANAGER
  SUB-      TOTAL
--------- ------------
$174,907  $ 50,453,549
  20,483     4,984,819
--------  ------------
 154,424    45,468,730
 269,255   101,153,516
 547,647   194,486,245
--------  ------------
 278,392    93,332,729
   4,122     1,232,236
--------  ------------
 282,514    94,564,965
--------  ------------
$436,938  $140,033,695
========  ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                 NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL       BOND       MONEY      STOCK                  AVANTI      AND
                             GROWTH      INCOME      MARKET     INDEX      MANAGED     GROWTH     INCOME
                              SUB-        SUB-        SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
INCOME
 Dividends..............  $ 58,318,276 $1,844,411  $1,109,838 $  627,118  $1,061,289 $  535,217 $  606,696
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     2,173,846    143,873     112,033     95,240     113,501     77,636     52,633
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
 Net investment income..    56,144,430  1,700,538     997,805    531,878     947,788    457,581    554,063
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......     9,892,073 (2,028,893)         -- (1,645,744)    703,242    205,680      1,918
 End of year............    71,963,590    997,195          --  2,853,587   5,216,548  2,881,100  2,105,777
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........    62,071,517  3,026,088          --  4,499,331   4,513,306  2,675,420  2,103,859
 Net realized gain
  (loss) on investments.     1,613,390      7,382          --      7,637      42,457     21,233      9,493
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
 Net realized and
  unrealized gain on
  investments...........    63,684,907  3,033,470          --  4,506,968   4,555,763  2,696,653  2,113,352
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $4,734,008  $  997,805 $5,038,846  $5,503,551 $3,154,234 $2,667,415
                          ============ ==========  ========== ==========  ========== ========== ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.

                       See Notes to Financial Statements

                                                                                     VARIABLE
                                                                                     INSURANCE
                                                           VARIABLE INSURANCE        PRODUCTS
                                                             PRODUCTS  FUND           FUND II
---------------------------------------------------- ------------------------------- ---------  ------------
  SMALL               EQUITY  INTERNATIONAL VENTURE    EQUITY                 HIGH     ASSET
   CAP      BALANCED  GROWTH     EQUITY      VALUE     INCOME     OVERSEAS   INCOME   MANAGER
   SUB-       SUB-     SUB-       SUB-        SUB-      SUB-        SUB-      SUB-     SUB-
 ACCOUNT    ACCOUNT* ACCOUNT*   ACCOUNT*    ACCOUNT*   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT      TOTAL
----------  -------- -------- ------------- -------- ----------- ---------- -------- ---------  ------------
  $365,015  $17,538  $195,436    $12,460    $ 86,716 $ 2,284,557 $  282,520 $  8,412 $ 11,896   $ 67,367,395
    24,746      743    11,686      2,165       7,251     233,864    240,253    6,639    9,537      3,305,646
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   340,269   16,795   183,750     10,295      79,465   2,050,693     42,267    1,773    2,359     64,061,749
     4,662      --        --         --          --      149,659    260,895      213   (1,503)     7,542,202
   768,552    3,769    65,901     24,089     171,931   9,642,454  4,022,725  167,043  269,255    101,153,516
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   763,890    3,769    65,901     24,089     171,931   9,492,795  3,761,830  166,830  270,758     93,611,314
     1,325      223       237        (34)        203      61,089     32,279    2,817    4,661      1,804,392
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   765,215    3,992    66,138     24,055     172,134   9,553,884  3,794,109  169,647  275,419     95,415,706
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
$1,105,484  $20,787  $249,888    $34,350    $251,599 $11,604,577 $3,836,376 $171,420 $277,778   $159,477,455
==========  =======  ========    =======    ======== =========== ========== ======== ========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                               NEW ENGLAND ZENITH FUND
                   ----------------------------------------------------------------------------------------------------------
                     CAPITAL        BOND          MONEY         STOCK                     AVANTI                     SMALL
                      GROWTH       INCOME        MARKET         INDEX        MANAGED      GROWTH     GROWTH AND       CAP
                       SUB-         SUB-          SUB-           SUB-         SUB-         SUB-      INCOME SUB-     SUB-
                     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                   ------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income.........  $180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....   (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   ------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....   135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......   115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-accounts...    19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........  (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253) (8,882,069)
                   ------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...    31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   ------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....   166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   ------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE YEAR.  $691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   ============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------
   U.S.                    EQUITY     INTERNATIONAL   VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
       --     2,146,406   14,606,449     3,056,999    13,157,429          --      23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
             VARIABLE
            INSURANCE
             PRODUCTS
             FUND II
----------- ---------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT        TOTAL
----------- ---------------
$  495,266  $  223,316,546
   428,818      11,208,988
----------- ---------------
   924,084     234,525,534
 1,403,144     360,665,925
   422,784              --
  (881,229)   (212,980,807)
----------- ---------------
   944,699     147,685,118
----------- ---------------
 1,868,783     382,210,652
 3,580,095     886,384,798
----------- ---------------
$5,448,878  $1,268,595,450
=========== ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                                 NEW ENGLAND ZENITH FUND
                       --------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                         CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND         SMALL
                          GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME         CAP
                           SUB-         SUB-          SUB-         SUB-         SUB-         SUB-         SUB-         SUB-
                         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)......  $ 30,009,869  $ 2,386,677   $ 1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606  $ 1,534,562
 Net realized and
  unrealized gain
  (loss) on
  investments........    67,031,236     (956,377)           --    4,781,234      990,856    1,969,645    1,020,277    2,322,583
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in net
  assets resulting
  from operations....    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883    3,857,145
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance Company
  (Note 4)...........   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936    5,440,860
 Net transfers (to)
  from other sub-
  accounts...........    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270   10,060,122
 Net transfers to New
  England Life
  Insurance Company..   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871) (4,380,392)
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting
  from policy related
  transactions.......    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335   11,120,590
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net increase in net
  assets.............   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218   14,977,735
NET ASSETS, AT
 BEGINNING OF THE
 YEAR................   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478    6,544,996
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696  $21,522,731
                       ============  ===========  ============  ===========  ===========  ===========  ===========  ===========

*For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements



                                                                                      VARIABLE INSURANCE
                                                                                        PRODUCTS FUND
----------------------------------------------------------------------------- ------------------------------------

   U.S.                   EQUITY     INTERNATIONAL   VENTURE        BOND        EQUITY-                    HIGH
GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE     OPPORTUNITIES   INCOME      OVERSEAS      INCOME
   SUB-        SUB-        SUB-          SUB-         SUB-          SUB-         SUB-         SUB-         SUB-
 ACCOUNT*    ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT*      ACCOUNT      ACCOUNT     ACCOUNT
----------  ----------  -----------  ------------- -----------  ------------- -----------  -----------  ----------
 $   674    $   93,226  $   (59,822)  $   51,962   $   379,356     $ 1,178    $ 2,234,517  $   839,204  $  179,912
    (819)      235,174    2,030,211      112,261     2,230,999      (1,153)     6,795,285    5,523,540     197,499
 -------    ----------  -----------   ----------   -----------     -------    -----------  -----------  ----------
    (145)      328,400    1,970,389      164,223     2,610,355          25      9,029,802    6,362,744     377,411
      --       811,932    9,286,073    1,454,605     4,876,053          --     20,426,731   17,135,189     970,763
  46,951     2,383,695   11,496,667    2,908,047     9,510,686      27,190      9,029,810    1,051,463   1,631,762
    (769)     (708,829)  (6,395,345)  (1,242,748)   (3,721,564)       (447)   (13,479,623) (11,522,274)   (623,788)
 -------    ----------  -----------   ----------   -----------     -------    -----------  -----------  ----------
  46,182     2,486,798   14,387,395    3,119,904    10,665,175      26,743     15,976,918    6,664,378   1,978,737
 -------    ----------  -----------   ----------   -----------     -------    -----------  -----------  ----------
  46,037     2,815,198   16,357,784    3,284,127    13,275,530      26,768     25,006,720   13,027,122   2,356,148
      --       418,211    5,712,498      953,848     3,386,440          --     47,352,852   38,382,219   1,742,493
 -------    ----------  -----------   ----------   -----------     -------    -----------  -----------  ----------
 $46,037    $3,233,409  $22,070,282   $4,237,975   $16,661,970     $26,768    $72,359,572  $51,409,341  $4,098,641
 =======    ==========  ===========   ==========   ===========     =======    ===========  ===========  ==========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
---------- -------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT       TOTAL
---------- -------------
$  154,424 $  45,468,730
   282,514    94,564,965
---------- -------------
   436,938   140,033,695
 1,258,847   285,719,085
   560,948            --
  (649,631) (152,002,266)
---------- -------------
 1,170,164   133,716,819
---------- -------------
 1,607,102   273,750,514
 1,972,993   612,634,284
---------- -------------
$3,580,095 $ 886,384,798
========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                              SUB-         SUB-          SUB-         SUB-         SUB-         SUB-         SUB-
                            ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment income..  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581  $   554,063
 Net realized and
  unrealized gain on
  investments...........    63,684,907    3,033,470            --    4,506,968    4,555,763    2,696,653    2,113,352
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234    2,667,415
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England
 Life Insurance Company
  (Note 4)..............   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500    3,473,273
 Net transfers (to) from
  other sub-accounts....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998    2,645,617
 Net transfers to New
  England Life Insurance
  Company...............   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)  (2,568,808)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting from
  policy related
  transactions..........    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012    3,550,082
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net increase in net
  assets................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246    6,217,497
NET ASSETS, AT BEGINNING
 OF THE YEAR............   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211    4,092,981
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457  $10,310,478
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.

                       See Notes to Financial Statements

                                                                                                    VARIABLE
                                                                                                   INSURANCE
                                                                     VARIABLE INSURANCE             PRODUCTS
                                                                       PRODUCTS FUND                FUND II
-----------------------------------------------------------  ------------------------------------  ---------   -------------
   SMALL                EQUITY     INTERNATIONAL  VENTURE      EQUITY-                    HIGH       ASSET
    CAP      BALANCED   GROWTH        EQUITY       VALUE       INCOME      OVERSEAS      INCOME     MANAGER
    SUB-       SUB-      SUB-          SUB-         SUB-        SUB-         SUB-         SUB-        SUB-
  ACCOUNT    ACCOUNT*  ACCOUNT*      ACCOUNT*     ACCOUNT*     ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT        TOTAL
 ----------  -------- -----------  ------------- ----------  -----------  -----------  ----------  ----------  -------------
 $  340,269  $ 16,795 $   183,750    $  10,295   $   79,465  $ 2,050,693  $    42,267  $    1,773  $    2,359  $  64,061,749
    765,215     3,992      66,138       24,055      172,134    9,553,884    3,794,109     169,647     275,419     95,415,706
 ----------  -------- -----------    ---------   ----------  -----------  -----------  ----------  ----------  -------------
  1,105,484    20,787     249,888       34,350      251,599   11,604,577    3,836,376     171,420     277,778    159,477,455
  2,237,626    81,978   1,048,361      241,835      625,044   13,985,879   17,076,602     395,370     696,227    202,985,540
  4,814,141   409,874   5,735,744      948,764    3,228,499   12,483,761   (2,007,296)  1,503,857   1,507,606             --
 (1,803,085) (94,428)  (1,321,495)    (271,101)    (718,702)  (9,853,532)  (8,392,295)   (358,576)   (709,312)  (115,320,001)
 ----------  -------- -----------    ---------   ----------  -----------  -----------  ----------  ----------  -------------
  5,248,682   397,424   5,462,610      919,498    3,134,841   16,616,108    6,677,011   1,540,651   1,494,521     87,665,539
 ----------  -------- -----------    ---------   ----------  -----------  -----------  ----------  ----------  -------------
  6,354,166   418,211   5,712,498      953,848    3,386,440   28,220,685   10,513,387   1,712,071   1,772,299    247,142,994
    190,830        --          --           --           --   19,132,167   27,868,832      30,422     200,694    365,491,290
 ----------  -------- -----------    ---------   ----------  -----------  -----------  ----------  ----------  -------------
 $6,544,996  $418,211 $ 5,712,498    $ 953,848   $3,386,440  $47,352,852  $38,382,219  $1,742,493  $1,972,993  $ 612,634,284
 ==========  ======== ===========    =========   ==========  ===========  ===========  ==========  ==========  =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                ADVISER                    SUB-ADVISER
        ------           ------------------ -------------------------------------
Capital Growth           CGM*                                --
Back Bay Advisors Money
 Market                  TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Bond
 Income                  TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors
 Managed                 TNE Advisers, Inc. Back Bay Advisors, L.P.*
Westpeak Stock Index     TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and
 Income                  TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Loomis Sayles Avanti
 Growth                  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Small Cap  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley
 International Magnum
 Equity                  TNE Advisers, Inc. Morgan Stanley Asset Management Inc.
Davis Venture Value      TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.
 Government              TNE Advisers, Inc. Salomon Brothers Asset Management Inc
Salomon Brothers
 Strategic Bond
 Opportunities           TNE Advisers, Inc. Salomon Brothers Asset Management Inc

* An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

On January 28, 1998, the Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers, Inc. and the Fund on behalf of the Series, and between TNE Advisers, Inc. and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis Sayles & Company, L.P., and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1997:

                                                       PURCHASES      SALES
                                                      ------------ ------------
   Capital Growth Series                              $190,848,855 $152,123,058
   Back Bay Advisors Money Market Series               165,843,613  162,797,235
   Back Bay Advisors Bond Income Series                 19,577,841   13,951,014
   Back Bay Advisors Managed Series                     12,248,935    9,123,459
   Westpeak Stock Index Series                          31,190,566   13,926,513
   Westpeak Growth and Income Series                    16,870,544    7,986,008
   Loomis Sayles Avanti Growth Series                   14,966,505   10,913,924
   Loomis Sayles Small Cap Series                       35,774,167   14,288,925
   Loomis Sayles Balanced Series                         6,944,300    3,461,274
   Morgan Stanley International Magnum Equity Series     7,071,617    3,577,480
   Davis Venture Value Series                           41,982,387   11,519,957
   Alger Equity Growth Series                           27,712,451   13,170,766
   Salomon Brothers U.S. Government Series                 315,478      195,450
   Salomon Brothers Strategic Bond Opportunities
    Series                                                 711,406      148,625
   VIP Equity-Income Portfolio                          43,541,020   28,601,305
   VIP Overseas Portfolio                               33,752,160   24,396,016
   VIP High Income Portfolio                             5,573,049    2,765,596
   VIP II Asset Manager Portfolio                        3,323,050    2,105,248

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
                         12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Capital Growth..........  (9.11)%   30.30%   (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %
Bond Income.............   7.99 %   11.91%    7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %
Money Market............   7.14 %    8.87%    7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
                         12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Stock Index.............  15.93 %   29.70%   (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %
Managed.................   9.10 %   18.67%    2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
                                                                         12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                              -------- --------  -------- -------- --------
Avanti Growth........................................................     14.47%   (0.62)%   29.90%   17.20%   16.91 %
Growth and Income....................................................     13.97%   (1.55)%   35.99%   17.68%   33.01 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
                                                                         12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                              -------- --------  -------- -------- --------
Equity-Income........................................................      9.29%    6.69 %   34.62%   13.88%   27.66 %
Overseas.............................................................     14.57%    1.37 %    9.30%   12.82%   11.17 %
                                                                                  5/2/94-   1/1/95-  1/1/96-  1/1/97-
                                                                                  12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                                       --------  -------- -------- --------
Small Cap.....................................................................     (3.45)%   28.40%   30.22%   24.42 %
                                                                                  8/31/94-  1/1/95-  1/1/96-  1/1/97-
                                                                                  12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                                       --------  -------- -------- --------
High Income...................................................................     (0.58)%   20.18%   13.63%   17.26 %
Asset Manager.................................................................     (4.41)%   16.55%   14.20%   20.23 %
                                                                                            5/1/95-  1/1/96-  1/1/97-
                                                                                            12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                                                 -------- -------- --------
Equity Growth..........................................................................      24.84%   12.78%   25.19 %
Balanced...............................................................................      13.75%   16.50%   15.77 %
International Equity...................................................................       3.85%    6.30%   (1.64)%
Venture Value..........................................................................      21.64%   25.40%   33.03 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Capital Growth..........  (9.20)%   30.17%   (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %
Bond Income.............   7.88 %   11.79%    7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %
Money Market............   7.03 %    8.77%    7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Stock Index.............  15.82 %   29.57%   (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %
Managed.................   8.99 %   18.55%    2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Avanti Growth........................................................     14.39%   (0.72)%   29.77%   17.08%   16.80 %
Growth and Income....................................................     13.90%   (1.65)%   38.85%   17.56%   32.87 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Equity Income........................................................      9.22%    6.59 %   34.49%   13.77%   27.53 %
Overseas.............................................................     14.49%    1.27 %    9.19%   12.70%   11.05 %
                                                                                  5/2/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
Small Cap.....................................................................     (3.52)%   28.27%   30.09%   24.29 %
                                                                                  8/31/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
High Income...................................................................     (0.61)%   20.06%   13.52%   17.14 %
Asset Manager.................................................................     (4.45)%   16.43%   14.09%   20.11 %
                                                                                            5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                                 12/31/95 12/31/96 12/31/97
-----------                                                                                 -------- -------- --------
Equity Growth..........................................................................      24.76%   12.66%   25.06 %
Balanced...............................................................................      13.67%   16.39%   15.66 %
International Equity...................................................................       3.79%    6.19%   (1.74)%
Venture Value..........................................................................      21.56%   25.27%   32.90 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Capital Growth..........  (9.34)%   29.98%   (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %
Bond Income.............   7.72 %   11.63%    7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %
Money Market............   6.87 %    8.60%    7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Stock Index.............  15.65 %   29.37%   (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %
Managed.................   8.83 %   18.37%    2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Avanti Growth........................................................     14.28%   (0.87)%   29.57%   16.90%   16.62 %
Growth and Income....................................................     13.78%   (1.80)%   35.65%   17.38%   32.67 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Equity-Income........................................................      9.11%    6.43 %   34.29%   13.59%   27.34 %
Overseas.............................................................     14.38%    1.12 %    9.02%   12.53%   10.89 %
                                                                                  5/2/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
Small Cap.....................................................................     (3.61)%   28.08%   29.90%   24.11 %
                                                                                  8/31/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
High Income...................................................................     (0.66)%   19.88%   13.35%   16.96 %
Asset Manager.................................................................     (4.49)%   16.26%   13.91%   19.93 %
                                                                                            5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                                 12/31/95 12/31/96 12/31/97
-----------                                                                                 -------- -------- --------
Equity Growth..........................................................................      24.64%   12.49%   24.88 %
Balanced...............................................................................      13.56%   16.21%   15.48 %
International Equity...................................................................       3.68%    6.03%   (1.89)%
Venture Value..........................................................................      21.44%   25.08%   32.70 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Capital Growth..........  (9.61)%   29.59%   (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%
Bond Income.............   7.40 %   11.29%    7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%
Money Market............   6.55 %    8.28%    7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Stock Index.............  15.30 %   28.99%   (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%
Managed.................   8.50 %   18.02%    2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Avanti Growth........................................................     14.05%   (1.16)%   29.19%   16.55%   16.27%
Growth and Income....................................................     13.55%   (2.09)%   35.25%   17.03%   32.28%
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Equity-Income........................................................      8.89%    6.11 %   33.89%   13.25%   26.96%
Overseas.............................................................     14.15%    0.82 %    8.70%   12.19%   10.56%
                                                                                  5/2/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
Small Cap.....................................................................     (3.80)%   27.69%   29.50%   23.73%
                                                                                  8/31/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
High Income...................................................................     (0.76)%   19.53%   13.00%   16.61%
Asset Manager.................................................................     (4.59)%   15.91%   13.57%   19.57%
                                                                                            5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                                 12/31/95 12/31/96 12/31/97
-----------                                                                                 -------- -------- --------
Equity Growth..........................................................................      24.39%   12.15%   24.50 %
Balanced...............................................................................      13.33%   15.86%   15.14 %
International Equity...................................................................       3.48%    5.71%   (2.18)%
Venture Value..........................................................................      21.20%   24.71%   32.30 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Capital Growth..........  (9.47)%   31.88%   (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %
Bond Income.............   7.56 %   11.46%    7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %
Money Market............   6.71 %    8.44%    7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %
                         1/1/88-   1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88  12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------              --------  -------- --------  -------- --------  -------- --------  -------- -------- --------
Stock Index.............  15.47 %   29.18%   (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %
Managed.................   8.67 %   18.20%    2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Avanti Growth........................................................     14.16%   (1.01)%   29.38%   16.72%   16.45 %
Growth and Income....................................................     13.67%   (1.94)%   35.45%   17.21%   32.47 %
                                                                         4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                              12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                              -------- --------  -------- -------- --------
Equity-Income........................................................      9.00%    6.27 %   34.09%   13.42%   27.15 %
Overseas.............................................................     14.26%    0.97 %    8.86%   12.36%   10.72 %
                                                                                  5/2/94-   1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
Small Cap.....................................................................     (3.71)%   27.88%   29.70%   23.92 %
                                                                                  8/31/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                       12/31/94  12/31/95 12/31/96 12/31/97
-----------                                                                       --------  -------- -------- --------
High Income...................................................................     (0.71)%   19.71%   13.17%   16.79 %
Asset Manager.................................................................     (4.54)%   16.08%   13.74%   19.75 %
                                                                                            5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                                 12/31/95 12/31/96 12/31/97
-----------                                                                                 -------- -------- --------
Equity Growth..........................................................................      24.51%   12.32%   24.69 %
Balanced...............................................................................      13.44%   16.03%   15.31 %
International Equity...................................................................       3.58%    5.87%   (2.04)%
Venture Value..........................................................................      21.32%   24.89%   32.50 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                         1/1/88-  1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
                         12/31/88 12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT              -------- -------- --------  -------- -------- -------- --------  -------- -------- --------
Bond Income.............   8.37%   12.30%    8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %
Money Market............   7.52%    9.25%    8.19 %    6.21%    3.80%    2.97%   3.97 %     5.70%    5.13%    5.34 %
                         1/1/88-  1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-
                         12/31/88 12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT              -------- -------- --------  -------- -------- -------- --------  -------- -------- --------
Stock Index.............  16.34%   30.15%   (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %
Managed.................   9.48%   19.08%    3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %
                                                                       4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-
                                                                       12/31/93 12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                            -------- --------  -------- -------- --------
Avanti Growth........................................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %
Growth and Income....................................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %
                                                                                5/2/94-   1/1/95-  1/1/96-  1/1/97-
                                                                                12/31/94  12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                                     --------  -------- -------- --------
Small Cap.....................................................................   (3.23)%   28.84%   30.68%   24.85 %
                                                                                          5/1/95-  1/1/96-  1/1/97-
                                                                                          12/31/95 12/31/96 12/31/97
SUB-ACCOUNT                                                                               -------- -------- --------
Equity Growth..........................................................................    25.13%   13.17%   25.63 %
Balanced...............................................................................    14.01%   16.91%   16.18 %
International Equity...................................................................     4.01%    6.67%   (1.30)%
Venture Value..........................................................................    21.92%   25.84%   33.50 %
                                                                                                   6/28/96- 1/1/97-
                                                                                                   12/31/96 12/31/97
SUB-ACCOUNT                                                                                        -------- --------
U.S. Government.................................................................................     4.55%    8.47 %
Strategic Bond Opportunities....................................................................     8.46%   11.07 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

[LOGO OF NEW ENGLAND FINANCIAL APPEARS HERE]                         Bulk Rate
                                                                        U.S.
                                                                      Postage
                                                                        PAID
                                                                     Hudson, MA
                                                                     Permit No.
                                                                         19

NEW ENGLAND LIFE INSURANCE COMPANY
501 BOYLSTON STREET
BOSTON, MASSACHUSETTS 02116


EQUAL OPPORTUNITY EMPLOYER M/F
(C) 1998 NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

This booklet has been prepared for variable contract owners of New England Life Insurance Company.


VL VIP








(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



MARKET ENVIRONMENT                  3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS DURING
                                         THE LAST YEAR.

PERFORMANCE                         4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           5    THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         6    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                         MARKET VALUES.

FINANCIAL STATEMENTS                11   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               14   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   17   THE AUDITORS' OPINION.

DISTRIBUTIONS                       18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. MARKET ENVIRONMENT


Despite an infectious currency crisis that erupted in Southeast Asia in October, most stock and bond markets around the globe posted another year of positive returns. Sustained corporate earnings growth, low interest-rate levels and an overall lack of inflationary concern provided a favorable investing backdrop. The U.S. and European stock markets continued to perform well, with U.S. stocks posting their third consecutive year of strong results. The problems in Southeast Asia, though, reverberated throughout the world, with investors becoming increasingly concerned toward the end of the period regarding the sustainability of corporate earnings. The U.S. bond market enjoyed a nice run in 1997.
U.S. STOCK MARKETS
The U.S. stock market went through many phases during 1997. Entering the year, the market was still being dominated by an extremely narrow contingent of well-known, large-capitalization stocks. In fact, much of the Standard & Poor's 500 Index 12-month gain of 33.36% came from these bigger stocks. Stock prices soared to historic highs and the Dow Jones Industrial Average hurtled past the 8000-point mark in August. But, investors became increasingly concerned about the market's ability to sustain its lofty performance levels. In mid-August, several large multinationals - companies that derive a significant portion of their revenues from overseas operations - justified these concerns by announcing earnings disappointments. These announcements triggered a slowdown among larger-cap stocks, while smaller- and medium-sized stocks gained momentum. From August through December, the S&P MidCap 400 Index - a measure of mid-sized stock performance - returned 6.50%, while the S&P 500 returned 2.43%.
In late October, economic turmoil shook Southeast Asia. Since this region accounts for a significant portion of world economic growth, shock tremors rippled through developed markets such as those in the U.S. and Europe, as well as emerging-market nations in Eastern Europe and Latin America. In New York, the uncertainty was punctuated by a 554-point drop in the Dow one day and a 337-point recovery the next. In terms of industry groups, moderate economic growth coupled with nonexistent inflation translated into near nirvana for the finance sector. Banks and brokerages demonstrated their ability to sustain impressive earnings growth as borrowing demand remained high and cash flows were healthy. Consolidation in the form of merger and acquisition activity also brought positive results to the group. Due to strong oil exploration and production demand, the energy service sector also fared nicely. Demand for offshore drilling, in particular, was very high and the industry enjoyed favorable pricing trends. Technology stocks were a mixed bag in 1997, with the group experiencing a decent rally through the first half of the year. The second-half Asian crisis, however, proved particularly harmful to many technology companies with Asian business ties. With Asia accounting for a considerable amount of the world's technology production, the region's economic troubles were far-reaching. Going into 1998, many money managers - sensing an economic slowdown due to Asia - were concentrating on stocks that were less cyclical, or economically sensitive.
FOREIGN STOCK MARKETS
Stock markets around the world reacted differently in 1997. Europe - bolstered by continued economic reform and a convergence in monetary policy - posted strong overall returns as Finland, Italy, Spain, Switzerland and the United Kingdom led the way. The Morgan Stanley Capital International (MSCI) Europe Index returned 24.17% during the period. In contrast, the MSCI EAFE Index, which measures the performance of Europe, Australasia and the Far East, reflected the problems brought on by the Asian crisis. The MSCI EAFE returned 2.01% for the period. Japan and Hong Kong were two noteworthy laggards, as economic recovery in Japan trudged along and Hong Kong felt the brunt of Asia's woes. Emerging market equity performance was solid through the first half of the period, but trailed off some in the second. Uncertainty in Asia and South Korea made some investors question the well-being of other pivotal emerging-market nations such as Russia, which proved particularly vulnerable to the Asian dilemma.
U.S. BOND MARKETS
Bonds benefited from low interest rates - which in turn drove prices upward - as well as a distinct lack of inflation indicators. The Lehman Brothers Aggregate Bond Index - a measure of the U.S. taxable bond market - returned 9.65% during the year. The Federal Reserve Board's raising of a key short-term interest rate in March proved to be one of the few obstacles to the bond market. Bonds rallied from April through mid-September, buoyed in large part by encouraging economic data and the Fed's reluctance to raise rates further. Additionally, while the Asian crisis brought some equity markets to their knees, many bond markets welcomed wary stock investors in search of lower volatility. Interest rates reached attractive levels, with the yield on the 30-year Treasury bond going below the 6% mark in November. Corporate bonds performed reasonably well due to continued economic growth and high demand for yield. Mortgage-backed bonds also fared relatively well, in spite of increased refinancing activity due to the lower rates.
FOREIGN BOND MARKETS
While low inflation and steady growth boosted the U.S. bond market, results were varied on the international front. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 0.23% for the 12 months that ended December 31, 1997. In Europe, countries continued to make progress in the drive toward meeting European Monetary Union requirements. But a strong dollar relative to many currencies eroded gains for U.S.-based investors. Japan - one of the more significant components of the Salomon Brothers index - continued to struggle as economic reform continued to develop slowly. The often-volatile world of emerging-market debt also had mixed results, as Asian concerns trickled into these regions. Brazil and Argentina performed well, while Ecuador stumbled due to political uncertainty. Nevertheless, The J.P. Morgan Emerging Markets Bond Index still managed to return 16.15% during the period.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5   PAST 10
DECEMBER 31, 1997                 YEAR     YEARS    YEARS

VIP: OVERSEAS - "INITIAL CLASS"   11.56%   14.12%   9.62%

MSCI EAFE                         2.01%    11.44%   6.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for
significant growth over time; however, investing in
foreign markets means assuming greater risks than
investing in the United States. Factors like changes in
a country's financial markets, its local political and
economic climate, and the fluctuating value of its
currency create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
3
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's past 10 year total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971231 19980109 104657 S00000000000001
             VIP Overseas                MS EAFE Index (Net)
             00154                       MS001
  1987/12/31      10000.00                    10000.00
  1988/01/31       9657.75                    10178.54
  1988/02/29       9914.44                    10857.01
  1988/03/31      10363.64                    11524.56
  1988/04/30      10534.76                    11692.04
  1988/05/31      10342.25                    11317.23
  1988/06/30      10160.43                    11018.93
  1988/07/31      10085.56                    11364.64
  1988/08/31       9732.62                    10625.73
  1988/09/30      10149.73                    11090.01
  1988/10/31      10598.93                    12038.90
  1988/11/30      10791.44                    12756.01
  1988/12/31      10812.83                    12827.14
  1989/01/31      11133.69                    13052.82
  1989/02/28      11326.20                    13119.91
  1989/03/31      11316.00                    12862.42
  1989/04/30      11650.09                    12981.71
  1989/05/31      11219.01                    12275.47
  1989/06/30      11175.90                    12068.82
  1989/07/31      12221.28                    13584.34
  1989/08/31      12135.06                    12973.40
  1989/09/30      12889.46                    13564.37
  1989/10/31      12188.95                    13019.38
  1989/11/30      12846.35                    13673.86
  1989/12/31      13654.64                    14178.39
  1990/01/31      13471.43                    13650.84
  1990/02/28      13156.99                    12698.08
  1990/03/31      13654.30                    11375.24
  1990/04/30      13729.98                    11284.97
  1990/05/31      14627.29                    12572.60
  1990/06/30      14951.62                    12461.86
  1990/07/31      15708.39                    12637.39
  1990/08/31      14108.36                    11410.20
  1990/09/30      12767.80                     9820.02
  1990/10/31      13957.01                    11350.17
  1990/11/30      13524.57                    10680.64
  1990/12/31      13427.27                    10853.67
  1991/01/31      13557.00                    11204.73
  1991/02/28      14013.73                    12405.86
  1991/03/31      13603.85                    11661.11
  1991/04/30      13902.95                    11775.62
  1991/05/31      13936.19                    11898.49
  1991/06/30      13171.80                    11024.18
  1991/07/31      13825.41                    11565.82
  1991/08/31      13869.72                    11330.94
  1991/09/30      14434.70                    11969.54
  1991/10/31      14534.40                    12139.22
  1991/11/30      14013.73                    11572.51
  1991/12/31      14501.17                    12170.15
  1992/01/31      14678.42                    11910.20
  1992/02/29      14372.54                    11483.91
  1992/03/31      14080.60                    10725.78
  1992/04/30      14956.42                    10776.77
  1992/05/31      15607.68                    11498.12
  1992/06/30      15315.74                    10952.73
  1992/07/31      14338.85                    10672.42
  1992/08/31      14215.34                    11341.80
  1992/09/30      13642.68                    11117.83
  1992/10/31      12710.71                    10534.65
  1992/11/30      12643.34                    10633.78
  1992/12/31      12946.51                    10688.78
  1993/01/31      13317.05                    10687.47
  1993/02/28      13577.90                    11010.31
  1993/03/31      14519.85                    11970.03
  1993/04/30      15484.78                    13106.01
  1993/05/31      15817.91                    13382.81
  1993/06/30      15427.34                    13174.01
  1993/07/31      16036.16                    13635.16
  1993/08/31      16897.71                    14371.23
  1993/09/30      16805.81                    14047.74
  1993/10/31      17414.63                    14480.66
  1993/11/30      16679.45                    13214.90
  1993/12/31      17782.22                    14169.11
  1994/01/31      18942.43                    15367.04
  1994/02/28      18608.34                    15324.48
  1994/03/31      18146.60                    14664.43
  1994/04/30      18746.87                    15286.63
  1994/05/31      18515.99                    15198.87
  1994/06/30      18319.75                    15413.66
  1994/07/31      18804.58                    15561.89
  1994/08/31      19023.91                    15930.32
  1994/09/30      18527.54                    15428.59
  1994/10/31      18908.48                    15942.36
  1994/11/30      18192.77                    15176.17
  1994/12/31      18088.88                    15271.20
  1995/01/31      17338.54                    14684.55
  1995/02/28      17384.16                    14642.40
  1995/03/31      17919.42                    15555.66
  1995/04/30      18431.40                    16140.69
  1995/05/31      18687.39                    15948.29
  1995/06/30      18861.93                    15668.61
  1995/07/31      19699.72                    16644.07
  1995/08/31      19152.83                    16009.16
  1995/09/30      19432.10                    16321.82
  1995/10/31      19048.11                    15883.09
  1995/11/30      19269.19                    16325.02
  1995/12/31      19850.99                    16982.76
  1996/01/31      20223.34                    17052.48
  1996/02/29      20267.88                    17110.12
  1996/03/31      20577.86                    17473.47
  1996/04/30      21150.13                    17981.49
  1996/05/31      21162.06                    17650.59
  1996/06/30      21317.05                    17749.94
  1996/07/31      20685.16                    17231.15
  1996/08/31      20840.15                    17268.91
  1996/09/30      21448.19                    17727.67
  1996/10/31      21233.59                    17546.26
  1996/11/30      22342.36                    18244.40
  1996/12/31      22461.58                    18009.70
  1997/01/31      22461.58                    17382.97
  1997/02/28      22981.99                    17671.52
  1997/03/31      23190.80                    17738.68
  1997/04/30      23386.56                    17836.24
  1997/05/31      24848.22                    19000.41
  1997/06/30      26153.27                    20051.13
  1997/07/31      27040.70                    20378.37
  1997/08/31      25004.82                    18859.17
  1997/09/30      26844.95                    19918.49
  1997/10/31      24965.67                    18392.53
  1997/11/30      24848.22                    18208.61
  1997/12/31      25057.02                    18370.85
IMATRL PRASUN   SHR__CHT 19971231 19980109 104700 R00000000000123
Let's say hypothetically that $10,000 was invested in VIP: Overseas Portfolio on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $25,057 - a 150.57% increase on the initial investment. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,371 over the same period - a 83.71% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1997
                                                      % OF FUND'S
                                                      INVESTMENTS

ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECTRICITE SA   2.3

TOTAL SA CLASS B                                      2.2

RHONE POULENC SA CLASS A                              2.1

NOVARTIS AG (REG.)                                    2.1

VOLVO AB CLASS B                                      1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                   % OF FUND'S
                   INVESTMENTS

FINANCE            18.2

HEALTH             10.0

DURABLES           9.1

BASIC INDUSTRIES   8.4

UTILITIES          8.2

TOP FIVE COUNTRIES AS OF DECEMBER 31, 1997
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S
                               INVESTMENTS

JAPAN                          18.0

UNITED KINGDOM                 16.3

FRANCE                         12.5

NETHERLANDS                    8.1

SWEDEN                         6.3

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH
SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES
CONTRACTS, IF APPLICABLE.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Richard Mace,
Portfolio Manager of
Overseas Portfolio
Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, RICK?
A. Quite well. For the 12 months that ended December 31, 1997, the fund topped the 2.01% return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.
Q. WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?
A. The fund's European financial-related stocks performed very well. Additionally, substantial exposure to the technology, energy and health care sectors helped, as these groups registered strong performances. Another plus was the fund's minimal exposure - relative to the EAFE - to the poorly performing Japanese market, combined with better-than-market average returns from export-oriented Japanese auto and technology positions. All that being said, individual stock picking continued to have the biggest influence on performance. In general, the fund's largest 20 positions performed well.
Q. YOU MENTIONED FINANCE-RELATED STOCKS AS BEING POSITIVE CONTRIBUTORS TO PERFORMANCE. WHAT DROVE THIS GROUP?
A. While I don't spend a lot of time analyzing interest rates, inflation levels or economic conditions, low interest rates throughout Europe were beneficial to many of the fund's top finance stocks. More importantly, though, many of these companies fit the profile I was looking for - management was focused on delivering results to shareholders; the company was generating strong earnings growth; and each had healthy balance sheets. Examples included Switzerland's Credit Suisse and Lloyds Bank in the United Kingdom. Both of these top positions performed quite well.
Q. YOU MENTIONED HEALTH CARE AND TECHNOLOGY STOCKS AS WELL . . .
A. In terms of the health care group, the fund's pharmaceutical-related positions performed well. Because of strong product development, many drug companies generated good cash flows, enabling some to pay dividends. Two of the fund's top five positions at the end of the period - Novartis and Rhone Poulenc - were examples. Novartis, a company that was created by the merger of two substantial Swiss drug firms, implemented favorable cost-cutting measures during the period, while French-based Rhone Poulenc engaged in a major restructuring effort designed to focus on aspects of its business with the most growth potential. For the most part, the fund's technology exposure also helped performance. Top positions such as Philips Electronics and Alcatel both enjoyed solid sales and earnings growth. Some of the fund's Japanese tech stocks - such as Sony and Canon - also performed well, as they benefited from strong product development in the areas of camcorders, cameras, TVs and VCRs.
Q. ASIDE FROM SOME OF THE POSITIONS YOU'VE MENTIONED, WHICH ONES PERFORMED WELL? WHICH WERE DISAPPOINTMENTS?
A. Some of the fund's oil-related positions performed well, notably Total and Nationale Elf Aquitaine. Each company thrived due to shareholder-friendly management, healthy cash flows and reduced costs. In terms of disappointments, Volkswagen underwent a significant capital-raising exercise that didn't seem to correlate with the best interests of its shareholders. Another area of discomfort was the Japanese finance sector. Many Japanese brokerage firms performed poorly, mostly due to the weak local market and low trading volumes.
Q. WHAT'S YOUR TAKE ON THE RECENT VOLATILITY WE'VE SEEN, PARTICULARLY THE LATE-OCTOBER CORRECTION IN SOUTHEAST ASIA?
A. Strange as it may sound, I actually enjoy volatility. Market fluctuations can be a bit frustrating on a day-to-day basis, but volatility can present great buying opportunities for investors like myself who follow a value-oriented discipline. When I see that stocks are down, I generally look to see whether a buying opportunity is present. On the other hand, when stocks are up significantly, it creates an opportunity to sell some of the fund's more expensive holdings and to buy stocks that may be less in favor but may offer potential. So, while the fund's share price fluctuation may be frustrating for shareholders to watch, I think it helps overall performance to be able to find cheap stocks.
Q. WHAT'S YOUR OUTLOOK?
A. I can't emphasize enough how important researching individual stocks is to the fund's performance, and Fidelity has an abundance of talent and resources in place to try to uncover opportunities. My job going forward will be the same as it always is: To find the best possible investments for the fund's shareholders.



FUND FACTS
GOAL: to increase the value of the fund's shares by
investing mainly in stocks in Europe, the Far East
and the Pacific Basin
START DATE: January 28, 1987
SIZE: as of December 31, 1997, more than $1.9
billion
MANAGER: Richard Mace, since 1996; joined
Fidelity in 1987
3
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.5%
 SHARES VALUE (NOTE 1)
  ARGENTINA - 0.4%
Telecom Argentina Class B
 sponsored ADR  102,500 $ 3,664,375
Telefonica de Argentina SA
 sponsored ADR  36,600  1,363,350
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  95,700  3,271,744
  8,299,469
AUSTRALIA - 2.4%
Australia & New Zealand
 Banking Group Ltd.   1,246,100  8,225,681
Brambles Industries Ltd.   200,200  3,968,555
Broken Hill Proprietary Co. Ltd. (The)  318,100  2,950,934
CSR Ltd.   497,600  1,684,476
Coles Myer Ltd.   700,400  3,360,428
Colonial Ltd.   682,200  1,945,211
Colonial Ltd. warrants 2/2/98 (a)  682,200  31,976
Commonwealth Bank of Australia (c)  201,300  2,306,415
Leighton Holdings Ltd.   405,800  1,415,982
National Australia Bank Ltd.   294,300  4,105,759
National Mutual Holdings Ltd.   969,807  1,839,737
News Corp. Ltd.   346,500  1,910,591
QNI Ltd.   1,054,780  700,395
Western Mining Holdings Ltd.   1,550,939  5,401,688
Westpac Banking Corp.   143,800  918,913
Woodside Petroleum Ltd.   242,000  1,704,604
Woolworths Ltd.   1,211,500  4,045,962
  46,517,307
AUSTRIA - 0.1%
OMV AG  7,600  1,051,176
Voest-Alpine Stahl AG  39,000  1,501,126
  2,552,302
BRAZIL - 1.5%
Centrais Electricas Brasileiras SA  70,550,000  3,603,200
Compania Energertica Minas Gerais  168,444,000  7,318,538
Petrobras PN (Pfd. Reg.)  30,358,000  7,099,537
Telebras sponsored ADR  79,600  9,268,425
Telesp PN (Pfd. Reg.)  4,499,000  1,197,220
  28,486,920
CANADA - 3.2%
Abitibi-Consolidated, Inc.   88,300  1,232,265
Alcan Aluminium Ltd.   269,700  7,433,234
Alliance Forest Products, Inc. (a)  78,800  1,295,373
Alliance Forest Products, Inc. (a)(c)  83,700  1,375,922
BCE, Inc.   258,200  8,606,366
Bro-X Minerals Ltd. (a)  42,700  -
Canadian Pacific Ltd.   28,100  756,777
Canadian National Railway Co.   15,500  729,705
Canadian Natural Resources Ltd. (a)  159,900  3,422,713
Cinar Films, Inc. Class B (sub-vtg.) (a)  23,400  913,378
Cominco Ltd.   305,800  4,674,009
Domtar, Inc.   518,800  3,610,968
Greenstone Resources Ltd. (a)  141,300  672,128
Hudson's Bay Co. Ord.   73,600  1,639,789
Inco Ltd.   155,000  2,634,745
Leitch Technology Corp. (a)  68,000  2,045,399
National Bank of Canada  376,000  6,207,268
Noranda, Inc.   320,600  5,516,953
Renaissance Energy Ltd. (a)  153,600  3,169,669
Rio Alto Exploration Ltd. (a)  137,900  1,157,567
St Laurent Paperboard, Inc. (a)(c)  155,900  2,006,617
Seagram Co. Ltd.   57,300  1,853,818
Teleglobe, Inc.   25,000  760,729
  61,715,392

 SHARES VALUE (NOTE 1)
DENMARK - 1.0%
Den Danske Bank Group AS   55,900 $ 7,450,722
International Service Systems AS,
 Series B (a)  96,600  3,553,804
Jyske Bank AS (Reg.)  6,800  828,917
Novo-Nordisk AS Class B  30,900  4,420,794
Sophus Berendsen AS, Series B  11,400  1,880,611
Unidanmark AS Class A  21,400  1,571,439
  19,706,287
FINLAND - 2.2%
Cultor OY, Series 1  57,600  3,129,688
Enso OY Class R  614,800  4,762,480
Huhtamaki Ord.   144,500  5,968,115
Metsa-Serla Ltd. Class B  738,500  5,761,376
Nokia Corp. AB, Series A  52,000  3,694,036
Outokumpu OY Class A  156,800  1,914,055
Pohjola Class B  124,900  4,631,276
UPM-Kymmene Corp.   351,300  7,028,966
Valmet OY  382,300  5,277,266
  42,167,258
FRANCE - 12.5%
Accor SA  9,900  1,839,147
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  342,250  43,466,631
Axa SA  114,726  8,869,909
Axime SA Ex Segin (a)  45,100  5,810,177
Cap Gemini Sogeti SA  98,500  8,070,017
Carrefour Supermarche SA  7,800  4,066,075
Coflexip sponsored ADR  5,000  279,688
Compagnie de Saint Gobain  15,900  2,256,910
Credit Commercial de France Ord.   81,800  5,601,810
Eramet SA  98,162  3,715,603
Elf Sanofi SA  52,900  5,884,121
GAN (Groupe Des Assur Natl.) (a)  130,000  3,179,049
Lafarge SA  40,020  2,623,707
Lagardere S.C.A. (Reg.)  104,100  3,439,180
Michelin SA (Compagnie Generale
 des Etablissements) Class B  125,919  6,334,101
Nationale Elf Aquitaine  133,800  15,549,099
Pechiney SA Class A  310,284  12,239,309
Rhone Poulenc SA Class A  906,172  40,558,475
Scor SA  37,400  1,786,954
Societe Generale Class A  50,000  6,806,674
Total SA Class B  384,114  41,768,850
Usinor Sacilor  503,000  7,256,695
Union Assurancesfederale SA  32,500  4,262,472
Valeo SA  74,700  5,062,263
  240,726,916
GERMANY - 3.2%
Allianz Aktiengesellschaft Holdings (Reg.)  30,200  7,791,382
BASF AG  114,400  4,026,422
Bayer AG  168,100  6,224,887
(BMW) Muenchen Bayerische
 Motorenwerke AG  2,200  1,639,144
BHF Bank (Bank Berlin Hand)  233,900  6,762,747
Continental Gummi-Werke AG  134,300  2,987,680
Daimler-Benz AG Ord.   151,100  10,585,822
Hoechst AG Ord.   112,100  3,926,772
Lufthansa Deutsche AG (Reg.)  158,900  3,034,871
Mannesmann AG Ord.   16,300  8,292,744
Veba AG Ord.   98,100  6,676,364
  61,948,835
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HONG KONG - 0.6%
China Light & Power Co. Ltd.   374,000 $ 2,075,686
China Telecom (Hong Kong) Ltd.   2,126,000  3,649,526
Great Eagle Holdings Ltd.   546,000  764,617
Great Eagle Holdings Ltd.
 warrants 11/30/98 (a)  109,200  14,094
Hutchison Whampoa Ltd. Ord.   240,000  1,505,460
National Mutual Asia Ltd.   1,040,000  1,033,584
Peregrine Investments Holdings Ltd.   1,200,000  851,855
Vtech Holdings Ltd.   346,000  1,020,432
  10,915,254
INDIA - 0.1%
Mahindra & Mahindra Ltd. GDR  66,500  665,000
State Bank of India GDR (Reg.)  38,000  674,500
  1,339,500
IRELAND - 1.4%
Bank of Ireland, Inc.   813,900  12,497,190
CRH PLC  145,682  1,705,568
Elan Corp. PLC ADR (a)  16,000  819,000
Independent Newspapers PLC  889,749  4,690,757
Smurfit (Jefferson) Group PLC  2,287,900  6,461,611
  26,174,126
ITALY - 1.3%
Credito Italiano Ord.   1,078,700  3,336,618
Eni Spa  1,638,600  9,357,075
Istituto Nazionale Delle
 Assicurazioni Spa  1,084,100  2,198,779
Telecom Italia Mobile Spa  1,942,000  8,959,950
Telecom Italia Spa  211,110  1,350,397
  25,202,819
JAPAN - 17.5%
Acom Co. Ltd.   106,900  5,894,543
Amway Japan Ltd.   171,200  3,277,810
Aoyama Trading Co. Ord.   3,300  58,886
Asahi Breweries Ltd.   50,000  727,551
Bridgestone Corp.   168,000  3,641,126
Canon, Inc.   326,000  7,589,814
Circle K Japan Co. Ltd.   13,000  622,248
Citizen Watch Co. Ltd. Ord.   472,000  3,162,933
Dai-Ichi Kangyo Bank  124,000  731,227
Daiwa House Industry Co. Ltd.   113,000  597,128
Daiwa Securities Co. Ltd.   774,000  2,667,433
Denso Corp.   106,000  1,907,716
Denny's Japan Co. Ltd.   79,000  1,742,447
Daito Trust Construction Co.   79,500  485,250
Fuji Bank Ltd.   498,000  2,013,739
Fuji International Trust unit
 sponsored ADR (c)  100  863,365
Fuji Machine Manufacturing Co.
 Ltd. Ord.   30,000  723,722
Fuji Photo Film Co. Ltd.   488,000  18,686,579
Fujitsu Ltd.   339,000  3,634,693
Hitachi Maxell Ltd.   326,000  5,742,294
Honda Motor Co. Ltd.   442,000  16,214,283
Ibiden Co. Ltd.   157,000  1,899,751
Ito-Yokado Co. Ltd.   103,000  5,245,644
Jafco Co. Ltd.   46,000  1,638,139
Jusco Co. Ltd.   119,000  1,676,891
Kao Corp.   301,000  4,333,755
Komatsu Ltd. Ord.   988,000  4,956,079
Kyocera Corp.   58,000  2,629,600
Long Term Credit Bank of Japan Ltd. (The)  2,009,000  3,215,631

 SHARES VALUE (NOTE 1)
Matsushita Electric Industrial Co. Ltd.   1,023,000 $ 14,964,044
Matsushita Communication
 Industrial Co. Ltd.   92,000  2,451,924
Matsushita Electric Works Co. Ltd.   331,000  2,864,484
Minebea Co. Ltd.   899,000  9,638,905
Minolta Camera Co. Ltd.   868,000  4,872,633
Mitsubishi Electric Co. Ord.   586,000  1,498,939
Mitsubishi Estate Co. Ltd.   580,000  6,307,486
Mitsubishi Heavy Industries Ltd.   379,000  1,578,985
Mitsubishi Trust & Banking Corp.   100,000  1,003,255
Mitsui Fudosan Co. Ltd.   380,000  3,666,858
Nichiei Co. Ltd.   31,400  3,342,600
Nikko Securities Co. Ltd.   570,000  1,510,396
Nintendo Co. Ltd. Ord.   174,000  17,056,864
Nippon Telegraph &
 Telephone Corp. Ord.   997  8,551,714
Nitto Denko Corp.   69,000  1,188,972
Nomura Securities Co. Ltd.   805,000  10,727,169
Omron Corp.   539,000  8,420,908
Orix Corp.   143,900  10,028,643
Onward Kashiyama & Co. Ltd.   233,000  2,694,467
Ricoh Co. Ltd. Ord.   219,000  2,717,059
Rohm Co. Ltd.   106,000  10,796,860
Sakura Bank Ltd.   2,796,000  7,987,042
Sankyo Co. Ltd.   345,000  7,794,371
Sekisui House Ltd.   107,000  687,521
Sekisui Chemical Co. Ltd.   6,000  30,465
Shinko Electric Industries Co. Ltd.   44,600  1,492,644
Shin-Etsu Chemical Co. Ltd.   150,000  2,860,425
Sony Corp.   182,600  16,221,789
Shohkoh Fund & Co. Ltd.   3,600  1,097,300
Sony Music Entertainment Japan, Inc.   103,300  3,797,358
Sumitomo Realty & Development Co. Ltd.   959,000  5,508,329
TDK Corp.   102,000  7,686,617
Takeda Chemical Industries Ltd.   949,000  27,036,416
Takefuji Corp.   55,500  2,546,008
Terumo Corp.   125,000  1,838,024
THK Co. Ltd.   455,800  4,433,207
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  312,000  3,536,358
Toyota Motor Corp.   96,000  2,749,684
Toyo Trust & Banking Co. Ltd.   33,000  194,601
Tokyo Electron Ltd.   53,000  1,696,649
Uni Charm Corp. Ord.   80,000  2,830,557
Uny Co. Ltd.   105,000  1,439,403
World Co. Ltd.   35,300  783,994
Xebio Co. Ltd.   37,200  296,289
Yasuda Trust & Banking  652,000  649,129
  337,657,622
MALAYSIA - 0.1%
Malayan Banking BHD  28,000  81,452
Oriental Holdings BHD  1,027,000  1,258,468
  1,339,920
MEXICO - 1.3%
BANACCI SA de CV Class B (a)  616,000  1,843,420
DESC (Sociedad de Fomento
 Industrial SA) Class B  188,000  1,796,134
Grupo Carso SA de CV Class A-1  153,000  1,023,792
Grupo Financiero Bancomer Class B (a)  13,455,000  8,669,888
Grupo Financiero Inbursa SA Class B  237,000  969,145
Grupo Mexico SA Class L  80,000  252,788
Industrias Penoles SA  54,000  244,238
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  161,600  9,059,700
Tubos De Acero De Mexico ADR (a)  91,700  1,983,013
  25,842,118
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NETHERLANDS - 8.1%
Ahold NV  355,484 $ 9,279,597
AKZO Nobel NV  139,900  24,134,735
Beter Bed Holding NV  87,200  1,682,467
Benckiser NV Class B  96,600  3,999,378
ING Groep NV  367,617  15,491,977
KLM Royal Dutch Air Lines NV  66,706  2,468,764
Koninklijke Hoogovens NV  143,600  5,888,557
Koninklijke KNP BT NV  96,300  2,219,201
Nutreco Holding NV (a)  111,500  2,541,969
Philips Electronics NV (Bearer)  454,100  27,248,241
Royal Dutch Petroleum Co. Ord.   445,360  24,460,187
Unilever NV Ord.   366,200  22,588,206
Vendex International NV (c)  121,600  6,714,552
VNU Ord.   251,500  7,098,840
  155,816,671
NETHERLANDS ANTILLES - 0.1%
Schlumberger Ltd.   32,700  2,632,350
NEW ZEALAND - 0.2%
Air New Zealand Ltd. Class B  552,200  1,106,953
Lion Nathan Ltd.   572,000  1,282,912
Lion Nathan Ltd. (Astl)  59,200  134,887
Sky Network Television Ltd. (a)  375,600  565,248
  3,090,000
NORWAY - 0.5%
Den Norske Bank AS
 Class A Free shares  894,400  4,221,500
Elkem ASA  122,100  1,622,921
NCL Holdings AS (a)  1,215,800  4,353,332
NCL Holdings AS rights 12/23/97 (a)  1,215,800  7,328
  10,205,081
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  80,200  1,283,200
PORTUGAL - 0.3%
BPI-SGPS SA (Reg.)  161,100  3,918,057
Electricidade de Portugal SA  117,300  2,221,688
  6,139,745
RUSSIA - 0.1%
Vimpel Communications
 sponsored ADR (a)  49,300  1,756,313
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   2,683,000  877,058
Singapore International Airlines Ltd.   98,000  640,713
  1,517,771
SOUTH AFRICA - 0.3%
Gencor Ltd. (Reg.)  164,160  271,548
JCI Ltd.   187,500  838,000
Sasol Ltd.   557,800  5,845,639
  6,955,187
SPAIN - 1.5%
Acerinox SA (Reg.)  14,900  2,199,442
Banco Bilbao Vizcaya SA Ord. (Reg.)  344,400  11,139,197
Mapfre Vida SA  26,000  914,286
Telefonica de Espana SA Ord.   511,500  15,526,144
  29,779,069

 SHARES VALUE (NOTE 1)
SWEDEN - 6.3%
ABB AB:
 Series A  297,900 $ 3,529,398
 Series B  153,000  1,803,040
Astra AB Class A Free shares  1,160,900  20,118,697
Assi Doman AB Free shares  63,600  1,611,222
Electrolux AB  87,200  6,055,785
Ericsson (L.M.) Telephone Co. Class B  75,000  2,821,681
Esselte AB Class B Free shares  90,900  1,844,557
Granges AB (Reg.)  48,600  762,620
IBS (International Business Systems) AB
 Class B Free shares (a)  256,800  2,977,729
Investor AB Class B Free shares  82,000  3,999,698
Nordbanken Holding AB  1,749,300  9,899,493
SKF AB Ord.   117,100  2,494,284
Skandia Foersaekrings AB  168,700  7,962,863
Svenska Handelsbanken  171,100  5,919,632
Swedish Match Co.   4,756,500  15,886,774
Volvo AB Class B  1,221,200  32,784,512
  120,471,985
SWITZERLAND - 5.3%
Ciba Specialty Chemicals AG  18,400  2,189,877
Credit Suisse Group (Reg.)  151,700  23,450,205
Julius Baer Holding AG  5,603  10,385,862
Nestle SA (Reg.)  9,730  14,568,379
Novartis AG (Reg.)  25,000  40,526,676
Sulzer AG (Reg.)  3,469  2,197,192
SGS Societe Generale de Surveillance
 Holding SA (Bearer)  800  1,532,148
Swiss Bank Corp. (Reg.)  5,400  1,676,881
Union Bank of Switzeland Ord. (Bearer)  3,500  5,056,088
  101,583,308
TURKEY - 0.1%
Tupras-Turkiye Petrol Rafinerileri AS (a)  19,623,000  2,222,236
UNITED KINGDOM - 16.3%
Allied Domecq PLC  6,200  53,524
BAT Industries PLC Ord.   1,217,300  11,110,480
BBA Group PLC  282,372  1,888,744
Barclays PLC Ord.   582,100  15,516,778
Barratt Developments PLC  847,125  3,237,881
Billiton PLC  820,800  2,109,538
Boots Co. PLC Class L (The)  161,900  2,337,891
British Aerospace PLC  317,625  9,079,033
British Petroleum PLC Ord.   981,356  12,934,272
British Land Co. PLC (The) Ord.   176,200  1,930,425
British Telecommunications PLC Ord.   850,300  6,703,159
Cable & Wireless PLC Ord.   348,900  3,075,248
Caradon PLC  3,680,180  10,731,681
Cookson Group PLC  3,846,100  12,482,806
Courtaulds Textiles PLC  237,900  1,399,227
Devro PLC  118,100  733,528
Diageo PLC  916,791  8,413,001
Dorling Kindersley Holdings PLC Class L  175,400  621,289
DR Solomons Group PLC
 sponsored ADR (a)  147,000  4,740,750
English China Clay PLC  191,400  845,088
Gallaher Group PLC  1,449,000  7,722,681
Glaxo Wellcome PLC  786,600  18,661,298
Granada Group PLC  268,000  4,106,229
HSBC Holdings PLC  345,100  8,539,655
HSBC Holdings PLC Ord.   56,500  1,452,107
Hays PLC  94,200  1,260,179
Inchcape PLC Ord.   952,800  2,558,673
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Ladbroke Group PLC Ord.   1,328,800 $ 5,779,483
Lloyds TSB Group PLC  1,896,495  24,589,622
National Grid Co. PLC  790,400  3,763,312
National Westminster Bank PLC Ord.   125,000  2,084,088
Pearson PLC   397,300  5,177,504
Perpetual PLC  19,600  904,148
Pilkington PLC Ord.   729,300  1,531,940
Rentokil Initial PLC  5,387,000  23,518,969
Royal & Sun Alliance Insurance
 Group PLC  464,908  4,695,187
Scholl PLC  354,800  1,508,095
Securicor Group PLC  1,138,100  5,353,181
Shell Transport & Trading Co. PLC (Reg.)  2,177,300  15,783,248
Siebe PLC  102,300  2,014,044
SmithKline Beecham PLC Ord.   2,463,742  25,287,663
SIG PLC  38,800  162,364
Somerfield PLC  1,044,600  3,614,055
Tarmac  554,200  1,040,871
Thames Water PLC Ord.   144,800  2,162,528
Tomkins PLC Ord.   179,800  853,115
Unigate PLC  333,200  3,299,171
Unilever PLC Ord.   1,107,200  9,503,624
Vodafone Group PLC  2,109,244  15,289,910
WPP Group PLC  252,900  1,129,129
  313,290,416
UNITED STATES OF AMERICA - 1.4%
Alumax, Inc. (a)  117,900  4,008,600
Aluminum Co. of America  95,400  6,713,775
Continental Homes Holding Corp.   49,600  1,996,400
D.R. Horton, Inc.   319,200  5,546,100
Kaiser Aluminum Corp. (a)  8,200  72,263
MCI Communications Corp.   154,300  6,605,969
Newmont Mining Corp.   46,000  1,351,250
  26,294,357
TOTAL COMMON STOCKS
 (Cost $1,474,140,020)   1,723,629,734
PREFERRED STOCKS - 2.3%
CONVERTIBLE PREFERRED STOCKS - 0.4%
AUSTRALIA - 0.2%
National Australia Bank Ltd. 7.875%  111,700  3,176,469
JAPAN - 0.0%
AJL participating trust $1.44  73,000  803,000
UNITED STATES OF AMERICA - 0.2%
WBK Trust $3.135 STRYPES  86,400  2,889,000
TOTAL CONVERTIBLE PREFERRED STOCKS   6,868,469
NONCONVERTIBLE PREFERRED STOCKS - 1.9%
AUSTRALIA - 0.1%
Sydney Harbour Casino Holdings Ltd. (a)  1,517,100  1,437,005
GERMANY - 0.5%
Boss (Hugo) AG  650  831,248
SAP AG (Systeme
 Anwendungen Produkte)  21,700  6,899,440
Wella AG  2,635  2,008,666
  9,739,354
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ITALY - 1.3%
Telecom Italia Mobile Spa de Risp  3,961,100 $ 11,206,750
Telecom Italia Spa  3,272,325  14,378,212
  25,584,962
TOTAL NONCONVERTIBLE PREFERRED STOCKS   36,761,321
TOTAL PREFERRED STOCKS
 (Cost $27,030,220)   43,629,790
CLOSED-END INVESTMENT COMPANIES - 0.5%
EMERGING MARKETS - 0.2%
TCW/DW Emerging Markets
 Opportunities Trust (SBI)  82,500  1,087,969
Templeton Dragon Fund, Inc.   183,500  1,972,625
  3,060,594
GERMANY - 0.3%
Emerging Germany Fund, Inc.   70,600  794,250
New Germany Fund, Inc. (The)  338,800  4,573,800
  5,368,050
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   82,900  616,569

TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $10,484,356)   9,045,213
GOVERNMENT OBLIGATIONS - 0.0%
  PRINCIPAL
  AMOUNT
U.S. Treasury Bills, yields at date of
 purchase 5.18% to 5.14%,
 1/8/98 (d) (Cost $899,226)  $ 900,000  899,226
CASH EQUIVALENTS - 7.7%
  SHARES

Taxable Central Cash Fund (b)
 (Cost $147,575,915)  147,575,915  147,575,915
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,660,129,737)  $ 1,924,779,878
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
123 Nikkei 225 Stock Index
Contracts Mar. 1998 $ 9,363,375 $ (929,988)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL
INVESTMENT
IN SECURITIES - 0.5%
SECURITY TYPE ABBREVIATIONS
STRYPES - Structured Yield Product Exchangeable
  for Common Stock
LEGEND
1. Non-income producing
2. At period end, the seven-day yield of the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,266,871 or 0.7% of net assets.
4. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $580,000.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,273,107,159 and $1,153,696,427, respectively.
The market value of futures contracts opened and closed during the period amounted to $72,126,834 and $72,521,418, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $294,845 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investments
Aerospace & Defense   0.5%
Basic Industries    8.4
Cash Equivalents   7.7
Construction & Real Estate    3.2
Durables    9.1
Energy    7.6
Finance    18.2
Government Obligations   0.0
Health    10.0
Holding Companies   1.3
Industrial Machinery & Equipment    4.8
Media & Leisure   3.2
Nondurables   5.6
Precious Metals   0.5
Retail & Wholesale   2.7
Services    2.3
Technology    6.0
Transportation   0.7
Utilities   8.2
    100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $1,661,721,342. Net unrealized appreciation aggregated $263,058,536, of which $407,371,007 related to appreciated investment securities and $144,312,471 related to depreciated investment securities.
The fund hereby designates approximately $78,646,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997



ASSETS


INVESTMENT IN SECURITIES, AT VALUE                                                                                  $
1,924,779,878
(COST $1,660,129,737) - SEE ACCOMPANYING SCHEDULE


RECEIVABLE FOR INVESTMENTS SOLD
6,519,325

RECEIVABLE FOR FUND SHARES SOLD
2,144,375

DIVIDENDS RECEIVABLE
4,115,885

INTEREST RECEIVABLE                                                                                                  722,953


RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                                                  24,600


OTHER RECEIVABLES                                                                                                    68,255


 TOTAL ASSETS
1,938,375,271

LIABILITIES


PAYABLE TO CUSTODIAN BANK                                                                              $ 16,012


PAYABLE FOR INVESTMENTS PURCHASED                                                                       4,375,455


PAYABLE FOR FUND SHARES REDEEMED                                                                        5,099,912


ACCRUED MANAGEMENT FEE                                                                                  1,183,740


DISTRIBUTION FEES PAYABLE                                                                               36


OTHER PAYABLES AND ACCRUED EXPENSES                                                                     446,767


 TOTAL LIABILITIES
11,121,922

NET ASSETS                                                                                                          $
1,927,253,349

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                     $
1,524,828,498

UNDISTRIBUTED NET INVESTMENT INCOME
16,641,512

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
122,131,238

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
263,652,101
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS                                                                                                          $
1,927,253,349


INITIAL CLASS:                                       $19.20
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER SHARE
 ($1,926,322,380 (DIVIDED BY) 100,320,693
SHARES)

SERVICE CLASS:                                       $19.20
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER SHARE
 ($930,969 (DIVIDED BY) 48,486 SHARES)

STATEMENT OF OPERATIONS
 YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME                                                                 $ 41,192,284
DIVIDENDS

INTEREST                                                                           10,126,931

                                                                                   51,319,215

LESS FOREIGN TAXES WITHHELD                                                        (4,339,379
                                                                                  )

 TOTAL INCOME                                                                      46,979,836

EXPENSES

MANAGEMENT FEE                                                     $ 14,309,058

TRANSFER AGENT FEES                                                 1,302,648

DISTRIBUTION FEES - SERVICE CLASS                                   41

ACCOUNTING FEES AND EXPENSES                                        803,038

NON-INTERESTED TRUSTEES' COMPENSATION                               6,136

CUSTODIAN FEES AND EXPENSES                                         945,179

REGISTRATION FEES                                                   4,483

AUDIT                                                               47,109

LEGAL                                                               11,069

MISCELLANEOUS                                                       129,020

 TOTAL EXPENSES BEFORE REDUCTIONS                                   17,557,781

 EXPENSE REDUCTIONS                                                 (225,308       17,332,473
                                                                   )

NET INVESTMENT INCOME                                                              29,647,363

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              121,016,257

 FOREIGN CURRENCY TRANSACTIONS                                      (427,681
                                                                   )

 FUTURES CONTRACTS                                                  (3,542,193     117,046,383
                                                                   )

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              58,901,833

 ASSETS AND LIABILITIES IN                                          (79,542
 FOREIGN CURRENCIES                                                )

 FUTURES CONTRACTS                                                  (458,418       58,363,873
                                                                   )

NET GAIN (LOSS)                                                                    175,410,256

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 205,057,619

OTHER INFORMATION                                                                 $ 223,816
 EXPENSE REDUCTIONS
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                1,492

                                                                                  $ 225,308


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1997           1996

OPERATIONS          $ 29,647,363      $ 28,360,200
NET
INVESTMENT
INCOME

 NET REALIZED        117,046,383       114,395,097
GAIN (LOSS)

 CHANGE IN NET       58,363,873        46,672,077
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE        205,057,619       189,427,374
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO     (29,012,812       (16,689,141
SHAREHOLDERS        )                 )
FROM NET
INVESTMENT
INCOME

 FROM NET            (115,172,073      (18,358,055
REALIZED GAIN       )                 )

 TOTAL               (144,184,885      (35,047,196
DISTRIBUTIONS       )                 )

SHARE                198,779,377       170,087,115
TRANSACTIONS
- NET
INCREASE
(DECREASE)

  TOTAL              259,652,111       324,467,293
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF        1,667,601,238     1,343,133,945
PERIOD

 END OF PERIOD      $ 1,927,253,349   $ 1,667,601,238
(INCLUDING
UNDISTRIBUTE
D NET
INVESTMENT
INCOME OF
$16,641,512
AND
$22,748,929
,
RESPECTIVELY
)


OTHER INFORMATION:

      YEAR ENDED DECEMBER 31, 1997             YEAR ENDED DECEMBER 31, 1996

      SHARES                         DOLLARS   SHARES                         DOLLARS



SHARE                51,240,982     $ 973,125,045     37,069,614     $ 649,592,564
TRANSACTIONS
INITIAL CLASS
 SOLD

  REINVESTED         8,319,959       144,184,885      2,053,145       35,047,196

  REDEEMED           (47,764,686)    (919,455,709)    (29,349,715)    (514,552,645)

  NET INCREASE       11,796,255     $ 197,854,221     9,773,044      $ 170,087,115
(DECREASE)

 SERVICE CLASS       48,794         $ 931,087         -              $ -
A
 SOLD

  REINVESTED         -               -                -               -

  REDEEMED           (308)           (5,931)          -               -

  NET INCREASE       48,486         $ 925,156         -              $ -
(DECREASE)

DISTRIBUTIONS                       $ 29,012,812                     $ 16,689,141
INITIAL CLASS -
NET
INVESTMENT
INCOME

 INITIAL CLASS -                     115,172,073                      18,358,055
NET REALIZED
GAIN

 TOTAL                              $ 144,184,885                    $ 35,047,196

 SERVICE CLASS                      $ -                              $ -
- NET
INVESTMENT
INCOME

 SERVICE CLASS                       -                                -
- NET REALIZED
GAIN

 TOTAL                              $ -                              $ -

                                    $ 144,184,885                    $ 35,047,196



A SERVICE CLASS COMMENCED SALE OF SHARES NOVEMBER 3, 1997.



FINANCIAL HIGHLIGHTS - INITIAL CLASS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1997                       1996   1995   1994   1993


NET ASSET VALUE,    $ 18.84       $ 17.06       $ 15.67       $ 15.48       $ 11.53
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET                 .30 E         .32 D, E      .17           .19           .06
INVESTMENT
INCOME

 NET REALIZED        1.70          1.88          1.34          .08           4.16
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM          2.00          2.20          1.51          .27           4.22
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIONS

 FROM NET            (.33)         (.20)         (.06)         (.08)         (.18)
INVESTMENT
INCOME

 IN EXCESS OF        -             -             -             -             (.04)
NET INVESTMENT
INCOME

 FROM NET            (1.31)        (.22)         (.02)         -             -
REALIZED GAIN

 IN EXCESS OF        -             -             (.04)         -             (.05)
NET REALIZED
GAIN

 TOTAL               (1.64)        (.42)         (.12)         (.08)         (.27)
DISTRIBUTIONS

NET ASSET VALUE,    $ 19.20       $ 18.84       $ 17.06       $ 15.67       $ 15.48
END OF PERIOD

TOTAL                11.56%        13.15%        9.74%         1.72%         37.35%
RETURN B, C

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END     $ 1,926,322   $ 1,667,601   $ 1,343,134   $ 1,297,701   $ 777,961
OF PERIOD (000
OMITTED)

RATIO OF             .92%          .93%          .91%          .92%          1.03%
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF             .90% G        .92% G        .91%          .92%          1.03%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET         1.55%         1.84%         1.88%         1.28%         1.21%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO            67%           92%           50%           42%           42%
TURNOVER RATE

AVERAGE             $ .0092       $ .0137
COMMISSION
RATE H


FINANCIAL HIGHLIGHTS - SERVICE CLASS
                          YEAR ENDED
                          DECEMBER 31,

SELECTED PER-SHARE DATA   1997 F

NET ASSET VALUE,    $ 19.36
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET                 .01 E
INVESTMENT
INCOME

 NET REALIZED        (.17)
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM          (.16)
INVESTMENT
OPERATIONS

NET ASSET VALUE,    $ 19.20
END OF PERIOD

TOTAL                (.83)%
RETURN B, C

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END     $ 931
OF PERIOD (000
OMITTED)

RATIO OF             1.02% A
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF             1.01% A,
EXPENSES TO         G
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET         .31% A
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO            67%
TURNOVER

AVERAGE             $ .0092
COMMISSION
RATE H

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares; the fund's original class of shares (Initial Class shares) and Service Class shares. The fund commenced sale of Service Class shares on November 3, 1997. Both classes of shares have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and fund-level expense reductions if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If events which are expected to materially affect the value of securities occur after the close of a principal market in which those securities are traded, then those securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees ("fair value"). Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .75% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K)L. a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED annual rate of .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.
For the period, Service Class paid FDC $41, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, FMR or FDC informed the fund that payments made to third parties under the Plans amounted to $854,467 and $70 for the Initial Class and Service Class, respectively.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to reduce a portion of the fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 36%.
7. ASSET TRANSFER INFORMATION.
On March 14, 1997, the fund accepted assets from Nationwide Life Insurance Co. with a value of $46,754,098 in exchange for 2,644,463 shares (valued at $17.68 per share).
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Overseas Portfolio, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights of the Initial Class and the Service Class for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Overseas Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of the Initial Class and the Service Class for each of the periods indicated therein, in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 5, 1998
DISTRIBUTIONS


The Board of Trustees of Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

INITIAL CLASS
Pay Date  2/7/97  2/6/98
Record Date  2/7/97  2/6/98
Dividends  $.33  $.38
Short-Term
Capital Gains  $.28  $.33
Long-Term
Capital Gains  $1.03  $.79
Long-Term
Capital Gain Breakdown:
 28% rate  100%  49.64%
 20% rate  -  50.36%


SERVICE CLASS
Pay Date    2/6/98
Record Date    2/6/98
Dividends    $.38
Short-Term
Capital Gains    $.33
Long-Term
Capital Gains    $.79
Long-Term
Capital Gain Breakdown:
 28% rate    49.64%
 20% rate    50.36%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.40 and $.05, respectively, for the dividend paid February 7, 1997.
The fund has notified shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, VICE PRESIDENT
Richard R. Mace, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY









(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



MARKET ENVIRONMENT                  3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS DURING THE
                                         LAST YEAR.

PERFORMANCE                         4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           5    THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         6    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                         MARKET VALUES.

FINANCIAL STATEMENTS                12   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               15   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   18   THE AUDITORS' OPINION.

DISTRIBUTIONS                       19



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND.
THIS REPORT IS NOT AUTHORIZED
FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED
OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Despite an infectious currency crisis that erupted in Southeast Asia in October, most stock and bond markets around the globe posted another year of positive returns. Sustained corporate earnings growth, low interest-rate levels and an overall lack of inflationary concern provided a favorable investing backdrop. The U.S. and European stock markets continued to perform well, with U.S. stocks posting their third consecutive year of strong results. The problems in Southeast
Asia, though, reverberated throughout the world, with investors becoming increasingly concerned toward the end of the period regarding the sustainability of corporate earnings. The U.S. bond market enjoyed a nice run in 1997.
U.S. STOCK MARKETS
The U.S. stock market went through many phases during 1997. Entering the year, the market was still being dominated by an extremely narrow contingent of well-known, large-capitalization stocks. In fact, much of the Standard & Poor's 500 Index 12-month gain of 33.36% came from these bigger stocks. Stock prices soared to historic highs and the Dow
Jones Industrial Average hurtled past the 8000-point mark in August.
But, investors became increasingly concerned about the market's ability to sustain its lofty performance levels. In mid-August, several large multinationals - companies that derive a significant portion of their revenues from overseas operations - justified these concerns by announcing earnings disappointments. These announcements triggered a slowdown among larger-cap stocks, while smaller- and medium-sized stocks gained momentum. From August through December, the S&P MidCap 400 Index - a measure of mid-sized stock performance - returned 6.50%, while the S&P 500 returned 2.43%.
In late October, economic turmoil shook Southeast Asia. Since this region accounts for a significant portion of world economic growth, shock tremors rippled through developed markets such as those in the U.S. and Europe, as well as emerging-market nations in Eastern Europe and Latin America. In New York, the uncertainty was punctuated by a 554-point drop in the Dow one day and a 337-point recovery the next.
In terms of industry groups, moderate economic growth coupled with nonexistent inflation translated into near nirvana for the finance sector. Banks and brokerages demonstrated their ability to sustain impressive earnings growth as borrowing demand remained high and cash flows were healthy. Consolidation in the form of merger and acquisition activity also brought positive results to the group. Due to strong oil exploration and production demand, the energy service sector also fared nicely. Demand for offshore drilling, in particular, was very high and the industry enjoyed favorable pricing trends.
Technology stocks were a mixed bag in 1997, with the group experiencing a decent rally through the first half of the year. The second-half Asian crisis, however, proved particularly harmful to many technology companies with Asian business ties. With Asia accounting for a considerable amount of the world's technology production, the region's economic troubles were far-reaching. Going into 1998, many money managers - sensing an economic slowdown due to Asia - were concentrating on stocks that were less cyclical, or economically sensitive.
FOREIGN STOCK MARKETS
Stock markets around the world reacted differently in 1997. Europe - bolstered by continued economic reform and a convergence in monetary policy - posted strong overall returns as Finland, Italy, Spain, Switzerland and the United Kingdom led the way. The Morgan Stanley
Capital International (MSCI) Europe Index returned 24.17% during the period. In contrast, the MSCI EAFE Index, which measures the performance of Europe, Australasia and the Far East, reflected the problems brought on by the Asian crisis. The MSCI EAFE returned 2.01% for the period. Japan and Hong Kong were two noteworthy laggards, as economic recovery in Japan trudged along and Hong Kong felt the brunt of Asia's woes. Emerging market equity performance was solid through the first half of the period, but trailed off some in the second.
Uncertainty in Asia and South Korea made some investors question the well-being of other pivotal emerging-market nations such as Russia, which proved particularly vulnerable to the Asian dilemma.
U.S. BOND MARKETS
Bonds benefited from low interest rates - which in turn drove prices upward - as well as a distinct lack of inflation indicators. The
Lehman Brothers Aggregate Bond Index - a measure of the U.S. taxable bond market - returned 9.65% during the year. The Federal Reserve
Board's raising of a key short-term interest rate in March proved to be one of the few obstacles to the bond market. Bonds rallied from April through mid-September, buoyed in large part by encouraging economic data and the Fed's reluctance to raise rates further.
Additionally, while the Asian crisis brought some equity markets to their knees, many bond markets welcomed wary stock investors in search of lower volatility. Interest rates reached attractive levels, with the yield on the 30-year Treasury bond going below the 6% mark in November. Corporate bonds performed reasonably well due to continued economic growth and high demand for yield. Mortgage-backed bonds also fared relatively well, in spite of increased refinancing activity due to the lower rates.
FOREIGN BOND MARKETS
While low inflation and steady growth boosted the U.S. bond market, results were varied on the international front. The Salomon Brothers
World Government Bond Index - a measure of government bond market performance in developed nations - returned 0.23% for the 12 months that ended December 31, 1997. In Europe, countries continued to make progress in the drive toward meeting European Monetary Union requirements. But a strong dollar relative to many currencies eroded gains for U.S.-based investors. Japan - one of the more significant components of the Salomon Brothers index - continued to struggle as economic reform continued to develop slowly. The often-volatile world of emerging-market debt also had mixed results, as Asian concerns trickled into these regions. Brazil and Argentina performed well, while Ecuador stumbled due to political uncertainty. Nevertheless, The
J.P. Morgan Emerging Markets Bond Index still managed to return 16.15% during the period.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                          PAST 1   PAST 5   PAST 10
DECEMBER 31, 1997                      YEAR     YEARS    YEARS

VIP: EQUITY-INCOME - "INITIAL CLASS"   28.11%   20.16%   16.72%

S&P 500 (REGISTERED TRADEMARK)         33.36%   20.27%   18.05%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
You can compare these figures to the performance of the Standard &
Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it
will do tomorrow. The stock market, for example, has
a history of long-term growth and short-term volatility.
In turn, the share price and return of a fund that
invests in stocks will vary. That means if you sell
your shares during a market downturn, you might
lose money. But if you can ride out the market's ups
and downs, you may have a gain.
3
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT
INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF
THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 105649 S00000000000001
             VIP Equity-Income           S&P 500
             00150                       SP001
  1987/12/31      10000.00                    10000.00
  1988/01/31      10711.25                    10421.00
  1988/02/29      11242.04                    10906.62
  1988/03/31      11046.33                    10569.60
  1988/04/30      11229.18                    10686.93
  1988/05/31      11379.76                    10779.90
  1988/06/30      12027.19                    11274.70
  1988/07/31      12005.40                    11231.86
  1988/08/31      11798.41                    10849.97
  1988/09/30      12148.99                    11312.18
  1988/10/31      12358.65                    11626.66
  1988/11/30      12160.03                    11460.40
  1988/12/31      12271.04                    11660.96
  1989/01/31      13028.92                    12514.54
  1989/02/28      12962.05                    12202.93
  1989/03/31      13242.80                    12487.26
  1989/04/30      13753.89                    13135.34
  1989/05/31      14162.76                    13667.32
  1989/06/30      14172.46                    13589.42
  1989/07/31      14998.71                    14816.55
  1989/08/31      15239.70                    15106.95
  1989/09/30      15068.37                    15045.01
  1989/10/31      14199.04                    14695.97
  1989/11/30      14280.18                    14995.77
  1989/12/31      14399.35                    15355.66
  1990/01/31      13426.89                    14325.30
  1990/02/28      13506.46                    14510.09
  1990/03/31      13528.73                    14894.61
  1990/04/30      13059.67                    14522.25
  1990/05/31      13923.73                    15938.17
  1990/06/30      13785.10                    15829.79
  1990/07/31      13447.96                    15779.13
  1990/08/31      12374.12                    14352.70
  1990/09/30      11414.24                    13653.72
  1990/10/31      11123.19                    13595.01
  1990/11/30      11920.41                    14473.25
  1990/12/31      12197.78                    14877.05
  1991/01/31      12851.91                    15525.69
  1991/02/28      13736.93                    16635.78
  1991/03/31      14021.89                    17038.36
  1991/04/30      14087.41                    17079.26
  1991/05/31      14860.58                    17817.08
  1991/06/30      14252.95                    17001.06
  1991/07/31      15060.97                    17793.31
  1991/08/31      15378.88                    18215.01
  1991/09/30      15273.33                    17910.82
  1991/10/31      15527.66                    18150.82
  1991/11/30      14858.37                    17419.34
  1991/12/31      16032.57                    19412.12
  1992/01/31      16249.04                    19051.05
  1992/02/29      16776.70                    19298.72
  1992/03/31      16571.12                    18922.39
  1992/04/30      17090.25                    19478.71
  1992/05/31      17226.86                    19574.15
  1992/06/30      17076.04                    19282.50
  1992/07/31      17599.34                    20071.15
  1992/08/31      17213.75                    19659.70
  1992/09/30      17392.44                    19891.68
  1992/10/31      17600.65                    19961.30
  1992/11/30      18239.16                    20641.98
  1992/12/31      18740.01                    20895.88
  1993/01/31      19299.42                    21071.40
  1993/02/28      19732.95                    21357.97
  1993/03/31      20321.01                    21808.63
  1993/04/30      20236.52                    21280.86
  1993/05/31      20602.66                    21851.19
  1993/06/30      20845.00                    21914.55
  1993/07/31      21128.60                    21826.90
  1993/08/31      21936.88                    22654.14
  1993/09/30      21853.01                    22479.70
  1993/10/31      22052.84                    22945.03
  1993/11/30      21667.45                    22727.05
  1993/12/31      22168.29                    23002.05
  1994/01/31      23144.61                    23784.12
  1994/02/28      22548.60                    23139.57
  1994/03/31      21605.28                    22130.68
  1994/04/30      22349.77                    22413.96
  1994/05/31      22562.48                    22781.54
  1994/06/30      22423.09                    22223.40
  1994/07/31      23172.05                    22952.32
  1994/08/31      24364.28                    23893.37
  1994/09/30      23965.13                    23307.98
  1994/10/31      24457.04                    23832.41
  1994/11/30      23657.69                    22964.43
  1994/12/31      23734.64                    23305.00
  1995/01/31      24105.73                    23909.30
  1995/02/28      25024.90                    24841.04
  1995/03/31      25889.00                    25574.10
  1995/04/30      26609.04                    26327.26
  1995/05/31      27410.91                    27379.56
  1995/06/30      27804.74                    28015.58
  1995/07/31      28874.79                    28944.58
  1995/08/31      29236.96                    29017.23
  1995/09/30      30207.60                    30241.76
  1995/10/31      29860.01                    30133.80
  1995/11/30      31151.07                    31456.67
  1995/12/31      32063.70                    32062.53
  1996/01/31      32995.49                    33153.93
  1996/02/29      33106.32                    33461.27
  1996/03/31      33454.81                    33783.50
  1996/04/30      33890.42                    34281.47
  1996/05/31      34256.33                    35165.59
  1996/06/30      33942.69                    35299.57
  1996/07/31      32287.38                    33740.04
  1996/08/31      32949.50                    34451.61
  1996/09/30      34360.88                    36390.55
  1996/10/31      34918.46                    37394.20
  1996/11/30      37253.33                    40220.83
  1996/12/31      36643.47                    39424.06
  1997/01/31      38072.27                    41887.27
  1997/02/28      38494.04                    42215.67
  1997/03/31      37063.32                    40481.03
  1997/04/30      38378.03                    42897.74
  1997/05/31      40756.12                    45509.36
  1997/06/30      42650.85                    47548.18
  1997/07/31      45763.63                    51331.58
  1997/08/31      43617.55                    48455.99
  1997/09/30      46014.97                    51109.92
  1997/10/31      44332.91                    49402.85
  1997/11/30      45956.97                    51689.71
  1997/12/31      46943.01                    52577.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 105651 R00000000000123
Let's say hypothetically $10,000 was invested in VIP: Equity-Income
Portfolio on December 31, 1987. As the chart shows, by December 31,
1997, the value of the investment would have grown to $46,943 - a
369.43% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,577 - a 425.77% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1997
                                  % OF FUND'S
                                  INVESTMENTS

GENERAL ELECTRIC CO.              3.1

PHILIP MORRIS COMPANIES, INC.     2.5

FANNIE MAE                        2.0

BRITISH PETROLEUM PLC ADR         1.6

VIACOM, INC. CLASS B (NON-VTG.)   1.3

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
              % OF FUND'S
              INVESTMENTS

FINANCE       23.4

ENERGY        11.7

UTILITIES     7.3

NONDURABLES   7.3

HEALTH        6.9

ASSET ALLOCATION AS OF DECEMBER 31, 1997 *
ROW: 1, COL: 1, VALUE: 5.8
ROW: 1, COL: 2, VALUE: 1.2
ROW: 1, COL: 3, VALUE: 93.0
STOCKS  93.9%
BONDS  1.6%
SHORT-TERM INVESTMENTS 4.5%
FOREIGN INVESTMENTS 9.8%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Stephen Petersen, Portfolio Manager of Equity-Income
Portfolio
Q. STEVE, HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK OVER THE
PAST YEAR?
A. While the fund performed well, it underperformed the Standard &
Poor's 500 Index, which returned 33.36% for the 12-month period ending
December 31, 1997.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX?
A. Mainly because the fund's equity-income style of management - which favors companies that pay high dividends instead of high-growth companies - was not as effective in the strong market of 1997 as some other management styles. To be in line with the fund's management style, I could not invest in some of the year's top-performing companies because they did not pay dividends.
Q. STILL, THE FUND DID WELL OVER THE PERIOD . . .
A. That's true. Within the context of an equity-income management style, many of the fund's top holdings did very well over the period.
One standout performer was the fund's largest holding, General
Electric. This company showed strong earnings growth and solid underlying fundamentals. Fannie Mae, which packages and facilitates mortgage loans, also turned in a solid performance over the period. In addition to strong individual stock selection, the fund also benefited from its sector weightings. It was overweighted relative to the index in the financial sector - which outperformed the market - and underweighted compared to the index in the utility sector - which underperformed the market.
Q. FINANCIAL HOLDINGS MADE UP OVER 23% OF THE FUND AT THE END OF THE
PERIOD. WHY DID THIS SECTOR PERFORM SO WELL OVER THE PAST YEAR?
A.  In general, financial stocks move in step with interest rates.
That is, when interest rates go down, financial stocks usually do well, and, conversely, when rates go up, financial stocks tend to turn in weaker performances. So it was good news for the sector that interest rates trended downward in 1997. The sector also benefited from a fair amount of consolidation. Some standout financial stocks over the period were Bank of New York and Allstate Insurance.
Q. YOU FREQUENTLY MENTION YOUR EQUITY-INCOME STYLE OF INVESTING. WHAT
DO YOU LOOK FOR IN COMPANIES, AND WHAT IS A GOOD EXAMPLE OF A CLASSIC
EQUITY-INCOME HOLDING?
A. As I've noted, the fund looks for companies that pay shareholders higher-than-average dividends. Usually, these are big, mature companies that have recently performed poorly or were not able to grow as fast as the rest of the market. So to compensate shareholders, they pay high dividends when earned. The fund also looks for high-quality stocks that are currently out of favor. A good example of a classic equity-income stock is Philip Morris. This company has been able to grow its earnings-per-share consistently over the past 20 years.
However, right now the market doesn't like the company because of pending litigation, leaving investors concerned about the true valuation of the company. So, with Philip Morris you have a company that grew earnings as well as Coca-Cola or Gillette over the period, but traded at a discount valuation to the rest of the market and paid a high dividend yield.
Q. DID YOU HAVE ANY REGRETS OVER THE PERIOD?
A. Sure. I wish I had reduced the fund's exposure to cyclical stocks - those stocks that tend to perform well when the economy is up and poorly when the economy is weak - during the fourth quarter of 1997.
These stocks were hit hard when Southeast Asian markets plummeted.
Q. STEVE, HOW DOES THE FUND LOOK GOING FORWARD?
A. On the positive side, it looks like pretty much all of the factors that allowed the market to perform well in 1997 still exist - little to no inflation, low interest rates and a fairly benign political environment. On the negative side, I expect the market declines throughout Asia to have an impact on the earnings of a number of companies. In addition, the U.S. dollar continues to remain stronger than most European currencies, hurting U.S.-based multinationals when they try to price their goods against foreign companies. Overall, while I think that the fund will have some challenges going forward - mostly due to factors outside the United States - the general environment still looks pretty good.



FUND FACTS
GOAL: to provide current income and increase the
value of the fund's shares
START DATE: October 9, 1986
SIZE: As of December 31, 1997, more than $10.1
billion
MANAGER: Stephen Petersen, since January 1997;
joined Fidelity in 1980
3
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.5%
 SHARES VALUE (NOTE 1)
  AEROSPACE & DEFENSE - 5.8%
AEROSPACE & DEFENSE - 3.1%
AlliedSignal, Inc.   2,110,200 $ 82,165,892
Boeing Co.   352,200  17,235,788
GenCorp, Inc.   555,100  13,877,500
Gulfstream Aerospace Corp. (a)  246,200  7,201,350
Harsco Corp.   531,100  22,903,688
Lockheed Martin Corp.   850,303  83,754,846
Textron, Inc.   560,000  35,000,000
Thiokol Corp.   133,000  10,806,250
United Technologies Corp.   558,800  40,687,625
  313,632,939
DEFENSE ELECTRONICS - 2.1%
Litton Industries, Inc. (a)  842,500  48,443,750
Northrop Grumman Corp.   874,500  100,567,500
Raytheon Company:
 Class A  19,131  943,397
 Class B  1,276,000  64,438,000
  214,392,647
SHIP BUILDING & REPAIR - 0.6%
General Dynamics Corp.   716,500  61,932,469
Newport News Shipbuilding, Inc.   58,400  1,485,550
  63,418,019
TOTAL AEROSPACE & DEFENSE   591,443,605
BASIC INDUSTRIES - 6.6%
CHEMICALS & PLASTICS - 3.1%
Air Products & Chemicals, Inc.   276,300  22,725,675
du Pont (E.I.) de Nemours & Co.   330,000  19,820,625
Goodrich (B.F.) Co.   480,400  19,906,575
Great Lakes Chemical Corp.   487,800  21,890,025
Hercules, Inc.   668,500  33,466,781
Hoechst AG Ord.   365,000  12,785,655
Millennium Chemicals, Inc.   500,000  11,781,250
Monsanto Co.   1,644,000  69,048,000
Olin Corp.   585,200  27,431,250
Solutia, Inc.   639,800  17,074,663
Union Carbide Corp.   946,300  40,631,756
Witco Corp.   445,000  18,161,563
  314,723,818
IRON & STEEL - 0.4%
Dofasco Inc.   749,800  12,063,516
Inland Steel Industries, Inc.   768,000  13,152,000
Quanex Corp.   21,300  599,063
USX-U.S. Steel Group  448,600  14,018,750
  39,833,329
METALS & MINING - 1.4%
Alcan Aluminium Ltd.   1,400,000  38,585,569
Alumax, Inc. (a)  835,000  28,390,000
Aluminum Co. of America  740,900  52,140,838
Inco Ltd.   279,693  4,754,321
Kaiser Aluminum Corp. (a)  250,000  2,203,125
Noranda, Inc.   200,000  3,441,642
Phelps Dodge Corp.   127,100  7,911,975
  137,427,470
PACKAGING & CONTAINERS - 0.1%
Corning, Inc.   151,900  5,639,288
PAPER & FOREST PRODUCTS - 1.6%
Boise Cascade Corp.   385,400  11,658,350
Champion International Corp.   485,000  21,976,563
Domtar, Inc.   994,500  6,921,951
Georgia-Pacific Corp.   191,800  11,651,850

 SHARES VALUE (NOTE 1)
Georgia Pacific Corp. (Timber Group) (a)  191,800 $ 4,351,463
Kimberly-Clark Corp.   1,340,500  66,103,406
Weyerhaeuser Co.   861,900  42,286,969
  164,950,552
TOTAL BASIC INDUSTRIES   662,574,457
CONSTRUCTION & REAL ESTATE - 1.6%
BUILDING MATERIALS - 1.1%
American Standard Companies, Inc. (a)  579,300  22,194,431
Coltec Industries, Inc. (a)  1,371,600  31,803,975
Masco Corp.   1,045,400  53,184,725
  107,183,131
ENGINEERING - 0.2%
EG & G, Inc.   389,900  8,114,794
Fluor Corp.   274,900  10,274,388
Foster Wheeler Corp.   164,400  4,449,075
  22,838,257
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Alexandria Real Estate Equities, Inc.   109,600  3,459,250
Boston Properties, Inc.   78,500  2,595,406
Equity Residential Properties Trust (SBI)  300,000  15,168,750
Weeks Corp.   170,500  5,456,000
  26,679,406
TOTAL CONSTRUCTION & REAL ESTATE   156,700,794
DURABLES - 2.7%
AUTOS, TIRES, & ACCESSORIES - 1.1%
Chrysler Corp.   142,000  4,996,625
Cummins Engine Co., Inc.   113,500  6,703,594
Eaton Corp.   347,400  31,005,450
General Motors Corp.   300,000  18,187,500
Johnson Controls, Inc.   399,500  19,076,125
Meritor Automotive, Inc.   513,200  10,809,275
Modine Manufacturing Co.   98,100  3,347,663
Snap-On Tools Corp.   59,050  2,576,056
TRW, Inc.   194,300  10,370,763
  107,073,051
CONSUMER DURABLES - 0.7%
Minnesota Mining & Manufacturing Co.   912,100  74,849,206
CONSUMER ELECTRONICS - 0.4%
Maytag Co.   788,900  29,435,831
Sunbeam-Oster, Inc.   155,000  6,529,375
Whirlpool Corp.   139,500  7,672,500
  43,637,706
TEXTILES & APPAREL - 0.5%
Dexter Corp.   353,700  15,275,419
Reebok International Ltd. (a)  687,700  19,814,356
Stride Rite Corp.   191,700  2,300,400
Unifi, Inc.   192,600  7,836,413
  45,226,588
TOTAL DURABLES   270,786,551
ENERGY - 11.5%
ENERGY SERVICES - 1.1%
Dresser Industries, Inc.   271,700  11,394,419
Eni Spa  51,400  293,515
Halliburton Co.   450,000  23,371,875
Schlumberger Ltd.   942,400  75,863,200
  110,923,009
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - 10.4%
Amerada Hess Corp.   464,500 $ 25,489,438
Amoco Corp.   365,000  31,070,625
Atlantic Richfield Co.   780,000  62,497,500
British Petroleum PLC:
 Ord.   800,000  10,544,000
 ADR  2,040,141  162,573,736
Burlington Resources, Inc.   566,700  25,395,244
Chevron Corp.   929,600  71,579,200
Coastal Corp. (The)  244,400  15,137,525
Exxon Corp.   1,500,000  91,781,250
Kerr-McGee Corp.   164,500  10,414,906
Mobil Corp.   502,600  36,281,438
Occidental Petroleum Corp.   1,665,200  48,811,175
Pennzoil Co.   500,400  33,432,975
Phillips Petroleum Co.   537,100  26,116,488
Royal Dutch Petroleum Co.   2,267,500  122,870,156
Texaco, Inc.   1,160,000  63,075,000
Tosco Corp.   449,800  17,008,063
Total SA:
 Class B  831,600  90,428,821
 sponsored ADR  576,600  32,001,300
USX-Marathon Group   1,178,600  39,777,750
Ultramar Diamond Shamrock Corp.   226,700  7,226,063
Unocal Corp.   426,884  16,568,435
Valero Energy Corp.   246,700  7,755,631
  1,047,836,719
TOTAL ENERGY   1,158,759,728
FINANCE - 22.1%
BANKS - 11.0%
Banc One Corp.   1,512,700  82,158,519
Bank of New York Co., Inc.   2,115,700  122,313,906
Bank of Nova Scotia   332,500  15,664,982
BankBoston Corp.   801,100  75,253,331
BankAmerica Corp.   1,633,400  119,238,200
Chase Manhattan Corp.  337,300  36,934,350
Citicorp  974,400  123,200,700
Comerica, Inc.   505,000  45,576,250
Credit Suisse Group (Reg.)  150,400  23,249,248
National Bank of Canada  1,547,300  25,543,898
National City Corp.   990,975  65,156,606
NationsBank Corp.   1,861,800  113,220,713
Norwest Corp.   1,158,000  44,727,750
Royal Bank of Canada  400,000  21,153,510
Societe Generale Class A  56,600  7,705,155
U.S. Bancorp   1,142,698  127,910,757
Wells Fargo & Co.   167,500  56,855,781
  1,105,863,656
CREDIT & OTHER FINANCE - 3.4%
American Express Co.   1,255,172  112,024,101
Beneficial Corp.   367,300  30,531,813
First Chicago NBD Corp.   1,322,100  110,395,350
Fleet Financial Group, Inc.   299,800  22,466,263
Household International, Inc.   345,000  44,009,063
Transamerica Corp.   223,000  23,749,500
  343,176,090
FEDERAL SPONSORED CREDIT - 2.1%
Freddie Mac  403,600  16,925,975
Fannie Mae  3,477,300  198,423,431
  215,349,406

 SHARES VALUE (NOTE 1)
INSURANCE - 4.3%
Aetna, Inc.   227,800 $ 16,074,138
Allstate Corp.   1,429,499  129,905,722
CIGNA Corp.   93,700  16,215,956
Edperbrascan Corp. Ltd., Class A (vtg.)  2,699,800  49,102,725
Fremont General Corp.   423,924  23,209,839
General Re Corp.   110,000  23,320,000
Hartford Financial Services Group, Inc.   663,300  62,060,006
Highlands Insurance Group, Inc. (a)  163,600  4,642,150
Marsh & McLennan Companies, Inc.   150,600  11,229,113
Reliastar Financial Corp.   1,157,588  47,678,156
SAFECO Corp.   37,200  1,813,500
Travelers Group, Inc. (The)  961,749  51,814,227
  437,065,532
SAVINGS & LOANS - 0.9%
Washington Mutual, Inc.   1,457,990  93,037,987
SECURITIES INDUSTRY - 0.4%
Bear Stearns Companies, Inc.   178,300  8,469,250
First Marathon Inc. Class A (non-vtg.)  299,400  4,282,977
Lehman Brothers Holdings, Inc.   426,700  21,761,700
  34,513,927
TOTAL FINANCE   2,229,006,598
HEALTH - 6.9%
DRUGS & PHARMACEUTICALS - 4.5%
American Home Products Corp.   1,473,000  112,684,500
Barr Laboratories, Inc. (a)(d)  1,391,650  47,490,056
Bristol-Myers Squibb Co.   1,350,800  127,819,450
Merck & Co., Inc.   335,900  35,689,375
Novartis AG (Reg.)  25,200  40,850,889
Pharmacia & Upjohn, Inc.   427,100  15,642,538
Schering-Plough Corp.   1,197,800  74,413,325
  454,590,133
MEDICAL EQUIPMENT & SUPPLIES - 1.1%
Allegiance Corp.   393,500  13,944,656
Bausch & Lomb, Inc.   250,000  9,906,250
Baxter International, Inc.   786,100  39,648,919
Johnson & Johnson  40,000  2,635,000
PharMerica, Inc. (a)  2,062,757  21,401,104
U.S. Surgical Corp.   740,908  21,717,851
  109,253,780
MEDICAL FACILITIES MANAGEMENT - 1.3%
Beverly Enterprises, Inc.   4,972,000  64,636,000
Columbia/HCA Healthcare Corp.   2,259,150  66,927,319
  131,563,319
TOTAL HEALTH   695,407,232
HOLDING COMPANIES - 0.5%
CINergy Corp.   415,000  15,899,688
Norfolk Southern Corp.   1,159,200  35,717,850
  51,617,538
INDUSTRIAL MACHINERY & EQUIPMENT - 6.1%
ELECTRICAL EQUIPMENT - 3.5%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  263,200  33,427,077
General Electric Co.   4,291,100  314,859,463
Loral Space & Communications Ltd. (a)  70,300  1,507,056
  349,793,596
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Caterpillar, Inc.   290,000 $ 14,083,125
Cooper Industries, Inc.   194,300  9,520,700
Harnischfeger Industries, Inc.   279,600  9,873,375
Ingersoll-Rand Co.   665,400  26,948,700
Parker-Hannifin Corp.   375,000  17,203,125
Stewart & Stevenson Services, Inc.   514,400  13,117,200
Tyco International Ltd.   1,925,484  86,767,123
  177,513,348
POLLUTION CONTROL - 0.9%
Browning-Ferris Industries, Inc.   1,061,198  39,264,326
Ogden Corp.   181,900  5,127,306
Safety Kleen Corp.   313,200  8,593,425
Waste Management, Inc.   1,383,000  38,032,500
  91,017,557
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   618,324,501
MEDIA & LEISURE - 4.0%
BROADCASTING - 0.6%
Ascent Entertainment Group, Inc. (a)  44,564  462,352
CBS Corp.   1,889,900  55,633,931
  56,096,283
ENTERTAINMENT - 1.4%
MGM Grand, Inc. (a)  370,700  13,368,369
Viacom, Inc. Class B (non-vtg.) (a)  3,148,500  130,465,969
  143,834,338
LEISURE DURABLES & TOYS - 0.3%
Brunswick Corp.   431,200  13,070,750
Hasbro, Inc.   596,700  18,796,050
  31,866,800
LODGING & GAMING - 0.6%
Circus Circus Enterprises, Inc. (a)  674,000  13,817,000
ITT Corp. (a)  520,000  43,095,000
Mirage Resorts, Inc. (a)  283,400  6,447,350
  63,359,350
PUBLISHING - 1.1%
ACNielsen Corp. (a)  636,000  15,502,500
Cognizant Corp.   353,700  15,761,756
Dun & Bradstreet Corp.   368,800  11,409,750
Harcourt General, Inc.   561,700  30,753,075
Hollinger International, Inc. Class A  1,444,400  20,221,600
McGraw-Hill, Inc.   269,500  19,943,000
  113,591,681
RESTAURANTS - 0.0%
Tricon Global Restaurants, Inc.   15,000  435,938
TOTAL MEDIA & LEISURE   409,184,390
NONDURABLES - 7.3%
BEVERAGES - 0.4%
Anheuser-Busch Companies, Inc.   352,500  15,510,000
PepsiCo, Inc.   143,200  5,217,850
Seagram Co. Ltd.   607,600  19,657,585
  40,385,435
FOODS - 1.0%
CPC International, Inc.   286,100  30,827,275
General Mills, Inc.   555,950  39,819,919
Heinz (H.J.) Co.   393,500  19,994,719
Ralston Purina Co.   110,000  10,223,125
  100,865,038

 SHARES VALUE (NOTE 1)
HOUSEHOLD PRODUCTS - 2.2%
Avon Products, Inc.   60,900 $ 3,737,738
Dial Corp.   517,300  10,766,306
Gillette Co.   100,700  10,114,056
Premark International, Inc.   25,000  725,000
Procter & Gamble Co.   821,600  65,573,950
Rubbermaid, Inc.   1,010,400  25,260,000
Unilever:
 PLC Ord.   6,821,600  58,553,033
 NV Ord.   12,400  764,866
 NV ADR  800,000  49,950,000
  225,444,949
TOBACCO - 3.7%
BAT Industries PLC Ord.   993,646  9,069,156
Dimon, Inc.   14,200  372,750
Gallaher Group PLC sponsored ADR  922,600  19,720,575
Philip Morris Companies, Inc.   5,548,800  251,430,000
RJR Nabisco Holdings Corp.   1,873,700  70,263,750
UST, Inc.   230,600  8,517,788
Universal Corp.   182,600  7,509,425
  366,883,444
TOTAL NONDURABLES   733,578,866
PRECIOUS METALS - 0.2%
Newmont Mining Corp.   685,400  20,133,625
RETAIL & WHOLESALE - 4.0%
APPAREL STORES - 0.4%
Charming Shoppes, Inc. (a)  418,100  1,959,844
Footstar, Inc. (a)  362,600  9,744,875
Limited, Inc. (The)  967,100  24,661,050
TJX Companies, Inc.   175,100  6,019,063
  42,384,832
DRUG STORES - 0.2%
CVS Corp.   211,400  13,542,813
Rite Aid Corp.   87,100  5,111,681
  18,654,494
GENERAL MERCHANDISE STORES - 2.8%
Consolidated Stores Corp. (a)  2,020,156  88,760,615
Dayton Hudson Corp.   140,000  9,450,000
Federated Department Stores, Inc. (a)  656,400  28,266,225
Hudson's Bay Co. Ord.   377,500  8,410,601
Wal-Mart Stores, Inc.   2,684,300  105,862,081
Woolworth Corp. (a)  2,061,200  41,996,950
  282,746,472
GROCERY STORES - 0.0%
American Stores Co.   294,400  6,053,600
RETAIL & WHOLESALE, MISCELLANEOUS - 0.6%
Staples, Inc. (a)  345,700  9,593,175
Tandy Corp.   530,400  20,453,550
Toys "R" Us, Inc. (a)  369,700  11,622,444
U.S. Office Products Co. (a)  769,950  15,110,269
  56,779,438
TOTAL RETAIL & WHOLESALE   406,618,836
SERVICES - 1.0%
LEASING & RENTAL - 0.1%
Ryder Systems, Inc.   459,200  15,038,800
PRINTING - 0.7%
Deluxe Corp.   668,500  23,063,250
Donnelley (R.R.) & Sons Co.   568,400  21,172,900
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
PRINTING - CONTINUED
Ennis Business Forms, Inc.   196,700 $ 1,819,475
Harland (John H.) Co.   1,051,300  22,077,300
  68,132,925
SERVICES - 0.2%
Block (H&R), Inc.   499,600  22,388,325
Manpower, Inc.   24,300  856,575
  23,244,900
TOTAL SERVICES   106,416,625
TECHNOLOGY - 3.4%
COMPUTER SERVICES & SOFTWARE - 0.8%
Electronic Data Systems Corp.   1,326,800  58,296,275
First Data Corp.   386,100  11,293,425
NCR Corp. (a)  328,500  9,136,406
Sabre Group Holdings, Inc. Class A (a)  178,800  5,162,850
  83,888,956
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Digital Equipment Corp. (a)  131,400  4,861,800
International Business Machines Corp.   600,400  62,779,325
Pitney Bowes, Inc.   791,000  71,140,563
Silicon Graphics, Inc. (a)  144,200  1,793,488
Unisys Corp. (a)  3,018,317  41,879,148
Xerox Corp.   86,800  6,406,925
  188,861,249
ELECTRONICS - 0.3%
AMP, Inc.   499,400  20,974,800
Thomas & Betts Corp.   214,800  10,149,300
  31,124,100
PHOTOGRAPHIC EQUIPMENT - 0.4%
Eastman Kodak Co.   358,400  21,795,200
Polaroid Corp.   339,300  16,519,669
  38,314,869
TOTAL TECHNOLOGY   342,189,174
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.4%
Northwest Airlines Corp. Class A (a)  648,500  31,046,938
Viad Corp.   275,800  5,326,388
  36,373,326
RAILROADS - 0.6%
CSX Corp.   1,168,100  63,077,400
TOTAL TRANSPORTATION   99,450,726
UTILITIES - 6.8%
ELECTRIC UTILITY - 2.6%
Allegheny Energy, Inc.   1,052,200  34,196,500
American Electric Power Co., Inc.   967,700  49,957,513
Central Maine Power Co.   602,500  9,188,125
CILCORP, Inc.   152,300  7,443,663
Consolidated Edison Co. of
 New York, Inc.   473,450  19,411,450
DPL, Inc.   637,300  18,322,375
Duke Energy Corp.   297,200  16,457,450
Entergy Corp.   1,439,500  43,095,031
Illinova Corp.   250,000  6,734,375
Niagara Mohawk Power Corp. (a)  1,006,700  10,570,350
PG&E Corp.   687,678  20,931,199

 SHARES VALUE (NOTE 1)
PacifiCorp.   200,000 $ 5,462,500
Pinnacle West Capital Corp.   472,600  20,026,425
  261,796,956
GAS - 0.7%
MCN Corp.   400,000  16,150,000
Nova Corp.   650,000  6,183,764
Pacific Enterprises  285,400  10,738,175
Questar Corp.   813,700  36,311,363
  69,383,302
TELEPHONE SERVICES - 3.5%
AT&T Corp.   331,600  20,310,500
ALLTEL Corp.   508,900  20,896,706
Ameritech Corp.   803,700  64,697,850
BCE, Inc.   480,100  16,002,774
Bell Atlantic Corp.   1,133,320  103,132,120
BellSouth Corp.   525,000  29,564,063
Comsat Corp., Series 1  294,600  7,144,050
France Telecom SA  40,000  1,449,656
MCI Communications Corp.   270,100  11,563,656
SBC Communications, Inc.   410,000  30,032,500
Sprint Corp.   312,500  18,320,313
WorldCom, Inc. (a)  953,800  28,852,450
  351,966,638
TOTAL UTILITIES   683,146,896
TOTAL COMMON STOCKS
 (Cost $7,022,135,101)   9,235,340,142
CONVERTIBLE PREFERRED STOCKS - 2.4%
CONSTRUCTION & REAL ESTATE - 0.1%
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Vornado Realty Trust Series A, $3.25   127,600  8,421,600
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Republic Industries, Inc. $1.55  219,200  5,151,200
ENERGY - 0.1%
OIL & GAS - 0.1%
Unocal Capital Trust $3.125  100,000  5,612,500
FINANCE - 1.2%
CREDIT & OTHER FINANCE - 0.1%
DECS Trust $2.01 DECS  93,000  2,394,750
WBK Trust $3.135 STRYPES  285,400  9,543,063
  11,937,813
INSURANCE - 0.6%
Aetna, Inc. Class C 6.25%, PRIDES  760,000  54,340,000
Conseco, Inc. $3.50 PRIDES  171,800  8,794,013
  63,134,013
SAVINGS & LOANS - 0.1%
Ahmanson (H.F.) & Co., Series D, $3.00   70,600  9,707,500
SECURITIES INDUSTRY - 0.4%
Salomon, Inc. $2.03 DECS  840,700  34,468,700
Salomon, Inc. $3.484 DECS  93,900  5,563,575
  40,032,275
TOTAL FINANCE   124,811,601
CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
ELECTRICAL EQUIPMENT - 0.2%
Loral Space & Communications Ltd.,
 Series C, $3.00 (b)  183,200 $ 11,289,700
Loral Space & Communications Ltd.,
 Series C, $3  76,300  4,711,525
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   16,001,225
MEDIA & LEISURE - 0.1%
BROADCASTING - 0.1%
Evergreen Media Corp. $3.00 (b)  187,200  14,718,600
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
K mart Financing I $3.875  100,000  5,162,500
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Wang Laboratories, Inc. $3.25 (b)   80,000  4,070,000
Wang Laboratories, Inc. $3.25   157,600  8,077,000
TOTAL TECHNOLOGY   12,147,000
UTILITIES - 0.5%
ELECTRIC UTILITY - 0.2%
Houston Industries, Inc. $3.215 ACES  285,500  16,291,344
GAS - 0.0%
MCN Corp. $4.00  25,100  1,556,200
TELEPHONE SERVICES - 0.3%
Enhance Financial Services Group, Inc.
 $7.625 DECS  184,800  9,609,600
US West, Inc., Series D $2.25  381,900  23,558,456
  33,168,056
TOTAL UTILITIES   51,015,600
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $205,646,957)   243,041,826
CONVERTIBLE BONDS - 1.6%
 MOODY'S RATINGS  PRINCIPAL
 (UNAUDITED) AMOUNT
CONSTRUCTION & REAL ESTATE - 0.4%
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Liberty Property exchangeable
 8%, 7/1/01 Ba2 $ 27,985,000  40,088,513
DURABLES - 0.1%
CONSUMER ELECTRONICS - 0.1%
Matsushita Electric Industrial
 Co. Ltd. 1.3%, 3/29/02 Aa2 JPY 452,000,000  4,309,707
Matsushita Electric Industrial
 Co. Ltd. 1.4%, 3/31/04 Aa2 JPY 209,000,000  1,992,763
  6,302,470
ENERGY - 0.1%
OIL & GAS - 0.1%
Pennzoil Co. 4 3/4%,10/1/03 Baa3  9,820,000  13,281,550
FINANCE - 0.1%
INSURANCE - 0.1%
Loews Corp. 3 1/8%, 9/15/07 A2  4,320,000  4,320,000

 MOODY'S RATINGS PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
MEDIA & LEISURE - 0.5%
BROADCASTING - 0.3%
Time Warner, Inc. liquid yield
 option notes 0%, 6/22/13 Ba1 $ 58,550,000 $ 29,933,688
LODGING & GAMING - 0.0%
Hilton Hotels Corp.
 5%, 5/15/06 Baa2  3,670,000  4,000,300
PUBLISHING - 0.2%
News America Holdings, Inc.
 liquid yield option notes
 0%, 3/11/13 Baa3  35,920,000  16,972,200
TOTAL MEDIA & LEISURE   50,906,188
RETAIL & WHOLESALE - 0.3%
DRUG STORES - 0.1%
Rite Aid Corp. 5 1/4%,
 9/15/05 (b) Baa2  11,620,000  12,622,225
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Home Depot, Inc.
 3 1/4%, 10/1/01 A1  5,000,000  6,675,000
U.S. Office Products Co.
 5 1/2%, 2/1/01 B3  10,000,000  11,700,000
  18,375,000
TOTAL RETAIL & WHOLESALE   30,997,225
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Quantum Corp. 7%, 8/1/04 B2  4,280,000  4,108,800
ELECTRONICS - 0.1%
Micron Technology, Inc.
 7%, 7/1/04 B1  12,840,000  11,925,150
TOTAL TECHNOLOGY   16,033,950
TOTAL CONVERTIBLE BONDS
 (Cost $150,094,993)   161,929,896
CASH EQUIVALENTS - 4.5%
 SHARES

Taxable Central Cash Fund (c)
 (Cost $458,376,604)   458,376,604  458,376,604
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $7,836,253,655)   $ 10,098,688,468
SECURITY TYPE ABBREVIATIONS
ACES - Automatic Common Exchange Securities
DECS - Dividend Enhanced Convertible Stock/Debt Exch.
  for Common
PRIDES - Preferred Redeemable Increased Dividend Equity Securities
STRYPES - Structured Yield Product Exchangeable for Common Stock
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
At the period end, the value of these securities amounted to
$42,700,525 or .4% of net assets.
(c) At period end, the seven-day yield of the Taxable Central Cash
Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(d) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Barr Laboratories, Inc.  $ - $ 5,029,783 $ - $ 47,490,056
Beverly Enterprises, Inc.   -  6,467,030  -  -
Cardiac Control
 Systems, Inc..   -  380,488  -  -
Integramed America,
 Inc.   -  1,610,125  -  -
Synetic, Inc.   -  38,641,532  -  -
TOTALS  $ - $ 52,128,958 $ - $ 47,490,056
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,830,022,045 and $3,593,546,065, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $850,201 for the period (see Note 4 of Notes to
Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.2% AAA, AA, A 0.1%
Baa 0.5% BBB 0.8%
Ba 0.7% BB 0.4%
B 0.3% B 0.3%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by Moody's or S&P amounted to 0.0%. FMR has determined that unrated debt securities that are lower quality account for 0.0% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $7,845,905,101. Net unrealized appreciation aggregated $2,252,783,367, of which $2,386,782,461 related to appreciated investment securities and $133,999,094 related to depreciated investment securities.
The fund hereby designates approximately $225,002,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997


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
ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                              $ 10,098,688,468
(COST $7,836,253,655) - SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                  15,785,858

RECEIVABLE FOR FUND SHARES SOLD                                                                  10,327,412

DIVIDENDS RECEIVABLE                                                                             15,891,959

INTEREST RECEIVABLE                                                                              4,432,709

OTHER RECEIVABLES                                                                                52,063

 TOTAL ASSETS                                                                                    10,145,178,469

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                $ 26,357,641

PAYABLE FOR FUND SHARES REDEEMED                                                  2,018,549

ACCRUED MANAGEMENT FEE                                                            4,072,569

OTHER PAYABLES AND                                                                659,813
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                               33,108,572

NET ASSETS                                                                                      $ 10,112,069,897

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                 $ 7,208,544,669

UNDISTRIBUTED NET INVESTMENT INCOME                                                              140,172,474

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN                    500,938,191
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                        2,262,414,563
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                      $ 10,112,069,897



INITIAL CLASS :                                                                                                   $24.28
NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER
SHARE ($10,106,742,355 (DIVIDED BY) 416,258,047 SHARES)

SERVICE CLASS :                                                                                                   $24.27
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($5,327,542 (DIVIDED BY) 219,493 SHARES)


STATEMENT OF OPERATIONS
 YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME                                                                   $ 162,618,935
DIVIDENDS

INTEREST                                                                             26,175,230

 TOTAL INCOME                                                                        188,794,165

EXPENSES

MANAGEMENT FEE                                                     $ 42,199,618

TRANSFER AGENT FEES                                                 5,689,149

DISTRIBUTION FEES - SERVICE CLASS                                   226

ACCOUNTING FEES AND EXPENSES                                        819,525

NON-INTERESTED TRUSTEES' COMPENSATION                               32,639

CUSTODIAN FEES AND EXPENSES                                         230,735

REGISTRATION FEES                                                   48,392

AUDIT                                                               78,670

LEGAL                                                               48,842

MISCELLANEOUS                                                       349,519

 TOTAL EXPENSES BEFORE REDUCTIONS                                   49,497,315

 EXPENSE REDUCTIONS                                                 (875,649         48,621,666
                                                                   )

NET INVESTMENT INCOME                                                                140,172,499

REALIZED AND UNREALIZED
 GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                   516,651,001
 REALIZED GAIN OF $12,866,742
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                      (56,354          516,594,647
                                                                   )

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              1,401,311,026

 ASSETS AND LIABILITIES IN                                          (14,816          1,401,296,210
 FOREIGN CURRENCIES                                                )

NET GAIN (LOSS)                                                                      1,917,890,857

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $ 2,058,063,356

OTHER INFORMATION                                                                   $ 867,177
 EXPENSE REDUCTIONS
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                  8,472

                                                                                    $ 875,649


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1997           1996

OPERATIONS          $ 140,172,499      $ 117,458,579
NET
INVESTMENT
INCOME

 NET REALIZED        516,594,647        597,117,485
GAIN (LOSS)

 CHANGE IN NET       1,401,296,210      90,992,918
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE        2,058,063,356      805,568,982
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO     (119,523,328)      (7,876,787)
SHAREHOLDERS
FROM NET
INVESTMENT
INCOME

 FROM NET            (602,923,285)      (225,801,230)
REALIZED GAIN

 TOTAL               (722,446,613)      (233,678,017)
DISTRIBUTIONS

SHARE                1,815,363,131      1,509,764,377
TRANSACTIONS
- NET
INCREASE
(DECREASE)

  TOTAL              3,150,979,874      2,081,655,342
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF        6,961,090,023      4,879,434,681
PERIOD

 END OF PERIOD      $ 10,112,069,897   $ 6,961,090,023
(INCLUDING
UNDISTRIBUTE
D NET
INVESTMENT
INCOME OF
$140,172,47
4 AND
$117,454,54
9,
RESPECTIVELY
)




OTHER INFORMATION:

                     YEAR ENDED DECEMBER 31, 1997             YEAR ENDED DECEMBER 31, 1996

                     SHARES                         DOLLARS   SHARES                         DOLLARS



SHARE                81,081,134     $ 1,787,907,743    93,794,843     $ 1,829,128,598
TRANSACTIONS
INITIAL CLASS
 SOLD

  REINVESTED         36,487,203      722,446,589       12,390,139      233,678,017

  REDEEMED           (32,291,523)    (700,239,679)     (28,467,146)    (553,042,238)

  NET INCREASE       85,276,814     $ 1,810,114,653    77,717,836     $ 1,509,764,377
(DECREASE)

 SERVICE CLASS       222,682         5,321,346         -               -
A
 SOLD

  REINVESTED         -               -                 -               -

  REDEEMED           (3,189)         (72,868)          -               -

  NET INCREASE       219,493        $ 5,248,478        -              $ -
(DECREASE)

DISTRIBUTIONS                       $ 119,523,328                     $ 7,876,787
INITIAL CLASS -
NET
INVESTMENT
INCOME

 INITIAL CLASS -                     602,923,285                       225,801,230
NET REALIZED
GAIN

 TOTAL                              $ 722,446,613                     $ 233,678,017

 SERVICE CLASS                       -                                 -
- NET
INVESTMENT
INCOME

 SERVICE CLASS                       -                                 -
- NET REALIZED
GAIN

 TOTAL                              $ -                               $ -

                                    $ 722,446,613                     $ 233,678,017



1. SERVICE CLASS COMMENCED SALE OF SHARES NOVEMBER 3, 1997.



FINANCIAL HIGHLIGHTS - INITIAL CLASS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1997                       1996   1995   1994   1993


NET ASSET VALUE,    $ 21.03        $ 19.27       $ 15.35       $ 15.44       $ 13.40
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET                 .36 D          .35           .41           .41           .37
INVESTMENT
INCOME

 NET REALIZED        5.06           2.30          4.69          .64           2.06
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM          5.42           2.65          5.10          1.05          2.43
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIONS

 FROM NET            (.36)          (.03)         (.40)         (.37)         (.35)
INVESTMENT
INCOME

 IN EXCESS OF        -              -             -             -             (.04)
NET INVESTMENT
INCOME

 FROM NET            (1.81)         (.86)         (.78)         (.77)         -
REALIZED GAIN

 TOTAL               (2.17)         (.89)         (1.18)        (1.14)        (.39)
DISTRIBUTIONS

NET ASSET VALUE,    $ 24.28        $ 21.03       $ 19.27       $ 15.35       $ 15.44
END OF PERIOD

TOTAL                28.11%         14.28%        35.09%        7.07%         18.29%
RETURN B, C

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END     $ 10,106,742   $ 6,961,090   $ 4,879,435   $ 2,284,412   $ 1,318,500
OF PERIOD (000
OMITTED)

RATIO OF             .58%           .58%          .61%          .60%          .62%
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF             .57% F         .56%          .61%          .58%          .62%
EXPENSES TO                        F                           F
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET         1.65%          1.97%         2.56%         2.83%         2.87%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO            44%            186%          87%           134%          120%
TURNOVER RATE

AVERAGE             $ .0440        $ .0426
COMMISSION
RATE G


FINANCIAL HIGHLIGHTS - SERVICE CLASS
                          YEAR ENDED
                          DECEMBER 31,

SELECTED PER-SHARE DATA   1997 E

NET ASSET VALUE,    $ 23.44
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET                 .05 D
INVESTMENT
INCOME

 NET REALIZED        .78
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM          .83
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIONS

NET ASSET VALUE,    $ 24.27
END OF PERIOD

TOTAL                3.54%
RETURN B, C

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END     $ 5,328
OF PERIOD (000
OMITTED)

RATIO OF             .68% A
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF             .65% A,
EXPENSES TO          F
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET         1.63% A
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO            44%
TURNOVER

AVERAGE             $ .0440
COMMISSION
RATE G

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED
AND DO NOT REFLECT CHARGES
ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT.
INCLUSION OF THESE CHARGES WOULD
REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).
D NET INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF
SERVICE CLASS SHARES) TO
DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM
PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY
DIFFER.

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Equity-Income Portfolio(the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares; the fund's original class of shares (Initial Class shares) and Service Class shares. The fund commenced sale of Service Class shares on November 3, 1997. Both classes of shares have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to total net assets of the fund. Each class of shares differs in its respective distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, foreign currency transactions and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management &
2. OPERATING POLICIES POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .50% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares(collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.
For the period, Service Class paid FDC $226, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, FMR or FDC informed the fund that payments made to third parties under the Plans amounted to $3,693,878 and $414 for the Initial Class and Service Class, respectively.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07%, of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.

5. EXPENSE REDUCTIONS - CONTINUED
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company and its subsidiaries, affiliates of FMR, were the record owners of approximately 18% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 28%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Equity-Income Portfolio, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights of the Initial Class and Service Class for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Equity-Income Portfolio, as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of the Initial Class and Service Class for each of the periods indicated therein, in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 5, 1998
DISTRIBUTIONS


The Board of Trustees of VIP: Equity-Income voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

INITIAL CLASS
Pay Date  2/7/97 2/6/98
Record Date  2/7/97 2/6/98
Dividends  $.36 $.34
Short-Term
Capital Gains  $.47 $.68
Long-Term
Capital Gains  $1.34 $.53
Long-Term
Capital Gain Breakdown:
 28% rate  100% 53.78%
 20% rate  - 46.22%

SERVICE CLASS
Pay Date  2/6/98
Record Date  2/6/98
Dividends  $.34
Short-Term
Capital Gains  $.68
Long-Term
Capital Gains  $.53
Long-Term
Capital Gain Breakdown:
 28% rate  53.78%
 20% rate  46.22%

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Stephen Petersen, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
* INDEPENDENT TRUSTEES









(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: HIGH INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



MARKET ENVIRONMENT                  3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                         DURING THE LAST YEAR.

PERFORMANCE                         4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           5    THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         6    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                         MARKET VALUES.

FINANCIAL STATEMENTS                14   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               17   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   20   THE AUDITORS' OPINION.

DISTRIBUTIONS                       21



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. MARKET ENVIRONMENT


Despite an infectious currency crisis that erupted in Southeast Asia in October, most stock and bond markets around the globe posted another year of positive returns. Sustained corporate earnings growth, low interest-rate levels and an overall lack of inflationary concern provided a favorable investing backdrop. The U.S. and European stock markets continued to perform well, with U.S. stocks posting their third consecutive year of strong results. The problems in Southeast Asia, though, reverberated throughout the world, with investors becoming increasingly concerned toward the end of the period regarding the sustainability of corporate earnings. The U.S. bond market enjoyed a nice run in 1997.
U.S. STOCK MARKETS
The U.S. stock market went through many phases during 1997. Entering the year, the market was still being dominated by an extremely narrow contingent of well-known, large-capitalization stocks. In fact, much of the Standard & Poor's 500 Index 12-month gain of 33.36% came from these bigger stocks. Stock prices soared to historic highs and the Dow Jones Industrial Average hurtled past the 8000-point mark in August. But, investors became increasingly concerned about the market's ability to sustain its lofty performance levels. In mid-August, several large multinationals - companies that derive a significant portion of their revenues from overseas operations - justified these concerns by announcing earnings disappointments. These announcements triggered a slowdown among larger-cap stocks, while smaller- and medium-sized stocks gained momentum. From August through December, the S&P MidCap 400 Index - a measure of mid-sized stock performance - returned 6.50%, while the S&P 500 returned 2.43%.
In late October, economic turmoil shook Southeast Asia. Since this region accounts for a significant portion of world economic growth, shock tremors rippled through developed markets such as those in the U.S. and Europe, as well as emerging-market nations in Eastern Europe and Latin America. In New York, the uncertainty was punctuated by a 554-point drop in the Dow one day and a 337-point recovery the next. In terms of industry groups, moderate economic growth coupled with nonexistent inflation translated into near nirvana for the finance sector. Banks and brokerages demonstrated their ability to sustain impressive earnings growth as borrowing demand remained high and cash flows were healthy. Consolidation in the form of merger and acquisition activity also brought positive results to the group. Due to strong oil exploration and production demand, the energy service sector also fared nicely. Demand for offshore drilling, in particular, was very high and the industry enjoyed favorable pricing trends. Technology stocks were a mixed bag in 1997, with the group experiencing a decent rally through the first half of the year. The second-half Asian crisis, however, proved particularly harmful to many technology companies with Asian business ties. With Asia accounting for a considerable amount of the world's technology production, the region's economic troubles were far-reaching. Going into 1998, many money managers - sensing an economic slowdown due to Asia - were concentrating on stocks that were less cyclical, or economically sensitive.
FOREIGN STOCK MARKETS
Stock markets around the world reacted differently in 1997. Europe - bolstered by continued economic reform and a convergence in monetary policy - posted strong overall returns as Finland, Italy, Spain, Switzerland and the United Kingdom led the way. The Morgan Stanley Capital International (MSCI) Europe Index returned 24.17% during the period. In contrast, the MSCI EAFE Index, which measures the performance of Europe, Australasia and the Far East, reflected the problems brought on by the Asian crisis. The MSCI EAFE returned 2.01% for the period. Japan and Hong Kong were two noteworthy laggards, as economic recovery in Japan trudged along and Hong Kong felt the brunt of Asia's woes. Emerging market equity performance was solid through the first half of the period, but trailed off some in the second. Uncertainty in Asia and South Korea made some investors question the well-being of other pivotal emerging-market nations such as Russia, which proved particularly vulnerable to the Asian dilemma.
U.S. BOND MARKETS
Bonds benefited from low interest rates - which in turn drove prices upward - as well as a distinct lack of inflation indicators. The Lehman Brothers Aggregate Bond Index - a measure of the U.S. taxable bond market - returned 9.65% during the year. The Federal Reserve Board's raising of a key short-term interest rate in March proved to be one of the few obstacles to the bond market. Bonds rallied from April through mid-September, buoyed in large part by encouraging economic data and the Fed's reluctance to raise rates further. Additionally, while the Asian crisis brought some equity markets to their knees, many bond markets welcomed wary stock investors in search of lower volatility. Interest rates reached attractive levels, with the yield on the 30-year Treasury bond going below the 6% mark in November. Corporate bonds performed reasonably well due to continued economic growth and high demand for yield. Mortgage-backed bonds also fared relatively well, in spite of increased refinancing activity due to the lower rates.
FOREIGN BOND MARKETS
While low inflation and steady growth boosted the U.S. bond market, results were varied on the international front. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 0.23% for the 12 months that ended December 31, 1997. In Europe, countries continued to make progress in the drive toward meeting European Monetary Union requirements. But a strong dollar relative to many currencies eroded gains for U.S.-based investors. Japan - one of the more significant components of the Salomon Brothers index - continued to struggle as economic reform continued to develop slowly. The often-volatile world of emerging-market debt also had mixed results, as Asian concerns trickled into these regions. Brazil and Argentina performed well, while Ecuador stumbled due to political uncertainty. Nevertheless, The J.P. Morgan Emerging Markets Bond Index still managed to return 16.15% during the period.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1997                    YEAR     YEARS    YEARS

VIP: HIGH INCOME - "INITIAL CLASS"   17.67%   13.91%   12.81%

ML HIGH YIELD MASTER                 12.82%   11.72%   12.09%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
You can compare the fund's returns to those of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example,
generally move in the opposite direction of interest
rates. In turn, the share price, return and yield of a
fund that invests in bonds will vary. That means if
you sell your shares during a market downturn, you
might lose money. But if you can ride out the
market's ups and downs, you may have a gain.
3
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980126 092646 S00000000000001
             VIP High Income             ML High Yield Master
             00152                       ML002
  1987/12/31      10000.00                    10000.00
  1988/01/31      10328.76                    10273.65
  1988/02/29      10638.01                    10552.42
  1988/03/31      10561.58                    10534.96
  1988/04/30      10643.90                    10565.39
  1988/05/31      10628.07                    10620.54
  1988/06/30      10850.82                    10823.60
  1988/07/31      10963.78                    10937.97
  1988/08/31      10911.41                    10973.91
  1988/09/30      10998.88                    11084.53
  1988/10/31      11118.61                    11257.23
  1988/11/30      11076.16                    11299.39
  1988/12/31      11164.18                    11347.21
  1989/01/31      11432.46                    11517.38
  1989/02/28      11488.69                    11594.77
  1989/03/31      11341.07                    11584.46
  1989/04/30      11215.47                    11618.65
  1989/05/31      11422.69                    11832.54
  1989/06/30      11749.86                    12000.18
  1989/07/31      11672.50                    12057.01
  1989/08/31      11604.80                    12116.57
  1989/09/30      11198.75                    12001.22
  1989/10/31      10718.65                    11811.39
  1989/11/30      10727.68                    11837.86
  1989/12/31      10698.27                    11827.16
  1990/01/31      10461.79                    11596.01
  1990/02/28      10300.70                    11427.13
  1990/03/31      10192.02                    11581.60
  1990/04/30      10222.21                    11640.45
  1990/05/31      10432.25                    11850.71
  1990/06/30      10596.58                    12080.30
  1990/07/31      10760.25                    12335.59
  1990/08/31      10580.25                    11863.36
  1990/09/30      10329.38                    11347.40
  1990/10/31      10078.73                    11058.64
  1990/11/30      10315.13                    11152.32
  1990/12/31      10459.37                    11313.02
  1991/01/31      10681.28                    11472.94
  1991/02/28      11273.04                    12324.50
  1991/03/31      11672.48                    12854.40
  1991/04/30      12086.71                    13312.16
  1991/05/31      12264.24                    13377.17
  1991/06/30      12530.53                    13646.27
  1991/07/31      13003.94                    13973.25
  1991/08/31      13181.47                    14266.94
  1991/09/30      13477.35                    14448.65
  1991/10/31      13935.96                    14878.00
  1991/11/30      14054.31                    15049.86
  1991/12/31      14128.28                    15224.70
  1992/01/31      14882.78                    15757.00
  1992/02/29      15423.14                    16148.33
  1992/03/31      15921.70                    16373.64
  1992/04/30      16034.28                    16492.82
  1992/05/31      16227.27                    16755.89
  1992/06/30      16404.18                    16964.08
  1992/07/31      16725.83                    17307.79
  1992/08/31      17079.64                    17536.93
  1992/09/30      17256.55                    17736.75
  1992/10/31      16999.23                    17512.73
  1992/11/30      17208.30                    17760.75
  1992/12/31      17401.29                    17989.44
  1993/01/31      17867.69                    18432.41
  1993/02/28      18172.47                    18781.31
  1993/03/31      18591.84                    19106.92
  1993/04/30      18714.15                    19244.07
  1993/05/31      18993.73                    19503.12
  1993/06/30      19482.99                    19869.54
  1993/07/31      19675.20                    20083.11
  1993/08/31      19884.88                    20274.55
  1993/09/30      19954.77                    20374.59
  1993/10/31      20426.56                    20758.40
  1993/11/30      20618.77                    20871.93
  1993/12/31      20950.76                    21080.63
  1994/01/31      21649.71                    21542.61
  1994/02/28      21623.75                    21387.69
  1994/03/31      20895.29                    20690.73
  1994/04/30      20684.42                    20448.94
  1994/05/31      20722.76                    20376.08
  1994/06/30      20646.08                    20451.08
  1994/07/31      20722.76                    20594.84
  1994/08/31      20722.76                    20737.90
  1994/09/30      20876.12                    20730.05
  1994/10/31      20684.42                    20782.72
  1994/11/30      20511.89                    20605.94
  1994/12/31      20607.74                    20835.14
  1995/01/31      20837.78                    21129.55
  1995/02/28      21552.97                    21788.82
  1995/03/31      21821.35                    22092.05
  1995/04/30      22461.33                    22609.30
  1995/05/31      23039.38                    23315.67
  1995/06/30      23101.31                    23493.75
  1995/07/31      23658.72                    23762.33
  1995/08/31      23844.52                    23906.55
  1995/09/30      24236.77                    24180.07
  1995/10/31      24463.86                    24351.47
  1995/11/30      24587.73                    24589.17
  1995/12/31      24876.75                    24983.88
  1996/01/31      25454.80                    25378.45
  1996/02/29      25875.23                    25416.66
  1996/03/31      25807.26                    25347.64
  1996/04/30      26192.44                    25359.12
  1996/05/31      26554.97                    25542.00
  1996/06/30      26690.91                    25695.43
  1996/07/31      26600.28                    25869.89
  1996/08/31      26985.46                    26137.04
  1996/09/30      27778.49                    26697.83
  1996/10/31      27687.86                    26990.42
  1996/11/30      27982.41                    27536.09
  1996/12/31      28367.59                    27747.97
  1997/01/31      28752.77                    27961.22
  1997/02/28      29274.31                    28353.46
  1997/03/31      28364.86                    28038.55
  1997/04/30      28807.30                    28357.67
  1997/05/31      30011.70                    28921.90
  1997/06/30      30552.45                    29369.60
  1997/07/31      31658.53                    30074.41
  1997/08/31      31928.91                    30006.75
  1997/09/30      33059.57                    30519.07
  1997/10/31      32764.61                    30721.61
  1997/11/30      33010.41                    30996.75
  1997/12/31      33379.10                    31306.66
IMATRL PRASUN   SHR__CHT 19971231 19980126 092649 R00000000000123
Let's say hypothetically that $10,000 was invested in VIP: High Income Portfolio on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $33,379 - a 233.79% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,307 - a 213.07% increase. INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1997
(BY ISSUER, EXCLUDING CASH EQUIVALENTS)   % OF FUND'S
                                          INVESTMENTS

TIME WARNER, INC.                         2.5

NEXTLINK COMMUNICATIONS, INC.             2.2

ORION NETWORK SYSTEMS, INC.               2.0

INTERMEDIA COMMUNICATIONS, INC.           1.9

CABLEVISION SYSTEMS CORP.                 1.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                                   % OF FUND'S
                                   INVESTMENTS

MEDIA & LEISURE                    27.6

UTILITIES                          17.1

BASIC INDUSTRIES                   9.8

RETAIL & WHOLESALE                 4.7

INDUSTRIAL MACHINERY & EQUIPMENT   4.7

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1997
             % OF FUND'S
             INVESTMENTS

AAA, AA, A   0.0

BAA          0.0

BA           5.5

B            51.3

CAA, CA. C   8.5

NOT RATED    4.3

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1997, ACCOUNT FOR 4.3% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Barry Coffman,
Portfolio Manager of
High Income Portfolio
Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, BARRY?
A. Quite well. The fund significantly outperformed its benchmark, the Merrill Lynch High Yield Master Index, which had a total return of 12.82% for the year that ended December 31, 1997.
Q. WHAT HELPED THE FUND OUTPACE THE INDEX DURING THE YEAR?
A. One of the biggest contributors to the fund's outperformance was its large weighting - relative to the Merrill Lynch High Yield Master Index - in telecommunications companies. A wave of merger activity - capped by WorldCom's winning bid for MCI Communications - pushed many telecom companies to the top of the high-yield leader board. The emerging competitive local exchange networks (Clecs) that provide telephone and data transmission services to small- and mid-sized business continued to make strides by building out networks and quickening their pace of customer growth. In addition, the expectation of continued industry consolidation benefited the fund's holdings including Intermedia Communications and NEXTLINK. Also within the telecommunications sector we saw strong gains from the fund's satellite companies including PanAmSat and Orion Network. After the acquisition of PanAmSat by GM Hughes, PanAmSat's bonds were redeemed at a significant profit to the fund at year end. When Orion was acquired by Loral, its bonds were upgraded and, as a result, posted strong gains.
Q. APART FROM TELECOMMUNICATIONS HOLDINGS, WHAT WERE SOME OF THE OTHER BRIGHT SPOTS FOR THE FUND?
A. The fund's cable and broadcasting holdings also performed quite well during the year. After falling out of favor earlier in the year, cable companies staged an impressive comeback partly due to Microsoft's investment in Comcast, which excited investors about the industry. The cable companies are aggressively upgrading their networks to enhance the services they provide - including pay-per-view and cable modems. In addition, they are aggressively swapping systems with other operators to create larger, more efficient clusters. The fund's holdings in Cablevision Systems benefited from these trends, as well as an investment in the company from cable giant TCI . Among broadcasters, I focused on radio companies where a wave of merger activity boosted prices, including holdings in American Radio Systems and Chancellor Broadcasting. Other bright spots included common stocks issued by high-yield companies - those with below-investment-grade credit ratings - including Allied Waste and Viacom. Allied Waste successfully integrated a major acquisition and sold off assets. Viacom also sold some assets, including its radio and cable holdings, and made progress with its Blockbuster division.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The fund's holdings in paper companies - particularly investments in Indonesian paper company Asia Pulp & Paper (APP) and its three subsidiaries Indah Kiat, Pindo Deli and Tjiwi Kimia - were disappointing. Not only were paper prices unable to sustain some mid-year gains, but APP's securities also were hurt in the fourth quarter of 1997, when Indonesia suffered from a host of related currency, economic, fiscal and political problems. I've held onto those investments in part because the company continues to be one of the lowest-cost producers of paper products, which are U.S. dollar-denominated, easily exported commodities. The company also has ample liquidity to execute its expansion plans and is experiencing improving profit margins due to Indonesia's currency crisis.
Q. WHAT'S YOUR OUTLOOK?
A. I'm a little cautious because I'm concerned that a large portion of the world's economy represented by Southeast Asia could sink into a depression. Not that the region provides huge demand for U.S. goods, but the threat is that cheaper Asian-based goods will undercut domestic products, and ultimately, corporate earnings. That said, it's important to remember that the high-yield market is comprised mainly of companies that do business domestically and the fallout from Asia will be indirect. The U.S. economy remains in relatively decent shape, and I think it will continue to grow, albeit at a slower pace. If inflation remains in check - which appears more likely now given Asia's problems - that would likely be a positive for the high-yield market. Of course, the effects of these countervailing forces remain to be seen. However, given the high yields that securities in this market can offer - which often serve as a "cushion" in difficult market environments - I think they stand a decent chance of outpacing U.S. stocks.



FUND FACTS
GOAL: to seek high current income by
investing in high-yielding, lower-rated fixed
income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1997, more than $2.3
billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
3
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 69.6%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
  CONVERTIBLE BONDS - 0.0%
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
GST Telecommunications, Inc.
 0%, 12/15/05 (c)(e) - $ 630,000 $ 604,800
NONCONVERTIBLE BONDS - 69.6%
AEROSPACE & DEFENSE - 1.3%
AEROSPACE & DEFENSE - 0.5%
Alliant Techsystems, Inc.
 11 3/4%, 3/1/03 B2  1,050,000  1,153,688
Argo-Tech Corp.
 8 5/8%, 10/1/07 (e) B3  5,900,000  5,900,000
Fairchild Corp.
 12%, 10/15/01 Caa  1,945,000  1,954,725
RHI Holdings, Inc.
 11 7/8%, 3/1/99 B2  2,357,000  2,357,000
  11,365,413
DEFENSE ELECTRONICS - 0.5%
Tracor, Inc. 8 1/2%, 3/1/07  B1  12,150,000  12,332,250
SHIP BUILDING & REPAIR - 0.3%
Newport News Shipbuilding, Inc.:
 8 5/8%, 12/1/06 Ba2  670,000  710,200
 9 1/4%, 12/1/06 B1  4,650,000  4,917,375
  5,627,575
TOTAL AEROSPACE & DEFENSE   29,325,238
BASIC INDUSTRIES - 9.6%
CHEMICALS & PLASTICS - 2.6%
Atlantis Group, Inc.
 11%, 2/15/03 B2  8,205,000  8,420,381
Freedom Chemical Co.
 10 5/8%, 10/15/06 B3  7,470,000  8,235,675
Huntsman Corp.
 9 1/2%, 7/1/07 (e) B2  19,400,000  20,370,000
Koppers Industries, Inc.
 9 7/8%, 12/1/07 (e) B2  4,985,000  5,128,319
Sovereign Specialty Chemicals,
 Inc. 9 1/2%, 8/1/07 (e) B3  1,070,000  1,099,425
Sterling Chemicals Holdings,
 Inc. 11 3/4%, 8/15/06 B3  15,160,000  15,463,200
  58,717,000
IRON & STEEL - 1.1%
GS Technologies Operating, Inc.
 12 1/4%, 10/1/05 B2  3,410,000  3,810,675
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 Caa  17,315,000  16,622,400
WCI Steel, Inc. 10%, 12/1/04 B2  5,830,000  5,932,025
  26,365,100
METALS & MINING - 0.5%
Commonwealth Aluminum Corp.
 10 3/4%, 10/1/06 B2  9,815,000  10,379,363
PACKAGING & CONTAINERS - 0.1%
Huntsman Packaging Corp.
 9 1/8%, 10/1/07 (e) B2  2,660,000  2,739,800
PAPER & FOREST PRODUCTS - 5.3%
APP Finance II Mauritius Ltd.
 12%, 3/15/04 B3  11,785,000  10,135,100

 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
Advanced Argo Public
 Company Ltd.
 13%, 11/15/07 (e) B2 $ 11,250,000 $ 9,900,000
Ainsworth Lumber Co. Ltd.
 12 1/2%, 7/15/07
 pay-in-kind B3  4,930,000  4,954,650
American Pad & Paper Co.,
 Inc. 13%, 11/15/05 B3  2,290,000  2,404,500
Container Corp. of America:
 10 3/4%, 5/1/02 B1  50,000  54,375
 gtd.:
  9 3/4%, 4/1/03 B1  490,000  523,075
  11 1/4%, 5/1/04 B1  150,000  163,875
Doman Industries Ltd.:
 yankee 8 3/4%, 3/15/04 B1  20,180,000  19,473,700
 9 1/4%, 11/15/07 (e) B1  5,000,000  4,875,000
Florida Coast Paper Co.
 LLC/Florida Coast Paper
 Finance Corp., Series B,
 12 3/4%, 6/1/03 Caa  1,740,000  1,844,400
Indah Kiat Finance Mauritius
 Ltd. 10%, 7/1/07 (e) Ba3  8,250,000  6,826,875
Mail-Well Corp.
 10 1/2%, 2/15/04 B  1,640,000  1,722,000
Omega Cabinets Ltd.
 10 1/2%, 6/15/07 (e) B3  6,190,000  6,422,125
Paperboard Industries
 International, Inc.
 8 3/8%, 9/15/07 (e) Ba3  1,490,000  1,512,350
Pindo Deli Finance Mauritius
 Ltd. 10 1/4%, 10/1/02 (e) Ba3  3,740,000  3,188,350
Repap New Brusnwick, Inc.
 yankee 9 7/8%, 7/15/00 B2  4,730,000  4,824,600
SD Warren Co., Series B,
 12%, 12/15/04 B1  7,330,000  8,191,275
Specialty Paperboard, Inc.
 9 3/8%, 10/15/06 B1  5,000,000  5,225,000
Stone Container Corp.:
 12 5/8%, 7/15/98 B2  10,000,000  10,262,500
 10 3/4%, 10/1/02 B1  8,140,000  8,506,300
Tjiwi Kimia Mauritius Ltd.
 10%, 8/1/04 (e) Ba3  7,860,000  6,366,600
Tembec Finance Corp. yankee
 9 7/8%, 9/30/05 B1  4,865,000  4,998,788
  122,375,438
TOTAL BASIC INDUSTRIES   220,576,701
CONSTRUCTION & REAL ESTATE - 0.8%
BUILDING MATERIALS - 0.8%
American Architectural
 Products, Inc.
 11 3/4%, 12/1/07 (e) Caa  6,550,000  6,615,500
Airxcel, Inc. 11%,
 11/15/07 (e) B3  7,350,000  7,570,500
Insiloc Corp.
 10 1/4%, 8/15/07 B3  4,660,000  4,893,000
  19,079,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
DURABLES - 3.0%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Blue Bird Body Co.
 10 3/4%, 11/15/06 B2 $ 3,180,000 $ 3,418,500
HOME FURNISHINGS - 1.3%
Guitar Center Management Co.,
 Inc. 11%, 7/1/06 B1  6,587,000  7,311,570
Interlake Corp.
 12 1/8%, 3/1/02 B3  12,265,000  12,632,950
Knoll, Inc.
 10 7/8%, 3/15/06 B1  3,426,000  3,837,120
Sealy Mattress Co. (e):
 9 7/8%, 12/15/07 B3  3,530,000  3,618,250
 0%, 12/15/07 (c) B3  4,855,000  2,937,275
  30,337,165
TEXTILES & APPAREL - 1.5%
Nine West Group, Inc.
 8 3/8%, 8/15/05 (e) Ba2  3,300,000  3,143,250
Pillowtex Corp.
 9%, 12/15/07 (e) B2  1,980,000  2,029,500
Polymer Group, Inc.
 9%, 7/1/07 B2  9,060,000  9,060,000
Synthetic Industries, Inc.
 9 1/4%, 2/15/07 B2  11,770,000  12,417,350
Worldtex, Inc.
 9 5/8%, 12/15/07 (e) B1  7,105,000  7,282,625
  33,932,725
TOTAL DURABLES   67,688,390
ENERGY - 3.6%
COAL - 0.4%
AEI Holding, Inc.
 10%, 11/15/07 (e) B2  9,380,000  9,661,400
ENERGY SERVICES - 0.3%
DI Industries, Inc.
 8 7/8%, 7/1/07 B1  3,905,000  4,051,438
Newpark Resources, Inc.
 8 5/8%, 12/15/07 (e) B2  2,310,000  2,344,650
  6,396,088
OIL & GAS - 2.9%
Belden & Blake Corp.
 9 7/8%, 6/15/07 B3  4,945,000  4,994,450
Chesapeake Energy Corp.:
 7 7/8%, 3/15/04 Ba3  880,000  871,200
 9 1/8%, 4/15/06 Ba3  2,580,000  2,650,950
 8 1/2%, 3/15/12 Ba3  610,000  606,950
Cross Timbers Oil Co.:
 9 1/4%, 4/1/07 B2  8,000,000  8,320,000
 8 3/4%, 11/1/09 B2  5,060,000  5,161,200
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3  10,960,000  12,028,600
Harcor Energy, Inc.
 14 7/8%, 7/15/02 B3  13,060,000  14,104,800

 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
Ocean Energy, Inc.
 8 7/8%, 7/15/07 B3 $ 11,390,000 $ 12,101,875
Plains Resources, Inc., Series B,
 10 1/4%, 3/15/06 B2  4,430,000  4,762,250
Southwest Royalties, Inc.
 10 1/2%, 10/15/04 (e) B3  1,630,000  1,613,700
United Meridian Corp.
 10 3/8%, 10/15/05 B2  190,000  208,050
  67,424,025
TOTAL ENERGY   83,481,513
FINANCE - 3.5%
ASSET-BACKED SECURITIES - 0.3%
Airplanes Pass Through Trust
 Class D 10 7/8%, 3/15/19  Ba2  6,710,000  7,498,425
CREDIT & OTHER FINANCE - 2.0%
Cityscape Financial Corp.
 12 3/4%, 6/1/04 Caa  6,560,000  2,886,400
Delta Financial Corp.
 9 1/2%, 8/1/04 B1  8,260,000  8,198,050
Imperial Credit Capital Trust I
 10 1/4%, 6/14/02 (e) B2  4,870,000  4,870,000
Imperial Credit Industries, Inc.
 9 7/8%, 1/15/07 B2  17,470,000  17,295,300
Ocwen Capital Trust
 10 7/8%, 8/1/27 B2  6,190,000  6,747,100
Olympic Financial Ltd.
 11 1/2%, 3/15/07 B2  5,200,000  5,096,000
  45,092,850
SAVINGS & LOANS - 1.2%
First Nationwide Holdings, Inc.
 10 5/8%, 10/1/03 Ba3  7,240,000  8,090,700
First Nationwide Parent
 Holdings Ltd.
 12 1/2%, 4/15/03 B3  16,030,000  18,234,125
  26,324,825
SECURITIES INDUSTRY - 0.0%
ECM Corp. extendible
 14%, 6/1/02 (e) -  235,942  235,352
TOTAL FINANCE   79,151,452
HEALTH - 2.4%
MEDICAL EQUIPMENT & SUPPLIES - 1.0%
Graham-Field Health Products,
 Inc. 9 3/4%, 8/15/07 (e) B3  4,830,000  5,071,500
Wright Medical Technology, Inc.
 11 3/4%, 7/1/00 (d) Caa  18,650,000  18,836,500
  23,908,000
MEDICAL FACILITIES MANAGEMENT - 1.4%
Integrated Health Services, Inc.:
 10 1/4%, 4/30/06 B2  4,890,000  5,183,400
 9 1/2%, 9/15/07 (e) B2  6,980,000  7,189,400
 9 1/4%, 1/15/08 (e) B2  7,860,000  8,017,200
Tenet Healthcare Corp.
 8 5/8%, 1/15/07 Ba3  10,500,000  10,815,000
  31,205,000
TOTAL HEALTH   55,113,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
ELECTRICAL EQUIPMENT - 2.1%
Echostar Communications Corp.
 secured discount
 0%, 6/1/04 (c) B2 $ 19,010,000 $ 17,394,150
Motors & Gears, Inc.:
 10 3/4%, 11/15/06 B3  19,550,000  20,723,000
 10 3/4%, 11/15/06 (e) B3  8,180,000  8,691,250
  46,808,400
INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%
Calmar, Inc.
 11 1/2%, 8/15/05 B3  1,570,000  1,656,350
Continental Global Group, Inc.
 11%, 4/1/07 B2  4,000,000  4,260,000
Goss Graphic System, Inc.
 12%, 10/15/06 B2  9,630,000  10,881,900
McDermott International, Inc.
 9 3/8%, 3/15/02 Ba3  11,680,000  12,585,200
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02 B1  1,484,000  1,543,360
 10 3/4%, 11/1/03  B3  5,226,000  5,585,288
  36,512,098
POLLUTION CONTROL - 0.7%
Allied Waste North America
 10 1/4%, 12/1/06 B2  5,830,000  6,398,425
Envirosource, Inc.:
 9 3/4%, 6/15/03 B3  5,750,000  5,836,250
 9 3/8%, 6/15/03 (e) B3  4,600,000  4,651,750
  16,886,425
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   100,206,923
MEDIA & LEISURE - 16.9%
BROADCASTING - 8.7%
ACME Television/ACME Financial
 Corp. 0%, 9/30/04 (c)(e) B3  12,910,000  9,504,988
Adelphia Communications Corp.:
  9 1/2%, 2/15/04 B3  6,516,518  6,392,313
  9 7/8%, 3/1/07 B3  5,380,000  5,689,350
Ascent Entertainment Group,
 Inc. 0%, 12/15/04 (c)(e) B3  12,100,000  6,987,750
Benedek Communications Corp.
 0%, 5/15/06 (c) B3  280,000  212,800
Capstar Broadcasting Partners, Inc.:
  9 1/4%, 7/1/07 B2  9,710,000  9,989,163
  0%, 2/1/09 (c) B3  14,970,000  10,815,825
Chancellor Radio Broadcasting
 Company 8 1/8%,
 12/15/07 (e) -  12,000,000  11,760,000
Chancellor Media Corp.
 8 3/4%, 6/15/07  B3  5,320,000  5,413,100
CS Wireless Systems, Inc.
 0%, 3/1/06 (c) Caa  12,770,000  3,575,600
Falcon Holdings Group LP
 11%, 9/15/03 pay-in-kind -  14,692,965  15,187,236

 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
FrontierVision Holdings LP/
 FrontierVision Holdings
 Capital Corp. 0%,
 9/15/07 (c) Caa $ 2,255,000 $ 1,617,963
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3  1,560,000  1,634,100
 9 3/8%, 12/1/05 B3  3,750,000  3,796,875
Intermedia Capital Partners IV
 LP/Intermedia Partners IV
 Capital Corp.
 11 1/4%, 8/1/06 B2  590,000  655,638
International Cabletel, Inc.
 0%, 2/1/06 (c) B3  20,205,000  15,759,900
Olympus Communications LP/
 Olympus Capital Corp.
 10 5/8%, 11/15/06 B1  9,320,000  10,321,900
Orion Network Systems, Inc.:
 11 1/4%, 1/15/07 B2  5,585,000  6,311,050
 0%, 1/15/07 (c) B2  45,930,000  34,103,025
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  9,275,000  10,202,500
Telewest PLC 0%, 10/1/07 (c) B1  6,290,000  4,874,750
UIH Australia/Pacific, Inc. (c):
 Series B, 0%, 5/15/06 B2  27,675,000  18,265,500
 0%, 5/15/06 (e) B2  1,090,000  719,400
United International Holdings,
 Inc. 0%, 11/15/99 B3  4,960,000  4,067,200
Viacom International, Inc.,
 Series B, 7%, 7/1/03 B1  1,560,000  1,489,800
  199,347,726
ENTERTAINMENT - 2.6%
AMC Entertainment, Inc.
 9 1/2%, 3/15/09 B2  10,940,000  11,350,250
Ameristar Casinos, Inc.
 10 1/2%, 8/1/04 B3  8,200,000  8,282,000
AMF Group, Inc., Series B:
 10 7/8%, 3/15/06 B2  1,100,000  1,204,500
 0%, 3/15/06 (c) B2  5,736,000  4,509,930
Cinemark USA, Inc.
 9 5/8%, 8/1/08 B2  5,240,000  5,423,400
Regal Cinemas, Inc.
 8 1/2%, 10/1/07 B1  1,620,000  1,632,150
Town Sports International, Inc.
 9 3/4%, 10/15/04 (e) B2  3,400,000  3,332,000
Viacom, Inc. 8%, 7/7/06 B1  24,430,000  24,521,613
  60,255,843
LEISURE DURABLES & TOYS - 0.1%
ICON Fitness Corp.
 0%, 11/15/06 (c) Caa  5,650,000  3,192,250
LODGING & GAMING - 2.4%
HMH Properties, Inc.:
 9 1/2%, 5/15/05 Ba3  14,610,000  15,541,388
 8 7/8%, 7/15/07 Ba3  12,500,000  13,093,750
KSL Recreation Group, Inc.
 10 1/4%, 5/1/07 B3  7,760,000  8,303,200
Station Casinos, Inc.
 9 3/4%, 4/15/07 B2  3,720,000  3,850,200
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - CONTINUED
Sun International Hotels Ltd./
 Sun International North
 America, Inc. yankee
 9%, 3/15/07 Ba3 $ 13,040,000 $ 13,431,200
  54,219,738
PUBLISHING - 2.0%
Big Flower Press Holdings, Inc.:
 8 7/8%, 7/1/07 B2  19,000,000  19,118,750
 8 7/8%, 7/1/07 (e) B2  3,550,000  3,567,750
Hollinger International
 Publishing, Inc.
 9 1/4%, 3/15/07 B1  5,600,000  5,880,000
ITT Publimedia BV
 9 3/8%, 9/15/07 (e) B3  13,600,000  14,280,000
Perry Judds, Inc.
 10 5/8%, 12/15/07 (e) B3  1,710,000  1,769,850
Transwestern Holding LP/TWP
 Capital Corp. 0%,
 11/15/08 (c)(e) B3  2,300,000  1,380,000
  45,996,350
RESTAURANTS - 1.1%
AFC Enterprises, Inc.
 10 1/4%, 5/15/07 B3  6,840,000  7,199,100
Host Marriott Travel Plazas,
 Inc. 9 1/2%, 5/15/05 Ba3  8,790,000  9,339,375
SC International Services,
 Inc. 9 1/4%, 9/1/07 (e) B2  7,200,000  7,416,000
  23,954,475
TOTAL MEDIA & LEISURE   386,966,382
NONDURABLES - 1.7%
FOODS - 0.1%
Del Monte Foods Co.
 0%, 12/15/07 (c)(e) Caa  5,840,000  3,343,400
HOUSEHOLD PRODUCTS - 1.4%
RBX Corp. 12%, 1/15/03 (e) B2  4,150,000  4,253,750
Renaissance Cosmetic, Inc.
 11 3/4%, 2/15/04 B3  10,000,000  9,000,000
Revlon Consumer Products
 Corp. 10 1/2%, 2/15/03 B3  17,180,000  18,081,950
  31,335,700
TOBACCO - 0.2%
North Atlantic Trading, Inc.
 11%, 6/15/04 B3  3,640,000  3,794,700
TOTAL NONDURABLES   38,473,800
PRECIOUS METALS - 0.4%
Centaur Mining & Exploration
 Ltd. 11%, 12/1/07 (e) B1  9,830,000  9,879,150
RETAIL & WHOLESALE - 4.5%
APPAREL STORES - 1.5%
Lamonts Apparel, Inc.
 10 1/4%, 11/1/99
 pay-in-kind (e)(g) -  2,201,000  82,538

 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
Mothers Work, Inc.
 12 5/8%, 8/1/05 B3 $ 15,140,000 $ 16,124,100
Specialty Retailers, Inc.:
 8 1/2%, 7/15/05 Ba3  4,480,000  4,569,600
 9%, 7/15/07 B2  13,520,000  13,790,400
  34,566,638
GROCERY STORES - 1.9%
Di Giorgio Corp.
 10%, 6/15/07 B3  6,760,000  6,641,700
Food 4 Less Holdings, Inc.
 13 5/8%, 6/15/07 -  1,950,941  2,300,042
Pathmark Stores, Inc.:
 11 5/8%, 6/15/02 Caa  11,740,000  9,597,450
 9 5/8%, 5/1/03 Caa  10,950,000  10,087,688
Penn Traffic Co.:
 10 1/4%, 2/15/02 B3  4,060,000  3,694,600
 8 5/8%, 12/15/03 B3  3,780,000  3,213,000
Pueblo Xtra International, Inc.
 9 1/2%, 8/1/03 B3  7,970,000  7,533,700
  43,068,180
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Big 5 Corp.
 10 7/8%, 11/15/07 (e) B2  8,855,000  8,810,725
Central Tractor Farm & Country,
 Inc. 10 5/8%, 4/1/07 B2  3,440,000  3,629,200
Corporate Express, Inc.,
 Series B, 9 1/8%, 3/15/04 B2  1,070,000  1,091,400
J Crew Operating Corp.
 10 3/8%, 10/15/07 (e) B3  10,760,000  9,361,200
J Crew Group, Inc.
 0%, 10/15/08 (c)(e) Caa  7,787,000  3,387,345
  26,279,870
TOTAL RETAIL & WHOLESALE   103,914,688
SERVICES - 2.9%
LEASING & RENTAL - 1.0%
GPA Holland 8.94%, 2/16/99 -  500,000  510,000
Hollywood Entertainment Corp.
 10 5/8%, 8/15/04 B3  21,710,000  21,167,250
  21,677,250
PRINTING - 0.9%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  21,300,000  21,513,000
SERVICES - 1.0%
Iron Mountain, Inc.
 8 3/4%, 9/30/09 (e) B3  4,115,000  4,197,300
Outsourcing Solutions, Inc.
 11%, 11/1/06 B3  2,760,000  3,042,900
Protection One Alarm
 Monitoring, Inc.
 13 5/8%, 6/30/05 Caa  13,300,000  14,364,000
  21,604,200
TOTAL SERVICES   64,794,450
TECHNOLOGY - 2.7%
COMMUNICATIONS EQUIPMENT - 0.9%
Intermedia Communications, Inc.
 0%, 7/15/07 (c) B2  7,760,000  5,529,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
TECHNOLOGY - CONTINUED
COMMUNICATIONS EQUIPMENT - CONTINUED
Jordan Telecommunication
 Products, Inc.:
  9 7/8%, 8/1/07 B3 $ 4,720,000 $ 4,796,700
  0%, 8/1/07 (c) B3  11,400,000  9,234,000
  19,559,700
COMPUTER SERVICES & SOFTWARE - 0.7%
Concentric Network Corp.
 12 3/4%, 12/15/07 (e)  -  3,270,000  3,359,925
DecisionOne Corp.
 9 3/4%, 8/1/07 B3  2,220,000  2,275,500
DecisionOne Holdings Corp.
 0%, 8/1/08 (c) Caa  3,730,000  2,387,200
Federal Data Corp.
 10 1/8%, 8/1/05 (e) B3  7,030,000  7,100,300
  15,122,925
COMPUTERS & OFFICE EQUIPMENT - 0.4%
Dictaphone Corp.
 11 3/4%, 8/1/05 Caa  6,200,000  5,952,000
Unisys Corp.
 10 5/8%, 10/1/99 B1  4,080,000  4,187,100
  10,139,100
ELECTRONIC INSTRUMENTS - 0.3%
Wavetek Corp.
 10 1/8%, 6/15/07 B3  6,020,000  6,200,600
ELECTRONICS - 0.4%
Communications Instruments,
 Inc. 10%, 9/15/04 (e) B3  2,450,000  2,499,000
ViaSystems, Inc.
 9 3/4%, 6/1/07 B3  7,120,000  7,351,400
  9,850,400
TOTAL TECHNOLOGY   60,872,725
TRANSPORTATION - 1.5%
AIR TRANSPORTATION - 0.8%
Amtran, Inc.
 10 1/2%, 8/1/04 (e) B2  5,000,000  5,193,750
Kitty Hawk, Inc.
 9.95%, 11/15/04 (e) B1  8,010,000  8,250,300
US Air, Inc. euro pass through
 trust 8 5/8%, 9/1/98 B1  5,000,000  5,031,250
  18,475,300
RAILROADS - 0.7%
Transtar Holdings LP/Transtar
 Capital Corp. 0%,
 12/15/03 (c) B-  17,941,000  15,608,670
TOTAL TRANSPORTATION   34,083,970
UTILITIES - 10.4%
CELLULAR - 5.7%
CellNet Data Systems, Inc.
 0%, 10/1/07 (c)(e) -  18,000,000  8,010,000
Fonorola, Inc.
 12 1/2%, 8/15/02 B2  1,020,000  1,134,750
McCaw International Ltd.
 0%, 4/15/07 (c) CCC  36,915,000  21,410,700

 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
Microcell Telecommunications,
 Inc. 0%, 6/1/06 (c) B3 $ 8,050,000 $ 5,433,750
Millicom International Cellular
 SA 0%, 6/1/06 (c) B3  54,640,000  39,887,200
Pagemart Nationwide, Inc.:
 12 1/4%, 11/1/03 -  14,275,000  13,347,125
 0  %, 2/1/05 (c) -  7,070,000  6,044,850
Rogers Communications, Inc.
 8 7/8%, 7/15/07 B2  5,520,000  5,520,000
Teletrac, Inc. 14%, 8/1/07 Caa  9,820,000  9,329,000
Telesystem International Wireless,
 Inc. (c)(e):
  0%, 6/30/07  Caa  13,870,000  8,668,750
  0%, 11/1/07  Caa  6,460,000  3,585,300
USA Mobile Communications,
 Inc. II:
  9 1/2%, 2/1/04 B2  3,970,000  3,831,050
  14%, 11/1/04 B2  3,350,000  3,701,750
  129,904,225
ELECTRIC UTILITY - 0.2%
AES Corp. 8 3/8%, 8/15/07 Ba1  4,375,000  4,364,063
TELEPHONE SERVICES - 4.5%
American Communications
 Services, Inc. 0%, 4/1/06 (c) -  1,580,000  1,212,650
GST Equipment Funding, Inc.
 13 1/4%, 5/1/07 -  4,960,000  5,654,400
GST Telecommunications, Inc.
 12 3/4%, 11/15/07 -  11,240,000  11,745,800
GST USA, Inc.
 0%, 12/15/05 (c) -  8,080,000  6,181,200
Hyperion Telecommunications,
 Inc., Series B:
  0%, 4/15/03 (c) B  14,340,000  10,396,500
  12 1/4%, 9/1/04 B  7,455,000  8,181,863
McLeodUSA, Inc.
 0%, 3/1/07 (c) B3  14,940,000  10,775,475
Netia Holdings BV
 10 1/4%, 11/1/07 (e) B3  4,330,000  4,156,800
NEXTLINK Communications, Inc.
 9 5/8%, 10/1/07 B3  7,610,000  7,838,300
Optel Communications Corp.
 15%, 12/29/04 (f) -  12,000,000  11,240,624
Telegroup, Inc. 0%,
 11/1/04 (c)(e) -  1,940,000  1,508,350
Winstar Communications, Inc.:
 0%, 10/15/05 (c) Caa  9,080,000  7,127,800
 14 1/2%, 10/15/05 Caa  13,220,000  17,450,400
Winstar Equipment
 12 1/2%, 3/15/04 B3  160,000  179,600
  103,649,762
TOTAL UTILITIES   237,918,050
TOTAL NONCONVERTIBLE BONDS   1,591,525,432
TOTAL CORPORATE BONDS
 (Cost $1,562,354,035)   1,592,130,232
COMMERCIAL MORTGAGE SECURITIES - 0.0%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00
 (Cost $130,910) (e)(g) - $ 1,350,000 $ 266,760
COMMON STOCKS - 5.9%
 SHARES
AEROSPACE & DEFENSE - 0.3%
Wyman-Gordon Co. (a)   300,000  5,887,500
BASIC INDUSTRIES - 0.2%
CHEMICALS & PLASTICS - 0.0%
Sterling Chemical Holdings
 warrants 8/15/08 (a)  340  10,200
IRON & STEEL - 0.0%
Republic Engineered Steels, Inc. (a)   67,500  151,875
PACKAGING & CONTAINERS - 0.2%
Gaylord Container Corp. Class A (a)  887,000  5,100,250
TOTAL BASIC INDUSTRIES   5,262,325
DURABLES - 0.2%
CONSUMER DURABLES - 0.1%
Samsonite Corp. (a)  100,000  3,162,500
TEXTILES & APPAREL - 0.1%
Arena Brands Holdings Corp. Class B (a)  48,889  1,974,630
Hat Brands, Inc. (a)(f)(h)  340,000  -
  1,974,630
TOTAL DURABLES   5,137,130
ENERGY - 0.6%
OIL & GAS - 0.6%
Harcor Energy, Inc.
 warrants 7/24/00 (a)  330,000  82,500
Harcor Energy, Inc. (a)  694,000  1,149,438
Ocean Energy, Inc. (a)  266,700  13,151,644
  14,383,582
FINANCE - 0.0%
CREDIT & OTHER FINANCE - 0.0%
Olympic Financial Ltd.
 warrants 3/15/07 (a)  498  7,470
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (e)  3,000  329,250
TOTAL FINANCE   336,720
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Imagyn Medical Technologies, Inc.   110,000  271,563
Wright Medical Technology, Inc.
 warrants 6/30/03 (a)  3,212  321,200
  592,763
MEDICAL FACILITIES MANAGEMENT - 0.2%
Integrated Health Services, Inc.   137,400  4,285,163
TOTAL HEALTH   4,877,926
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
POLLUTION CONTROL - 0.2%
Allied Waste Industries, Inc. (a)   182,300  4,249,869

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 2.4%
BROADCASTING - 0.8%
Adelphia Communications Class A (a)  88,200 $ 1,631,700
Benedek Communications Corp.
 warrants 7/1/00 (a)  57,600  86,400
CS Wireless Systems, Inc. (a)(e)  3,514  -
Orion Network Systems, Inc. (a)   337,000  5,771,125
Orion Network Systems, Inc.
 warrants 1/15/07 (a)  51,515  577,835
Teletrac Holdings, Inc.
 warrants 8/1/07 (a)  9,820  540,100
UIH Australia/Pacific, Inc.
 warrants 5/15/06 (a)  26,805  321,660
United International Holdings, Inc.
 Class A (a)  806,500  9,274,750
  18,203,570
ENTERTAINMENT - 1.0%
Live Entertainment, Inc. (a)(f):
 $2.00 warrants 3/28/98   232,000  -
 $2.72 warrants 3/28/98   221,765  -
Viacom, Inc. Class B (non-vtg.) (a)  577,800  23,942,592
  23,942,592
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc. (a)(e):
 Series I warrants 11/14/99   5,890  353,400    Series H warrants
11/15/04   10,250  1,742,500
  2,095,900
LODGING & GAMING - 0.4%
Bally Gaming International, Inc.
 warrants 7/29/98 (a)  90,000  67,500
Motels of America, Inc. (a)  3,000  75,000
Showboat, Inc.   337,300  9,908,188
  10,050,688
RESTAURANTS - 0.1%
Friendly Ice Cream Corp.  95,000  1,104,375
TOTAL MEDIA & LEISURE   55,397,125
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Renaissance Cosmetics, Inc.
 warrants 8/31/06 (a)(e)  12,750  130
TOBACCO - 0.0%
North Atlantic Trading, Inc.
 warrants 6/15/07 (a)  210  -
TOTAL NONDURABLES   130
RETAIL & WHOLESALE - 0.2%
APPAREL STORES - 0.1%
Lamonts Apparel, Inc. (a)   35,870  2,243
Lamonts Apparel, Inc.
 warrants 6/10/99 (a)  66,214  -
Mothers Work (a)(h)  264,100  2,079,788
  2,082,031
GROCERY STORES - 0.1%
Food 4 Less Holdings, Inc.
 warrants 12/31/02 (a)(f)  155,047  2,131,896
TOTAL RETAIL & WHOLESALE   4,213,927
SERVICES - 0.6%
LEASING & RENTAL - 0.1%
Hollywood Entertainment Corp. (a)   307,600  3,268,250
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
PRINTING - 0.3%
Big Flower Holdings, Inc. (a)  232,300 $ 5,604,238
SERVICES - 0.2%
Protection One, Inc.
 warrants 6/30/05 (a)  74,560  969,280
Protection One, Inc.   221,700  2,507,981
Vestar/LPA Investment Corp. (a)   5,177  150,133
  3,627,394
TOTAL SERVICES   12,499,882
UTILITIES - 1.0%
CELLULAR - 0.6%
CellNet Data Systems, Inc.
 warrants 10/1/07 (a)(e)  18,000  360,000
McCaw International Ltd.
 warrants 4/15/07 (a)(e)  36,915  92,288
Microcell Telecommunications, Inc.
 warrants 6/1/06 (a)(e)  103,480  1,433,198
Millicom International Cellular SA (a)  50,000  1,881,250
Pagemart Wireless, Inc. Class A (a)  1,065,900  8,393,963
Powertel, Inc. warrants 2/1/06 (a)  56,448  508,032
Telesystem International Wireless,
 Inc. (sub-vtg.) (a)  72,600  1,041,097
  13,709,828
TELEPHONE SERVICES - 0.4%
GST Telecommunications, Inc. (a)   200,000  2,470,000
Hyperion Telecommunications, Inc.
 warrants 4/15/01 (a)(e)  12,560  753,600
MCI Communications Corp.   100,000  4,281,250
Optel Communications warrants
 12/29/04 (a)(f)  2,559,515  759,408
RSL Communications Ltd./RSL
 Communications PLC
 warrants 11/15/06 (a)  9,700  892,400
  9,156,658
TOTAL UTILITIES   22,866,486
TOTAL COMMON STOCKS
 (Cost $118,483,739)   135,112,602
PREFERRED STOCKS - 17.3%
CONVERTIBLE PREFERRED STOCKS - 0.9%
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.4%
Benedek Communications Corp. 15% (a)  66,928  8,667,176
LODGING & GAMING - 0.5%
Host Marriott Financial Trust
 $3.375 QUIPS (e)  201,200  12,046,850
   20,714,026
NONCONVERTIBLE PREFERRED STOCKS - 16.4%
ENERGY - 0.2%
OIL & GAS - 0.2%
Clark USA, Inc. 11 1/2%,
 pay-in-kind (e)  4,348  4,608,880

 SHARES VALUE (NOTE 1)
FINANCE - 0.5%
INSURANCE- 0.5%
American Annuity Group Capital
 Trust II 8 3/4%  8,910 $ 9,625,001
SIG Capital Trust I 9 1/2%  2,460  2,588,432
  12,213,433
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8% (f)  1,589  1,235,114
MEDIA & LEISURE - 7.4%
BROADCASTING - 7.1%
Adelphia Communications Corp. $13  43,500  5,154,750
American Radio Systems Corp.
 11 3/8%, pay-in-kind  133,856  14,991,872
Cablevision Systems Corp.:
 11 1/8%, depositary shares pay-in-kind 210,970  24,367,035
 Series H, $11.75, pay-in-kind  166,817  19,767,815
Capstar Broadcasting Partners, Inc.
 12%, pay-in-kind  37,934  4,120,581
Chancellor Media Corp.:
 12%, pay-in-kind (e)  73,629  8,393,706
 Series A, $12.25 (a)  64,300  8,873,400
Citadel Brodcasting Co. 13 1/4%,
 pay-in-kind (e)  89,503  10,248,094
Granite Broadcasting Corp. 12 3/4%,
 pay-in-kind  7,912  8,782,320
SFX Broadcasting, Inc. 12 5/8%  10,583  1,211,754
Time Warner, Inc., Series M,
 10 1/4%, pay-in-kind  50,316  56,479,710
  162,391,037
PUBLISHING - 0.3%
Primedia, Inc.:
 Series B, $11.625, pay-in-kind  69,893  7,461,078
 Series D, $10  5,400  564,300
  8,025,378
TOTAL MEDIA & LEISURE   170,416,415
NONDURABLES - 0.6%
HOUSEHOLD PRODUCTS - 0.3%
Renaissance Cosmetics, Inc.
 14%, pay-in-kind  15,175  7,587,500
TOBACCO - 0.3%
North Atlantic Trading, Inc.
 12%, pay-in-kind  222,212  6,001,668
TOTAL NONDURABLES   13,589,168
SERVICES - 0.2%
PRINTING - 0.2%
Big Flower Trust I $3.00 QUIPS (e)  72,500  3,724,688
TECHNOLOGY - 1.7%
COMMUNICATIONS EQUIPMENT - 1.7%
Intermedia Communications, Inc.
 13 1/2%, pay-in-kind  31,856  39,023,600
UTILITIES - 5.7%
CELLULAR - 1.3%
Nextel Communications, Inc., Series D,
 13%, pay-in-kind  25,503  29,073,420
TELEPHONE SERVICES - 4.4%
American Communications Services,
 Inc. 12 3/4%, pay-in-kind (e)  13,495  13,596,213
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
Hyperion Telecommunications, Inc.
 12 7/8%, pay-in-kind (Reg.)  15,835 $ 15,953,763
ICG Holdings, Inc. 14 1/4%,
 pay-in-kind  13,815  16,198,088
NEXTLINK Communications, Inc.
 14%, pay-in-kind  693,057  43,316,063
Winstar Communications, Inc.
 14 1/2% (a)(e)  11,698  12,224,410
  101,288,537
TOTAL UTILITIES   130,361,957
TOTAL NONCONVERTIBLE PREFERRED STOCKS   375,173,255
TOTAL PREFERRED STOCKS
 (Cost $362,843,296)   395,887,281
CASH EQUIVALENTS - 7.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 6.40%, dated
 12/31/97 due 1/2/98  $ 163,515,118  163,457,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,207,268,980)  $ 2,286,853,875
SECURITY TYPE ABBREVIATIONS
QUIPS - Quarterly Income Preferred
 Securities
LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $387,016,332 or 16.6% of net assets.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
  ACQUISITION ACQUISITION COST
SECURITY DATE
Ampex Corp. 8%  2/16/95 $ 834,225
Food 4 Less Holdings,  12/30/92 $ 229,281
 Inc. warrants 12/31/02 to 5/17/93
Hat Brands, Inc.  2/22/94 $ 340,000
Live Entertainment, Inc.:
  $2.00 warrants 3/28/98 3/23/93 $ 220,717
  $2.72 warrants 3/28/98 3/23/93 $ 131,863
Optel Communications Corp.
 15%, 12/29/04  12/31/97 $ 11,240,640
Optel Communications warrants
 12/29/04  12/31/97 $ 759,408
(g) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(h) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Hat Brands, Inc.  $ - $ - $ - $ -
Mothers Work   421,250  -  -  2,079,788
Totals  $ 421,250 $ - $ - $ 2,079,788
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,678,301,794 and $2,118,888,634, respectively, of which U.S. government and government agency obligations aggregated $49,578,125 and $97,601,563, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $13,664 for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB 0.0%
Ba 5.5% BB 7.2%
B 49.9% B 51.1%
Caa 7.6% CCC 5.7%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 4.3%. FMR has determined that unrated debt securities that are lower quality account for 4.3% of the total value of investment in securities. INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $2,207,529,405. Net unrealized appreciation aggregated $79,324,470, of which $126,174,483 related to appreciated investment securities and $46,850,013 related to depreciated investment securities.
The fund hereby designates approximately $41,373,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997


ASSETS

INVESTMENT IN SECURITIES, AT                                                                     $ 2,286,853,875
VALUE (INCLUDING REPURCHASE AGREEMENTS OF $163,457,000) (COST $2,207,268,980) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                              879

RECEIVABLE FOR FUND SHARES SOLD                                                                   16,340,634

DIVIDENDS                                                                                         4,751,166

INTEREST RECEIVABLE                                                                               34,636,386

OTHER RECEIVABLES                                                                                 636,474

 TOTAL ASSETS                                                                                     2,343,219,414

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                  $ 8,360,735

PAYABLE FOR FUND SHARES REDEEMED                                                    1,051,802

ACCRUED MANAGEMENT FEE                                                              1,118,382

OTHER PAYABLES AND ACCRUED EXPENSES                                                 253,551

 TOTAL LIABILITIES                                                                                10,784,470

NET ASSETS                                                                                       $ 2,332,434,944

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                  $ 1,970,299,749

UNDISTRIBUTED NET INVESTMENT INCOME                                                               171,323,283

ACCUMULATED UNDISTRIBUTED                                                                         111,227,017
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                         79,584,895

NET ASSETS                                                                                       $ 2,332,434,944


INITIAL CLASS:                                       $13.58
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER SHARE
 ($2,329,516,442 (DIVIDED BY) 171,543,403
SHARES)

SERVICE CLASS:                                       $13.57
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE
 ($2,918,502 (DIVIDED BY) 215,034
 SHARES)

STATEMENT OF OPERATIONS
 YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME                                                                 $ 35,690,559
DIVIDENDS

INTEREST                                                                           150,119,840

 TOTAL INCOME                                                                      185,810,399

EXPENSES

MANAGEMENT FEE                                                     $ 11,403,916

TRANSFER AGENT FEES                                                 1,407,745

DISTRIBUTION FEES - SERVICE CLASS                                   147

ACCOUNTING FEES AND EXPENSES                                        812,930

NON-INTERESTED TRUSTEES' COMPENSATION                               7,719

CUSTODIAN FEES AND EXPENSES                                         67,944

REGISTRATION FEES                                                   2,989

AUDIT                                                               47,809

LEGAL                                                               15,404

MISCELLANEOUS                                                       77,638

 TOTAL EXPENSES BEFORE REDUCTIONS                                   13,844,241

 EXPENSE REDUCTIONS                                                 (70,916        13,773,325
                                                                   )

NET INVESTMENT INCOME                                                              172,037,074

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              112,724,521

 FOREIGN CURRENCY TRANSACTIONS                                      355            112,724,876

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              28,621,295

 ASSETS AND LIABILITIES IN                                          16             28,621,311
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    141,346,187

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 313,383,261

OTHER INFORMATION                                                                 $ 57,264
 EXPENSE REDUCTIONS
  DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                13,652

                                                                                  $ 70,916


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1997           1996

OPERATIONS          $ 172,037,074     $ 113,508,707
NET
INVESTMENT
INCOME

 NET REALIZED        112,724,876       15,837,127
GAIN (LOSS)

 CHANGE IN NET       28,621,311        35,065,622
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE        313,383,261       164,411,456
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO     (116,015,279)     (81,893,762)
SHAREHOLDERS
FROM NET
INVESTMENT
INCOME

 FROM NET            (14,338,900)      (16,022,693)
REALIZED GAIN

 TOTAL               (130,354,179)     (97,916,455)
DISTRIBUTIONS

SHARE                560,584,056       482,327,247
TRANSACTIONS
- NET
INCREASE
(DECREASE)

  TOTAL              743,613,138       548,822,248
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF        1,588,821,806     1,039,999,558
PERIOD

 END OF PERIOD      $ 2,332,434,944   $ 1,588,821,806
(INCLUDING
UNDISTRIBUTE
D NET
INVESTMENT
INCOME OF
$171,323,28
3 AND
$113,174,12
1,
RESPECTIVELY
)


OTHER INFORMATION:

      YEAR ENDED DECEMBER 31, 1997             YEAR ENDED DECEMBER 31, 1996

      SHARES                         DOLLARS   SHARES                         DOLLARS



SHARE                99,919,218     $ 1,254,908,724    89,104,560     $ 1,058,212,273
TRANSACTIONS
INITIAL CLASS
 SOLD

  REINVESTED         11,056,288      130,354,179       8,680,536       97,916,455

  REDEEMED           (66,317,508)    (827,580,626)     (57,202,172)    (673,801,481)

  NET INCREASE       44,657,998     $ 557,682,277      40,582,924     $ 482,327,247
(DECREASE)

 SERVICE             215,034        $ 2,901,779        -              $ -
CLASS A
 SOLD

  REINVESTED         -               -                 -               -

  REDEEMED           -               -                 -               -

  NET INCREASE       215,034        $ 2,901,779        -              $ -
(DECREASE)

DISTRIBUTIONS

 INITIAL CLASS -                    $ 116,015,279                     $ 81,893,762
NET
INVESTMENT
INCOME

 INITIAL CLASS -                     14,338,900                        16,022,693
NET REALIZED
GAIN

 TOTAL                              $ 130,354,179                     $ 97,916,455

 SERVICE CLASS                       -                                 -
- NET
INVESTMENT
INCOME

 SERVICE CLASS                       -                                 -
- NET REALIZED
GAIN

 TOTAL                              $ -                               $ -

                                    $ 130,354,179                     $ 97,916,455



1. SERVICE CLASS COMMENCED SALE OF SHARES NOVEMBER 3, 1997.



FINANCIAL HIGHLIGHTS - INITIAL CLASS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1997                       1996   1995   1994   1993


NET ASSET VALUE,    $ 12.520      $ 12.050      $ 10.750      $ 11.990    $ 10.820
BEGINNING OF
PERIOD

INCOME FROM          1.124 E       .927          .856          .770        .728
INVESTMENT
OPERATIONS
NET
INVESTMENT
INCOME

 NET REALIZED        .936          .643          1.224         (.910)      1.332
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM          2.060         1.570         2.080         (.140)      2.060
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIONS

 FROM NET            (.890)        (.920)        (.780)        (.730)      (.794)
INVESTMENT
INCOME

 IN EXCESS OF        -             -             -             -           (.036)
NET INVESTMENT
INCOME

 FROM NET            (.110)        (.180)        -             (.370)      (.060)
REALIZED GAIN

 TOTAL               (1.000)       (1.100)       (.780)        (1.100)     (.890)
DISTRIBUTIONS

NET ASSET VALUE,    $ 13.580      $ 12.520      $ 12.050      $ 10.750    $ 11.990
END OF PERIOD

TOTAL                17.67%        14.03%        20.72%        (1.64)%     20.40%
RETURN B, C

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END     $ 2,329,516   $ 1,588,822   $ 1,040,000   $ 569,417   $ 463,931
OF PERIOD (000
OMITTED)

RATIO OF             .71%          .71%          .71%          .71%        .64% F
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF NET         8.88%         9.09%         9.32%         8.75%       8.69%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO            118%          123%          132%          122%        155%
TURNOVER RATE

AVERAGE             $ .0389       $ .0370
COMMISSION
RATE G


FINANCIAL HIGHLIGHTS - SERVICE CLASS
                          YEAR ENDED
                          DECEMBER 31,

SELECTED PER-SHARE DATA   1997 D

NET ASSET VALUE,    $ 13.380
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET                 .203 E
INVESTMENT
INCOME

 NET REALIZED        (.013)
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM          .190
INVESTMENT
OPERATIONS

NET ASSET VALUE,    $ 13.570
END OF PERIOD

TOTAL                1.42%
RETURN B, C

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END     $ 2,919
OF PERIOD (000
OMITTED)

RATIO OF             .81% A
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF             .80% A,
EXPENSES TO         H
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET         10.75% A
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO            118%
TURNOVER RATE

AVERAGE             $ .0389
COMMISSION
RATE G

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED
AND DO NOT REFLECT CHARGES
ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT.
INCLUSION OF THESE CHARGES WOULD
REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS).
D FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF
SERVICE CLASS SHARES) TO
DECEMBER 31, 1997.
E NET INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS' EXPENSES
DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE BEEN
HIGHER.
G FOR FISCAL YEARS BEGINNING ON OR
AFTER SEPTEMBER 1, 1995, A FUND
IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY
DIFFER.
H FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares; the fund's original class of shares (Initial Class shares) and Service Class shares. The fund commenced sale of Service Class shares on November 3, 1997. Both classes of shares have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is in an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established
2. OPERATING POLICIES - CONTINUED
FOREIGN CURRENCY CONTRACTS - CONTINUED
at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $15,367,042 or 0.7% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.
For the period, Service Class paid FDC $147, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, FMR or FDC informed the fund that payments made to third parties under the Plans amounted to $854,029 and $253 for the Initial Class and Service Class, respectively.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees for the fund were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to reduce a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 15% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owners of 10% or more of the total outstanding shares of the fund, totaling 58%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
8. ASSET TRANSFER INFORMATION
On March 14, 1997, the fund accepted assets from Nationwide Life Insurance Co. with a value of $91,391,383 in exchange for 7,733,642 shares (valued at $11.82 per share).
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of High Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: High Income Portfolio, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights of the Initial Class and Service Class for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: High Income Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of the Initial Class and Service Class for each of the periods indicated therein, in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 5, 1998
DISTRIBUTIONS


The Board of Trustees of High Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

INITIAL CLASS
Pay Date  2/7/97  2/6/98
Record Date  2/7/97  2/6/98
Dividends  $.89  $.96
Short-Term
Capital Gains  $.06  $.39
Long-Term
Capital Gains  $.05  $.22
Long-Term
Capital Gain Breakdown:
 28% rate  100%  34.18%
 20% rate  -  65.82%


SERVICE CLASS
Pay Date    2/6/98
Record Date    2/6/98
Dividends    $.96
Short-Term
Capital Gains    $.39
Long-Term
Capital Gains    $.22
Long-Term
Capital Gain Breakdown:
 28% rate    34.18%
 20% rate    65.82%




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional
 Operations Co., Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY









(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: ASSET MANAGER PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



MARKET ENVIRONMENT                  3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                         DURING THE LAST YEAR.

PERFORMANCE                         4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           5    THE MANAGERS' REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         7    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                         MARKET VALUES.

FINANCIAL STATEMENTS                20   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               23   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   26   THE AUDITORS' OPINION.

DISTRIBUTIONS                       27



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. MARKET ENVIRONMENT


Despite an infectious currency crisis that erupted in Southeast Asia in October, most stock and bond markets around the globe posted another year of positive returns. Sustained corporate earnings growth, low interest-rate levels and an overall lack of inflationary concern provided a favorable investing backdrop. The U.S. and European stock markets continued to perform well, with U.S. stocks posting their third consecutive year of strong results. The problems in Southeast Asia, though, reverberated throughout the world, with investors becoming increasingly concerned toward the end of the period regarding the sustainability of corporate earnings. The U.S. bond market enjoyed a nice run in 1997.
U.S. STOCK MARKETS
The U.S. stock market went through many phases during 1997. Entering the year, the market was still being dominated by an extremely narrow contingent of well-known, large-capitalization stocks. In fact, much of the Standard & Poor's 500 Index 12-month gain of 33.36% came from these bigger stocks. Stock prices soared to historic highs and the Dow Jones Industrial Average hurtled past the 8000-point mark in August. But, investors became increasingly concerned about the market's ability to sustain its lofty performance levels. In mid-August, several large multinationals - companies that derive a significant portion of their revenues from overseas operations - justified these concerns by announcing earnings disappointments. These announcements triggered a slowdown among larger-cap stocks, while smaller- and medium-sized stocks gained momentum. From August through December, the S&P MidCap 400 Index - a measure of mid-sized stock performance - returned 6.50%, while the S&P 500 returned 2.43%.
In late October, economic turmoil shook Southeast Asia. Since this region accounts for a significant portion of world economic growth, shock tremors rippled through developed markets such as those in the U.S. and Europe, as well as emerging-market nations in Eastern Europe and Latin America. In New York, the uncertainty was punctuated by a 554-point drop in the Dow one day and a 337-point recovery the next. In terms of industry groups, moderate economic growth coupled with nonexistent inflation translated into near nirvana for the finance sector. Banks and brokerages demonstrated their ability to sustain impressive earnings growth as borrowing demand remained high and cash flows were healthy. Consolidation in the form of merger and acquisition activity also brought positive results to the group. Due to strong oil exploration and production demand, the energy service sector also fared nicely. Demand for offshore drilling, in particular, was very high and the industry enjoyed favorable pricing trends. Technology stocks were a mixed bag in 1997, with the group experiencing a decent rally through the first half of the year. The second-half Asian crisis, however, proved particularly harmful to many technology companies with Asian business ties. With Asia accounting for a considerable amount of the world's technology production, the region's economic troubles were far-reaching. Going into 1998, many money managers - sensing an economic slowdown due to Asia - were concentrating on stocks that were less cyclical, or economically sensitive.
FOREIGN STOCK MARKETS
Stock markets around the world reacted differently in 1997. Europe - bolstered by continued economic reform and a convergence in monetary policy - posted strong overall returns as Finland, Italy, Spain, Switzerland and the United Kingdom led the way. The Morgan Stanley Capital International (MSCI) Europe Index returned 24.17% during the period. In contrast, the MSCI EAFE Index, which measures the performance of Europe, Australasia and the Far East, reflected the problems brought on by the Asian crisis. The MSCI EAFE returned 2.01% for the period. Japan and Hong Kong were two noteworthy laggards, as economic recovery in Japan trudged along and Hong Kong felt the brunt of Asia's woes. Emerging market equity performance was solid through the first half of the period, but trailed off some in the second. Uncertainty in Asia and South Korea made some investors question the well-being of other pivotal emerging-market nations such as Russia, which proved particularly vulnerable to the Asian dilemma.
U.S. BOND MARKETS
Bonds benefited from low interest rates - which in turn drove prices upward - as well as a distinct lack of inflation indicators. The Lehman Brothers Aggregate Bond Index - a measure of the U.S. taxable bond market - returned 9.65% during the year. The Federal Reserve Board's raising of a key short-term interest rate in March proved to be one of the few obstacles to the bond market. Bonds rallied from April through mid-September, buoyed in large part by encouraging economic data and the Fed's reluctance to raise rates further. Additionally, while the Asian crisis brought some equity markets to their knees, many bond markets welcomed wary stock investors in search of lower volatility. Interest rates reached attractive levels, with the yield on the 30-year Treasury bond going below the 6% mark in November. Corporate bonds performed reasonably well due to continued economic growth and high demand for yield. Mortgage-backed bonds also fared relatively well, in spite of increased refinancing activity due to the lower rates.
FOREIGN BOND MARKETS
While low inflation and steady growth boosted the U.S. bond market, results were varied on the international front. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 0.23% for the 12 months that ended December 31, 1997. In Europe, countries continued to make progress in the drive toward meeting European Monetary Union requirements. But a strong dollar relative to many currencies eroded gains for U.S.-based investors. Japan - one of the more significant components of the Salomon Brothers index - continued to struggle as economic reform continued to develop slowly. The often-volatile world of emerging-market debt also had mixed results, as Asian concerns trickled into these regions. Brazil and Argentina performed well, while Ecuador stumbled due to political uncertainty. Nevertheless, The J.P. Morgan Emerging Markets Bond Index still managed to return 16.15% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1997                         YEAR     YEARS    FUND

VIP II: ASSET MANAGER - "INITIAL CLASS"   20.65%   12.98%   12.73%

S&P 500 (REGISTERED TRADEMARK)            33.36%   20.27%   16.25%

FIDELITY COMPOSITE                        20.77%   12.46%   N/A

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
You can compare the fund's returns to those of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it
will do tomorrow. The stock market, for example, has a
history of long-term growth and short-term volatility. In
turn, the share price and return of a fund that invests
in stocks will vary. That means if you sell your shares
during a market downturn, you might lose money.
But if you can ride out the market's ups and downs,
you may have a gain.
3
You can also compare the fund's returns to the Fidelity Composite Index, a hypothetical combination of unmanaged indices.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 6, 1989.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971231 19980127 114143 S00000000000001
             VIP II Asset Manager        S&P 500
FID Composite
             00156                       SP001
F0001
  1989/09/30      10000.00                    10000.00
   10000.00
  1989/10/31      10020.02                     9768.00
   10056.80
  1989/11/30      10060.06                     9967.27
   10176.58
  1989/12/31      10091.09                    10206.48
   10276.51
  1990/01/31       9868.42                     9521.63
   10028.74
  1990/02/28       9969.64                     9644.46
   10092.83
  1990/03/31      10050.61                     9900.03
   10192.14
  1990/04/30       9919.03                     9652.53
   10098.07
  1990/05/31      10425.10                    10593.65
   10527.54
  1990/06/30      10506.07                    10521.62
   10593.12
  1990/07/31      10485.83                    10487.95
   10657.74
  1990/08/31      10141.70                     9539.84
   10328.10
  1990/09/30       9929.15                     9075.25
   10235.77
  1990/10/31       9979.76                     9036.22
   10309.16
  1990/11/30      10465.59                     9619.96
   10618.33
  1990/12/31      10769.23                     9888.36
   10792.26
  1991/01/31      11284.56                    10319.49
   10998.06
  1991/02/28      11726.26                    11057.34
   11273.46
  1991/03/31      11915.56                    11324.93
   11395.89
  1991/04/30      12094.35                    11352.11
   11470.64
  1991/05/31      12367.79                    11842.52
   11652.80
  1991/06/30      12146.94                    11300.13
   11501.78
  1991/07/31      12451.92                    11826.72
   11732.96
  1991/08/31      12704.33                    12107.01
   11941.81
  1991/09/30      12777.94                    11904.82
   11998.53
  1991/10/31      12862.08                    12064.35
   12105.32
  1991/11/30      12651.74                    11578.15
   12021.91
  1991/12/31      13198.62                    12902.69
   12614.23
  1992/01/31      13366.89                    12662.70
   12476.36
  1992/02/29      13626.47                    12827.32
   12556.08
  1992/03/31      13593.27                    12577.19
   12465.30
  1992/04/30      13792.52                    12946.96
   12618.63
  1992/05/31      13936.42                    13010.40
   12742.54
  1992/06/30      13925.35                    12816.54
   12748.15
  1992/07/31      14157.81                    13340.74
   13094.39
  1992/08/31      14113.53                    13067.25
   13044.11
  1992/09/30      14202.09                    13221.45
   13188.37
  1992/10/31      14224.22                    13267.72
   13135.88
  1992/11/30      14534.17                    13720.15
   13311.12
  1992/12/31      14744.49                    13888.91
   13474.31
  1993/01/31      15010.15                    14005.57
   13642.74
  1993/02/28      15150.92                    14196.05
   13832.92
  1993/03/31      15579.83                    14495.59
   13974.84
  1993/04/30      15672.57                    14144.79
   13889.88
  1993/05/31      15939.19                    14523.87
   14039.05
  1993/06/30      16066.70                    14565.99
   14188.15
  1993/07/31      16263.77                    14507.73
   14206.31
  1993/08/31      16739.04                    15057.57
   14555.79
  1993/09/30      16750.64                    14941.63
   14540.94
  1993/10/31      17202.73                    15250.92
   14690.42
  1993/11/30      17179.54                    15106.04
   14577.30
  1993/12/31      17875.07                    15288.82
   14678.18
  1994/01/31      18443.09                    15808.64
   14966.46
  1994/02/28      17857.33                    15380.23
   14682.69
  1994/03/31      17017.99                    14709.65
   14303.29
  1994/04/30      17030.15                    14897.93
   14340.48
  1994/05/31      17176.13                    15142.26
   14437.14
  1994/06/30      16847.69                    14771.27
   14292.76
  1994/07/31      17139.63                    15255.77
   14594.63
  1994/08/31      17541.06                    15881.26
   14845.95
  1994/09/30      17334.15                    15492.17
   14628.31
  1994/10/31      17419.36                    15840.74
   14768.45
  1994/11/30      17163.73                    15263.82
   14553.89
  1994/12/31      16786.37                    15490.18
   14689.12
  1995/01/31      16676.82                    15891.84
   14963.69
  1995/02/28      16946.97                    16511.15
   15337.61
  1995/03/31      17170.77                    16998.39
   15572.33
  1995/04/30      17444.31                    17498.99
   15852.32
  1995/05/31      17668.12                    18198.43
   16377.48
  1995/06/30      17817.32                    18621.18
   16596.81
  1995/07/31      18451.43                    19238.66
   16808.32
  1995/08/31      18675.24                    19286.95
   16918.98
  1995/09/30      18911.47                    20100.85
   17284.77
  1995/10/31      18662.80                    20029.09
   17383.15
  1995/11/30      19147.71                    20908.37
   17811.48
  1995/12/31      19632.62                    21311.07
   18066.96
  1996/01/31      20055.36                    22036.50
   18374.75
  1996/02/29      20001.35                    22240.77
   18307.28
  1996/03/31      20213.99                    22454.95
   18329.47
  1996/04/30      20426.62                    22785.94
   18405.65
  1996/05/31      20586.10                    23373.59
   18599.57
  1996/06/30      20772.16                    23462.64
   18738.02
  1996/07/31      20426.62                    22426.06
   18440.99
  1996/08/31      20466.49                    22899.03
   18597.29
  1996/09/30      21210.73                    24187.79
   19153.95
  1996/10/31      21755.62                    24854.88
   19550.66
  1996/11/30      22832.10                    26733.66
   20293.51
  1996/12/31      22499.85                    26204.07
   20066.55
  1997/01/31      23177.64                    27841.30
   20726.94
  1997/02/28      23377.96                    28059.58
   20837.00
  1997/03/31      22488.67                    26906.61
   20325.55
  1997/04/30      23257.38                    28512.93
   21062.97
  1997/05/31      24372.77                    30248.80
   21793.43
  1997/06/30      25020.90                    31603.95
   22394.49
  1997/07/31      26467.89                    34118.67
   23536.95
  1997/08/31      25744.40                    32207.35
   22807.77
  1997/09/30      26573.40                    33971.34
   23576.97
  1997/10/31      26136.29                    32836.70
   23330.35
  1997/11/30      26739.20                    34356.71
   23923.06
  1997/12/31      27146.17                    34946.61
   24235.37
IMATRL PRASUN   SHR__CHT 19971231 19980127 114146 R00000000000102
Let's say hypothetically that $10,000 was invested in VIP II: Asset Manager Portfolio on September 30, 1989, shortly after the fund started. By December 31, 1997, the value of the investment would have grown to $27,146 - a 171.46% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500, would have grown to $34,947 over the same period - a 249.47% increase on the initial investment.
You can also look at how the Fidelity Composite Index did over the same period. The composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (249.47%), Lehman Brothers Aggregate Bond Index (101.97%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (51.72%) - according to the fund's neutral mix,* assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,235 - a 142.35% increase.
* 50% STOCKS, 40% BONDS AND 10% SHORT-TERM INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40% AND 30%, RESPECTIVELY, PRIOR TO JUNE 1, 1992.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1997
                                        % OF FUND'S
                                        INVESTMENTS

AT&T CORP.                              1.9

FANNIE MAE                              1.7

INTERNATIONAL BUSINESS MACHINES CORP.   1.5

WAL-MART STORES, INC.                   1.5

AMERICAN INTERNATIONAL GROUP, INC.      1.4

TOP FIVE BOND ISSUERS AS OF DECEMBER 31, 1997
(WITH MATURITIES MORE THAN ONE YEAR)       % OF FUND'S
                                           INVESTMENTS

FANNIE MAE                                 4.9

U.S. TREASURY OBLIGATIONS                  3.5

FORD MOTOR CREDIT CO.                      0.7

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   0.5

AT&T CAPITAL CORP.                         0.4

ASSET ALLOCATION AS OF DECEMBER 31, 1997*
ROW: 1, COL: 1, VALUE: 10.3
ROW: 1, COL: 2, VALUE: 32.5
ROW: 1, COL: 3, VALUE: 57.2
STOCKS  57.2%
BONDS  32.5%
SHORT-TERM INVESTMENTS 10.3%
FOREIGN INVESTMENTS  4.7%
*
ASSET ALLOCATION IN THE PIE CHART REFLECTS THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE
FUND'S PROSPECTUS. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO
ACCOUNTING
STANDARDS AND WILL DIFFER FROM THE PIE CHART.
% OF FUND'S INVESTMENTS

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW




An interview with Richard Habermann (top left), Portfolio Manager of Asset Manager Portfolio; Steven Snider (top right), sub-manager for stocks; Charles Morrison (bottom left), sub-manager for bonds; John Todd (bottom right), sub-manager for short-term/money market instruments; and Fred Hoff, who assisted with the fund's high-yield investments. Steven Snider became sub-manager for stocks on October 1, 1997.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. The fund allocates its assets among stocks, bonds and short-term/money market instruments in an effort to provide competitive returns with restrained volatility relative to funds or indexes that invest only in stocks. The fund provided both during the period, benefiting from the performance of its investments in equities and high-yield bonds, as well as from its successful asset allocation moves during certain times in the period. Accordingly, the fund performed in line with the 20.77% return of the Fidelity Composite Index, a combination of unmanaged indices, during the 12 months that ended December 31, 1997. The composite index, as defined on the previous page, reflects the fund's neutral asset allocation mix, which comprises 50% stocks, 40% bonds and 10% short-term/money market instruments. The fund underperformed the 33.36% return for the Standard & Poor's 500 Index, which is made up exclusively of stocks, because the fund is diversified into other asset classes that didn't perform as well as equities.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD?
D.H. At the end of 1997, the fund's equity position stood at about 57%, more aggressive than the neutral mix the fund instituted at the beginning of the year. I pared back the equity portion from an even more aggressive position toward the end of the third quarter, increasing both the fund's bond and short-term/money market positions. At the end of the period, the fund held about 33% in bonds and about 10% in short-term/money market instruments. It's important to note that each of the fund's managers strive to manage risks within the portfolio. The shifts made in the fund's asset allocations are subtle. As a result, the volatility of the fund is significantly lower than it is for equity-only funds and the S&P 500 index.
Q. WHY DID YOU REDUCE THE FUND'S STOCK INVESTMENTS?
D.H. I became more cautious in late summer as the economic crisis in Asia started to unfold, influencing my decision to decrease the fund's equity position and marginally increase bonds. The fund was fairly aggressive during the first half of the year, investing as much as 65% of the fund's assets in equities. In response to some concerns I had related to the pace of earnings growth, I pared the equity weighting back in September, thus dampening the portfolio impact of the late-year weakness caused by financial problems in Southeast Asia. My concern that the Asian turmoil would dampen the growth prospects of many U.S. companies led me to maintain comparatively lower equity weightings through the fourth quarter.
Q. WHAT HAPPENED IN THE BOND MARKET?
D.H. Overall, bonds had a good year. During the first half of the year, the bond market struggled because of concerns that continued economic growth might lead to inflation. The fears heightened just before and after the Federal Reserve Board tried to head off inflation by raising the fed funds rate - the rate banks charge each other for overnight loans - from 5.25% to 5.50% at the end of March. Once the market received signs that economic growth was moderating and inflation continued to be almost non-existent, the bond market rallied. As it turned out, inflation was benign throughout the rest of the year. There were opportunities for the fund in the high-yield segment of the bond market as a lot of cash flow was going into that sector, and I'll ask Fred Hoff of Fidelity's High-Income Group - who assisted me with the fund's high-yield investments - to elaborate. F.H. The fund's high-yield investments - based on our strategy of using intensive credit research to find companies with promising cash flow growth - were, indeed, among the better-performing sectors of the fixed-income market this year. The fund was helped specifically during the period by its large holdings in the telecommunications and broadcasting industries, which benefited from significant merger activity as well as favorable new legislation that created growth opportunities.
Q. TURNING TO YOU, STEVEN, HOW DID YOU MANAGE THE STOCK PORTION OF THE
FUND?
S.S. I began managing the fund in October, after the reduction in the equity portion of the portfolio had already begun. Before that time, George Vanderheiden managed the stock portion. George used a fundamental, bottom-up approach to finding individual stocks. I manage the fund quite differently because I use quantitative models to help me pick stocks. This means that I also rely on computer models to sort through large amounts of quantitative information on companies - such as earnings, balance-sheet data, cash flows, liquidity, volatility and external factors - trying to find misvaluations, or stocks that are trading above or below their "fair value" in the marketplace. I evaluate the portfolio, along with the information the computers generate daily, and make an assessment about which stocks to hold, which to buy and which to sell.
Q. WHAT ARE THE MAJOR DIFFERENCES BETWEEN YOUR STRATEGY AND A FUNDAMENTAL APPROACH?
S.S. I think it's important to remember that both quantitative and fundamental approaches have a common rationale. In both cases, the portfolio manager analyzes data about a company to estimate a fair value for the stock. A manager using a fundamental stock-picking strategy - such as George Vanderheiden's - typically evaluates one stock at a time, using experience to assess its prospects and valuation. Our group's quantitative models instead allow me to monitor a large number of stocks simultaneously - currently over 3,000 - constantly calculating the value of each stock relative to the others. Finally, risk control is also a very important part of the quantitative discipline. Stock valuation is only the first part of the process, since I consider the risk characteristics of the entire portfolio when I review buy and sell candidates.
Q. CHARLIE, WHAT WAS YOUR STRATEGY FOR THE FUND'S BOND INVESTMENTS? C.M. I focused on two broad strategies in the bond portion of the fund during the year. First, I maintained an overweighted position - relative to the Lehman Brothers Aggregate Bond Index - in the corporate sector, focusing on securities with relatively short maturities. Corporate bonds were trading at historically low yields for much of the year. Owning short-maturity issues added yield to the fund, yet exposed the fund to less total-return risk in the event that corporate bonds began to underperform Treasury securities. My second broad strategy focused on the mortgage market, where I maintained an underweighted position in mortgage pass-through securities, and an overweighted exposure to commercial mortgage-backed securities, bonds backed by commercial real estate properties such as office buildings and retail malls.
Q. WHAT WAS THE ENVIRONMENT IN THE MORTGAGE MARKET?
C.M. The mortgage market, in general, had a strong year. A combination of lower issuance, relatively low interest-rate volatility and strong investor demand allowed mortgage pass-through securities to perform very well. The fund was underweighted in these securities during the period - a position that modestly hurt the fund, particularly in the first half of the year. However, as interest rates rallied for much of the second half of 1997, the fund's underweighting in pass-throughs, particularly in higher-coupon mortgages, helped performance. Market concerns over increased prepayment risk - the risk that homeowners refinance their current mortgages at lower rates - and a pick-up in interest-rate volatility contributed to the weaker market at year-end.
Q. JOHN, WHAT WAS THE BACKDROP FOR THE SHORT-TERM AND MONEY MARKET INSTRUMENTS LIKE DURING THE PERIOD?
J.T. The central theme was robust economic growth with no noticeable threat posed by inflation. While real gross domestic product grew at a rate approaching 4% in 1997 - a pace believed to be above the economy's capacity to expand without generating inflation - the Fed remained on the sidelines after its initial fed funds rate hike in March. In addition, the financial difficulties that arose in Asia in late summer could have a dampening effect on the U.S. economy because U.S. companies export a fair amount to the region. As a result, market participants expect the Fed to take a more balanced stance with respect to short-term interest rates.
Q. WHAT SORT OF STRATEGY DID YOU PURSUE?
J.T. At the end of the first quarter, prices in the market reflected the sentiment that the Fed would continue with a series of interest-rate increases that appeared to begin in March. I felt the market was jumping the gun and that the resulting yields offered by longer-term securities were particularly attractive. As a result, I extended my portion of the fund's average maturity to the low 70-day range. Moving into the summer, the markets reversed course, with prices and yields indicating that the Fed would hold off making any moves for the foreseeable future. So, I let my portion of the fund's maturity slip back to the low 60s. By the end of the year, some market observers were actually calling for the Fed to lower rates because of the risk of deflation from the intensifying competition posed by cheaper Asian goods.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. I'm cautiously optimistic. Despite high valuations, I think foreign investors will continue to come to the U.S. stock market because they are attracted by the strength of the dollar. And while it's difficult to predict short-term movements in the markets, investors may discover that investing in U.S. companies can generate competitive long-term returns compared to the rest of the world. I also think we will continue to see a low-inflation environment, which bodes well for the fixed-income markets. I expect earnings growth to slow from its pace last year, when stock prices rose at a higher rate than earnings in many cases. I think stock prices will keep pace with earnings growth in 1998. Overall, I would say it won't be a great year or a bad year - I think it will be an average year.



FUND FACTS
GOAL: maximum total return over the long term by
allocating assets among stocks, bonds and
short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of December 31, 1997, more than
$4.3 billion
MANAGER: Richard Habermann, since 1996;
joined Fidelity in 1968
3
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 55.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.9%
AEROSPACE & DEFENSE - 0.4%
United Technologies Corp.   253,700 $ 18,472,531
DEFENSE ELECTRONICS - 0.5%
Litton Industries, Inc. (a)  108,100  6,215,750
Raytheon Company:
 Class A  53,878  2,656,859
 Class B  247,000  12,473,500
  21,346,109
SHIP BUILDING & REPAIR - 0.0%
Avondale Industries, Inc. (a)  20,500  608,594
TOTAL AEROSPACE & DEFENSE   40,427,234
BASIC INDUSTRIES - 2.4%
CHEMICALS & PLASTICS - 1.7%
Dow Chemical Co.   295,800  30,023,700
Lubrizol Corp.   133,200  4,911,750
Millennium Chemicals, Inc.   379,000  8,930,188
Raychem Corp.   458,800  19,757,075
Union Carbide Corp.   223,200  9,583,650
  73,206,363
METALS & MINING - 0.1%
Aluminum Co. of America  101,400  7,136,025
PACKAGING & CONTAINERS - 0.6%
Owens-Illinois, Inc. (a)  655,300  24,860,444
TOTAL BASIC INDUSTRIES   105,202,832
CONSTRUCTION & REAL ESTATE - 0.7%
BUILDING MATERIALS - 0.0%
Vulcan Materials Co.   25,700  2,624,613
CONSTRUCTION - 0.7%
Centex Corp.   75,700  4,764,369
D.R. Horton, Inc.   189,224  3,287,767
Fleetwood Enterprises, Inc.   351,981  14,937,194
Kaufman & Broad Home Corp.   260,500  5,844,969
U.S. Home Corp. (a)  19,700  773,225
  29,607,524
TOTAL CONSTRUCTION & REAL ESTATE   32,232,137
DURABLES - 2.6%
AUTOS, TIRES, & ACCESSORIES - 2.4%
Cummins Engine Co., Inc.   121,200  7,158,375
Discount Auto Parts, Inc. (a)  44,600  852,975
Eaton Corp.   187,300  16,716,525
Federal-Mogul Corp.   60,200  2,438,100
Ford Motor Co.   363,900  17,717,381
General Motors Corp.   844,890  51,221,456
Goodyear Tire & Rubber Co.   59,700  3,798,413
Superior Industries International, Inc.   211,800  5,678,888
  105,582,113
TEXTILES & APPAREL - 0.2%
Arena Brands Holdings Corp.
 Class B (a)  8,445  341,094
Burlington Industries, Inc. (a)  291,900  4,031,869
Liz Claiborne, Inc.   87,800  3,671,138
  8,044,101
TOTAL DURABLES   113,626,214

 SHARES VALUE (NOTE 1)
ENERGY - 7.7%
ENERGY SERVICES - 1.1%
BJ Services Co. (a)  211,900 $ 15,243,556
ENSCO International, Inc.   339,100  11,359,850
McDermott International, Inc.   267,000  9,778,875
Tidewater, Inc.   220,400  12,149,550
  48,531,831
OIL & GAS - 6.6%
Atlantic Richfield Co.   525,700  42,121,713
British Petroleum PLC ADR  2,924  233,006
Burlington Resources, Inc.   614,530  27,538,626
Chevron Corp.   641,600  49,403,200
Enron Oil & Gas Co.   31,400  665,288
Kerr-McGee Corp.   67,700  4,286,256
Mobil Corp.   739,800  53,404,313
Occidental Petroleum Corp.   519,200  15,219,050
Royal Dutch Petroleum Co. Ord.   119,200  6,546,736
Royal Dutch Petroleum Co.   604,100  32,734,669
Texaco, Inc.   724,800  39,411,000
Tosco Corp.   545,700  20,634,281
Valero Energy Corp.   53,200  1,672,475
  293,870,613
TOTAL ENERGY   342,402,444
FINANCE - 15.9%
BANKS - 3.9%
BankAmerica Corp.   711,100  51,910,300
Bankers Trust New York Corp.   149,600  16,820,650
Chase Manhattan Corp.  442,400  48,442,800
Citicorp  153,900  19,458,731
First Union Corp.   387,506  19,859,683
Republic New York Corp.   122,600  13,999,388
  170,491,552
CLOSED END INVESTMENT COMPANY - 0.0%
First NIS Regional Fund (a)  114,100  1,882,650
CREDIT & OTHER FINANCE - 0.3%
First of America Bank Corp.   131,500  10,141,938
Green Tree Financial Corp.   102,800  2,692,075
  12,834,013
FEDERAL SPONSORED CREDIT - 2.8%
Freddie Mac  1,123,800  47,129,363
Fannie Mae  1,318,390  75,230,629
  122,359,992
INSURANCE - 8.0%
Allmerica Financial Corp.   114,900  5,737,819
Allstate Corp.   663,300  60,277,388
American International Group, Inc.   574,700  62,498,625
CIGNA Corp.   210,200  36,377,738
Conseco, Inc.   797,900  36,254,581
Financial Security Assurance
 Holdings Ltd.   37,300  1,799,725
General Re Corp.   60,100  12,741,200
Hartford Financial Services Group, Inc.   118,000  11,040,375
ING Groep NV sponsored ADR  4,145  175,385
Loews Corp.   89,300  9,476,963
MGIC Investment Corp.   300,800  20,003,200
Old Republic International Corp.   122,100  4,540,594
Orion Capital Corp.   40,800  1,894,650
PMI Group, Inc.   143,900  10,405,769
Provident Companies, Inc.   16,600  641,175
Reliastar Financial Corp.   79,870  3,289,646
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Torchmark Corp.   325,200 $ 13,678,725
Travelers Property Casualty Corp. Class A 61,400 2,701,600 Travelers Group, Inc. (The) 1,099,200 59,219,400
  352,754,558
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.   118,800  11,620,125
SECURITIES INDUSTRY - 0.6%
Lehman Brothers Holdings, Inc.   562,400  28,682,400
TOTAL FINANCE   700,625,290
HEALTH - 3.2%
DRUGS & PHARMACEUTICALS - 2.0%
Bristol-Myers Squibb Co.   80,300  7,598,388
Merck & Co., Inc.   92,700  9,849,375
Pfizer, Inc.   292,100  21,779,706
Schering-Plough Corp.   784,300  48,724,638
  87,952,107
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
Allegiance Corp.   13,180  467,066
Biomet, Inc.   223,500  5,727,188
Guidant Corp.   169,000  10,520,250
  16,714,504
MEDICAL FACILITIES MANAGEMENT - 0.8%
Coram Healthcare Corp. (a)  6,391  21,570
FPA Medical Management, Inc. (a)  296,200  5,516,725
Lincare Holdings, Inc. (a)  100,000  5,700,000
United HealthCare Corp.   350,100  17,395,594
Wellpoint Health Networks, Inc. (a)  150,000  6,337,500
  34,971,389
TOTAL HEALTH   139,638,000
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc.  216,300  6,516,038
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
ELECTRICAL EQUIPMENT - 0.5%
General Electric Co.   255,100  18,717,963
Grainger (W.W.), Inc.   21,100  2,050,656
Scientific-Atlanta, Inc.   128,600  2,154,050
  22,922,669
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Case Corp.   258,300  15,611,006
Caterpillar, Inc.   475,000  23,067,188
Ingersoll-Rand Co.   467,100  18,917,550
  57,595,744
POLLUTION CONTROL - 0.1%
Browning-Ferris Industries, Inc.   79,500  2,941,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   83,459,913
MEDIA & LEISURE - 0.4%
BROADCASTING - 0.1%
Orion Network Systems, Inc.
 warrants 1/15/07 (a)  860  11,180
Orion Network Systems, Inc.
 warrants 1/15/07 (a)  2,920  32,120
Tele-Communications, Inc.
 (TCI Ventures Group), Series A  130,356  3,690,704
  3,734,004

 SHARES VALUE (NOTE 1)
LODGING & GAMING - 0.0%
Bally Gaming International, Inc.
 warrants 7/29/98 (a)  38,400 $ 28,800
Fitzgeralds South, Inc.
 warrants 3/15/99 (a)(e)  420  -
Rio Hotel & Casino, Inc. (a)  20,600  432,600
  461,400
PUBLISHING - 0.1%
Cognizant Corp.   84,200  3,752,163
US WEST Media Group (a)  33,300  961,538
  4,713,701
RESTAURANTS - 0.2%
Brinker International, Inc. (a)  93,800  1,500,800
Papa John's International, Inc. (a)  23,600  823,050
Wendy's International, Inc.   218,900  5,267,281
  7,591,131
TOTAL MEDIA & LEISURE   16,500,236
NONDURABLES - 2.3%
BEVERAGES - 0.1%
Coors (Adolph) Co. Class B  106,800  3,551,100
PepsiCo, Inc.   32,100  1,169,644
  4,720,744
FOODS - 0.2%
Dean Foods Co.   116,200  6,913,900
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   34,500  1,000,500
TOBACCO - 2.0%
Philip Morris Companies, Inc.   1,310,400  59,377,500
RJR Nabisco Holdings Corp.   807,630  30,286,125
  89,663,625
TOTAL NONDURABLES   102,298,769
RETAIL & WHOLESALE - 5.2%
APPAREL STORES - 0.3%
Gap, Inc.   114,900  4,071,769
TJX Companies, Inc.   260,000  8,937,500
  13,009,269
GENERAL MERCHANDISE STORES - 1.8%
Federated Department Stores, Inc. (a)  311,300  13,405,356
Wal-Mart Stores, Inc.   1,634,300  64,452,706
  77,858,062
GROCERY STORES - 0.3%
Safeway, Inc. (a)  204,000  12,903,000
RETAIL & WHOLESALE, MISCELLANEOUS - 2.8%
Home Depot, Inc.   1,013,100  59,646,263
Lowe's Companies, Inc.   381,000  18,168,938
Officemax, Inc. (a)  404,500  5,764,125
Office Depot, Inc. (a)  127,400  3,049,638
Staples, Inc. (a)  169,000  4,689,750
Tandy Corp.   581,500  22,424,094
Toys "R" Us, Inc. (a)  338,600  10,644,738
  124,387,546
TOTAL RETAIL & WHOLESALE   228,157,877
SERVICES - 0.4%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   27,250  1,357,391
PRINTING - 0.0%
Donnelley (R.R.) & Sons Co.   24,800  923,800
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
SERVICES - 0.4%
Cendant Corp. (a)  513,667 $ 17,657,288
TOTAL SERVICES   19,938,479
TECHNOLOGY - 6.1%
COMMUNICATIONS EQUIPMENT - 0.6%
Globalstar Telecommunications Ltd.
 warrants 2/15/04 (a)  1,410  155,100
Lucent Technologies, Inc.   320,000  25,560,000
  25,715,100
COMPUTER SERVICES & SOFTWARE - 0.5%
Microsoft Corp. (a)  97,500  12,601,875
Paychex, Inc.   75,900  3,842,438
Policy Management Systems Corp. (a)  94,400  6,566,700
  23,011,013
COMPUTERS & OFFICE EQUIPMENT - 3.7%
Bay Networks, Inc. (a)  84,300  2,154,919
Compaq Computer Corp.   619,000  34,934,813
Digital Equipment Corp. (a)  296,300  10,963,100
Hewlett-Packard Co.   127,300  7,956,250
Ingram Micro, Inc. Class A (a)  25,600  745,600
International Business Machines Corp.   643,000  67,233,688
Quantum Corp. (a)  30,200  605,888
SCI Systems, Inc. (a)  587,100  25,575,544
Tech Data Corp. (a)  151,500  5,889,563
Xerox Corp.   101,400  7,484,588
  163,543,953
ELECTRONIC INSTRUMENTS - 0.0%
Applied Materials, Inc. (a)  39,600  1,192,950
ELECTRONICS - 1.3%
AMP, Inc.   392,400  16,480,800
Intel Corp.   180,100  12,652,025
Molex, Inc.   98,625  2,835,469
Solectron Corp. (a)  607,700  25,257,531
  57,225,825
TOTAL TECHNOLOGY   270,688,841
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 1.2%
AMR Corp. (a)   352,400  45,283,400
Northwest Airlines Corp. Class A (a)  33,000  1,579,875
US Airways Group, Inc.   84,500  5,281,250
  52,144,525
TRUCKING & FREIGHT - 0.0%
Roadway Express, Inc.  24,000  531,000
Yellow Corp. (a)  101,800  2,557,725
  3,088,725
TOTAL TRANSPORTATION   55,233,250
UTILITIES - 4.8%
CELLULAR - 0.7%
AirTouch Communications, Inc. (a)  746,600  31,030,563
McCaw International Ltd.
 warrants 4/15/07 (a)(e)  4,850  12,125
  31,042,688
ELECTRIC UTILITY - 1.1%
American Electric Power Co., Inc.   72,500  3,742,813
Dominion Resources, Inc.  149,500  6,363,094
Edison International  270,500  7,354,219

 SHARES VALUE (NOTE 1)
Entergy Corp.   187,600 $ 5,616,275
FPL Group, Inc.   148,100  8,765,669
GPU, Inc.   212,300  8,943,138
Long Island Lighting Co.   162,700  4,901,338
Niagara Mohawk Power Corp. (a)  79,800  837,900
  46,524,446
TELEPHONE SERVICES - 3.0%
AT&T Corp.   1,358,300  83,195,875
Ameritech Corp.  227,700  18,329,850
BellSouth Corp.   280,700  15,806,919
GTE Corp.   150,000  7,837,500
U S WEST Communications Group  160,000  7,220,000
  132,390,144
TOTAL UTILITIES   209,957,278
TOTAL COMMON STOCKS
 (Cost $2,079,214,580)   2,466,904,832
NONCONVERTIBLE PREFERRED STOCKS - 1.4%
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
California Federal Preferred
 Capital Corp. 9 1/8%  167,261  4,348,786
Crown America Realty Trust, Series A, 11%  25,058  1,309,281
Walden Residential Properties, Inc.
 9.20%  49,000  1,252,999
  6,911,066
FINANCE - 0.0%
INSURANCE - 0.0%
American Annuity Group Capital
 Trust II 8 3/4%  1,490  1,609,568
SIG Capital Trust I 9 1/2%  500  526,104
  2,135,672
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Echostar Communications Corp.
 12 1/8%, pay-in-kind (e)  2,509  2,584,291
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.8%
Adelphia Communications Corp. $13  11,243  1,332,296
American Radio Systems Corp.
 11 3/8%, pay-in-kind  27,126  3,038,112
Cablevision System Corp. 11 1/8%,
 depositary shares pay-in-kind  72,968  8,427,804
Capstar Broadcasting Partners, Inc.
 12%, pay-in-kind  2,910  316,099
Chancellor Media Corp.:
 12%, pay-in-kind (e)  19,323  2,202,822
 Series A, $12.25 (a)  11,863  1,637,094
Granite Broadcasting Corp.
 12 3/4%, pay-in-kind  2,066  2,293,260
SFX Broadcasting, Inc. 12 5/8%  25,367  2,904,522
Sinclair Capital 11 5/8%  28,380  3,107,610
Time Warner, Inc., Series M,
 10 1/4%, pay-in-kind  8,301  9,317,873
  34,577,492
PUBLISHING - 0.1%
Primedia, Inc. Series D, $10   31,050  3,244,725
TOTAL MEDIA & LEISURE   37,822,217
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B, 14 7/8%  5,100 $ 515,100
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp.
 $3.52, pay-in-kind   20,000  240,000
TECHNOLOGY - 0.0%
COMMUNICATIONS EQUIPMENT - 0.0%
Intermedia Communications, Inc.
 13 1/2%, pay-in-kind  1,490  1,825,250
UTILITIES - 0.2%
TELEPHONE SERVICES - 0.2%
Hyperion Telecommunications, Inc.
 12 7/8%, pay-in-kind (Reg.)  1,919  1,933,393
IXC Communications, Inc. 12 1/2%,
 pay-in-kind (e)  1,473  1,723,410
NEXTLINK Communications, Inc.
 14%, pay-in-kind  48,689  3,043,063
Winstar Communications, Inc.
 14 1/2% (a)(e)  3,166  3,308,470
  10,008,336
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $57,682,976)   62,041,932
NONCONVERTIBLE BONDS - 18.9%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED)(D) AMOUNT
AEROSPACE & DEFENSE - 0.2%
AEROSPACE & DEFENSE - 0.0%
Be Aerospace, Inc.
 9 7/8%, 2/1/06 B2 $ 270,000  284,850
Wyman-Gordon Co.
 8%, 12/15/07 Ba2  200,000  201,500
  486,350
DEFENSE ELECTRONICS - 0.1%
Raytheon Co.
 6.45%, 8/15/04 Baa1  5,940,000  5,969,165
Tracor, Inc.
 8 1/2%, 3/1/07 B1  1,170,000  1,187,550
  7,156,715
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc.
 9 1/4%, 12/1/06 B1  3,830,000  4,050,225
TOTAL AEROSPACE & DEFENSE   11,693,290
BASIC INDUSTRIES - 0.2%
CHEMICALS & PLASTICS - 0.1%
Acetex Corp. yankee
 9 3/4%, 10/1/03 B1  750,000  772,500
General Chemical Corp.
 9 1/4%, 8/15/03 B2  1,320,000  1,366,200

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
Huntsman Corp.
 9 1/2%, 7/1/07 (e) B2 $ 2,100,000 $ 2,205,000
Sterling Chemicals, Inc.
 11 1/4%, 4/1/07 B3  1,800,000  1,800,000
  6,143,700
PACKAGING & CONTAINERS - 0.1%
BWAY Corp. 10 1/4%,
 4/15/07 (e) B2  1,120,000  1,222,200
U.S. Can Corp.
 10 1/8%, 10/15/06 B2  590,000  619,500
  1,841,700
PAPER & FOREST PRODUCTS - 0.0%
Omega Cabinets Ltd.
 10 1/2%, 6/15/07 (e) B3  1,280,000  1,328,000
TOTAL BASIC INDUSTRIES   9,313,400
CONSTRUCTION & REAL ESTATE - 0.1%
BUILDING MATERIALS - 0.1%
Nortek, Inc.:
 9 1/4%, 3/15/07 B1  790,000  805,800
 9 1/8%, 9/1/07 B1  1,800,000  1,822,500
  2,628,300
CONSTRUCTION - 0.0%
U.S. Home Corp.
 8.88%, 8/15/07 B1  1,660,000  1,693,200
TOTAL CONSTRUCTION & REAL ESTATE   4,321,500
DURABLES - 0.5%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Aftermarket Technology Corp.
 12%, 8/1/04 B3  1,313,000  1,457,430
Blue Bird Body Co.
 10 3/4%, 11/15/06 B2  1,545,000  1,660,875
United Auto Group, Inc.
 11%, 7/15/07 (e) B3  750,000  742,500
  3,860,805
HOME FURNISHINGS - 0.0%
Sealy Mattress Co. 9 7/8%,
 12/15/07 (e) B3  100,000  102,500
TEXTILES & APPAREL - 0.4%
Dyersburg Corp., Series B,
 9 3/4%, 9/1/07 B2  1,120,000  1,173,200
GFSI, Inc. 9 5/8%, 3/1/07 B3  1,540,000  1,586,200
Levi Strauss & Co.
 7%, 11/1/06 (e) Baa2  7,700,000  7,879,949
Nine West Group, Inc.
 9%, 8/15/07 (e) Ba3  4,160,000  3,962,400
Pillowtex Corp. 9%,
 12/15/07 (e) B2  80,000  82,000
Worldtex, Inc. 9 5/8%,
 12/15/07 (e) B1  1,960,000  2,009,000
  16,692,749
TOTAL DURABLES   20,656,054
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
ENERGY - 0.4%
COAL - 0.1%
AEI Holding, Inc.
 10%, 11/15/07 (e) B2 $ 1,680,000 $ 1,730,400
Anker Coal Group, Inc.
 9 3/4%, 10/1/07 (e) B3  2,470,000  2,457,650
  4,188,050
ENERGY SERVICES - 0.0%
Newpark Resources, Inc.
 8 5/8%, 12/15/07 (e) B2  290,000  294,350
OIL & GAS - 0.3%
Belden & Blake Corp.
 9 7/8%, 6/15/07 B3  560,000  565,600
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3  1,780,000  1,953,550
Occidental Petroleum Corp.:
 10.94%, 5/17/00 Baa3  2,700,000  2,978,424
 6.39%, 11/9/00 Baa3  1,000,000  1,004,450
 8 1/2%, 11/9/01 Baa2  1,251,000  1,346,089
Ocean Energy, Inc.
 8 7/8%, 7/15/07 B3  930,000  988,125
Pennzoil Co.
 9 5/8%, 11/15/99 Baa3  2,260,000  2,386,311
Petsec Energy, Inc.
 9 1/2%, 6/15/07 B3  480,000  492,600
  11,715,149
TOTAL ENERGY   16,197,549
FINANCE - 7.5%
ASSET-BACKED SECURITIES - 1.8%
Airplanes Pass Through Trust
 Class D 10 7/8%, 3/15/19  Ba2  5,040,000  5,632,200
Caterpillar Financial Asset
 Trust 6.55%, 5/22/02  A3  880,000  885,638
CPS Auto Grantor Trust
 6.55%, 12/15/02  Aaa  2,863,688  2,875,321
Capita Equipment Receivables
 Trust 6.48%, 10/15/06  Baa2  2,950,000  2,922,624
Contimortgage Home Equity
 Loan Trust 6.26%, 7/15/12  Aaa  4,790,000  4,792,245
Dayton Hudson Credit Card
 Master Trust 6 1/4%,
 8/25/05  Aaa  4,800,000  4,803,696
Ford Credit Auto Owner Trust
 6.40%, 5/15/02  A1  3,120,000  3,131,856
Green Tree Financial Corp.:
 6 1/2%, 6/15/27  Aaa  1,800,000  1,803,366
 6.80%, 6/15/27  Aaa  1,900,000  1,916,017
 6.45%, 9/15/28  Aaa  3,640,000  3,667,584
 6.68%, 1/15/29  AAA  6,680,000  6,753,012
Key Plastics, Inc.
 10 1/4%, 3/15/07  A2  3,730,000  3,728,834
MBNA Master Credit Card
 Trust II 6.55%, 1/15/07 Aaa  9,440,000  9,616,622

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
Olympic Automobile Receivables
 Trust:
  6.40%, 9/15/01  Aaa $ 4,550,000 $ 4,530,688
  6.70%, 3/15/02  Aaa  2,150,000  2,175,531
Premier Auto Trust:
 8.05%, 4/4/00  Aaa  6,444,936  6,502,336
 6%, 5/6/00  Aaa  2,320,000  2,318,538
 6.34%, 1/6/03 Aaa  7,310,000  7,344,211
WFS Financial Owner Trust
 6.55%, 10/20/04  Aaa  4,430,000  4,431,827
  79,832,146
BANKS - 1.8%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3  7,000,000  7,084,490
Banc One Corp.:
 6.70%, 3/24/00 Aa3  4,500,000  4,549,005
 6 1/4%, 9/1/00 Aa3  4,770,000  4,775,963
BanPonce Financial Corp.
 7.72%, 4/13/00 A3  2,000,000  2,057,260
BanPonce Corp.
 6.665%, 3/5/01 A3  4,450,000  4,484,265
Bankers Trust Co. 5.96%,
 7/21/98 (g) A1  11,000,000  10,995,599
Capital One Bank:
 6.74%, 5/31/99 Baa3  4,000,000  4,039,240
 7.20%, 7/19/99 Baa3  8,000,000  8,111,040
 6.42%, 11/12/99 Baa3  4,900,000  4,914,994
 8 1/8%, 3/1/00 Baa3  1,500,000  1,554,810
Den Danske Bank AS 7.40%,
 6/15/10 (e)(g) A1  4,580,000  4,745,155
Morgan Stanley Dean Witter
 Discover & Co. 5.68%,
 1/15/99 (g) A1  10,500,000  10,500,000
NB Capital Trust IV
 8 1/4%, 4/15/27 A1  2,650,000  2,891,839
Provident Bank
 6 1/8%, 12/15/00 A3  1,740,000  1,731,874
Signet Banking Corp.
 9 5/8%, 6/1/99 A2  790,000  825,131
Summit Bancorp.
 8 5/8%, 12/10/02 BBB  1,730,000  1,887,897
Union Planters National Bank
 6.81%, 8/20/01 A3  3,500,000  3,552,500
  78,701,062
CREDIT & OTHER FINANCE - 3.1%
AT&T Capital Corp.:
 6.39%, 1/22/99 Baa3  1,520,000  1,526,536
 6.26%, 2/18/99 Baa3  8,000,000  8,021,040
 6.41%, 8/13/99 Baa3  7,500,000  7,529,250
 6.16%, 12/3/99 Baa3  2,750,000  2,746,865
Advanced Accessory Systems
 LLC/AAC Capital Corp.
 9 3/4%, 10/1/07 (e) B3  1,110,000  1,093,350
Ahmanson Capital Trust I
 8.36%, 12/1/26 (e) Baa3  4,250,000  4,624,765
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
BCH Cayman Islands Ltd.
 yankee 7.70%, 7/15/06 A3 $ 950,000 $ 998,745
BanPonce Trust I
 8.327%, 2/1/27 (e) Baa1  6,450,000  6,895,695
CIT Group Holdings, Inc.
 6 1/4%, 10/4/99 Aa3  6,500,000  6,514,300
Chrysler Financial Corp.
 6 3/8%, 1/28/00 A3  7,600,000  7,636,404
Finova Capital Corp.:
 6.44%, 11/6/01 Baa1  5,500,000  5,547,520
 6.12%, 5/28/02 Baa1  2,000,000  1,990,860
First Security Capital I
 8.41%, 12/15/26 A3  1,690,000  1,847,897
Ford Motor Credit Co.:
 5.73%, 2/23/00 A1  3,250,000  3,224,228
 6.65%, 5/22/00 A1  9,000,000  9,098,370
 5.68%, 2/15/01 A1  5,000,000  4,926,850
 6.57%, 3/19/01 A1  700,000  707,168
 7%, 9/25/01 A1  12,500,000  12,810,625
General Electric Capital Corp.
 6.94%, 4/13/09 (h) Aaa  7,000,000  7,072,100
General Motors Acceptance Corp.
 6 3/4%, 7/10/02 A3  7,990,000  8,138,614
Greenpoint Capital Trust I
 9.10%, 6/1/27 Ba1  1,200,000  1,321,500
Heller Financial, Inc.
 7 7/8%, 11/1/99 A2  5,050,000  5,181,805
Household Finance Corp.
 5.888%, 6/4/98 (g) -  12,500,000  12,500,000
KeyCorp Institutional Capital
 Series A, 7.826%, 12/1/26 A1  3,600,000  3,734,784
Nordstrom Credit, Inc.
 7 1/4%, 4/30/02 A2  3,500,000  3,645,495
Unicco Services Co./
 Unicco Finance Corp.
 9 7/8%, 10/15/07 (e) B3  1,580,000  1,580,000
U.S. West Capital Funding,
 Inc. 6.95%, 1/15/37 Baa1  3,730,000  3,842,161
  134,756,927
INSURANCE - 0.2%
Reliance Group
 9 3/4%, 11/15/03 B1  3,390,000  3,567,975
SunAmerica, Inc.
 6.20%, 10/31/99 Baa1  5,500,000  5,501,815
  9,069,790
SAVINGS & LOANS - 0.4%
Chevy Chase Savings Bank FSB:
 9 1/4%, 12/1/05 B1  850,000  875,500
 9 1/4%, 12/1/08 B1  1,560,000  1,606,800
First Nationwide Parent
 Holdings Ltd.
 12 1/2%, 4/15/03 B3  3,530,000  4,015,375

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
Great West Financial Trust II
 8.206%, 2/1/27 A3 $ 3,780,000 $ 4,009,144
Great Western Financial Corp.
 8.60%, 2/1/02 A3  2,000,000  2,163,740
Home Savings of America
 FSB 6 1/2%, 8/15/04 A3  2,830,000  2,842,820
Long Island Savings Bank FSB
 7%, 6/13/02 Baa3  2,500,000  2,537,500
  18,050,879
SECURITIES INDUSTRY - 0.2%
Merrill Lynch & Co., Inc.
 5.95%, 7/28/98 (g) -  10,500,000  10,500,000
TOTAL FINANCE   330,910,804
HEALTH - 0.5%
DRUGS & PHARMACEUTICALS - 0.0%
ICN Pharmaceuticals, Inc.,
 Series B, 9 1/4%, 8/15/05 B1  810,000  858,600
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Graham-Field Health Products,
 Inc. 9 3/4%, 8/15/07 (e) B3  2,440,000  2,562,000
McKesson Corp.
 6.60%, 3/1/00 A3  4,570,000  4,616,751
  7,178,751
MEDICAL FACILITIES MANAGEMENT - 0.3%
Integrated Health Services,
 Inc. (e):
  9 1/2%, 9/15/07  B2  2,710,000  2,791,300
  9 1/4%, 1/15/08  B2  3,850,000  3,927,000
Tenet Healthcare Corp.
 8 5/8%, 1/15/07 Ba3  4,240,000  4,367,200
Vencor, Inc. 8 5/8%, 7/15/07 B1  1,880,000  1,875,300
  12,960,800
TOTAL HEALTH   20,998,151
HOLDING COMPANIES - 0.1%
Norfolk Southern Corp.
 7.05%, 5/1/37 Baa1  6,610,000  6,986,373
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
ELECTRICAL EQUIPMENT - 0.0%
Echostar Communications Corp.
 secured discount 0%,
 6/1/04 (c) B2  1,290,000  1,180,350
Motors & Gears, Inc. 10 3/4%,
 11/15/06 (e) B3  430,000  456,875
  1,637,225
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Bucyrus International, Inc.
 9 3/4%, 9/15/07 B1  2,200,000  2,216,500
Continental Global Group, Inc.
 11%, 4/1/07 B2  730,000  777,450
Exide Corp. 10%, 4/15/05 B1  825,000  866,250
Goss Graphic System, Inc.
 12%, 10/15/06 B2  1,890,000  2,135,700
Roller Bearing Holdings, Inc.
 0%, 6/15/09 (c)(e) -  3,550,000  2,165,500
  8,161,400
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
POLLUTION CONTROL - 0.2%
Allied Waste North America
 10 1/4%, 12/1/06 B2 $ 1,990,000 $ 2,184,025
Envirosource, Inc. 9 3/8%,
 6/15/03 (e) B3  870,000  879,788
WMX Technologies, Inc.
 7.10%, 8/1/26 Baa1  4,610,000  4,767,478
  7,831,291
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   17,629,916
MEDIA & LEISURE - 3.7%
BROADCASTING - 2.6%
ACME Television/ACME
 Financial Corp. 0%,
 9/30/04 (c)(e) B3  1,740,000  1,281,075
Adelphia Communications Corp.:
 9 1/2%, 2/15/04 B3  6,111,175  5,994,696
 9 7/8%, 3/1/07 B3  1,350,000  1,427,625
Ascent Entertainment Group, Inc.
 0%, 12/15/04 (c)(e) B3  1,560,000  900,900
Cablevision System Corp.:
 9 1/4%, 11/1/05 B1  1,370,000  1,452,200
 9 7/8%, 5/15/06 B1  1,330,000  1,472,975
 7 7/8%, 12/15/07 Ba2  1,610,000  1,636,163
 9 7/8%, 2/15/13 B1  340,000  372,300
Capstar Broadcasting
 Partners, Inc.:
  9 1/4%, 7/1/07 B2  3,360,000  3,456,600
  0%, 2/1/09 (c) B3  1,230,000  888,675
Century Communications Corp.
 8 3/4%, 10/1/07 Ba3  2,840,000  2,896,800
Chancellor Radio Broadcasting
 Company 8 1/8%,
 12/15/07 (e) -  4,380,000  4,292,400
Citadel Broadcasting Co.
 10 1/4%, 7/1/07 (e) B3  650,000  703,625
Comcast UK Cable Partners Ltd.
 0%, 11/15/07 (c) B2  2,420,000  1,954,150
Continental Cablevision, Inc.:
 8 5/8%, 8/15/03 Baa3  2,790,000  3,031,670
 8.30%, 5/15/06 Baa3  2,605,000  2,843,123
 9%, 9/1/08 Baa3  2,630,000  3,038,492
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (c) B3  1,030,000  867,775
Fox Kids Worldwide, Inc.
 0%, 11/1/07 (c)(e) B1  2,620,000  1,552,350
Fox/Liberty Networks LLC/FLN
 Finance, Inc. 0%,
 8/15/07 (c)(e) B1  1,710,000  1,094,400
Frontiervision Operating
 Partners LP/Frontiervision
 Capital Corp.:
  11%, 10/15/06 B3  3,460,000  3,818,975
  0%, 9/15/07 (c) Caa  3,020,000  2,166,850

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3 $ 1,460,000 $ 1,529,350
 9 3/8%, 12/1/05 B3  2,355,000  2,384,438
Hearst-Argyle Television, Inc.
 7 1/2%, 11/15/27 Baa3  5,060,000  5,134,483
Intermedia Capital Partners IV
 LP/Intermedia Partners IV
 Capital Corp. 11 1/4%,
 8/1/06 B2  1,362,000  1,513,523
International Cabletel, Inc.
 0%, 2/1/06 (c) B3  1,480,000  1,154,400
Iridium LLC/Iridium Capital
 Corp.:
  11 1/4%, 7/15/05 (e) B3  1,350,000  1,329,750
  14%, 7/15/05 B3  540,000  587,250
Lenfest Communications, Inc.
 8 3/8%, 11/1/05 Ba3  2,030,000  2,093,438
NTL, Inc. 10%, 2/15/07 B3  2,480,000  2,610,200
Olympus Communications LP/
 Olympus Capital Corp.
 10 5/8%, 11/15/06 B1  1,160,000  1,284,700
Orion Network Systems, Inc.:
 11 1/4%, 1/15/07 B2  860,000  971,800
 0%, 1/15/07 (c) B2  2,050,000  1,522,125
Pegasus Communications Corp.
 9 5/8%, 10/15/05 (e) B3  945,000  963,900
Rogers Cablesystems Ltd.
 yankee 11%, 12/1/15 B2  1,800,000  2,079,000
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  930,000  1,023,000
Sinclair Broadcast Group, Inc.
 8 3/4%, 12/15/07 B2  2,540,000  2,540,000
TCI Communications, Inc.
 6.46%, 3/6/00 Ba1  6,570,000  6,550,881
TCI Communications Financing III
 9.65%, 3/31/27 Ba3  5,120,000  5,907,200
Tele Communications, Inc.
 9 1/4%, 4/15/02 Ba1  3,000,000  3,293,010
Telemundo Group, Inc.
 7%, 2/15/06 (h) B1  4,170,000  4,378,500
Telewest PLC 0%, 10/1/07 (c) B1  4,860,000  3,766,500
Time Warner, Inc.:
 7.95%, 2/1/00 Ba1  7,810,000  8,050,079
 7 3/4%, 6/15/05 Ba1  2,150,000  2,267,691
 8.18%, 8/15/07 Ba1  5,250,000  5,722,500
  115,801,537
ENTERTAINMENT - 0.4%
AMC Entertainment, Inc.
 9 1/2%, 3/15/09 B2  4,080,000  4,233,000
Ameristar Casinos, Inc.
 10 1/2%, 8/1/04 B3  1,290,000  1,302,900
Bally Total Fitness Holding Corp.
 9 7/8%, 10/15/07 (e) B3  2,910,000  2,953,650
Livent, Inc. 9 3/8%,
 10/15/04 (e) B1  2,080,000  2,080,000
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - CONTINUED
Viacom, Inc.:
 7 3/4%, 6/1/05 Ba2 $ 3,340,000 $ 3,431,316
 8%, 7/7/06 B1  4,180,000  4,195,675
  18,196,541
LODGING & GAMING - 0.3%
American Skiing Co.
 12%, 7/15/06 B3  2,600,000  2,879,500
Courtyard by Marriott II LP/
 Courtyard II Finance Co.,
 Series B, 10 3/4%, 2/1/08 B-  1,190,000  1,309,000
HMC Acquisition Properties, Inc.
 9%, 12/15/07 Ba3  4,730,000  4,966,500
HMH Properties, Inc.:
 9 1/2%, 5/15/05 Ba3  1,620,000  1,723,275
 8 7/8%, 7/15/07 Ba3  1,820,000  1,906,450
Sun International Hotels Ltd./
 Sun International North
 America, Inc. yankee
 9%, 3/15/07 Ba3  1,810,000  1,864,300
  14,649,025
PUBLISHING - 0.2%
Big Flower Press Holdings, Inc.
 8 7/8%, 7/1/07 (e) B2  1,170,000  1,175,850
Garden State Newspapers, Inc.
 8 3/4%, 10/1/09 (e) B1  2,620,000  2,629,825
News America Holdings, Inc.
 8 1/2%, 2/15/05 Baa3  2,080,000  2,280,949
Sun Media Corp. yankee:
 9 1/2%, 2/15/07 B3  900,000  967,500
 9 1/2%, 5/15/07 B3  370,000  397,750
  7,451,874
RESTAURANTS - 0.2%
Foodmaker, Inc.
 9 3/4%, 6/1/02 B2  2,630,000  2,708,900
Host Marriott Travel Plazas,
 Inc. 9 1/2%, 5/15/05 Ba3  5,500,000  5,843,750
  8,552,650
TOTAL MEDIA & LEISURE   164,651,627
NONDURABLES - 0.6%
AGRICULTURE - 0.0%
Windy Hill Pet Food, Inc.
 9 3/4%, 5/15/07 B3  1,140,000  1,185,600
FOODS - 0.2%
Chiquita Brands International,
 Inc. 9 5/8%, 1/15/04 B1  1,980,000  2,098,800
ConAgra, Inc.
 7 1/8%, 10/1/26 Baa1  4,250,000  4,513,458
  6,612,258
HOUSEHOLD PRODUCTS - 0.1%
Playtex Products, Inc.
 8 7/8%, 7/15/04 B1  1,470,000  1,488,375
Revlon Consumer Products
 Corp. 10 1/2%, 2/15/03 B3  4,120,000  4,336,300
  5,824,675

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
TOBACCO - 0.3%
Philip Morris Companies, Inc.:
 7 1/4%, 9/15/01 A2 $ 4,600,000 $ 4,712,930
 7%, 7/15/05 A2  4,710,000  4,801,186
 6.95%, 6/1/06 A2  4,420,000  4,577,617
  14,091,733
TOTAL NONDURABLES   27,714,266
RETAIL & WHOLESALE - 1.4%
APPAREL STORES - 0.1%
AnnTaylor, Inc.
 8 3/4%, 6/15/00 B3  2,630,000  2,616,850
Lamonts Apparel, Inc.
 10 1/4%, 11/1/99
 pay-in-kind (e)(i) -  2,816,000  105,600
Specialty Retailers, Inc.
 8 1/2%, 7/15/05 Ba3  810,000  826,200
  3,548,650
GENERAL MERCHANDISE STORES - 0.8%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1  4,000,000  4,060,200
 7 1/2%, 7/15/06 Baa1  3,500,000  3,715,985
Federated Department Stores,
 Inc.:
  10%, 2/15/01 Baa2  8,830,000  9,699,755
  8 1/8%, 10/15/02 Baa2  1,510,000  1,610,944
  6.79%, 7/15/27 Baa2  3,000,000  3,080,310
K mart Corp.:
 12 1/2%, 3/1/05 Ba3  2,020,000  2,469,450
 7 3/4%, 10/1/12 Ba3  240,000  233,400
 8 1/4%, 1/1/22 Ba3  1,790,000  1,767,625
Parisian, Inc.
 9 7/8%, 7/15/03 B1  2,120,000  2,268,400
Penney (J.C.) Co., Inc.
 6.95%, 4/1/00 A2  4,300,000  4,369,316
  33,275,385
GROCERY STORES - 0.5%
Ameriserve Food Distribution,
 Inc. 8 7/8%, 10/15/06 B1  3,290,000  3,322,900
Di Giorgio Corp.
 10%, 6/15/07 B3  790,000  776,175
Fleming Companies, Inc.
 10 5/8%, 7/31/07 (e) B3  1,830,000  1,930,650
Kroger Co. 8.15%, 7/15/06 Baa3  2,250,000  2,483,258
Mrs. Fields Original
 Cookies, Inc. 10 1/8%,
 12/1/04 (e) B2  1,420,000  1,427,100
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02 Caa  4,080,000  3,335,400
 9 5/8%, 5/1/03 Caa  5,060,000  4,661,525
Pueblo Xtra International, Inc.
 9 1/2%, 8/1/03 B3  3,100,000  2,931,150
Randalls Food Markets, Inc.
 9 3/8%, 7/1/07 (e) B2  2,030,000  2,090,900
  22,959,058
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
J Crew Operating Corp.
 10 3/8%, 10/15/07 (e) B3 $ 510,000 $ 443,700
J Crew Group, Inc. 0%,
 10/15/08 (c)(e) Caa  630,000  274,050
  717,750
TOTAL RETAIL & WHOLESALE   60,500,843
SERVICES - 0.4%
LEASING & RENTAL - 0.3%
PHH Corp. 5.99%, 6/11/98 (g) -  12,500,000  12,498,745
PRINTING - 0.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  1,410,000  1,424,100
SERVICES - 0.1%
Borg-Warner Security Corp.
 9 5/8%, 3/15/07 B3  960,000  1,003,200
Iron Mountain, Inc.
 8 3/4%, 9/30/09 (e) B3  1,530,000  1,560,600
  2,563,800
TOTAL SERVICES   16,486,645
TECHNOLOGY - 0.4%
COMPUTER SERVICES & SOFTWARE - 0.1%
Federal Data Corp.
 10 1/8%, 8/1/05 (e) B3  2,690,000  2,716,900
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Comdisco, Inc.
 6 3/8%, 11/30/01 Baa1  8,300,000  8,300,000
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc.
 11%, 8/1/03 Ba1  1,750,000  1,872,500
Communications Instruments,
 Inc. 10%, 9/15/04 (e) B3  230,000  234,600
Fairchild Semiconductor Corp.:
 10 1/8%, 3/15/07 B2  1,340,000  1,417,050
 11.74%, 3/15/08
  pay-in-kind (f) -  1,866,427  1,829,304  5,353,454
TOTAL TECHNOLOGY   16,370,354
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.3%
Delta Air Lines, Inc.
 9 7/8%, 5/15/00 Baa3  1,500,000  1,616,130
Kitty Hawk, Inc.
 9.95%, 11/15/04 (e) B1  2,455,000  2,528,650
US Air, Inc.:
 9 5/8%, 2/1/01 B3  1,810,000  1,882,400
 10%, 7/1/03 B3  2,200,000  2,288,000
 10 3/8%, 3/1/13 B1  3,340,000  3,715,750
  12,030,930
RAILROADS - 0.0%
Burlington Corp. 7.29%,
 6/1/36 Baa2  3,000,000  3,213,570
TOTAL TRANSPORTATION   15,244,500

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
UTILITIES - 2.2%
CELLULAR - 0.4%
Clearnet Communications, Inc.
 yankee 0%, 12/15/05 (c) B3 $ 2,440,000 $ 1,927,600
Globalstar LP/Globalstar
 Capital C Corp.
 11 3/8%, 2/15/04 B3  550,000  555,500
McCaw International Ltd.
 0%, 4/15/07 (c) CCC  4,850,000  2,813,000
Millicom International Cellular
 SA 0%, 6/1/06 (c) B3  2,250,000  1,642,500
Nextel Communications,
 Inc. (c)(e):
  0%, 9/15/07  B3  881,000  557,233
  0%, 10/31/07  B3  8,840,000  5,359,250
Paging Network, Inc.
 8.875%, 2/1/06 B2  670,000  658,275
Rogers Communications, Inc.
 8 7/8%, 7/15/07 B2  2,520,000  2,520,000
360 Degrees Communications
 Co. 7 1/8%, 3/1/03 Ba1  2,770,000  2,828,890
  18,862,248
ELECTRIC UTILITY - 0.7%
AES Corp. 8 3/8%, 8/15/07 Ba1  1,235,000  1,231,913
Avon Energy Partners Holdings
 6.73%, 12/11/02 (e) Baa2  4,910,000  4,943,879
CalEnergy, Inc.
 9 1/2%, 9/15/06 Ba1  900,000  970,875
Calpine Corp. 8 3/4%,
 7/15/07 (e) Ba3  3,100,000  3,162,000
Hydro-Quebec yankee
 7.40%, 3/28/25 A2  2,620,000  3,185,527
Israel Electric Corp. Ltd. (e):
 yankee 7 7/8%, 12/15/26 A3  1,960,000  2,044,770
 7 3/4%, 12/15/27 A3  5,450,000  5,488,259
Long Island Lighting Co.
 8 5/8%, 4/15/04 Ba1  6,130,000  6,350,374
NIPSCO Capital Markets, Inc.
 7.39%, 4/1/04 Baa1  3,500,000  3,649,013
  31,026,610
TELEPHONE SERVICES - 1.1%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c) -  5,220,000  4,176,000
GCI, Inc. 9 3/4%, 8/1/07 B2  440,000  457,600
Hyperion Telecommunications,
 Inc.:
  Series B, 0%, 4/15/03 (c) B  2,300,000  1,667,500
  12 1/4%, 9/1/04 B  2,460,000  2,699,850
ICG Holdings, Inc. (c):
 0%, 9/15/05  -  1,820,000  1,478,750
 0%, 5/1/06 -  940,000  707,350
McLeodUSA, Inc.
 9 1/4%, 7/15/07 (e) B3  1,330,000  1,386,525
NEXTLINK Communications, Inc.
 9 5/8%, 10/1/07 B3  4,440,000  4,573,200
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
Netia Holdings BV 0%,
 11/1/07 (c)(e) B3 $ 2,420,000 $ 1,379,400
Qwest Communications
 International, Inc. 0%,
 10/15/07 (c)(e) B2  6,560,000  4,460,800
Teleport Communications
 Group, Inc. 0%, 7/1/07 (c) B1  3,050,000  2,501,000
Transtel SA 12 1/2%,
 11/1/07 (e) B2  1,240,000  1,174,900
Winstar Equipment
 12 1/2%, 3/15/04 B3  3,460,000  3,883,850
WorldCom, Inc.:
 9 3/8%, 1/15/04 Ba1  3,708,000  3,925,919
 8 7/8%, 1/15/06 Ba1  3,139,000  3,377,313
 7 3/4%, 4/1/07 Ba1  7,540,000  8,097,131
  45,947,088
TOTAL UTILITIES   95,835,946
TOTAL NONCONVERTIBLE BONDS
 (Cost $798,223,075)   835,511,218
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 5.4%
U.S. TREASURY OBLIGATIONS - 3.5%
 6 7/8%, 3/31/00 Aaa  3,580,000  3,668,390
 11 7/8%, 11/15/03 Aaa  19,540,000  25,417,241
 7%, 7/15/06 Aaa  4,017,000  4,335,829
 11 3/4%, 2/15/10 (callable) Aaa  26,045,000  34,839,355
 12 3/4%, 11/15/10 (callable)Aaa  12,000,000  17,128,080
 13 7/8%, 5/15/11 (callable) Aaa  25,650,000  39,032,118
 9%, 11/15/18 Aaa  8,240,000  11,131,746
 7 1/4%, 2/15/23 Aaa  7,316,000  8,351,653
 7 5/8%, 2/15/25 Aaa  6,390,000  7,754,840
 6 1/2%, 11/15/26 Aaa  3,055,000  3,261,213
 6 3/8%, 8/15/27 Aaa  1,350,000  1,423,832
  156,344,297
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.9%
Farm Credit Systems Financial
 Assistance Corp. 8.80%,
 6/10/05 Aaa  2,000,000  2,326,240
Federal Agricultural Mortgage
 Corp. 7.63%, 1/16/01 Aaa  3,321,000  3,482,899
Federal Farm Credit Bank:
 8.16%, 12/7/04 Aaa  5,000,000  5,588,300
 9.55%, 5/9/05 Aaa  2,500,000  3,014,450
Federal Home Loan Bank:
 7.31%, 6/16/04 Aaa  2,500,000  2,675,400
 8.22%, 11/17/04 Aaa  4,000,000  4,468,480
 7.59%, 3/10/05 Aaa  3,850,000  4,192,881

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
Freddie Mac 6 3/4%, 8/1/05 Aaa $ 2,500,000 $ 2,605,850
Fannie Mae 6.97%, 4/8/04 Aaa  6,010,000  6,334,901
Guaranteed Export Trust
 Certificates (assets of Trust
 guaranteed by U.S.
 Government through
 Export-Import Bank)
 Series 1994-A,
 7.12%, 4/15/06 Aaa  7,288,986  7,568,871
State of Israel (guaranteed by U.S.
 Government through Agency
 for International Development):
  6 5/8%, 8/15/03 Aaa  7,810,000  8,079,445
  5 5/8%, 9/15/03 Aaa  8,540,000  8,434,360
  6 3/4%, 8/15/04 Aaa  2,144,000  2,237,243
U.S. Trade Trust Certificates
 (assets of Trust guaranteed by
 U.S. government through
 Export-Import Bank) 6.69%,
 1/15/09 (e) Aaa  5,599,795  5,747,691
U.S. Department of Housing and
 Urban Development government
 guaranteed participation
 certificates:
  Series 1995-A,
   8.24%, 8/1/04 Aaa  3,260,000  3,639,660
  Series 1996-A,
   6.67%, 8/1/01 Aaa  9,400,000  9,592,324
  Series 1996-A, 7.63%,
   8/1/14 (callable) Aaa  2,825,000  3,014,388
  83,003,383
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $237,063,894)   239,347,680
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 5.7%
FREDDIE MAC - 0.4%
5 1/2%, 1/1/03 to 8/1/01 Aaa  3,890,579  3,786,602
7%, 4/1/01 to 8/1/01 Aaa  2,552,505  2,585,150
7 1/2%, 6/1/25 to 12/1/27 Aaa  8,613,005  8,821,155
8 1/2%, 7/1/21 to 6/1/23 Aaa  233,268  245,612
  15,438,519
FANNIE MAE - 4.8%
5 1/2%, 2/1/03 to 5/1/03 Aaa  3,713,104  3,624,398
6%, 10/1/02 to 5/1/26 Aaa  62,531,858  61,261,698
6 1/2%, 12/1/25 to 7/1/26 Aaa  84,250,411  83,636,017
7%, 1/1/28  Aaa  38,080,000  38,365,600
7 1/2%, 2/1/27 to 10/1/27 Aaa  24,815,552  25,397,813
  212,285,526
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.5%
6%, 12/15/08 to 6/15/09 Aaa $ 3,676,577 $ 3,655,489
6 1/2%, 6/15/08 to 7/15/09 Aaa  18,387,291  18,569,889
8%, 5/15/25 Aaa  200,685  208,085
8 1/2%, 12/15/16 Aaa  120,441  128,720
  22,562,183
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $258,652,237)   250,286,228
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
PRIVATE SPONSOR - 0.0%
Credit-Based Asset Servicing
 and Securitization LLC
 Series 1997-2 Class 2B,
 7.289%, 12/29/25 (e)(g)(i)
 (Cost $797,344) Ba3  1,500,000  772,969
COMMERCIAL MORTGAGE SECURITIES - 1.7%
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 11.425%,
 12/25/01 (e)(g) -  750,000  762,422
Blackrock Capital Funding LLC
 Series 1996 Class C2,
 7.588%, 11/16/26 (e)(g) AAA  712,200  714,871
BKB Commercial Mortgage Trust
 Series 1997-C1 Class D,
 7.83%, 2/25/43 (e)(g) BBB  1,800,000  1,828,898
Berkeley Federal Bank & Trust
 FSB Series 1994 Class 1B,
 7.692%, 8/1/24 (e)(g) -  1,900,000  1,443,406
CS First Boston Mortgage
 Securities Corp.:
  Series 1995-AEWI
   Class E, 9.656%,
   11/25/27 (e)(g) -  550,000  556,359
  Series 1997-C2 Class D
   7.27%, 4/17/11  Baa2  5,300,000  5,311,594
DLJ Mortgage Acceptance
 Corp. Series 1993-MF12
 Class B-2, 10.10%,
 9/18/03 (e) -  600,000  610,169
Equitable Life Assurance Society
 of the United States (The) (e):
  Series 1996-1 Class C1,
   7.52%, 5/15/06  A2  2,300,000  2,442,784
  Series 174, Class D1
   7.77%, 5/15/06  Baa2  2,200,000  2,350,788
  Series 174 Class B1, 7.33%,
   5/15/06 Aa2  3,500,000  3,701,250

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
Franchise Mortgage Acceptance
 Company LLC Loan Receivables
 Trust (e)(g):
  Series 1997-A Class E,
   8.104%, 4/15/19 - $ 500,000 $ 471,094
  Series 1997-B Class E,
   7.89%, 9/15/19  -  500,000  434,844
First Chicago/Lennar Trust I
 Series 1997-CHL1 (g):
  Class D, 8.116%, 5/29/08  -  1,100,000  1,095,531
  Class E, 8.116%, 2/28/11  -  1,600,000  1,365,000
First Union-Lehman Brothers
 Commercial Mortgage Trust
 sequential pay Series
 1997-C2 Class B,
 6.79%, 10/18/11 Aa2  11,350,000  11,461,727
General Motors Acceptance
 Corp. Commercial Mortgage
 Securities, Inc.:
  Series 1996-C1 Class F,
   7.86%, 11/15/06 (e) Ba3  750,000  720,240
  Series 1997-C2 Class D,
   7.192%, 1/15/08  Baa1  1,470,000  1,477,335
  Series 1997-C2 Class E,
   7.624%, 4/15/11  Baa3  3,120,000  3,103,901
GS Mortgage Securities Corp. II
 Series 1997-GL Class A2-B,
 6.86%, 7/13/30 Aaa  4,640,000  4,765,605
Kidder Peabody Acceptance
 Corp. sequential pay,
 Series 1993-M1 Class A2,
 7.15%, 4/25/25 Aa2  1,765,346  1,772,517
Morgan Stanley Capital One, Inc.:
  Series 1996-MBL1 Class E,
   8.565%, 5/25/21 (e)(g) -  1,826,056  1,717,812
  Series 1997-C1 Class A-1C,
   7.63%, 2/15/20 Aaa  4,560,000  4,833,600
NB Commercial Mortgage
 sequential pay, Series FSI
 Class A, 7.187%,
 10/20/23 (e) -  926,652  927,520
Penn Mutual Life Insurance Co.
 (The) Series 1996-PML (e):
  Class K, 7.90%, 11/15/26  -  1,473,000  1,085,395
  Class L, 7.90%, 11/15/26  -  1,133,000  546,899
Resolution Trust Corp.
 Series 1991-M2 Class A3,
 7.542%, 9/25/20 (g) Ba3  454,838  391,160
Structured Asset Securities Corp.:
 Series 1993-C1 Class E,
  6.60%, 10/25/24 (e) B  1,250,000  500,000
 Series 1995-C1 Class E,
  7 3/8%, 9/25/24 (e) BB  1,200,000  1,144,875
 sequential pay Series 1996
  Class A-2A, 7 3/4%,
  2/25/28 AAA  1,483,722  1,500,471
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(D) AMOUNT (NOTE 1)
Structured Asset Securities Corp.: - continued
 Series 1996-CFL Class E,
  7 3/4%, 2/25/28 BB+ $ 2,390,000 $ 2,449,003
 Series 1996-CFL Class G,
  7 3/4%, 2/25/28 (e) -  1,000,000  919,375
Thirteen Affiliates of General
 Growth Properties, Inc. (e):
  Series A2, 6.602%,
   11/15/07 Aaa  3,830,000  3,839,920
  Series D2, 6.992%,
   11/15/12 Baa2  4,120,000  4,177,762
  Series E2, 7.224%,
   11/15/12 Baa3  2,450,000  2,466,538
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (e) Aaa  2,676,825  2,706,940
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $73,587,968)   75,597,605
FOREIGN GOVERNMENT OBLIGATIONS (J) - 0.4%
Export Development Corp.
 yankee 8 1/8%, 8/10/99 Aa2  1,640,000  1,691,086
Israeli State euro
 6 3/8%, 12/19/01 A3  3,350,000  3,333,250
Manitoba Province yankee
 6 3/8%, 10/15/99 A1  7,000,000  7,038,640
Mexico Value recovery rights
 6/30/03 discount A -  2,000  -
Newfoundland Province yankee
 11 5/8%, 10/15/07 Baa1  2,000,000  2,742,580
Quebec Province yankee
 7.22%, 7/22/36 (h) A2  2,800,000  3,091,200
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $17,429,170)   17,896,756
SUPRANATIONAL OBLIGATIONS - 0.1%
Inter American Development Bank
 yankee 6.29%, 7/16/27
 (Cost $4,720,123) Aaa  4,750,000  4,934,300
BANK NOTES - 0.5%
Key Bank N.A.
 5.836%, 8/20/99 (g)   10,500,000  10,489,920
Morgan Guaranty Trust Co.
 6.155%, 3/30/98 (g)   11,000,000  10,997,909
TOTAL BANK NOTES
 (Cost $21,480,400)   21,487,829
CERTIFICATES OF DEPOSIT - 2.4%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
Australia & New Zealand Banking
 Group Ltd. yankee
 5.825%, 7/28/98  $ 5,000,000 $ 4,999,938
Banque Nationale de Paris
 yankee 5 3/4%, 7/31/98   5,500,000  5,495,915
Barclays Bank PLC yankee
 5.80%, 3/2/98   8,500,000  8,501,463
Bayerische Vereinsbank AG
 yankee 5.695%, 3/17/98   10,000,000  9,999,118
Canadian Imperial Bank of
 Commerce:
  5.91%, 8/28/98   10,000,000  9,996,147
  yankee 6.20%, 8/1/00   5,730,000  5,738,595
Chase Manhattan Bank
 5 3/4%, 2/9/98   5,500,000  5,499,827
Deutsche Bank AG yankee:
 6.20%, 4/10/98   6,000,000  6,003,935
 5.94%, 10/26/98   10,000,000  9,998,286
Landesbank Hessen-Thuringen
 yankee:
  5.78%, 1/27/98   6,200,000  6,198,937
  5.67%, 2/11/98   3,000,000  2,998,925
PNC Bank 5.6075%,
 2/2/98 (g)   5,000,000  4,964,887
Rabobank Nederland Coop
 Central yankee:
  5.97%, 3/20/98   3,500,000  3,500,236
  6.20%, 4/10/98   5,000,000  5,003,279
Societe Generale France
 yankee 5.91%, 10/15/98   7,000,000  6,996,005
Westdeutsche Landesbank
 yankee 5.83%, 8/3/98   9,000,000  8,991,482
Westpac Banking Corp.
 yankee 5.885%, 8/27/98   2,000,000  1,998,761
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $106,898,216)   106,885,736
COMMERCIAL PAPER - 1.0%
Bear Stearns Cos., Inc.
 5.56%, 1/12/98   4,600,000  4,592,167
Citibank Credit Card Master Trust I
 (Dakota Certificate program)
 5.80%, 2/24/98   8,300,000  8,229,127
General Motors Acceptance
 Corp. 5.77%, 2/11/98   11,800,000  11,723,562
Goldman Sachs Group LP
 5.83%, 1/26/98   5,000,000  4,980,233
GTE Corp. 6.02%, 2/24/98   11,800,000  11,698,546
TOTAL COMMERCIAL PAPER
 (Cost $41,222,358)   41,223,635
MASTER NOTES - 0.4%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
Corestates Bank NA
 5.66%, 1/30/98 (g)  $ 6,000,000 $ 5,999,939
First Bank National Association
 5.87%, 5/15/98 (g)   5,800,000  5,796,346
Goldman Sachs Group LP (The)
 5.75%, 5/4/98 (f)(g)   6,700,000  6,699,263
TOTAL MASTER NOTES
 (Cost $23,493,963)   18,495,548
CASH EQUIVALENTS - 6.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 6.84% dated
 12/31/97 due 1/2/98  $ 11,406,333  11,402,000
 SHARES
Taxable Central Cash Fund (b)   265,348,211  265,348,211
TOTAL CASH EQUIVALENTS
 (Cost $276,750,211)   276,750,211
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,997,216,515)  $ 4,418,136,479
LEGEND
1. Non-income producing
2. At period end, the seven-day yield of the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
4. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $172,386,807 or 3.9% of net assets.
6. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
SECURITY DATE COST
Fairchild Semiconductor Corp.
 11.74%, 3/15/08 pay-in-kind 4/3/97 $ 1,541,077
   9/15/97 $ 106,427
Goldman Sachs Group LP (The)
 5.75%, 5/4/98  8/5/97 $ 6,700,000
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
9. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
10. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $3,823,522,395 and $3,745,273,290, respectively, of which U.S. government and government agency obligations aggregated $772,490,801 and $1,280,593,277, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $539,413 for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 17.4% AAA, AA, A 16.9%
Baa 4.4% BBB 5.3%
Ba 2.5% BB 1.6%
B 5.2% B 4.9%
Caa 0.3% CCC 0.6%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1.1%. FMR has determined that unrated debt securities that are lower quality account for 1.0% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $3,998,564,924. Net unrealized appreciation aggregated $419,571,555, of which $491,902,520 related to appreciated investment securities and $72,330,965 related to depreciated investment securities.
The fund hereby designates approximately $285,641,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $11,402,000)
(COST $3,997,216,515) -                                                                                  $ 4,418,136,479
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                     525,048

RECEIVABLE FOR INVESTMENTS SOLD                                                                          11,698,866

RECEIVABLE FOR FUND SHARES SOLD                                                                          7,469,532

DIVIDENDS RECEIVABLE                                                                                     4,376,743

INTEREST RECEIVABLE                                                                                     25,005,795

OTHER RECEIVABLES                                                                                        116,994

 TOTAL ASSETS                                                                                            4,467,329,457

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                        $ 61,426,889

PAYABLE FOR FUND SHARES REDEEMED                                                          3,614,252

ACCRUED MANAGEMENT FEE                                                                    1,973,892

DISTRIBUTION FEES PAYABLE                                                                 1

OTHER PAYABLES AND                                                                        366,850
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                        67,381,884

NET ASSETS                                                                                                $ 4,399,947,573

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                         $ 3,423,257,690

UNDISTRIBUTED NET INVESTMENT INCOME                                                                      137,705,425

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS       418,070,024

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                420,914,434
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS                                                                                              $ 4,399,947,573


INITIAL CLASS:                                       $18.01
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER SHARE
 ($4,399,937,352 (DIVIDED BY) 244,269,732
SHARES)

SERVICE CLASS:                                       $17.99
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER SHARE
 ($10,221 (DIVIDED BY) 568 SHARES)

STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME                                                                 $ 41,933,420
DIVIDENDS

INTEREST                                                                           121,750,422

 TOTAL INCOME                                                                      163,683,842

EXPENSES

MANAGEMENT FEE                                                     $ 22,002,088

TRANSFER AGENT FEES                                                 2,712,765

DISTRIBUTION FEES - SERVICE CLASS                                   2

ACCOUNTING FEES AND EXPENSES                                        809,468

NON-INTERESTED TRUSTEES' COMPENSATION                               19,680

CUSTODIAN FEES AND EXPENSES                                         184,740

REGISTRATION FEES                                                   8,446

AUDIT                                                               154,951

LEGAL                                                               24,813

MISCELLANEOUS                                                       179,975

 TOTAL EXPENSES BEFORE REDUCTIONS                                   26,096,928

 EXPENSE REDUCTIONS                                                 (306,423       25,790,505
                                                                   )

NET INVESTMENT INCOME                                                              137,893,337

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              422,313,957

 FOREIGN CURRENCY TRANSACTIONS                                      (26,433        422,287,524
                                                                   )

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              189,542,068

 ASSETS AND LIABILITIES IN                                          (6,167         189,535,901
 FOREIGN CURRENCIES                                                )

NET GAIN (LOSS)                                                                    611,823,425

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 749,716,762

OTHER INFORMATION                                                                 $ 291,902
 EXPENSE REDUCTIONS
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                14,521

                                                                                  $ 306,423


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1997           1996




OPERATIONS                                                                            $ 137,893,337     $ 123,680,897
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                              422,287,524       331,183,089

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                  189,535,901       15,746,586

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       749,716,762       470,610,572

DISTRIBUTIONS TO SHAREHOLDERS                                                          (127,145,659      (119,397,539
FROM NET INVESTMENT INCOME                                                            )                 )

 FROM NET REALIZED GAIN                                                                (317,186,364      (98,450,602
                                                                                      )                 )

 TOTAL DISTRIBUTIONS                                                                   (444,332,023      (217,848,141
                                                                                      )                 )

SHARE TRANSACTIONS - NET INCREASE (DECREASE)                                           453,368,657       55,587,437

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                              758,753,396       308,349,868

NET ASSETS

 BEGINNING OF PERIOD                                                                   3,641,194,177     3,332,844,309

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $137,705,425 AND
$120,488,851, RESPECTIVELY)                                                             $ 4,399,947,573   $ 3,641,194,177



OTHER INFORMATION:

      YEAR ENDED DECEMBER 31, 1997             YEAR ENDED DECEMBER 31, 1996

      SHARES                         DOLLARS   SHARES                         DOLLARS



SHARE TRANSACTIONS                                         22,516,597     $ 378,800,337     17,138,645     $ 270,086,820
INITIAL CLASS
 SOLD

  REINVESTED                                               28,796,632      444,332,023      14,427,029      217,848,141

  REDEEMED                                                 (22,110,811)    (369,773,703)    (27,544,207)    (432,347,524)

  NET INCREASE (DECREASE)                                  29,202,418     $ 453,358,657     4,021,467      $ 55,587,437

 SERVICE CLASS A                                           568            $ 10,000          -              $ -
 SOLD

  REINVESTMENT                                             -               -                -               -

  REDEEMED                                                 -               -                -               -

  NET INCREASE (DECREASE)                                  568            $ 10,000          -              $ -

DISTRIBUTIONS                                                             $ 127,145,659                    $ 119,397,539
INITIAL CLASS - NET INVESTMENT INCOME

 INITIAL CLASS - NET REALIZED GAIN                                         317,186,364                      98,450,602

 TOTAL                                                                    $ 444,332,023                    $ 217,848,141

 SERVICE CLASS - NET INVESTMENT INCOME                                    $ -                              $ -

 SERVICE CLASS - NET REALIZED GAIN                                         -                                -

 TOTAL                                                                    $ -                              $ -

                                                                          $ 444,332,023                    $ 217,848,141

A SERVICE CLASS COMMENCED SALE OF SHARES NOVEMBER 3, 1997.






FINANCIAL HIGHLIGHTS - INITIAL CLASS
                                                     YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA                              1997          1996          1995          1994          1993
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 16.93       $ 15.79       $ 13.79       $ 15.42       $ 13.32

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                               .57 D         .63           .30           .45           .33

 NET REALIZED AND UNREALIZED GAIN (LOSS)             2.58          1.55          1.99          (1.33)        2.39

 TOTAL FROM INVESTMENT OPERATIONS                     3.15          2.18          2.29          (.88)         2.72

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                          (.59)         (.57)         (.29)         (.29)         (.33)

 IN EXCESS OF NET INVESTMENT INCOME                   -             -             -             -             (.04)

 FROM NET REALIZED GAIN                               (1.48)        (.47)         -             (.46)         (.25)

 TOTAL DISTRIBUTIONS                                   (2.07)        (1.04)        (.29)         (.75)         (.62)

NET ASSET VALUE, END OF PERIOD                        $ 18.01       $ 16.93       $ 15.79       $ 13.79       $ 15.42

TOTAL RETURN B, C                                      20.65%        14.60%        16.96%        (6.09)%       21.23%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 4,399,937   $ 3,641,194   $ 3,332,844   $ 3,290,527   $ 2,422,692

RATIO OF EXPENSES TO AVERAGE NET ASSETS               .65%          .74%          .81%          .81%          .88%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS                                    .64% F        .73%          .79%          .80%          .88%
                                                                    F             F             F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS   3.43%         3.60%         3.54%         4.07%         3.64%

PORTFOLIO TURNOVER RATE                                101%          168%          256%          85%           113%

AVERAGE COMMISSION RATE G                             $ .0408       $ .0163




FINANCIAL HIGHLIGHTS - SERVICE CLASS
                          YEAR ENDED
                          DECEMBER 31,

SELECTED PER-SHARE DATA   1997 E




NET ASSET VALUE, BEGINNING OF PERIOD                     $ 17.60

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                   .10 D

 NET REALIZED AND UNREALIZED GAIN (LOSS)                 .29

 TOTAL FROM INVESTMENT OPERATIONS                        .39

NET ASSET VALUE, END OF PERIOD                           $ 17.99

TOTAL RETURN B                                           2.22%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                  $ 10

RATIO OF EXPENSES TO AVERAGE NET ASSETS                  .75%
                                                         A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS     3.52%
                                                         A

PORTFOLIO TURNOVER                                       101%

AVERAGE COMMISSION RATE G                                $ .0408

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE
CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES
TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF
SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Asset Manager Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares; the fund's original class of shares (Initial Class shares) and Service Class shares. The fund commenced sale of Service Class shares on November 3, 1997. Both classes of shares have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign
2. OPERATING POLICIES - CONTINUED
FOREIGN CURRENCY CONTRACTS - CONTINUED
currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $8,528,567 or 0.2% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .55% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.
For the period, Service Class paid FDC $2, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, FMR or FDC informed the fund that payments made to third parties under the Plans amounted to $1,779,647 and $0 for the Initial Class and Service Class, respectively.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to reduce a portion of the funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 20% of the outstanding shares of the fund. In addition, three unaffiliated insurance companies were each record owners of 10% or more of the total outstanding shares of the fund, totaling 47%.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Asset Manager Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Asset Manager Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
Price Waterhouse LLP
Boston, Massachusetts
February 10, 1998
DISTRIBUTIONS


The Board of Trustees of VIP II: Asset Manager Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

INITIAL CLASS
Pay Date  2/7/97  2/6/98
Record Date  2/7/97  2/6/98
Dividends  $.59  $.57
Short-Term
Capital Gains  $1.12  $.54
Long-Term
Capital Gains  $.36  $1.17
Long-Term
Capital Gain Breakdown:
 28% rate  100%  61.85%
 20% rate  -  38.15%


SERVICE CLASS
Pay Date    2/6/98
Record Date    2/6/98
Dividends    $.57
Short-Term
Capital Gains    $.54
Long-Term
Capital Gains    $1.17
Long-Term
Capital Gain Breakdown:
 28% rate    61.85%
 20% rate    38.15%






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard C. Habermann, VICE PRESIDENT
Charles S. Morrison, VICE PRESIDENT
John Todd, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY